SUPPLEMENT
(TO PROSPECTUS DATED SEPTEMBER 10, 1993 AND PROSPECTUS SUPPLEMENT DATED DECEMBER 10, 1993)

THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC. [LOGO]
                                     SELLER
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1993-58
       PRINCIPAL AND INTEREST PAYABLE MONTHLY, COMMENCING IN JANUARY 1996
                     VARIABLE RATE1 CLASS A-10 CERTIFICATES
                       1ON THE CLASS A-10 NOTIONAL AMOUNT
                               ------------------
    The Series 1993-58 Mortgage Pass-Through Certificates (the "Series 1993-58 Certificates") are the Series 1993-58 Certificates described in the accompanying Prospectus Supplement dated December 10, 1993 (the "Prospectus Supplement") and the accompanying Prospectus dated September 10, 1993 (the "Prospectus"). The Series 1993-58 Certificates consist of one class of senior certificates (the "Class A Certificates") and one class of subordinated certificates (the "Class B Certificates"). The Class A Certificates consist of twelve subclasses (each, a "Subclass") of Certificates designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-R and Class A-LR Certificates. The Class B Certificates are not divided into subclasses. Only the Class A-10 Certificates are being offered hereby. The Series 1993-58 Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Estate") established by The Prudential Home Mortgage Securities Company, Inc. (the "Seller") and consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, one- to four-family, residential first mortgage loans having original terms to stated maturity of approximately 30 years (the "Mortgage Loans"), together with certain related property. Certain of the Mortgage Loans may be secured primarily by shares issued by cooperative housing corporations. The Mortgage Loans are serviced by The Prudential Home Mortgage Company, Inc. (in its capacity as servicer, the "Servicer," otherwise "PHMC"). The Mortgage Loans will consist of mortgage loans originated in connection with the relocation of employees of various corporate employers participating in PHMC's relocation program and of employees of various non-participant employers ("Relocation Mortgage Loans"). See "Description of the Mortgage Loans" herein and in the Prospectus Supplement.
    PROSPECTIVE INVESTORS IN THE CLASS A-10 CERTIFICATES SHOULD CONSIDER THE FACTORS DISCUSSED UNDER "RISK FACTORS AND SPECIAL CONSIDERATIONS" HEREIN ON PAGE S1-3.
    The credit enhancement for the Series 1993-58 Certificates is provided through the use of a "shifting interest" type subordination, which has the effect of allocating all or a disproportionate amount of principal prepayments and other unscheduled receipts of principal to the Class A Certificates for at least nine years beginning on the first Distribution Date. See "Summary Information--Credit Enhancement" and "--Effects of Prepayments on Investment Expectations," "Description of the Certificates" and "Prepayment and Yield Considerations" in the Prospectus Supplement.
    THE YIELD TO MATURITY OF THE CLASS A-10 CERTIFICATES WILL BE HIGHLY SENSITIVE TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS, WHICH MAY BE PREPAID AT ANY TIME WITHOUT PENALTY. INVESTORS SHOULD CONSIDER THE ASSOCIATED RISKS THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS, PARTICULARLY THOSE MORTGAGE LOANS WITH A HIGHER RATE OF INTEREST, COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN ANTICIPATED AND THAT A RAPID RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) COULD RESULT IN THE FAILURE OF INVESTORS TO FULLY RECOVER THEIR INITIAL INVESTMENTS. See "Sensitivity of the Pre-Tax Yield and Weighted Average Life of the Class A-10 Certificates" herein and "Description of the Certificates--Principal (Including Prepayments)" and "Prepayment and Yield Considerations" in the Prospectus Supplement and in the Prospectus.
                                                        (CONTINUED ON NEXT PAGE)
THESE SECURITIES DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC. OR ANY AFFILIATE THEREOF. NEITHER
   THESE SECURITIES NOR THE  UNDERLYING MORTGAGE LOANS  WILL BE INSURED  OR
     GUARANTEED  BY ANY                           GOVERNMENTAL AGENCY OR
                                INSTRUMENTALITY.
                              --------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND  EXCHANGE COMMISSION OR ANY  STATE SECURITIES COMMISSION PASSED UPON
     THE  ACCURACY  OR  ADEQUACY  OF  THIS  SUPPLEMENT,  THE  PROSPECTUS
        SUPPLEMENT  OR  THE  PROSPECTUS.  ANY  REPRESENTATION  TO  THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                              --------------------

    The Class A-10 Certificates are being offered by Greenwich Capital Markets, Inc. (the "Underwriter") from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Seller from the sale of the Class A-10 Certificates will be approximately 1.13% of the Pool Scheduled Principal Balance as of the Distribution Date in January 1996 without giving effect to partial principal prepayments or net partial liquidation proceeds received on or after the Determination Date in December 1995, plus accrued interest from December 1, 1995 to (but not including) December 13, 1995, before deducting expenses payable by the Seller estimated to be $45,000. See "Underwriting" herein.
    The Class A-10 Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to approval of certain legal matters by counsel. It is expected that delivery of the Class A-10 Certificates will be made at the offices of the Underwriter, 600 Steamboat Road, Greenwich, Connecticut 06830 on or about December 13, 1995.
                                     [LOGO]

December 7, 1995

(CONTINUED FROM PREVIOUS PAGE)
    The Class A-10 Certificates may not be appropriate investments for individual investors. The Class A-10 Certificates are offered in the minimum denominations described herein under "Description of the Certificates." It is intended that the Class A-10 Certificates not be directly or indirectly held or beneficially owned in amounts lower than such minimum denominations.
    There is currently no secondary market for the Class A-10 Certificates and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment at any particular time or for the life of the Class A-10 Certificates. The Underwriter intends to act as a market maker in the Class A-10 Certificates, subject to applicable provisions of federal and state securities laws and other regulatory requirements, but is under no obligation to do so and any such market making may be discontinued at any time. There can be no assurance that any investor will be able to sell a Class A-10 Certificate at a price equal to or greater than the price at which such Certificate was purchased.
    Distributions in respect of interest and of principal are made on the 25th day of each month or the next succeeding business day to the holders of record of the Class A-10 Certificates on the last business day of the preceding month, to the extent that their allocable portion of the Pool Distribution Amount (as defined in the Prospectus Supplement) is sufficient therefor. On each Distribution Date (as defined herein), to the extent funds are available therefor, the amount of interest distributed in respect of the Class A-10 Certificates will equal the interest accrued during the applicable Regular Interest Accrual Period (as defined in the Prospectus Supplement). Interest will accrue during each Regular Interest Accrual Period on the Class A-10 Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates (as defined herein) of the Mortgage Loans as of the first day of such period minus 6.25%, on the Class A-10 Notional Amount (as defined herein), less any Non-Supported Interest Shortfall (as defined in the Prospectus Supplement) and other losses allocable to the Class A-10 Certificates as described in the Prospectus Supplement under "Description of the Certificates--Interest." The Class A Subclass Principal Balance of the Class A-10 Certificates as of the Determination Date in December 1995 will be approximately  $1,000.  The  Class  A  Subclass  Principal  Balance  as  of  the
Determination Date in January 1996 will be equal to such balance as of the Determination Date in December 1995 reduced by the amount of any distributions or other reductions of principal on the Distribution Date in December 1995. Distributions in reduction of the principal balance of the Class A Certificates will be made monthly on each Distribution Date in an aggregate amount equal to the Class A Principal Distribution Amount (as defined in the Prospectus Supplement). Distributions in reduction of the principal balance of the Class A Certificates each month will be allocated among the Subclasses of Class A Certificates in the manner described in the Prospectus Supplement under "Description of the Certificates--Principal (Including Prepayments)." Distributions on the Class A-10 Certificates will be made pro rata among Certificateholders of such Subclass based on their Percentage Interests (as defined in the Prospectus Supplement).
    This Supplement does not contain complete information regarding the Class A-10 Certificates and should be read only in conjunction with the Prospectus Supplement and the Prospectus. Sales of the Class A-10 Certificates may not be consummated unless the purchaser has received this Supplement, the Prospectus Supplement and the Prospectus. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Prospectus Supplement or the Prospectus, as applicable.
                              -------------------
    UNTIL MARCH 7, 1996, ALL DEALERS EFFECTING TRANSACTIONS IN THE CLASS A-10 CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER THIS SUPPLEMENT, THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER THIS SUPPLEMENT, THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                      S1-2

                                    GENERAL
    The following is qualified in its entirety by reference to the detailed information appearing in the Prospectus Supplement and in the Prospectus, both of which should be read in conjunction with this Supplement. Capitalized terms used in this Supplement and not otherwise defined herein have the meanings assigned in the Prospectus Supplement or in the Prospectus. See "Index of Significant Prospectus Supplement Definitions" in the Prospectus Supplement and "Index of Significant Definitions" in the Prospectus.
    The Series 1993-58 Certificates were issued on December 17, 1993. The Class A-10 Certificates were not offered to the public at the time of the issuance of the Series 1993-58 Certificates.
                    RISK FACTORS AND SPECIAL CONSIDERATIONS
    The yield to maturity of the Class A-10 Certificates will be directly related to the rate of payments of principal on the Mortgage Loans in the Trust Estate, particularly with respect to those Mortgage Loans with higher rates of interest. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate of principal prepayments (including partial prepayments and those resulting from refinancing) thereon by mortgagors, liquidations of defaulted Mortgage Loans, repurchases by the Seller of Mortgage Loans as a result of defective documentation or breaches of representations and warranties, optional repurchase by the Seller of defaulted Mortgage Loans and optional purchase by the Servicer of all of the Mortgage Loans in connection with the termination of the Trust Estate. See "Description of the Mortgage Loans--Optional Repurchase of Defaulted Mortgage Loans" and "Pooling and Servicing Agreement--Optional Termination" in the Prospectus Supplement and "The Trust Estates--Mortgage Loans--Assignment of Mortgage Loans to the Trustee," "--Optional Repurchases" and "The Pooling and Servicing Agreement--Termination; Purchase of Mortgage Loans" in the Prospectus. Mortgagors are permitted to prepay the Mortgage Loans, in whole or in part, at any time without penalty.
    The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing rates for similar mortgage loans fall below the Mortgage Interest Rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar mortgage loans rise above the Mortgage Interest Rates on the Mortgage Loans, the rate of prepayment would generally be expected to decrease.
    The yield to maturity on the Class A-10 Certificates may be affected by the geographic concentration of the Mortgaged Properties securing the Mortgage Loans. As of November 17, 1995, Mortgaged Properties located in the following states secured at least 5.00% of the Aggregate Unpaid Principal Balance of the Mortgage Loans: California (24.99%), New Jersey (14.74%), Connecticut (8.45%), Illinois (6.18%) and Texas (5.37%). In recent years, California and several other regions in the United States have experienced significant declines in housing prices. In addition, California, as well as certain other regions, has experienced natural disasters, including earthquakes, hurricanes and flooding, which may adversely affect property values. Any direct damage to the Mortgaged Properties caused by such disasters, deterioration in housing prices in California (and to a lesser extent the other states in which the Mortgaged Properties are located) or the deterioration of economic conditions in such regions which adversely affects the ability of borrowers to make payments on the Mortgage Loans may increase the likelihood of losses on the Mortgage Loans. Such losses, if they occur, may increase the likelihood of liquidations and prepayments which may have an adverse effect on the yield to maturity of the Class A-10 Certificates. See "Description of the Mortgage Loans" herein.
    AN INVESTOR THAT PURCHASES CLASS A-10 CERTIFICATES, WHICH ARE EXPECTED TO BE OFFERED AT A SUBSTANTIAL PREMIUM, SHOULD CONSIDER THE RISK THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS WILL RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN SUCH INVESTOR'S EXPECTED YIELD AND MAY RESULT IN THE FAILURE OF SUCH INVESTOR TO FULLY RECOVER ITS INITIAL INVESTMENT. See "Sensitivity of the Pre-Tax Yield and Weighted Average Life of the Class A-10 Certificates" herein and "Prepayment and Yield Considerations" in the Prospectus Supplement.
    The Seller and the Servicer are each either a direct or indirect, wholly-owned subsidiary of Residential Services Corporation of America, which is a direct, wholly-owned subsidiary of The Prudential Insurance Company of America, a mutual insurance company organized under the laws of the State of New Jersey ("Prudential Insurance"). On March 15, 1995, Prudential Insurance announced its intention to sell Residential Services Corporation of America, including all of its subsidiary operations. Such sale may be effected through the sale of either the stock or assets of Residential Services Corporation of America or such subsidiary operations, including the Seller and the Servicer. However, Prudential Insurance has not entered into an agreement for the sale of Residential Services Corporation of America, the Seller or the Servicer as of the date of this Supplement.

                                      S1-3

                        DESCRIPTION OF THE CERTIFICATES
    The Class A-10 Certificates will be offered in fully registered, certificated form in minimum denominations of $46,000,000 initial Class A-10 Notional Amount and any amount in excess thereof. The Class A Subclass Principal Balance of the Class A-10 Certificates as of the Determination Date in December 1995 will be approximately $1,000. The Class A Subclass Principal Balance as of the Determination Date in January 1996 will be equal to such balance as of the Determination Date in December 1995 reduced by the amount of distributions or other reductions of principal on the Distribution Date in December 1995.
    Distributions of interest and in reduction of principal balance to holders of Class A-10 Certificates will be made monthly, to the extent of such Subclass' entitlement thereto, on the 25th day of each month or, if such day is not a business day, on the succeeding business day (each, a "Distribution Date"), beginning in January 1996.
    Distributions (other than the final distribution in retirement of the Class A-10 Certificates, as described in the Prospectus Supplement) will be made by check mailed to the address of the person entitled thereto as it appears on the Certificate Register. However, with respect to any holder of Class A-10 Certificates evidencing at least a 25% Percentage Interest, distributions will be made on the Distribution Date by wire transfer in immediately available funds, provided that the Servicer, or the paying agent acting on behalf of the Servicer, shall have been furnished with appropriate wiring instructions not less than seven business days prior to the related Distribution Date.
    The Class A-10 Certificates will be entitled to a distribution in respect of interest accrued during each Regular Interest Accrual Period in an amount up to such Subclass' Class A Subclass Interest Accrual Amount. The Class A Subclass Interest Accrual Amount for the Class A-10 Certificates will equal the product of (i) 1/12th of the difference between (a) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans as of such Distribution Date) and (b) 6.25% and
(ii) the Class A-10 Notional Amount.
    The Class A Subclass Interest Accrual Amount for the Class A-10 Certificates will be reduced by the portion of (i) any Non-Supported Interest Shortfall allocable to such Subclass and (ii) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to such Subclass as described under "Description of the Certificates--Interest" in the Prospectus Supplement.
    The "Net Mortgage Interest Rate" on each Mortgage Loan is equal to the Mortgage Interest Rate on such Mortgage Loan as stated in the related Mortgage Note minus the Servicing Fee rate of 0.20% per annum. See "Pooling and Servicing Agreement--Servicing Compensation and Payment of Expenses" in the Prospectus Supplement.
    The "Class A-10 Notional Amount" with respect to each Distribution Date will be equal to the Pool Scheduled Principal Balance, as defined under "Description of the Certificates--Principal (Including Prepayments)" in the Prospectus Supplement, as of such Distribution Date. The Class A-10 Notional Amount with respect to the Distribution Date in November 1995 was approximately $239,198,099. The Class A-10 Notional Amount with respect to the Distribution Date in January 1996 will be equal to the Class A-10 Notional Amount with respect to the Distribution Date in November 1995, less the difference between the Pool Scheduled Principal Balance with respect to the Distribution Date in November 1995 and the Pool Scheduled Principal Balance with respect to the Distribution Date in January 1996. A notional amount does not entitle a holder to receive distributions of principal on the basis of such notional amount, but is solely used for the purpose of computing the amount of interest accrued on a Subclass. The initial Class A-10 Notional Amount was approximately $275,088,802.
    The Prospectus Supplement and the Prospectus contain significant additional information concerning the characteristics of the Class A-10 Certificates. Investors are urged to read "Description of the Certificates" in the Prospectus Supplement and in the Prospectus.

                                      S1-4

                       DESCRIPTION OF THE MORTGAGE LOANS
    As of November 17, 1995, the Mortgage Loans in the Trust Estate consisted of fixed interest rate, conventional, monthly pay, fully amortizing, one- to four-family, residential first mortgage loans originated or acquired by PHMC for its own account or for the account of an affiliate having original terms to stated maturity of approximately 30 years. The "Unpaid Principal Balance" of a Mortgage Loan as of November 17, 1995 is its unpaid principal balance as of such date assuming no delinquencies. As of November 17, 1995, the Mortgage Loans included 823 promissory notes, having an aggregate Unpaid Principal Balance (the "Aggregate Unpaid Principal Balance") of approximately $236,798,193, secured by first liens (the "Mortgages") on one- to four-family residential properties (the "Mortgaged Properties") and having the additional characteristics described below and in the Prospectus.
    No Mortgage Loan is a Buy-Down Loan. See "The Trust Estates--Mortgage Loans" in the Prospectus.
    Each of the Mortgage Loans is subject to a due-on-sale clause. See "Certain Legal Aspects of the Mortgage Loans--'Due-on-Sale' Clause" and "Servicing of the Mortgage Loans--Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" in the Prospectus.
    As of November 17, 1995, each Mortgage Loan had an Unpaid Principal Balance of not less than $65,425 or more than $977,943, and the average Unpaid Principal Balance of the Mortgage Loans was approximately $287,726. The latest stated maturity date of any of the Mortgage Loans was December 1, 2023; however, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Based on information supplied by the mortgagors in connection with their loan applications at origination, all of the Mortgaged Properties were owner occupied primary residences. See "PHMC--Mortgage Loan Underwriting" in the Prospectus.
    All of the Mortgage Loans are Relocation Mortgage Loans. Relocation Mortgage Loans are mortgage loans originated in connection with the relocation of employees of various corporate employers participating in PHMC's relocation program ("Sponsored Relocation Loans") and mortgage loans originated in connection with the relocation of employees whose employers generally do not participate in PHMC's relocation program ("Non-sponsored Relocation Loans"). Non-sponsored Relocation Loans are generated as a result of the referral of loan applicants to PHMC by various mortgage brokers and similar entities and the acquisition of mortgage loans by PHMC from various other originators. See "PHMC--Mortgage Loan Production Sources" in the Prospectus. The persons being relocated may be existing or newly hired employees. The Seller has not verified, and makes no representation as to, whether any individual mortgagor of any Relocation Mortgage Loan continues to be employed by the same employer as at the time of origination. As of November 17, 1995, 482 of the Mortgage Loans, representing approximately 58.09% of the Aggregate Unpaid Principal Balance of the Mortgage Loans, were Sponsored Relocation Loans, and 341 of the Mortgage
Loans, representing approximately 41.91% of the Aggregate Unpaid Principal Balance of the Mortgage Loans, were Non-sponsored Relocation Loans.
    As of November 17, 1995, 88 of the Mortgage Loans, representing approximately 11.01% of the Aggregate Unpaid Principal Balance of the Mortgage Loans, were subject to subsidy agreements, which, except under certain limited circumstances, require the employers of the mortgagors to make a portion of the payments on the related Mortgage Loans ("Subsidy Loans") for specified periods. All of the Subsidy Loans are Sponsored Relocation Loans. The subsidy agreements relating to Subsidy Loans generally provide that monthly payments made by the related mortgagors will be less than the scheduled monthly payments on such Mortgage Loans, with the present value of the resulting difference in payments being provided by the employers of the mortgagors in advance, generally on an annual basis. The Subsidy Loans are offered by employers generally through either a graduated or fixed subsidy loan program, or a combination thereof. See "The Trust Estates--Mortgage Loans" in the Prospectus. The effective subsidized rates under the various programs offered generally range from one to five percentage points below the interest rate specified in the related mortgage note. These subsidized rates are used to calculate the applicable debt-to-income ratios that are used to evaluate the creditworthiness of prospective borrowers. This procedure may enable certain mortgagors who otherwise would not meet PHMC's underwriting guidelines to obtain mortgage loans. See "Prepayment and Yield Considerations" in the Prospectus Supplement and "PHMC-- Mortgage Loan Underwriting" in the Prospectus.

                                      S1-5

    Subsidy accounts paid by the employers have been deposited by the Servicer in an account (the "Subsidy Account") maintained by the Servicer, which is not part of the Trust Estate or the Upper-Tier REMIC or the Lower-Tier REMIC. Funds in the Subsidy Account with respect to each Subsidy Loan will be withdrawn by the Servicer and deposited in the Certificate Account on the business day following the receipt by the Servicer of the mortgagor's monthly payment to which such funds relate. Funds in the Subsidy Account with respect to a Subsidy Loan will not be withdrawn by the Servicer, and are not permitted to be applied under the related subsidy agreement, during any period in which such Subsidy Loan is in default. Despite the existence of the subsidy agreement, the mortgagor remains liable for making all scheduled payments on a Subsidy Loan. From time to time, the amount of a subsidy payment or the term of a subsidy agreement may, upon the request of a corporate employer, be modified. See "The Trust Estates--Mortgage Loans" in the Prospectus.

                                      S1-6

    Set forth below is a description of certain additional characteristics of the Mortgage Loans as of November 17, 1995 (except as otherwise indicated).
                            MORTGAGE INTEREST RATES

                                                                      PERCENTAGE OF
                                                        AGGREGATE       AGGREGATE
                                         NUMBER OF       UNPAID           UNPAID
                                         MORTGAGE       PRINCIPAL       PRINCIPAL
MORTGAGE INTEREST RATES                    LOANS         BALANCE         BALANCE
---------------------------------------  ---------   ---------------  --------------
6.500%.................................      68      $ 20,099,847.74        8.49   %
6.625%.................................     110        32,117,385.52       13.56
6.750%.................................     140        40,305,706.23       17.00
6.875%.................................     127        37,696,231.91       15.92
7.000%.................................     114        32,549,116.27       13.75
7.125%.................................      83        22,904,421.64        9.67
7.250%.................................      66        18,794,848.67        7.94
7.375%.................................      38        10,645,430.89        4.50
7.500%.................................      34         9,961,214.28        4.21
7.625%.................................      15         4,072,848.09        1.72
7.750%.................................      17         4,515,710.93        1.91
7.875%.................................       5         1,473,005.26        0.62
8.000%.................................       3           846,493.71        0.36
8.125%.................................       2           583,923.59        0.25
8.500%.................................       1           232,007.93        0.10
                                            ---      ---------------     -------
        Total..........................     823      $236,798,192.66      100.00   %
                                            ---      ---------------     -------
                                            ---      ---------------     -------

As of November 17, 1995, the weighted average Mortgage Interest Rate of the Mortgage Loans was approximately 6.952% per annum. The Net Mortgage Interest Rate of each Mortgage Loan is equal to the Mortgage Interest Rate of such Mortgage Loan minus the Servicing Fee rate of 0.20% per annum. As of November 17, 1995, the weighted average Net Mortgage Interest Rate of the Mortgage Loans was approximately 6.752% per annum.
                      REMAINING MONTHS TO STATED MATURITY

                                                                      PERCENTAGE OF
                                                        AGGREGATE       AGGREGATE
                                         NUMBER OF       UNPAID           UNPAID
                                         MORTGAGE       PRINCIPAL       PRINCIPAL
REMAINING STATED TERM (MONTHS)             LOANS         BALANCE         BALANCE
---------------------------------------  ---------   ---------------  --------------
322....................................       1      $    186,292.67        0.08   %
324....................................       2           307,325.25        0.13
329....................................       4         1,382,034.46        0.58
330....................................       3           815,566.11        0.34
331....................................       7         2,346,527.69        0.99
332....................................      37         9,866,726.11        4.17
333....................................      63        17,507,302.75        7.39
334....................................     251        74,131,132.15       31.31
335....................................     275        79,055,220.44       33.39
336....................................     147        41,961,551.45       17.72
337....................................      33         9,238,513.58        3.90
                                            ---      ---------------     -------
        Total..........................     823      $236,798,192.66      100.00   %
                                            ---      ---------------     -------
                                            ---      ---------------     -------

As of November 17, 1995, the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 335 months.

                                      S1-7

                              YEARS OF ORIGINATION

                                                                      PERCENTAGE OF
                                                        AGGREGATE       AGGREGATE
                                         NUMBER OF       UNPAID           UNPAID
                                         MORTGAGE       PRINCIPAL       PRINCIPAL
YEAR OF ORIGINATION                        LOANS         BALANCE         BALANCE
---------------------------------------  ---------   ---------------  --------------
1992...................................        3     $    493,617.92        0.21   %
1993...................................      820      236,304,574.74       99.79
                                         ---------   ---------------     -------
        Total..........................      823     $236,798,192.66      100.00   %
                                         ---------   ---------------     -------
                                         ---------   ---------------     -------

As of November 17, 1995, the earliest month and year of origination of any Mortgage Loan was August 1992 and the latest month and year of origination of any Mortgage Loan was November 1993.
                         ORIGINAL LOAN-TO-VALUE RATIOS

                                                                      PERCENTAGE OF
                                                        AGGREGATE       AGGREGATE
                                         NUMBER OF       UNPAID           UNPAID
                                         MORTGAGE       PRINCIPAL       PRINCIPAL
ORIGINAL LOAN-TO-VALUE RATIO               LOANS         BALANCE         BALANCE
---------------------------------------  ---------   ---------------  --------------
50.0% or less..........................      10      $  3,253,304.30        1.37   %
50.1-55.0%.............................       7         2,062,975.39        0.87
55.1-60.0%.............................      21         6,728,276.60        2.84
60.1-65.0%.............................      28         7,300,631.62        3.08
65.1-70.0%.............................      39        12,159,080.75        5.13
70.1-75.0%.............................      62        20,998,855.73        8.87
75.1-80.0%.............................     361       106,159,601.47       44.84
80.1-85.0%.............................      33         7,755,683.25        3.28
85.1-90.0%.............................     262        70,379,783.55       29.72
                                            ---      ---------------     -------
        Total..........................     823      $236,798,192.66      100.00   %
                                            ---      ---------------     -------
                                            ---      ---------------     -------

As of November 17, 1995, the minimum and maximum Loan-to-Value Ratios at origination of the Mortgage Loans were 32.7% and 90.0%, respectively, and the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans was approximately 79.7%. The Loan-to-Value Ratio of a Mortgage Loan is calculated using the lesser of (i) the appraised value of the related Mortgaged Property, as established by an appraisal obtained by the originator from an appraiser at the time of origination and (ii) the sale price for such property. In some instances, the Loan-to-Value Ratio may be based on an appraisal that was obtained by the originator more than four months prior to origination, provided that (i) a recertification of the original appraisal is obtained and (ii) the original appraisal was obtained no more than twelve months prior to origination. For the purpose of calculating the Loan-to-Value Ratio of any Mortgage Loan that is the result of the refinancing (including a refinancing for "equity take-out" purposes) of an existing mortgage loan, the appraised value of the related Mortgaged Property is generally determined by reference to an appraisal obtained in connection with the origination of the replacement loan. See "The Trust Estates-- Mortgage Loans" in the Prospectus. As of November 17, 1995, 223 of the Mortgage Loans having Loan-to-Value Ratios at origination in excess of 80%, representing approximately 24.70% of the Aggregate Unpaid Principal Balance of the Mortgage Loans, were originated without primary mortgage insurance. See "PHMC--Mortgage Loan Underwriting" in the Prospectus.

                                      S1-8

                       MORTGAGE LOAN DOCUMENTATION LEVELS

                                                                      PERCENTAGE OF
                                                        AGGREGATE       AGGREGATE
                                         NUMBER OF       UNPAID           UNPAID
                                         MORTGAGE       PRINCIPAL       PRINCIPAL
DOCUMENTATION LEVELS                       LOANS         BALANCE         BALANCE
---------------------------------------  ---------   ---------------  --------------
Full Documentation.....................     525      $149,858,846.35       63.28   %
Asset & Income Verification............       0                 0.00        0.00
Asset & Mortgage Verification..........     118        32,440,245.86       13.70
Income & Mortgage Verification.........       1           264,596.16        0.11
Asset Verification.....................       2           516,298.33        0.22
Income Verification....................       0                 0.00        0.00
Mortgage Verification..................     175        53,183,817.68       22.46
Preferred Processing...................       2           534,388.28        0.23
                                            ---      ---------------     -------
        Total..........................     823      $236,798,192.66      100.00   %
                                            ---      ---------------     -------
                                            ---      ---------------     -------

Documentation levels vary depending upon several factors, including loan amount, Loan-to-Value Ratio and the type and purpose of the Mortgage Loan. Asset, income and mortgage verifications were obtained for Mortgage Loans processed with "full documentation." In the case of "preferred processing," neither asset, income nor mortgage verifications were obtained. However, for all of the Mortgage Loans, verification of the borrower's employment, a credit report on the borrower and a property appraisal were obtained. See "PHMC--Mortgage Loan Underwriting" in the Prospectus.
                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                      PERCENTAGE OF
                                                        AGGREGATE       AGGREGATE
               ORIGINAL                  NUMBER OF       UNPAID           UNPAID
             MORTGAGE LOAN               MORTGAGE       PRINCIPAL       PRINCIPAL
           PRINCIPAL BALANCE               LOANS         BALANCE         BALANCE
         --------------------            ---------   ---------------  --------------
Less than or equal to $200,000.........       19     $  2,599,597.39        1.10   %
$200,001-$250,000......................      319       71,433,164.28       30.18
$250,001-$300,000......................      199       53,310,832.82       22.51
$300,001-$350,000......................      134       42,208,058.49       17.82
$350,001-$400,000......................       79       29,395,169.54       12.41
$400,001-$450,000......................       25       10,416,955.56        4.40
$450,001-$500,000......................       15        6,947,370.03        2.93
$500,001-$550,000......................       10        5,119,745.07        2.16
$550,001-$600,000......................       11        6,195,592.08        2.62
$600,001-$650,000......................        3        1,847,449.19        0.78
$700,001-$750,000......................        2        1,457,362.52        0.62
$750,001-$800,000......................        3        2,282,302.03        0.96
$850,001-$900,000......................        2        1,702,871.38        0.72
$900,001-$950,000......................        1          903,779.54        0.38
$950,001-$1,000,000....................        1          977,942.74        0.41
                                         ---------   ---------------     -------
        Total..........................      823     $236,798,192.66      100.00   %
                                         ---------   ---------------     -------
                                         ---------   ---------------     -------

As of November 17, 1995, the average Unpaid Principal Balance of the Mortgage Loans was approximately $287,726. As of November 17, 1995, the weighted average Loan-to-Value Ratio at origination and the maximum Loan-to-Value Ratio at origination of the Mortgage Loans which had original principal balances in excess of $600,000 were approximately 72.7% and 85.0%, respectively. See "The Trust Estates--Mortgage Loans" and "PHMC--Mortgage Loan Underwriting" in the Prospectus.

                                      S1-9

                              MORTGAGED PROPERTIES

                                                                      PERCENTAGE OF
                                                        AGGREGATE       AGGREGATE
                                         NUMBER OF       UNPAID           UNPAID
                                         MORTGAGE       PRINCIPAL       PRINCIPAL
PROPERTY                                   LOANS         BALANCE         BALANCE
---------------------------------------  ---------   ---------------  --------------
Single-family detached.................      801     $230,949,332.57       97.53   %
Two- to four-family units..............        0                0.00        0.00
Condominiums...........................       15        3,734,895.07        1.58
Cooperative Units......................        0                0.00        0.00
Townhouses.............................        1          408,655.84        0.17
Planned Unit Developments..............        6        1,705,309.18        0.72
                                         ---------   ---------------     -------
        Total..........................      823     $236,798,192.66      100.00   %
                                         ---------   ---------------     -------
                                         ---------   ---------------     -------

                                     S1-10

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                      PERCENTAGE OF
                                                        AGGREGATE       AGGREGATE
                                         NUMBER OF       UNPAID           UNPAID
                                         MORTGAGE       PRINCIPAL       PRINCIPAL
GEOGRAPHIC AREA                            LOANS         BALANCE         BALANCE
---------------------------------------  ---------   ---------------  --------------
Alabama................................       1      $    240,542.81        0.10   %
Arizona................................       6         1,866,466.80        0.79
California.............................     182        59,137,115.51       24.99
Colorado...............................      13         3,252,981.74        1.37
Connecticut............................      63        19,998,285.53        8.45
Delaware...............................       5         1,209,248.07        0.51
Florida................................      14         3,584,974.15        1.51
Georgia................................      26         6,638,184.01        2.80
Hawaii.................................       3         1,044,954.92        0.44
Idaho..................................       1           218,819.17        0.09
Illinois...............................      51        14,630,342.38        6.18
Indiana................................       2           459,260.97        0.19
Kansas.................................       5         1,499,940.47        0.63
Kentucky...............................       4           884,363.75        0.37
Louisiana..............................       2           373,806.99        0.16
Maine..................................       1           211,137.19        0.09
Maryland...............................      27         7,813,455.21        3.30
Massachusetts..........................      36        10,596,183.64        4.47
Michigan...............................       9         2,027,387.34        0.86
Minnesota..............................      13         3,550,760.45        1.50
Mississippi............................       1           229,260.39        0.10
Missouri...............................       4         1,196,425.55        0.51
Montana................................       1           267,092.54        0.11
Nevada.................................       1           236,606.54        0.10
New Hampshire..........................       1           254,526.78        0.11
New Jersey.............................     122        34,906,487.70       14.74
New Mexico.............................       1           350,345.46        0.15
New York...............................      27         8,060,516.53        3.40
North Carolina.........................      22         5,353,940.89        2.26
Ohio...................................      19         5,002,458.48        2.11
Oregon.................................       3           762,296.57        0.32
Pennsylvania...........................      41        10,917,398.77        4.61
Rhode Island...........................       1           234,264.84        0.10
South Carolina.........................       2           335,415.30        0.14
Tennessee..............................       8         2,057,141.71        0.87
Texas..................................      51        12,714,862.38        5.37
Utah...................................       4         1,189,238.39        0.50
Virginia...............................      33         8,776,915.36        3.71
Washington.............................      10         2,992,342.25        1.26
West Virginia..........................       2           522,739.88        0.22
Wisconsin..............................       4         1,013,412.58        0.43
Wyoming................................       1           186,292.67        0.08
                                            ---      ---------------     -------
        Total..........................     823      $236,798,192.66      100.00   %
                                            ---      ---------------     -------
                                            ---      ---------------     -------

As of November 17, 1995, no more than approximately 1.57% of the Aggregate Unpaid Principal Balance of the Mortgage Loans was secured by Mortgaged Properties located in any one zip code.

                                     S1-11

                         ORIGINATORS OF MORTGAGE LOANS

                                                                      PERCENTAGE OF
                                                        AGGREGATE       AGGREGATE
                                         NUMBER OF       UNPAID           UNPAID
                                         MORTGAGE       PRINCIPAL       PRINCIPAL
ORIGINATOR                                 LOANS         BALANCE         BALANCE
---------------------------------------  ---------   ---------------  --------------
PHMC or Affiliate......................     578      $167,111,413.02       70.57   %
Other Originators......................     245        69,686,779.64       29.43
                                            ---      ---------------     -------
        Total..........................     823      $236,798,192.66      100.00   %
                                            ---      ---------------     -------
                                            ---      ---------------     -------

                           PURPOSES OF MORTGAGE LOANS

                                                                      PERCENTAGE OF
                                                        AGGREGATE       AGGREGATE
                                         NUMBER OF       UNPAID           UNPAID
                                         MORTGAGE       PRINCIPAL       PRINCIPAL
LOAN PURPOSE                               LOANS         BALANCE         BALANCE
---------------------------------------  ---------   ---------------  --------------
Purchase...............................      823     $236,798,192.66      100.00   %
Rate/term refinance....................        0                0.00        0.00
Equity take out refinance..............        0                0.00        0.00
                                         ---------   ---------------     -------
        Total..........................      823     $236,798,192.66      100.00   %
                                         ---------   ---------------     -------
                                         ---------   ---------------     -------

In general, in the case of a Mortgage Loan made for "rate/term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a Mortgaged Property and to pay origination and closing costs associated with such refinancing. However, in the case of a Mortgage Loan made for "equity take out" refinance purposes, all or a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the Mortgaged Property. The amount of such proceeds retained by the mortgagor may be substantial. See "The Trust Estates--Mortgage Loans" and "PHMC--Mortgage Loan Underwriting" in the Prospectus.
                             SUBSIDY LOAN PROGRAMS

                                                                     PERCENTAGE OF
                                                       AGGREGATE       AGGREGATE
                                         NUMBER OF       UNPAID          UNPAID
                                         MORTGAGE      PRINCIPAL       PRINCIPAL
PROGRAM AND TERM                           LOANS        BALANCE         BALANCE
---------------------------------------  ---------   --------------  --------------
Fixed (five years or longer)...........      0       $         0.00        0.00   %
  (less than five years)...............      0                 0.00        0.00
Graduated (five years or longer).......     37        11,181,179.69        4.72
  (less than five years)...............     51        14,882,633.11        6.29
Combination (five years or longer).....      0                 0.00        0.00
  (less than five years)...............      0                 0.00        0.00
                                            --
                                                     --------------       -----
        Total..........................     88       $26,063,812.80       11.01   %
                                            --
                                            --
                                                     --------------       -----
                                                     --------------       -----

As of November 17, 1995, no Subsidy Loan had a subsidy agreement which had an original term of less than two years or more than ten years.

                                     S1-12

                               DELINQUENCY STATUS

                                                                 PERCENTAGE OF
                                                                   AGGREGATE
                                                    ACTUAL          UNPAID
                                      NUMBER OF     UNPAID         PRINCIPAL
                                      MORTGAGE     PRINCIPAL    BALANCE OF THE
STATUS                                LOANS(1)    BALANCE(1)   MORTGAGE LOANS(2)
------------------------------------  ---------   -----------  -----------------
30 to 59 days.......................       0      $      0.00              0.00%
60 to 89 days.......................       1       220,035.70              0.09
90 days or more.....................       0             0.00              0.00
Loans in Foreclosure................       2       443,714.52              0.19
REO Mortgage Loans..................       0             0.00              0.00
                                           -
                                                  -----------               ---
        Total.......................       3      $663,750.22              0.28%
                                           -
                                           -
                                                  -----------               ---
                                                  -----------               ---

------------
(1) Reflects the number of delinquent Mortgage Loans and the actual unpaid principal balances of such Mortgage Loans based on information available to the Servicer as of November 17, 1995.
(2) As of November 17, 1995.
The indicated periods of delinquency are based on the number of days past due, based on a 30-day month. No Mortgage Loan is considered delinquent for these purposes until one month has passed since its contractual due date.
    On January 17, 1994, southern California experienced an earthquake (the "Earthquake") and thereafter a number of aftershocks. As a result of the Earthquake, Los Angeles and Ventura Counties (the "Earthquake Counties") were declared federal disaster areas eligible for federal disaster assistance. In addition to the Earthquake Counties, other counties may have been affected by the Earthquake. As of November 17, 1995, approximately 4.18% of the Aggregate Unpaid Principal Balance of the Mortgage Loans was secured by Mortgaged
Properties that are located in the Earthquake Counties. The Seller has not undertaken the physical inspection of any Mortgaged Properties. As a result, there can be no assurance that material damage to any Mortgaged Property in the affected region has not occurred.
    As of January 16, 1995 and March 16, 1995, as a result of flooding, 38 and 49 counties in California, respectively, (the "January Flood Counties" and "March Flood Counties," respectively, and together, the "Flood Counties") were declared federal disaster areas eligible for federal disaster assistance. As of November 17, 1995, approximately 24.48% of the Aggregate Unpaid Principal Balance of the Mortgage Loans was secured by Mortgaged Properties that are located in the January Flood Counties and approximately 16.23% of the Aggregate Unpaid Principal Balance of the Mortgage Loans was secured by Mortgaged Properties that are located in the March Flood Counties. The Seller has not undertaken the physical inspection of any Mortgaged Properties. As a result, there can be no assurance that material damage to any Mortgaged Property in the affected region has not occurred.
    As of October 12, 1995, as a result of a hurricane affecting Georgia, Alabama and Florida (the "Hurricane"), 28, 20 and 11 counties, in Georgia, Alabama and Florida, respectively (the "Hurricane Counties") were declared federal disaster areas eligible for federal disaster assistance. As of November 17, 1995, 2.24% of the Aggregate Unpaid Principal Balance of the Mortgage Loans was secured by Mortgage Properties that are located in the Hurricane Counties. The Seller has not undertaken the physical inspection of any Mortgaged Properties. As a result, there can be no assurance that material damage to any Mortgaged Property in the affected region has not occurred.
    Based on information available to the Servicer as of November 17, 1995, none of the delinquent loans shown in the preceding table were secured by Mortgaged Properties located in the Earthquake Counties, the Hurricane Counties or the Flood Counties.

                                     S1-13

              ORIGINATION, DELINQUENCY AND FORECLOSURE EXPERIENCE
    During the years ended December 31, 1993 and December 31, 1994 and the six months ended June 30, 1995, PHMC originated or purchased, for its own account or for the account of an affiliate, conventional mortgage loans having an aggregate principal balance of approximately $35,805,498,813, $16,201,648,701 and $3,999,414,620, respectively.
    Certain information concerning PHMC's delinquency, foreclosure and loan loss experience on certain categories of the mortgage loans included in PHMC's mortgage loan servicing portfolio for the years ended December 31, 1991, December 31, 1992 and the nine months ended September 30, 1993 is set forth in "Origination, Delinquency and Foreclosure Experience--Delinquency and Foreclosure Experience" in the Prospectus Supplement. The following tables set forth such information as of December 31, 1993, December 31, 1994 and June 30, 1995.

                                     S1-14

                              TOTAL PROGRAM LOANS

                                                       AS OF                   AS OF                   AS OF
                                                 DECEMBER 31, 1993       DECEMBER 31, 1994         JUNE 30, 1995
                                               ----------------------  ----------------------  ----------------------
                                                           BY DOLLAR               BY DOLLAR               BY DOLLAR
                                                BY NO.      AMOUNT      BY NO.      AMOUNT      BY NO.      AMOUNT
                                               OF LOANS    OF LOANS    OF LOANS    OF LOANS    OF LOANS    OF LOANS
                                               --------   -----------  --------   -----------  --------   -----------
                                                                   (DOLLAR AMOUNTS IN THOUSANDS)
Total Portfolio of Program Loans.............   337,156   $57,687,887   379,075   $62,175,544   400,369   $63,231,863
                                               --------   -----------  --------   -----------  --------   -----------
                                               --------   -----------  --------   -----------  --------   -----------
Period of Delinquency(1)
  30 to 59 days..............................     3,190   $   489,235     3,548   $   548,524     3,570   $   526,515
  60 to 89 days..............................       703       109,529       797       128,053       750       115,898
  90 days or more............................     1,398       271,637     1,418       308,124     1,037       190,166
                                               --------   -----------  --------   -----------  --------   -----------
Total Delinquent Loans.......................     5,291   $   870,401     5,763   $   984,701     5,357   $   832,579
                                               --------   -----------  --------   -----------  --------   -----------
                                               --------   -----------  --------   -----------  --------   -----------
Percent of Portfolio.........................      1.57%         1.51%     1.52%         1.58%     1.34%         1.32%

                                             AS OF                    AS OF                    AS OF
                                       DECEMBER 31, 1993        DECEMBER 31, 1994          JUNE 30, 1995
                                     ----------------------   ----------------------   ----------------------
                                                          (DOLLAR AMOUNTS IN THOUSANDS)
Foreclosures(2)....................  $            277,533     $            354,028     $            352,148
Foreclosure Ratio(3)...............                  0.48%                    0.57%                    0.56%

                                           YEAR ENDED               YEAR ENDED            SIX MONTHS ENDED
                                       DECEMBER 31, 1993        DECEMBER 31, 1994          JUNE 30, 1995
                                     ----------------------   ----------------------   ----------------------
                                                          (DOLLAR AMOUNTS IN THOUSANDS)
Net Gain (Loss)(4).................  $           (112,511)    $           (195,088)    $            (71,981)
Net Gain (Loss) Ratio(5)...........                 (0.20)%                  (0.31)%                  (0.11)%

-------------
(1) The indicated periods of delinquency are based on the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until one month has passed since its contractual due date. A mortgage loan is no longer considered delinquent once foreclosure proceedings have commenced.
(2) Includes loans in the applicable portfolio for which foreclosure proceedings had been instituted or with respect to which the related property had been acquired as of the dates indicated.
(3) Foreclosures as a percentage of total loans in the applicable portfolio at the end of each period.
(4) Does not include gain or loss with respect to loans in the applicable portfolio for which foreclosure proceedings had been instituted but not completed as of the dates indicated, or for which the related properties have been acquired in foreclosure proceedings but not yet sold.
(5) Net gain (loss) as a percentage of total loans in the applicable portfolio at the end of each period.

                                     S1-15

                               RELO PROGRAM LOANS

                                                                      AS OF                  AS OF                  AS OF
                                                                DECEMBER 31, 1993      DECEMBER 31, 1994        JUNE 30, 1995
                                                              ---------------------  ---------------------  ----------------------
                                                                         BY DOLLAR              BY DOLLAR               BY DOLLAR
                                                               BY NO.      AMOUNT     BY NO.      AMOUNT     BY NO.      AMOUNT
                                                              OF LOANS    OF LOANS   OF LOANS    OF LOANS   OF LOANS    OF LOANS
                                                              --------   ----------  --------   ----------  --------   -----------
                                                                                 (DOLLAR AMOUNTS IN THOUSANDS)
Total Portfolio of RELO Program Loans.......................   47,083    $7,298,795   60,224    $9,543,339   64,873    $10,146,412
                                                              --------   ----------  --------   ----------  --------   -----------
                                                              --------   ----------  --------   ----------  --------   -----------
Period of Delinquency(1)
  30 to 59 days.............................................      330    $   43,295      361    $   52,474      377    $    52,244
  60 to 89 days.............................................       43         4,967       68         9,612       44          5,708
  90 days or more...........................................       69         9,687       74        10,965       59          7,925
                                                              --------   ----------  --------   ----------  --------   -----------
Total Delinquent Loans......................................      442    $   57,949      503    $   73,052      480    $    65,877
                                                              --------   ----------  --------   ----------  --------   -----------
                                                              --------   ----------  --------   ----------  --------   -----------
Percent of RELO Program Loan Portfolio......................     0.94%         0.79%    0.84%         0.77%    0.74%          0.65%

                                             AS OF                    AS OF                    AS OF
                                       DECEMBER 31, 1993        DECEMBER 31, 1994          JUNE 30, 1995
                                     ----------------------   ----------------------   ----------------------
                                                          (DOLLAR AMOUNTS IN THOUSANDS)
Foreclosures(2)....................  $              5,346     $             10,743     $             12,392
Foreclosure Ratio(3)...............                  0.07%                    0.11%                    0.12%

                                           YEAR ENDED               YEAR ENDED            SIX MONTHS ENDED
                                       DECEMBER 31, 1993        DECEMBER 31, 1994          JUNE 30, 1995
                                     ----------------------   ----------------------   ----------------------
                                                          (DOLLAR AMOUNTS IN THOUSANDS)
Net Gain (Loss)(4).................  $             (2,776)    $             (1,791)    $               (894)
Net Gain (Loss) Ratio(5)...........                 (0.04)%                  (0.02)%                  (0.01)%

-------------
(1) The indicated periods of delinquency are based on the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until one month has passed since its contractual due date. A mortgage loan is no longer considered delinquent once foreclosure proceedings have commenced.
(2) Includes loans in the applicable portfolio for which foreclosure proceedings had been instituted or with respect to which the related property had been acquired as of the dates indicated.
(3) Foreclosures as a percentage of total loans in the applicable portfolio at the end of each period.
(4) Does not include gain or loss with respect to loans in the applicable portfolio for which foreclosure proceedings had been instituted but not completed as of the dates indicated, or for which the related properties have been acquired in foreclosure proceedings but not yet sold.
(5) Net gain (loss) as a percentage of total loans in the applicable portfolio at the end of each period.

                                     S1-16

                             HISTORICAL PREPAYMENTS
    The prepayment model used in the Prospectus Supplement is the Standard Prepayment Assumption ("SPA"). See "Prepayment and Yield Considerations" in the Prospectus Supplement. An alternative model is a conditional (also known as a constant) prepayment rate ("CPR"). CPR represents a rate of payment of unscheduled principal on mortgage loans, expressed as an annualized percentage of the outstanding principal balance of such mortgage loans at the beginning of each period. CPR DOES NOT PURPORT TO BE A HISTORICAL DESCRIPTION OF PREPAYMENT EXPERIENCE OR A PREDICTION OF THE ANTICIPATED RATE OF PREPAYMENT OF ANY POOL OF MORTGAGE LOANS, INCLUDING THE MORTGAGE LOANS.
    The Series 1993-58 Certificates were issued on December 17, 1993. Set forth below are the approximate annualized prepayment rates of the Mortgage Loans underlying the Series 1993-58 Certificates as a percentage of CPR as of the Distribution Dates occurring in the indicated months.
                          HISTORICAL PREPAYMENT RATES

MONTH                                                         PERCENTAGE OF CPR
------------------------------------------------------------  -----------------
January 1994................................................        0.17%
February 1994...............................................        1.06%
March 1994..................................................        0.19%
April 1994..................................................        8.10%
May 1994....................................................        3.03%
June 1994...................................................        2.79%
July 1994...................................................        5.09%
August 1994.................................................        9.87%
September 1994..............................................        9.39%
October 1994................................................        8.88%
November 1994...............................................        3.12%
December 1994...............................................        6.74%

MONTH                                                         PERCENTAGE OF CPR
------------------------------------------------------------  -----------------
January 1995................................................        3.94%
February 1995...............................................        2.74%
March 1995..................................................        5.68%
April 1995..................................................       10.60%
May 1995....................................................        8.14%
June 1995...................................................        7.30%
July 1995...................................................       12.17%
August 1995.................................................        9.20%
September 1995..............................................       15.73%
October 1995................................................        3.54%
November 1995...............................................       10.34%

    The prepayment rates described above were calculated based upon the weighted average Mortgage Interest Rate of the Mortgage Loans for the applicable month and an assumed weighted average remaining term to maturity for the Mortgage Loans equal to the weighted average remaining term to maturity at the date of the initial issuance of the Series 1993-58 Certificates with respect to January 1994, reduced by one month for each month thereafter. The prepayment history of the Mortgage Loans underlying the Series 1993-58 Certificates is relatively short and cannot be relied upon as an indicator of the rate of prepayments on the Mortgage Loans to be experienced over the life of the Class A-10 Certificates. Further, the rate of prepayment of a pool of mortgage loans during any period should be considered in light of the amount of time elapsed since the origination of such mortgage loans and the absolute levels of, and changes in, prevailing market interest rates during such period. For a further discussion of the factors affecting the rate of prepayments on mortgage loans, see "Prepayment and Yield Considerations" in the Prospectus Supplement. INVESTORS ARE URGED TO MAKE AN INDEPENDENT DECISION AS TO THE APPROPRIATE PREPAYMENT ASSUMPTIONS TO BE USED IN DECIDING WHETHER TO PURCHASE A CLASS A-10 CERTIFICATE.

                                     S1-17

                 SENSITIVITY OF THE PRE-TAX YIELD AND WEIGHTED
                  AVERAGE LIFE OF THE CLASS A-10 CERTIFICATES
    The Prospectus Supplement and the Prospectus contain important information concerning factors that will affect the yield and weighted average life of the Class A-10 Certificates. Investors are urged to read "Prepayment and Yield Considerations" in the Prospectus Supplement and the Prospectus.
    THE YIELD TO INVESTORS IN THE CLASS A-10 CERTIFICATES, WHICH ARE EXPECTED TO BE OFFERED AT A SUBSTANTIAL PREMIUM, WILL BE HIGHLY SENSITIVE TO BOTH THE TIMING OF RECEIPT OF PREPAYMENTS AND THE OVERALL RATE OF PRINCIPAL PREPAYMENT ON THE MORTGAGE LOANS, PARTICULARLY WITH RESPECT TO THOSE MORTGAGE LOANS WITH HIGHER RATES OF INTEREST, WHICH OVERALL RATE MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. AN INVESTOR IN THE CLASS A-10 CERTIFICATES SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A RAPID RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) COULD RESULT IN THE FAILURE OF SUCH INVESTOR TO FULLY RECOVER ITS INITIAL INVESTMENT.
    For purposes of the table set forth below, the weighted average life of a Class A-10 Certificate is the average amount of time that will elapse from December 13, 1995 until each dollar in reduction of the principal balance of the Series 1993-58 Certificates is distributed to the holders thereof. The weighted average life of the Class A-10 Certificates will be influenced by, among other things, the rate and timing of principal payments on the Mortgage Loans, which may be in the form of scheduled amortization or prepayments.
    The following table has been prepared on the basis of the characteristics of the Mortgage Loans included in the Trust Estate as of November 17, 1995, as described above under "Description of the Mortgage Loans," adjusted to reflect calculated payments of principal on December 1, 1995 assuming a constant prepayment rate equal to 0% CPR for the month of November 1995. This adjustment has the effect of reducing the remaining terms to stated maturity of each Mortgage Loan by one month from the table shown on page S1-7. The table indicates the sensitivity to various rates of prepayment on the Mortgage Loans of the pre-tax yield to maturity, on a corporate bond equivalent ("CBE") basis, and of the weighted average life of the Class A-10 Certificates at various percentages of CPR. Such calculations are based on distributions made in accordance with "Description of the Certificates" herein and in the Prospectus Supplement, on the assumptions described in clauses (i), (iii) and (v) of the last paragraph beginning on page S-58 of the Prospectus Supplement, and on the further assumptions that (i) the Class A-10 Certificates will be purchased on December 13, 1995 for an aggregate purchase price equal to approximately $2,999,005, which includes accrued interest from December 1, 1995 to (but not including) December 13, 1995, (ii) distributions to holders of Class A-10 Certificates will be made on the 25th day of each month commencing in January 1996, (iii) scheduled monthly payments of principal and interest on the Mortgage Loans will be timely received on the first day of each month (with no defaults) commencing in January 1996, (iv) principal prepayments on the Mortgage Loans will be received on the last day of each month commencing in December 1995 at the respective percentages of CPR set forth in the table and there are no Prepayment Interest Shortfalls, (v) the Class A-10 Notional Amount applicable to the Distribution Date occurring in January 1996 will be approximately $236,565,654 and (vi) the Class A Subclass Principal Balance of the Class A-10 Certificates as of the Determination Date occurring in January 1996 will be $1,000.00.
           SENSITIVITY OF THE PRE-TAX YIELD AND WEIGHTED AVERAGE LIFE
                 OF THE CLASS A-10 CERTIFICATES TO PREPAYMENTS

                                                     PERCENTAGES OF CPR
                                       ----------------------------------------------
                                        2%     5%     10%    15%    20%   25%    30%
                                       -----  -----  -----  -----  -----  ----  -----
Pre-Tax Yield to Maturity (CBE)......  38.45% 34.93% 28.94% 22.78% 16.42% 9.86%  3.07%
Weighted Average Life (years)........  14.85  11.26   7.60   5.51   4.22  3.36   2.76

    The pre-tax yields set forth in the preceding table were calculated by (i) determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class A-10 Certificates, would cause the discounted present value of such assumed stream of cash flows to equal an assumed purchase price for the Class A-10 Certificates of approximately $2,999,005 which includes accrued interest from December 1, 1995 to (but not including) December 13, 1995, and (ii) converting such monthly rates to corporate bond equivalent rates. Such

                                     S1-18
calculation does not take into account the interest rates at which an investor may be able to reinvest funds received by such investor as distributions on the Class A-10 Certificates and consequently does not purport to reflect the return on any investment in the Class A-10 Certificates when such reinvestment rates are considered.
    The weighted average lives of the Class A-10 Certificates set forth in the preceding table were determined by (i) multiplying the amount of each distribution in reduction of the principal balance of the Series 1993-58 Certificates by the number of years from December 13, 1995 to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of the principal balance of the Series 1993-58 Certificates referred to in clause (i).
    NOTWITHSTANDING THE ASSUMED PREPAYMENT RATES REFLECTED IN THE PRECEDING TABLE, IT IS HIGHLY UNLIKELY THAT THE MORTGAGE LOANS WILL PREPAY AT ANY CONSTANT RATE, THAT THE MORTGAGE LOANS WILL PREPAY AT THE SAME RATE OR THAT THE MORTGAGE LOANS WILL NOT EXPERIENCE ANY LOSSES. The Mortgage Loans currently included in the Trust Estate may be changed as a result of permitted substitutions. As a result of these factors, the pre-tax yield and weighted average life of the Class A-10 Certificates are likely to differ from those shown in such table, even if all of the Mortgage Loans prepay at the indicated percentages of CPR.
                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES
    An election has been made to treat the Trust Estate as two REMICs (the "Upper-Tier REMIC" and the "Lower-Tier REMIC") for federal income tax purposes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates and the Class B Certificates are designated as the regular interests in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificates are designated as the residual interests in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.
    The Class A-10 Certificates are treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular interests in a REMIC" for domestic building and loan associations and "real estate assets" for real estate investment trusts, to the extent described in the Prospectus.
    The Class A-10 Certificates generally are treated as debt instruments originated on the date of original issuance of the Series 1993-58 Certificates for federal income tax purposes. Holders of the Class A-10 Certificates will be required to report income thereon in accordance with the accrual method of accounting. Final and temporary Treasury regulations regarding original issue discount (the "OID Regulations") were issued on February 2, 1994, indicating that either the OID Regulations or the Proposed OID Regulations (as defined and discussed in the Prospectus) may be relied upon as authority with respect to debt instruments issued on the date of original issuance of the Series 1993-58 Certificates. Although not free from doubt, the Seller believes that, under both the OID Regulations and the Proposed OID Regulations, the Class A-10 Certificates are considered to have been issued with original issue discount in an amount equal to the excess of all distributions of principal and interest expected to be received thereon over their issue price (including accrued interest). Any "negative" amounts of original issue discount on the Class A-10 Certificates attributable to rapid prepayments will not be deductible currently, but may be offset against future positive accruals of original issue discount, if any. The holder of a Class A-10 Certificate may be entitled to a loss deduction to the extent it becomes certain that such holder will not recover a portion of its basis in such Certificate, assuming no further prepayments. The Seller makes no representation as to the timing or amount of such losses, if any, or how any such losses will be reported to the holders. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" in the Prospectus. The adjusted issue price of a Class A-10 Certificate as of the date of purchase by an investor is its original issue price, plus original issue discount accrued since the date of original issuance of the Series 1993-58 Certificates, less distributions made, and losses, if any, incurred, on the
Class A-10 Certificates since the date of original issuance of the Series 1993-58 Certificates. A purchase price for a Class A-10 Certificate that is less than or greater than the adjusted issue price of such Class A-10 Certificate will result in market discount or acquisition premium, respectively, to the beneficial owner thereof, as discussed in the Prospectus under "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates."

                                     S1-19

    The Prepayment Assumption that is to be used in determining the rate of accrual of original issue discount is set forth in the Prospectus Supplement under "Federal Income Tax Considerations--Regular Certificates." No representation is made as to the actual rate at which the Mortgage Loans will prepay.
    See "Summary Information--Federal Income Tax Status" and "Federal Income Tax Considerations" in the Prospectus Supplement and "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates" in the Prospectus.
                                  UNDERWRITING
    Subject to the terms and conditions of an underwriting agreement and a terms agreement (together, the "Underwriting Agreement") among the Seller, PHMC and Greenwich Capital Markets, Inc., as underwriter (the "Underwriter"), the Class A-10 Certificates offered hereby are being purchased from the Seller by the
Underwriter on or about December 13, 1995. The Underwriter is committed to purchase all of the Class A-10 Certificates offered hereby if any Class A-10 Certificates are purchased. The Underwriter has advised the Seller that it proposes to offer the Class A-10 Certificates, from time to time, for sale in negotiated transactions or otherwise at prices determined at the time of sale. Proceeds to the Seller from the sale of the Class A-10 Certificates are expected to be approximately 1.13% of the Pool Scheduled Principal Balance as of the
Distribution Date in  January 1996  without giving effect  to partial  principal prepayments or net partial liquidation proceeds received on or after the Determination Date in December 1995, plus accrued interest from December 1, 1995 to (but not including) December 13, 1995. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Class A-10 Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Class A-10 Certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act of 1933, as amended (the "Securities Act").
    The Underwriting Agreement provides that the Seller and PHMC will indemnify the Underwriter against certain civil liabilities under the Securities Act or contribute to payments which the Underwriter may be required to make in respect thereof.
                                SECONDARY MARKET
    There will not be any secondary market for the Class A-10 Certificates offered hereby prior to the offering thereof. The Underwriter intends to act as a market maker in the Class A-10 Certificates, subject to applicable provisions of federal and state securities laws and other regulatory requirements, but is under no obligation to do so. There can be no assurance that a secondary market in the Class A-10 Certificates will develop or, if such a market does develop, that it will provide holders of Class A-10 Certificates with liquidity of
investment  at  any  particular  time  or  for  the  life  of  the  Class   A-10
Certificates.
                              ERISA CONSIDERATIONS
    As described in the Prospectus under "ERISA Considerations," ERISA and the Code impose certain duties and restrictions on any person which is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Code Section 4975 or any person utilizing the assets of such employee benefit plan (an "ERISA Plan") and certain persons who perform services for ERISA Plans. Comparable duties and restrictions may exist under federal, state or local laws ("Similar Law"), which are, to a material extent, similar to the foregoing sections of ERISA or the Code, on governmental plans and certain persons who perform services for governmental plans. For example, unless exempted, investment by an ERISA Plan in the Class A-10 Certificates may constitute a prohibited transaction under ERISA, the Code or Similar Law. There are certain exemptions issued by the United States Department of Labor (the "DOL") that may be applicable to an investment by an ERISA Plan in the Class A-10 Certificates, including the individual administrative exemption described below and Prohibited Transaction Class Exemption 83-1 ("PTE 83-1"). For a further discussion of PTE 83-1, including the necessary conditions to its applicability, and other important factors to be considered by an ERISA Plan contemplating investing in the Class A-10 Certificates, see "ERISA Considerations" in the Prospectus.
    On September 6, 1990, the DOL issued to the Underwriter an individual administrative exemption, Prohibited Transaction Exemption 90-59, 55 Fed. Reg. 36724 (the "Exemption"), from certain of the prohibited transaction

                                     S1-20
rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by an ERISA Plan of certificates in pass-through trusts that meet the considerations and requirements of the Exemption. The Exemption might apply to the acquisition, holding and resale of the Class A-10 Certificates by an ERISA Plan, provided that specified conditions are met.
    Among the conditions which would have to be satisfied for the Exemption to apply to the acquisition by an ERISA Plan of the Class A-10 Certificates, is the condition that the ERISA Plan investing in the Class A-10 Certificates be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act.
    Before purchasing a Class A-10 Certificate, a fiduciary of an ERISA Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption or the availability of any other prohibited transaction exemptions (including PTE 83-1), and whether the conditions of any such exemption will be applicable to the Class A-10 Certificates. Any fiduciary of an ERISA Plan considering whether to purchase a Class A-10 Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the Prospectus.
                                LEGAL INVESTMENT
    The Class A-10 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (the "Enhancement Act") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As such, the Class A-10 Certificates are legal investments for certain entities to the extent provided in the Enhancement Act. However, institutions subject to the jurisdiction of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration or state banking or insurance authorities should review applicable rules, supervisory policies and guidelines of these agencies before purchasing a Class A-10 Certificate, as such Certificates may be deemed to be unsuitable investments under one or more of these rules, policies and guidelines and certain restrictions may apply to investments in the Class A-10 Certificates. It should also be noted that certain states recently have enacted, or have proposed enacting, legislation limiting to varying extents the ability of certain entities (in particular insurance companies) to invest in mortgage related securities. Investors should consult with their own legal advisors in determining whether and to what extent the Class A-10 Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.
                                 LEGAL MATTERS
    The validity of the Class A-10 Certificates and certain tax matters with respect thereto will be passed upon for the Seller by Cadwalader, Wickersham & Taft, New York, New York. Certain legal matters will be passed upon for the Underwriter by Brown & Wood, New York, New York.
                                USE OF PROCEEDS
    The net proceeds to be received from the sale of the Class A-10 Certificates will be applied by the Seller to the purchase from an affiliate of the Class A-10 Certificates.
                                    RATINGS
    The Class A-10 Certificates have been rated "Aaa" by Moody's and "AAA" by Fitch. See "Ratings" in the Prospectus Supplement for a further discussion of the ratings of the Certificates.
    The ratings of Moody's on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions of principal and interest to which such certificateholders are entitled. Moody's rating opinions address the structural, legal and issuer aspects associated with the certificates, including the nature of the underlying mortgage loans and the credit quality of the credit support provider, if any. Moody's ratings on pass-

                                     S1-21
through certificates do not represent any assessment of the likelihood that principal prepayments may differ from those originally anticipated and consequently any adverse effect the timing of such prepayments could have on an investor's anticipated yield.
    The ratings of Fitch on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which such certificateholders are entitled. Fitch's rating opinions address the structural and legal aspects associated with the certificates, including the nature of the underlying mortgage loans. Fitch's ratings on pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments and consequently any adverse effect the timing of such prepayments could have on an investor's anticipated yield.
    The ratings of Moody's and Fitch do not address the possibility that, as a result of principal prepayments, Certificateholders may receive a lower than anticipated yield or the possibility that, as a result of prepayments, investors in the Class A-10 Certificates may fail to fully recoup their initial investment.
               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
    There are incorporated herein by reference all documents and reports filed or caused to be filed by PHMSC with respect to the Trust Estate pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering of the Class A-10 Certificates. PHMSC will provide or cause to be provided without charge to each person to whom this Supplement is delivered in connection with the offering of the Class A-10 Certificates a list identifying all filings with respect to a Trust Estate pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act since PHMSC's latest fiscal year covered by its annual report on Form 10-K and a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to the Class A-10 Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to PHMSC should be directed to: The Prudential Home Mortgage Securities Company, Inc., 5325 Spectrum Drive, Frederick, Maryland 21701, telephone number (301) 846-8199.

                                     S1-22

PROSPECTUS SUPPLEMENT
(To Prospectus dated September 10, 1993)
                                  $254,469,000
                                 (APPROXIMATE)

THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC. [LOGO]

                                     SELLER
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1993-58
       PRINCIPAL AND INTEREST PAYABLE MONTHLY, COMMENCING IN JANUARY 1994
                             ----------------------

    The Series 1993-58 Mortgage Pass-Through Certificates (the "Series 1993-58 Certificates") will consist of one class of senior certificates (the "Class A Certificates") and one class of subordinated certificates (the "Class B Certificates"). The Class A Certificates are entitled to a certain priority, relative to the Class B Certificates, in right of distributions on the Mortgage Loans. The Class A Certificates will consist of twelve subclasses (each, a "Subclass") of Certificates designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-R and Class A-LR Certificates. The Class A Certificates, other than the Class A-10 Certificates, are the only Series 1993-58 Certificates offered hereby and are referred to herein as the "Offered Certificates."

    The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates are referred to herein collectively as the "Scheduled
Certificates."  The  Class  A-7  and   Class  A-8  Certificates  are   companion
certificates and are referred to herein collectively as the "Companion Certificates."
                                                        (CONTINUED ON NEXT PAGE)
                           -------------------------

THESE SECURITIES DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC. OR ANY AFFILIATE THEREOF. NEITHER
   THESE SECURITIES NOR THE UNDERLYING MORTGAGE LOANS WILL BE INSURED OR
             GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
                             ----------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY  OR  ADEQUACY   OF  THIS  PROSPECTUS   SUPPLEMENT  OR   THE
      PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A CRIMINAL
                                    OFFENSE.


          SUBCLASS               INITIAL SUBCLASS           PASS-THROUGH
         DESIGNATION           PRINCIPAL BALANCE (1)            RATE
Class A-1.................... $             8,845,000           6.25%
Class A-2.................... $            31,365,000           5.50%
Class A-3.................... $           131,453,000           5.80%
Class A-4.................... $            36,745,000            (2)
Class A-5.................... $            15,888,000           6.25%
Class A-6.................... $            12,296,000           6.25%
          SUBCLASS               INITIAL SUBCLASS           PASS-THROUGH
         DESIGNATION           PRINCIPAL BALANCE (1)            RATE
Class A-7....................             $12,375,000            (3)
Class A-8....................             $ 5,500,000            (4)
Class A-9....................            (5)                     (6)
Class A-R....................              $    1,000           6.25%
Class A-LR...................              $    1,000         6.25%(7)

(1) Approximate.  The  initial  Subclass  Principal  Balances  are  subject   to
    adjustment as described herein.

(2) Until the LIBOR Based Interest Accrual Period commencing on December 25, 1994, interest will accrue on the Class A-4 Certificates at the rate of 4.125% per annum. During each LIBOR Based Interest Accrual Period thereafter, interest will accrue on the Class A-4 Certificates at a per annum rate equal to the lesser of (i) 0.50% plus the arithmetic mean of the London interbank offered rate quotations for one-month Eurodollar deposits determined monthly as set forth herein ("LIBOR") and (ii) 8.50%. See "Description of the Certificates--Interest" herein.

(3) During the initial LIBOR Based Interest Accrual Period, interest will accrue on the Class A-7 Certificates at the rate of 4.4875% per annum. During each LIBOR Based Interest Accrual Period thereafter, interest will accrue on the Class A-7 Certificates at a per annum rate equal to the lesser of (i) 1.30% plus LIBOR and (ii) 9.00%. See "Description of the Certificates--Interest" herein.

(4) During the initial LIBOR Based Interest Accrual Period, interest will accrue on the Class A-8 Certificates at the rate of 10.215625% per annum. During each LIBOR Based Interest Accrual Period thereafter, interest will accrue on the Class A-8 Certificates at a per annum rate equal to 17.3875% minus the product of 2.25 and LIBOR, subject to a minimum rate of 0.0625% and a maximum rate of 17.3875%. See "Description of the Certificates--Interest" herein.

(5) The Class A-9 Certificates are interest-only certificates, have no principal balance and will bear interest on the Class A-9 Notional Amount (initially, approximately $36,745,000) as described herein under "Description of the Certificates--Interest."

(6) Until the LIBOR Based Interest Accrual Period commencing on December 25, 1994, interest will accrue on the Class A-9 Certificates at the rate of 4.375% per annum on the Class A-9 Notional Amount. During each LIBOR Based Interest Accrual Period thereafter, interest will accrue on the Class A-9 Notional Amount at a per annum rate equal to 8.00% minus LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 8.00%. See "Description of the Certificates--Interest" herein.

(7) On the Class A-LR Notional Amount.

    The Offered Certificates will be purchased by Smith Barney Shearson Inc. (the "Underwriter") from the Seller and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Seller from the sale of the Offered Certificates will be 99.359375% of the aggregate initial principal balance of the Offered Certificates, plus accrued interest thereon and on an amount equal to the aggregate initial principal balance of the Class A-10 Certificates at the rate of 6.25% per annum from December 1, 1993 to (but not including) December 17, 1993, before deducting expenses payable by the Seller estimated to be $325,000. The price to be paid to the Seller has not been allocated among the Offered Certificates. See "Underwriting" herein.

    The Offered Certificates are offered by the Underwriter subject to prior sale, when, as and if accepted by the Underwriter and subject to certain conditions. It is expected that the Offered Certificates will be available for delivery through the facilities of The Depository Trust Company or, in the case of the Class A-8, Class A-9, Class A-R and Class A-LR Certificates, at the offices of Smith Barney Shearson Inc., New York, New York, in each case, on or about December 17, 1993.

                           SMITH BARNEY SHEARSON INC.

December 10, 1993

(CONTINUED FROM PREVIOUS PAGE)

    The Series 1993-58 Certificates will evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Estate") established by The Prudential Home Mortgage Securities Company, Inc. (the "Seller") and consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, one- to four-family, residential first mortgage loans having original terms to stated maturity of approximately 30 years (the "Mortgage Loans"), together with certain related property. Certain of the Mortgage Loans may be secured principally by shares issued by cooperative housing corporations. The Mortgage Loans will be serviced by The Prudential Home Mortgage Company, Inc. (in its capacity as servicer, the "Servicer," otherwise "PHMC"). The Mortgage Loans will consist of mortgage loans originated in connection with the relocation of employees of various corporate employers participating in PHMC's relocation program and of employees of various non-participant employers ("Relocation Mortgage Loans"). See "Description of the Mortgage Loans" herein. The Class A Certificates will initially evidence in the aggregate an approximate 92.50% undivided interest in the principal balance of the Mortgage Loans. The remaining approximate 7.50% undivided interest in the principal balance of the Mortgage Loans will be evidenced by the Class B Certificates.

    Distributions in respect of interest and of principal will be made on the 25th day of each month or, if such day is not a business day, on the succeeding business day (each, a "Distribution Date"), commencing in January 1994, to the holders of Offered Certificates, as described herein. The amount of interest accrued on any Subclass of Offered Certificates will be reduced by prepayment interest shortfalls and certain other shortfalls in the collection of interest from mortgagors, as well as certain losses, as described herein under "Description of the Certificates--Interest." Distributions in reduction of the principal balance of the Class A Certificates on any Distribution Date will be allocated among the Subclasses of the Class A Certificates in the manner described herein under "Description of the Certificates-- Principal (Including Prepayments)." Distributions to each Subclass of Offered Certificates will be made pro rata among Certificateholders of such Subclass.

    THE YIELDS TO MATURITY OF THE OFFERED CERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS, WHICH MAY BE MADE AT ANY TIME WITHOUT PENALTY) ON THE MORTGAGE LOANS. INVESTORS IN THE OFFERED CERTIFICATES SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING, IN THE CASE OF OFFERED CERTIFICATES PURCHASED AT A DISCOUNT, THE RISK THAT A SLOWER THAN ANTICIPATED RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN ANTICIPATED. A FASTER THAN ANTICIPATED RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN ANTICIPATED FOR INVESTORS PURCHASING OFFERED CERTIFICATES AT A PREMIUM AND FOR INVESTORS PURCHASING THE CLASS A-9 CERTIFICATES. INVESTORS PURCHASING OFFERED CERTIFICATES AT A PREMIUM AND INVESTORS IN THE CLASS A-9 CERTIFICATES SHOULD ALSO CONSIDER THE RISK THAT A RAPID RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOVER THEIR INITIAL INVESTMENTS. THE YIELD TO INVESTORS IN THE CLASS A-8 CERTIFICATES WILL BE HIGHLY SENSITIVE TO CHANGES IN THE LEVEL OF LIBOR SUCH THAT INCREASING LEVELS OF LIBOR WILL HAVE A NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS A-8 CERTIFICATES. FOR LIBOR BASED INTEREST ACCRUAL PERIODS COMMENCING ON OR AFTER DECEMBER 25, 1994, THE YIELD TO INVESTORS IN THE CLASS A-9 CERTIFICATES WILL BE HIGHLY SENSITIVE TO CHANGES IN THE LEVEL OF LIBOR SUCH THAT RELATIVELY SMALL INCREASES IN THE LEVEL OF LIBOR WILL HAVE A MATERIAL NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS A-9 CERTIFICATES. SEE "PREPAYMENT AND YIELD CONSIDERATIONS" HEREIN AND IN THE PROSPECTUS.

    THE WEIGHTED AVERAGE LIVES OF THE COMPANION CERTIFICATES WILL BE HIGHLY SENSITIVE TO THE RATE OF PREPAYMENTS ON THE MORTGAGE LOANS BECAUSE PAYMENTS OF PRINCIPAL ALLOCATED TO THE CLASS A CERTIFICATES IN EXCESS OF AMOUNTS RESULTING FROM A CERTAIN COMBINATION OF PREPAYMENT LEVELS WILL BE PAID FIRST TO THE HOLDERS OF THE COMPANION CERTIFICATES PRIOR TO BEING PAID TO THE HOLDERS OF THE SCHEDULED CERTIFICATES. SEE "PREPAYMENT AND YIELD CONSIDERATIONS" HEREIN.

    The Offered Certificates, other than the Class A-8, Class A-9, Class A-R and Class A-LR Certificates, will be issued only in book-entry form (the "Book-Entry Certificates") and purchasers thereof will not be entitled to receive definitive certificates except in the limited circumstances set forth herein. The Book-Entry Certificates will be registered in the name of Cede & Co., as nominee of The Depository Trust Company, which will be the "holder" or "Certificateholder" of such Certificates, as such terms are used herein. See "Description of the Certificates" herein.

    The Offered Certificates may not be appropriate for individual investors. There is currently no secondary market for the Offered Certificates and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment at any particular time or for the life of the Offered Certificates. The Underwriter intends to act as a market maker in the Offered Certificates, subject to applicable provisions of federal and state securities laws and other regulatory requirements, but is under no obligation to do so and any such market making may be discontinued at any time. There can be no assurance that any investor will be able to sell an Offered Certificate at a price which is equal to or greater than the price at which such Certificate was purchased. THE CLASS A-R AND CLASS A-LR CERTIFICATES MAY NOT BE PURCHASED BY OR TRANSFERRED TO (I) A "DISQUALIFIED ORGANIZATION," (II) EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES, A PERSON WHO IS NOT A "U.S. PERSON," (III) A PLAN OR (IV) ANY PERSON OR ENTITY WHO THE TRANSFEROR KNOWS OR HAS REASON TO KNOW WILL BE UNWILLING OR UNABLE TO PAY WHEN DUE ANY FEDERAL, STATE OR LOCAL TAXES WITH RESPECT THERETO. See "ERISA Considerations" and "Description of the Certificates--Restrictions on Transfer of the Class A-R and Class A-LR Certificates" herein, and "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates" in the Prospectus.

    For federal income tax purposes, the Trust Estate will consist of two real estate mortgage investment conduits (each, a "REMIC" or, in the alternative, the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively). As described more fully herein and in the Prospectus, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates and the Class B Certificates will constitute "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificates will constitute "residual interests" in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively. PROSPECTIVE INVESTORS ARE CAUTIONED THAT THE CLASS A-R CERTIFICATEHOLDER'S REMIC TAXABLE INCOME AND THE TAX LIABILITY THEREON WILL, AND THE CLASS A-LR CERTIFICATEHOLDER'S REMIC TAXABLE INCOME AND THE TAX LIABILITY THEREON MAY, EXCEED CASH DISTRIBUTIONS TO SUCH HOLDERS DURING CERTAIN PERIODS, IN WHICH EVENT SUCH HOLDERS MUST HAVE SUFFICIENT ALTERNATIVE SOURCES OF FUNDS TO PAY SUCH TAX LIABILITY. See "Summary Information--Federal Income Tax Status" and "Federal Income Tax Considerations" herein and "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates" in the Prospectus.

    The Offered Certificates represent eleven Subclasses of a Class of a separate Series of Certificates being offered by the Seller pursuant to the Prospectus dated September 10, 1993 accompanying this Prospectus Supplement. Any prospective investor should not purchase any Offered Certificates described herein unless it shall have received the Prospectus and this Prospectus Supplement. The Prospectus shall not be considered complete without this Prospectus Supplement. The Prospectus contains important information regarding this offering which is not contained herein, and prospective investors are urged to read, in full, the Prospectus and this Prospectus Supplement.
                          ----------------------------

    Until March 13, 1994, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver this Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver this Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT

                                                                           PAGE
                                                                           ----
Summary Information......................................................  S-4
Description of the Certificates..........................................  S-20
  Denominations..........................................................  S-20
  Definitive Form........................................................  S-20
  Book-Entry Form........................................................  S-20
  Distributions..........................................................  S-22
  Interest...............................................................  S-23
  Determination of LIBOR.................................................  S-27
  Principal (Including Prepayments)......................................  S-28
    CALCULATION OF AMOUNT TO BE DISTRIBUTED TO THE CLASS A
     CERTIFICATES........................................................  S-28
    ALLOCATION OF AMOUNT TO BE DISTRIBUTED TO THE CLASS A CERTIFICATES...  S-31
    PRINCIPAL PAYMENT CHARACTERISTICS OF THE SCHEDULED CERTIFICATES AND
     THE COMPANION CERTIFICATES..........................................  S-36
  Additional Rights of the Class A-R and Class A-LR Certificateholders...  S-37
  Periodic Advances......................................................  S-37
  Restrictions on Transfer of the Class A-R and Class A-LR
   Certificates..........................................................  S-38
  Reports................................................................  S-39
  Subordination of Class B Certificates..................................  S-39
    ALLOCATION OF LOSSES.................................................  S-40
Description of the Mortgage Loans........................................  S-43
  Mandatory Repurchase or Substitution of Mortgage Loans.................  S-50
  Optional Repurchase of Defaulted Mortgage Loans........................  S-50
Origination, Delinquency and Foreclosure Experience......................  S-51
  Loan Origination.......................................................  S-51
  Delinquency and Foreclosure Experience.................................  S-51
Prepayment and Yield Considerations......................................  S-54
  Sensitivity of the Class A-8 and Class A-9 Certificates................  S-64
Pooling and Servicing Agreement..........................................  S-65
  General................................................................  S-65
  Voting.................................................................  S-66
  Trustee................................................................  S-66
  Servicing Compensation and Payment of Expenses.........................  S-66
  Optional Termination...................................................  S-67
Federal Income Tax Considerations........................................  S-67
  Regular Certificates...................................................  S-68
  Residual Certificates..................................................  S-68
ERISA Considerations.....................................................  S-70
Legal Investment.........................................................  S-71
Secondary Market.........................................................  S-71
Underwriting.............................................................  S-71
Legal Matters............................................................  S-72
Use of Proceeds..........................................................  S-72
Ratings..................................................................  S-72
Index of Significant Prospectus Supplement Definitions...................  S-73

                              SUMMARY INFORMATION

    THE FOLLOWING IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS (THE "PROSPECTUS"). CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASSIGNED IN THE PROSPECTUS. SEE "INDEX OF SIGNIFICANT PROSPECTUS SUPPLEMENT DEFINITIONS" HEREIN AND "INDEX OF SIGNIFICANT DEFINITIONS" IN THE PROSPECTUS.

Title of
  Securities........    Mortgage Pass-Through Certificates, Series 1993-58 (the
                        "Series 1993-58 Certificates" or the "Certificates").

Seller..............    The Prudential Home  Mortgage Securities Company,  Inc.
                        (the "Seller"). See "The Seller" in the Prospectus.

Servicer............    The  Prudential  Home  Mortgage Company,  Inc.  (in its
                        capacity  as  servicer,   the  "Servicer,"   otherwise,
                        "PHMC").  See  "Servicing  of the  Mortgage  Loans" and
                        "PHMC--General" in the Prospectus.

Trustee.............    First Trust  National Association,  a national  banking
                        association (the "Trustee"). See "Pooling and Servicing
                        Agreement--Trustee" in this Prospectus Supplement.

Rating of
  Certificates......    It  is  a  condition to  the  issuance of  the  Class A
                        Certificates offered by this Prospectus Supplement  and
                        the Prospectus that they shall have been rated "Aaa" by
                        Moody's Investors Service, Inc. ("Moody's) and "AAA" by
                        Fitch Investors Service, Inc. ("Fitch"). The ratings by
                        Moody's  and Fitch are not recommendations to buy, sell
                        or  hold  such  Certificates  and  may  be  subject  to
                        revision  or withdrawal  at any  time by  the assigning
                        rating  agency.  The   ratings  do   not  address   the
                        possibility that, as a result of principal prepayments,
                        holders  of such Certificates may  receive a lower than
                        anticipated yield. The ratings also do not address  the
                        possibility  that holders of the Class A-9 Certificates
                        may not fully  recover their  initial investments.  See
                        "--Effects  of Prepayments  on Investment Expectations"
                        below and "Ratings" in this Prospectus Supplement.

Description of
  Certificates......    The Series  1993-58 Certificates  will consist  of  the
                        Class  A Certificates and the Class B Certificates. The
                        Class A  Certificates  represent  a  type  of  interest
                        referred  to in the Prospectus as "Senior Certificates"
                        and the  Class  B  Certificates  represent  a  type  of
                        interest referred to in the Prospectus as "Subordinated
                        Certificates." As these designations suggest, the Class
                        A  Certificates  are  entitled to  a  certain priority,
                        relative to  the  Class  B Certificates,  in  right  of
                        distributions  on  the  mortgage  loans  underlying the
                        Series 1993-58 Certificates (the "Mortgage Loans"). See
                        "--Distributions of Principal and Interest" below.

                        Initially, the Class  A Certificates  will evidence  in
                        the  aggregate  an  approximate  92.50%  (approximately
                        $254,470,000)  undivided  interest  in  the   aggregate
                        initial principal balance of the Mortgage Loans and the
                        Class  B Certificates will evidence in the aggregate an
                        approximate 7.50% (approximately $20,633,144) undivided
                        interest in the aggregate initial principal balance  of
                        the  Mortgage  Loans.  The  relative  interests  in the
                        aggregate outstanding principal balance of the Mortgage
                        Loans represented by the Class A

                        and Class  B Certificates  are subject  to change  over
                        time  because  of  the  disproportionate  allocation of
                        certain unscheduled principal payments  to the Class  A
                        Certificates  for a specified period and the allocation
                        of certain losses and  certain shortfalls first to  the
                        Class  B Certificates  prior to the  allocation of such
                        losses and shortfalls to  the Class A Certificates,  as
                        discussed   in   "--Distributions   of   Principal  and
                        Interest" and "--Credit Enhancement" below.

                        The  Class  A  Certificates  will  consist  of   twelve
                        subclasses,  designated  as the  Class A-1,  Class A-2,
                        Class A-3, Class A-4, Class A-5, Class A-6, Class  A-7,
                        Class  A-8, Class A-9, Class  A-10, Class A-R and Class
                        A-LR  Certificates.  The   Class  A-10   and  Class   B
                        Certificates are not offered hereby and may be retained
                        or  sold by the Seller. The Class A Certificates, other
                        than the Class  A-10 Certificates, are  referred to  in
                        this    Prospectus    Supplement   as    the   "Offered
                        Certificates."

                        The Class A-1, Class A-2,  Class A-3, Class A-4,  Class
                        A-5   and   Class   A-6   Certificates   are  scheduled
                        certificates (referred  to herein  collectively as  the
                        "Scheduled  Certificates")  because,  based  on certain
                        assumptions described in  the third  paragraph on  page
                        S-58,  at  a certain  combination of  prepayment levels
                        their  principal  balances  may   be  reduced  to   the
                        scheduled   percentage   of  their   initial  principal
                        balances for each  Distribution Date  indicated in  the
                        tables  beginning on page S-32. The Class A-7 and Class
                        A-8 Certificates  are  companion certificates  and  are
                        referred  to  herein  collectively  as  the  "Companion
                        Certificates" because payments  of principal  allocated
                        to  the  Class  A  Certificates  in  excess  of amounts
                        resulting from the combination  of prepayment rates  at
                        which  the  Scheduled Certificates  will be  reduced to
                        their scheduled percentages will  be paid to the  hold-
                        ers   of   the  Companion   Certificates,   while  such
                        Certificates remain outstanding, prior to being paid to
                        the  holders   of  the   Scheduled  Certificates.   See
                        "Description of the Certificates-- Principal (Including
                        Prepayments)--Allocation of Amount to be Distributed to
                        the  Class  A  Certificates"  and  "--Principal Payment
                        Characteristics of the  Scheduled Certificates and  the
                        Companion Certificates" in this Prospectus Supplement.

                        The Offered Certificates have the approximate aggregate
                        initial  principal balances  set forth on  the cover of
                        this Prospectus Supplement. Any difference between  the
                        aggregate principal balance of the Class A Certificates
                        as  of  the  date  of issuance  of  the  Series 1993-58
                        Certificates  and  the  approximate  aggregate  initial
                        principal balance of the Class A Certificates as of the
                        date  of  this  Prospectus  Supplement  will  not, with
                        respect to the Offered  Certificates, exceed 5% of  the
                        aggregate  initial  principal  balance  of  the Offered
                        Certificates stated  on the  cover of  this  Prospectus
                        Supplement  plus the expected initial principal balance
                        of  the   Class  A-10   Certificates.  Any   difference
                        allocated to the Class A Certificates will be allocated
                        among  one  or  more  of  the  subclasses  of  Class  A
                        Certificates other  than  the Class  A-9,  Class  A-10,
                        Class A-R and Class A-LR Certificates.

Forms of
  Certificates;
  Denominations.....    The  Offered  Certificates  will  be  issued  either in
                        book-entry form  or in  fully registered,  certificated
                        form  ("Definitive Certificates").  The following table
                        sets forth the original  certificate form, the  minimum
                        denomination  and the  incremental denomination  of the
                        Offered Certificates.

--------------------------------------------------------------------------------FORM
 AND DENOMINATIONS OF OFFERED CERTIFICATES

                                      ORIGINAL        MINIMUM     INCREMENTAL
            SUBCLASS              CERTIFICATE FORM  DENOMINATION  DENOMINATION
--------------------------------  ----------------  ------------  ------------

Classes A-1, A-2, A-3, A-4, A-5,
 A-6 and A-7....................        Book-Entry  $    100,000     $1,000

Class A-8.......................        Definitive  $    100,000     $1,000

Class A-9.......................        Definitive  $  7,349,000(1)        $1(1)

Classes A-R and A-LR............        Definitive        $1,000      N/A

---------------
(1)  Initial Notional Amount

--------------------------------------------------------------------------------

                        BOOK-ENTRY FORM.  The Offered Certificates, other  than
                        the  Class  A-8, Class  A-9, Class  A-R and  Class A-LR
                        Certificates,  will  be  issued  in  book-entry   form,
                        through  the facilities of The Depository Trust Company
                        ("DTC"), except as described below. These  Certificates
                        are  referred  to,  collectively,  in  this  Prospectus
                        Supplement  as   the  "Book-Entry   Certificates."   An
                        investor  in a subclass of Book-Entry Certificates will
                        not receive a  Definitive Certificate representing  its
                        ownership  interest  in  such  Book-Entry Certificates,
                        except under  extraordinary  circumstances,  which  are
                        discussed  in  "Description of  the Certificates--Book-
                        Entry Form" in this Prospectus Supplement. Instead, DTC
                        will effect  payments and  transfers  by means  of  its
                        electronic   recordkeeping  services,   acting  through
                        certain participating organizations. This may result in
                        certain  delays  in  receipt  of  distributions  by  an
                        investor  and  may  restrict an  investor's  ability to
                        pledge its securities. The  rights of investors in  the
                        Book-Entry Certificates may generally only be exercised
                        through  DTC and  its participating  organizations. See
                        "Description of  the  Certificates--Denominations"  and
                        "--Book-Entry Form" in this Prospectus Supplement.

                        DEFINITIVE  FORM.  The Class  A-8, Class A-9, Class A-R
                        and  Class  A-LR   Certificates  will   be  issued   as
                        Definitive   Certificates.  See   "Description  of  the
                        Certificates--Denominations" and "--Definitive Form" in
                        this Prospectus Supplement.

Mortgage Loans......    MORTGAGE LOAN DATA.  The Mortgage Loans, which are  the
                        source  of  distributions  to  holders  of  the  Series
                        1993-58  Certificates,  are  expected  to  consist   of
                        conventional,  fixed interest rate,  monthly pay, fully
                        amortizing,  one-  to  four-family,  residential  first
                        mortgage   loans,  having  original   terms  to  stated
                        maturity of approximately 30  years, which may  include
                        loans  secured by shares  issued by cooperative housing
                        corporations.  The  Mortgage  Loans  will  consist   of
                        mortgage   loans  originated  in  connection  with  the
                        relocation of employees of various corporate  employers
                        participating  in PHMC's relocation  program and of em-
                        ployees of various  non-participant employers. Some  of
                        the  Mortgage  Loans  are  expected  to  be  subject to
                        subsidy agreements which, except under certain  limited
                        circumstances,  require the employers of the mortgagors
                        to provide for a portion of the monthly payments on the
                        related Mortgage Loans for specified periods.

                        The Mortgage Loans are expected to have the further specifications set forth in the following table and under the heading "Description of the Mortgage Loans" in this Prospectus Supplement.

SELECTED MORTGAGE
  LOAN DATA
(AS  OF  THE  CUT-OFF DATE)
Cut-Off Date:                 December 1, 1993
Number of Mortgage Loans:     933
Aggregate Unpaid  Principal
  Balance 1:                  $275,103,144
Range  of  Unpaid Principal   $67,083 to $999,140
  Balances 1:
Average  Unpaid   Principal
  Balance 1:                  $294,859
Aggregate  Unpaid Principal
  Balance of Subsidy
  Loans 1:                    $33,074,169
Subsidy Loans as a
  Percentage of the
  Aggregate Unpaid
  Principal Balance 1:        12.02%
Range of Interest Rates:      6.500% to 8.500%
Weighted  Average  Interest   6.954%
  Rate 1:
Range of Remaining Terms to
  Stated Maturity:            345 months to 360 months
Weighted  Average Remaining
  Term to Stated
  Maturity 1:                 357 months
Range of Original
  Loan-to-Value Ratios:       32.79% to 90.00%
Weighted  Average  Original
  Loan-to-Value Ratio 1:      79.81%
Geographic Concentration of
  Mortgaged Properties
  Securing  Mortgage  Loans
  in Excess  of 5%  of  the
  Aggregate Unpaid
  Principal Balance(1):       California       24.85%
                              New Jersey     14.75%
                              Connecticut      7.98%
                              Illinois           6.90%
                              Texas            5.50%
1 approximate
-------------------------------------------------------------------------------

                        CHANGES TO POOL.  A number of Mortgage Loans may be re-
                        moved  from the pool, or a substitution may be made for
                        certain Mortgage Loans, in  advance of the issuance  of
                        the  Series 1993-58 Certificates  (which is expected to
                        occur on or about December  17, 1993). This may  result
                        in  changes in certain of  the pool characteristics set
                        forth  in  the  table  above  and  elsewhere  in   this
                        Prospectus Supplement. See "Description of the Mortgage
                        Loans" in this Prospectus Supplement.
                        Subsequent  to  the  issuance  of  the  Series  1993-58
                        Certificates, certain  Mortgage  Loans may  be  removed
                        from  the  pool  through repurchase  or,  under certain
                        circumstances,  substitution  by  the  Seller,  if  the
                        Mortgage   Loans  are  discovered   to  have  defective
                        documentation or if  they otherwise do  not conform  to
                        the    standards    established    by    the   Seller's
                        representations and warranties concerning the  Mortgage
                        Loans. See "Description of the Mortgage
                        Loans--Mandatory Repurchase or Substitution of Mortgage
                        Loans"    in    this    Prospectus    Supplement.   The

                        Seller may  also repurchase  defaulted Mortgage  Loans.
                        See   "Description  of   the  Mortgage  Loans--Optional
                        Repurchase  of  Defaulted   Mortgage  Loans"  in   this
                        Prospectus Supplement.

                        The Servicer is entitled, subject to certain conditions relating to the then-remaining size of the pool, to purchase all outstanding Mortgage Loans in the pool and thereby effect early retirement of the Series 1993-58
                        Certificates. See "Pooling and Servicing
                        Agreement--Optional  Termination"  in  this  Prospectus
                        Supplement.

Distributions of
  Principal and
  Interest..........    DISTRIBUTIONS IN GENERAL.  Distributions on the  Series
                        1993-58  Certificates will be  made on the  25th day of
                        each month or, if  such day is not  a business day,  on
                        the succeeding business day (each such date is referred
                        to  in  this Prospectus  Supplement as  a "Distribution
                        Date"), commencing  in  January  1994,  to  holders  of
                        record  at the close  of business on  the last business
                        day of the  preceding month  who are  entitled to  such
                        distributions.   In   the   case   of   the  Book-Entry
                        Certificates, the holder  of record will  be Cede &  Co
                        ("Cede"), as nominee of DTC.

                        The   amount   available   for   distribution   on  any
                        Distribution Date is  primarily a function  of (i)  the
                        amount  remitted by mortgagors of the Mortgage Loans in
                        payment of  their scheduled  installments of  principal
                        and  interest, (ii)  the amount of  prepayments made by
                        the mortgagors and (iii) proceeds from liquidations  of
                        defaulted Mortgage Loans.

                        On  any  Distribution  Date,  holders  of  the  Class A
                        Certificates will be  entitled to  receive all  amounts
                        due  them before any distributions  are made to holders
                        of the Class B Certificates on that Distribution  Date.
                        The  amount that is available  to be distributed on any
                        Distribution  Date  will  be  allocated  first  to  pay
                        interest  due holders  of the Class  A Certificates and
                        then, if the amount available for distribution  exceeds
                        the  amount  of interest  due  holders of  the  Class A
                        Certificates,  to  reduce  the  outstanding   principal
                        balance  of  the Class  A Certificates.  The likelihood
                        that a holder of a  particular subclass of the Class  A
                        Certificates  will  receive principal  distributions on
                        any Distribution Date  will depend on  the priority  in
                        which   such   subclass   is   entitled   to  principal
                        distributions,  as   set   forth  under   the   heading
                        "Description  of the Certificates--Principal (Including
                        Prepayments)--Allocation of Amount to be Distributed to
                        the  Class   A   Certificates"   in   this   Prospectus
                        Supplement.

                        After  all amounts due on  the Class A Certificates for
                        any  Distribution  Date  have  been  paid,  the  amount
                        remaining  will  be  distributed  to  pay  interest and
                        principal  due   to  the   holders  of   the  Class   B
                        Certificates.

                        If any mortgagor is delinquent in the payment of principal or interest on a Mortgage Loan in any month, the Servicer will advance such payment unless the Servicer determines that the delinquent amount will not be recoverable by it from liquidation proceeds or other  recoveries on  the related  Mortgage
                        Loan.  See  "Description of  the Certificates--Periodic
                        Advances" in this Prospectus Supplement.

                        INTEREST DISTRIBUTIONS. The amount of interest to which
                        holders of each subclass of Offered Certificates (other
                        than the Class A-9 and Class A-LR Certificates) will be
                        entitled  each  month  is   calculated  based  on   the
                        outstanding  principal balance  of that  subclass as of
                        the related  Distribution  Date. Interest  will  accrue
                        each  month  on  each such  subclass  according  to the
                        following formula: 1/12th of the pass-through rate  for
                        such  subclass multiplied by  the outstanding principal
                        balance of such subclass as of the related Distribution
                        Date. The  pass-through rate  for each  such  subclass,
                        other  than  the Class  A-4,  Class A-7  and  Class A-8
                        Certificates, is the percentage set forth on the  cover
                        of  this Prospectus Supplement.  The pass-through rates
                        for  the   Class  A-4,   Class   A-7  and   Class   A-8
                        Certificates,   as  well  as  that  of  the  Class  A-9
                        Certificates, will be determined as described below.

                        The amount  of interest  to which  the holders  of  the
                        Class A-9 and Class A-LR Certificates are entitled each
                        month  is calculated  based on  a "notional  amount." A
                        notional amount  does not  entitle holders  to  receive
                        distributions   of  principal  on  the  basis  of  such
                        notional amount, but is solely used for the purpose  of
                        computing the amount of interest accrued on a subclass.
                        The notional amount for the Class A-9 Certificates will
                        be  equal to  the outstanding principal  balance of the
                        Class A-4  Certificates.  The notional  amount  of  the
                        Class  A-LR Certificate will be equal to the sum of the
                        outstanding  principal  balances  of  the  Class   A-LR
                        Certificate  and the Class  A-10 Certificates. Interest
                        will accrue on the  Class A-9 Certificates during  each
                        one-month  period in an amount  equal to the product of
                        (i) 1/12th of the pass-through rate then in effect  for
                        such  subclass determined  as described  below and (ii)
                        the notional amount of the Class A-9 Certificates as of
                        the related Distribution Date. Interest will accrue  on
                        the Class A-LR Certificate during each one-month period
                        in  an amount  equal to  the product  of (i)  1/12th of
                        6.25% and (ii)  the notional amount  of the Class  A-LR
                        Certificate as of the related Distribution Date.

                        Interest will accrue on the Offered Certificates, other
                        than  the Class A-4, Class A-7, Class A-8 and Class A-9
                        Certificates, during  each one-month  period ending  on
                        the  last day of the month preceding the month in which
                        each  Distribution  Date   occurs  (each,  a   "Regular
                        Interest Accrual Period"). The initial Regular Interest
                        Accrual  Period  will be  deemed  to have  commenced on
                        December 1,  1993. Interest  will accrue  on the  Class
                        A-4,  Class A-7,  Class A-8 and  Class A-9 Certificates
                        during each one-month period commencing on the 25th day
                        of each  month  and  ending  on the  24th  day  of  the
                        following  month (each, a "LIBOR Based Interest Accrual
                        Period"). The initial

                        LIBOR Based Interest  Accrual Period  will commence  on
                        December 25, 1993. No interest will accrue on the Class
                        A-4, Class A-7, Class A-8 or Class A-9 Certificates prior to the commencement of the initial LIBOR Based
                        Interest Accrual Period.

                        Until   the   LIBOR  Based   Interest   Accrual  Period
                        commencing on December 25, 1994, the pass-through  rate
                        for the Class A-4 Certificates will be 4.125% per annum
                        and   the   pass-through   rate  for   the   Class  A-9
                        Certificates will  be  4.375% per  annum.  During  each
                        subsequent  LIBOR  Based Interest  Accrual  Period, the
                        pass-through rates  for the  Class  A-4 and  Class  A-9
                        Certificates  will  be the  per annum  rates calculated
                        based on the pass-through rate formulas subject to  the
                        minimum  pass-through  rates  and  maximum pass-through
                        rates set forth in the following table. As a result  of
                        these  calculations  for LIBOR  Based  Interest Accrual
                        Periods commencing  on  or  after  December  25,  1994,
                        increasing  levels  of  LIBOR  will  produce  a reduced
                        pass-through rate for the Class A-9 Certificates  (sub-
                        ject  to the minimum rate),  while decreasing levels of
                        LIBOR  will  produce  an  increased  pass-through  rate
                        (subject to the maximum rate).

                        During the initial LIBOR Based Interest Accrual Period, the pass-through rate for the Class A-7 Certificates will be 4.4875% per annum and the pass-through rate for the Class A-8 Certificates will be 10.215625% per annum. During each subsequent LIBOR Based Interest
                        Accrual Period, the  pass-through rates  for the  Class
                        A-7 and Class A-8 Certificates will be the per annum rates calculated based on the pass-through rate formu-las and subject to the minimum pass-through rates and maximum pass-through rates set forth in the following table. As a result of these calculations, increasing levels of LIBOR will produce a reduced pass-through rate for the Class A-8 Certificates (subject to the minimum rate), while decreasing levels of LIBOR will produce an increased pass-through rate (subject to the maximum rate).

                        The following table sets forth the initial pass-through rates, pass-through rate formulas, and the minimum and maximum pass-through rates for the Class A-4, Class
                        A-7, Class A-8 and Class A-9 Certificates.

                                   FLOATING RATE AND INVERSE FLOATING RATE CERTIFICATES

                                        INITIAL                                               MINIMUM           MAXIMUM
                                     PASS-THROUGH                PASS-THROUGH               PASS-THROUGH     PASS-THROUGH
            SUBCLASS                     RATE                    RATE FORMULA                 RATE(3)            RATE
         ---------------             -------------     ---------------------------------    ------------     -------------
Class A-4........................        4.125%(1)             LIBOR + 0.50%(2)                 0.50%             8.50%
Class A-7........................       4.4875%                  LIBOR + 1.30%                  1.30%             9.00%
Class A-8........................    10.215625%            17.3875% - (2.25 X LIBOR)          0.0625%          17.3875%
Class A-9........................        4.375%(1)             8.00% - LIBOR(2)                 0.00%             8.00%

---------------
(1) Applies to LIBOR Based Interest Accrual Periods prior to the LIBOR Based Interest Accrual Period commencing on December 25, 1994.
(2) Applies to LIBOR Based Interest Accrual Periods commencing on and after December 25, 1994.
(3) Investors should consider the effect of different levels of LIBOR and rates of principal prepayments on yield. See "Prepayment and Yield Considerations" in this Prospectus Supplement.
--------------------------------------------------------------------------------

                        When  mortgagors prepay principal  or when principal is
                        recovered through foreclosures or other liquidations of
                        defaulted Mortgage Loans, a  full month's interest  for
                        the  month of  payment or recovery  may not  be paid or
                        recovered,  resulting   in   interest   shortfalls.   A
                        shortfall  that results  from principal  prepayments IN
                        FULL will be offset from aggregate servicing fees  that
                        would  otherwise  be  payable to  the  Servicer  on any
                        Distribution Date, but only to the extent of  servicing
                        fees  payable with  respect to  that Distribution Date.
                        Aggregate  shortfalls   in  collections   of   interest
                        resulting  from principal  prepayments in  full, to the
                        extent they exceed  the aggregate  servicing fees  (the
                        "Non- Supported Interest Shortfall"), will be allocated
                        pro  rata  among  all  classes  of  the  Series 1993-58
                        Certificates, based on their then-outstanding principal
                        balances, and  will be  allocated  pro rata  among  the
                        subclasses  of Class  A Certificates  based on interest
                        accrued. Any shortfalls  of interest  that result  from
                        the   timing  of   PARTIAL  principal   prepayments  or
                        liquidations of defaulted  Mortgage Loans  will not  be
                        offset  by the servicing fees and will not be allocated
                        pro rata but instead will be borne first by the Class B
                        Certificates and then by the Class A Certificates.  See
                        "Description   of  the  Certificates--Subordination  of
                        Class B Certificates" in this Prospectus Supplement.

                        The amount of interest required to be distributed to holders of the Series 1993-58 Certificates will also be reduced by a portion of certain special hazard losses, fraud losses and bankruptcy losses attributable to interest. See "--Credit Enhancement--Extent of Loss
                        Coverage" below and "Description of the
                        Certificates--Interest" in this Prospectus Supplement.

                        To  the   extent   that  the   amount   available   for
                        distribution  on any Distribution  Date is insufficient
                        to permit the distribution of the applicable amount  of
                        accrued  interest on  the Class A  Certificates (net of
                        any Non-Supported Interest Shortfall, other  shortfalls
                        and  losses allocable  to the  Class A  Certificates as
                        described  above),  the  amount   of  interest  to   be
                        distributed  will  be allocated  among  the outstanding
                        subclasses  of  Class  A   Certificates  pro  rata   in
                        accordance   with  their   respective  entitlements  to
                        interest, and the  amount of any  deficiencies will  be

                        added  to  the  amount  of interest  that  the  Class A
                        Certificates are  entitled  to  receive  on  subsequent
                        Distribution Dates. No interest will accrue on such deficiencies.

                        Interest on the Class A Certificates will be calculated on the basis of a 360-day year consisting of twelve
                        30-day months.

                        See "Description of the Certificates--Interest" in this Prospectus Supplement.

                        PRINCIPAL  DISTRIBUTIONS.    The  aggregate  amount  of
                        principal  to  which  the   holders  of  the  Class   A
                        Certificates  are entitled each month will be comprised
                        of a percentage of the scheduled payments of  principal
                        on  the  Mortgage  Loans and  a  percentage  of certain
                        unscheduled  payments  of  principal  on  the  Mortgage
                        Loans.  The  percentage of  scheduled payments  will be
                        equal, on each Distribution Date, to the fraction  that
                        represents  the ratio of the then-outstanding principal
                        balance of the  Class A Certificates  to the  aggregate
                        outstanding  principal  balance of  the  Mortgage Loans
                        (based on their amortization schedules then in effect).
                        The percentage of certain unscheduled payments will  be
                        equal  to  the  percentage described  in  the preceding
                        sentence  plus  an   additional  amount   equal  to   a
                        percentage  of the principal otherwise distributable to
                        the holders  of the  Class B  Certificates. During  the
                        first  five years  beginning on  the first Distribution
                        Date, the percentage  of certain unscheduled  principal
                        payments  otherwise distributable to the holders of the
                        Class B Certificates that  is instead distributable  to
                        the  holders of the Class  A Certificates will be equal
                        to 100%, and it will decline during the subsequent four
                        years, as described under  the heading "Description  of
                        the Certificates-- Principal (Including
                        Prepayments)--Calculation  of Amount  to be Distributed
                        to  the  Class  A  Certificates"  in  this   Prospectus
                        Supplement,  until in year ten and each year thereafter
                        it is equal  to zero.  On each  Distribution Date,  the
                        Class  B Certificates  will be entitled  to receive the
                        percentages of  the scheduled  and certain  unscheduled
                        payments  of principal on the  Mortgage Loans equal, in
                        each case, to 100%  less the applicable percentage  for
                        the Class A Certificates described above.

                        The  amount that  is available for  distribution to the
                        holders of the Class A Certificates on any Distribution
                        Date as  a  distribution  of principal  is  the  amount
                        remaining   after  deducting  the  amount  of  interest
                        distributable on  the  Class A  Certificates  from  the
                        total   amount  collected  that   is  available  to  be
                        distributed  to   holders   of   the   Series   1993-58
                        Certificates  on such Distribution Date. Principal will
                        be  distributed  to   the  holders  of   the  Class   A
                        Certificates  in accordance with the payment priorities
                        described  under  the   heading  "Description  of   the
                        Certificates--Principal (Including
                        Prepayments)--Allocation of Amount to be Distributed to
                        the   Class   A   Certificates"   in   this  Prospectus
                        Supplement.

Credit
 Enhancement........    DESCRIPTION OF "SHIFTING-INTEREST" SUBORDINATION.   The
                        rights  of the holders  of the Class  B Certificates to
                        receive  distributions  will  be  subordinated  to  the
                        rights    of    the    holders   of    the    Class   A

                        Certificates to  receive distributions,  to the  extent
                        described herein. This subordination provides a certain
                        amount  of  protection to  the holders  of the  Class A
                        Certificates (to the extent of the subordination of the
                        Class B Certificates) against delays in the receipt  of
                        scheduled   payments  of  interest  and  principal  and
                        against  losses  associated  with  the  liquidation  of
                        defaulted  Mortgage Loans and  certain losses resulting
                        from the bankruptcy of mortgagors.

                        The protection  afforded the  holders  of the  Class  A
                        Certificates  by  means of  this subordination  will be
                        effected in two ways: (i) by the preferential right  of
                        the  holders of  the Class  A Certificates  to receive,
                        prior  to   any   distribution  being   made   on   any
                        Distribution   Date   in   respect  of   the   Class  B
                        Certificates, the amounts of interest and principal due
                        the holders of  the Class A  Certificates on such  date
                        and,  if  necessary, by  the right  of such  holders to
                        receive future distributions on the Mortgage Loans that
                        would otherwise have been  allocated to the holders  of
                        the  Class B Certificates and (ii) by the allocation to
                        the Class B Certificates, until their principal balance
                        has been reduced to  zero, of certain losses  resulting
                        from the liquidation of defaulted Mortgage Loans or the
                        bankruptcy  of  mortgagors prior  to the  allocation of
                        such losses to the Class A Certificates.

                        In addition,  in order  to increase  the period  during
                        which the principal balance of the Class B Certificates
                        remains  available as credit enhancement to the Class A
                        Certificates, a disproportionate amount of  prepayments
                        and  certain unscheduled recoveries with respect to the
                        Mortgage  Loans  will  be  allocated  to  the  Class  A
                        Certificates.   This  allocation  has   the  effect  of
                        accelerating  the   amortization   of   the   Class   A
                        Certificates while, in the absence of losses in respect
                        of  the  liquidation  of  defaulted  Mortgage  Loans or
                        losses resulting  from  the bankruptcy  of  mortgagors,
                        increasing  the respective  percentage interest  in the
                        principal balance of  the Mortgage  Loans evidenced  by
                        the Class B Certificates.

                        EXTENT  OF LOSS COVERAGE.   Realized losses on Mortgage
                        Loans, other than losses  that are (i) attributable  to
                        "special  hazards" not insured against under a standard
                        hazard insurance  policy,  (ii) incurred  on  defaulted
                        Mortgage  Loans  as to  which  there was  fraud  in the
                        origination   of   such   Mortgage   Loans   or   (iii)
                        attributable to certain actions which may be taken by a
                        bankruptcy  court in  connection with  a Mortgage Loan,
                        including a  reduction by  a  bankruptcy court  of  the
                        principal balance of or the interest rate on a Mortgage
                        Loan  or  an extension  of  its maturity,  will  not be
                        allocated to the Class A Certificates until the date on
                        which the principal balance of the Class B Certificates
                        (which   balance   is   expected   initially   to    be
                        approximately $20,633,144) has been reduced to zero.

                        With respect to any Distribution Date subsequent to the first Distribution Date, the availability of the credit enhancement provided by the Class B Certificates will be affected by the prior reduction of the principal balance of the Class B Certificates.

                        Reduction  of  the  principal balance  of  the  Class B
                        Certificates will result from (i) the prior  allocation
                        of  losses due to the liquidation of defaulted Mortgage
                        Loans, including  losses  due to  special  hazards  and
                        fraud  losses up  to the respective  limits referred to
                        below, (ii) the prior  allocation of bankruptcy  losses
                        up  to the limit referred to  below and (iii) the prior
                        receipt of principal  distributions by  the holders  of
                        such  Certificates. As of  the date of  issuance of the
                        Series  1993-58  Certificates,  the  amount  of  losses
                        attributable  to special hazards,  fraud and bankruptcy
                        that will  be absorbed  solely by  the holders  of  the
                        Class B Certificates will be approximately 1.40%, 2.00%
                        and  0.02%,  respectively, of  the  aggregate principal
                        balance of the  Mortgage Loans as  of the Cut-Off  Date
                        (approximately   $3,838,539,  $5,502,063  and  $50,000,
                        respectively). If losses due to special hazards,  fraud
                        or  bankruptcy exceed any of  such amounts prior to the
                        principal balance  of the  Class B  Certificates  being
                        reduced to zero, such losses will be shared pro rata by
                        the  Class A Certificates and  the Class B Certificates
                        based on  their  then-outstanding  principal  balances,
                        with  respect to the principal  portion of such losses,
                        and based on  their accrued interest,  with respect  to
                        the   interest  portion  of   such  losses.  After  the
                        principal balance of the Class B Certificates has  been
                        reduced  to zero, such  losses will be  borne solely by
                        the Class A Certificates. Any losses borne by the Class
                        A  Certificates  will  be   shared  pro  rata  by   the
                        subclasses  of  Class  A  Certificates  based  on their
                        then-outstanding principal  balances, with  respect  to
                        the  principal  portion  of such  losses.  The interest
                        portion of such losses will  be shared pro rata by  the
                        subclasses  of  Class A  Certificates based  on accrued
                        interest. Losses that reduce  the principal balance  of
                        the   Class   A-4   Certificates  will   result   in  a
                        corresponding reduction of the  notional amount of  the
                        Class   A-9  Certificates.  See   "Description  of  the
                        Certificates--Interest" in this Prospectus  Supplement.
                        Under certain circumstances, the limits set forth above
                        may  be reduced as described  under "Description of the
                        Certificates--Subordination of Class B
                        Certificates--Allocation of Losses" in this  Prospectus
                        Supplement.
Effects of
 Prepayments on
 Investment
 Expectations.......    The  actual  rate  of prepayment  of  principal  on the
                        Mortgage Loans  cannot  be  predicted.  The  investment
                        performance   of  the  Offered  Certificates  may  vary
                        materially   and   adversely   from   the    investment
                        expectations  of  investors due  to prepayments  on the
                        Mortgage Loans being higher  or lower than  anticipated
                        by  investors.  The actual  yield to  the holder  of an
                        Offered Certificate  may  not  be equal  to  the  yield
                        anticipated  at the time of purchase of the Certificate
                        or, notwithstanding that the  actual yield is equal  to
                        the yield anticipated at that time, the total return on
                        investment  expected  by the  investor or  the expected
                        weighted average  life of  the Certificate  may not  be
                        realized.   These  effects  are  summarized  below.  IN
                        DECIDING WHETHER TO PURCHASE ANY OFFERED  CERTIFICATES,
                        AN  INVESTOR SHOULD MAKE AN  INDEPENDENT DECISION AS TO
                        THE APPROPRIATE PREPAYMENT ASSUMPTIONS TO BE USED.

                        YIELD.  If an investor purchases an Offered Certificate
                        at an  amount equal  to  its unpaid  principal  balance
                        (that  is,  at  "par"),  the  effective  yield  to that
                        investor  (assuming   that   there  are   no   interest
                        shortfalls   and  assuming  the   full  return  of  the
                        purchaser's invested  principal) will  approximate  the
                        pass-through  rate on that  Certificate. If an investor
                        pays less or more than the unpaid principal balance  of
                        the  Certificate (that  is, buys  the Certificate  at a
                        "discount" or "premium," respectively), then, based  on
                        the  assumptions set  forth in  the preceding sentence,
                        the effective yield to the  investor will be higher  or
                        lower,  respectively, than the  stated interest rate on
                        the Certificate, because such discount or premium  will
                        be  amortized  over the  life  of the  Certificate. Any
                        deviation in  the actual  rate  of prepayments  on  the
                        Mortgage  Loans from  the rate assumed  by the investor
                        will affect the period of time over which, or the  rate
                        at  which, the  discount or  premium will  be amortized
                        and, consequently,  will change  the investor's  actual
                        yield  from that anticipated. The  timing of receipt of
                        prepayments  may  also  affect  the  investor's  actual
                        yield.   AN   INVESTOR  THAT   PURCHASES   ANY  OFFERED
                        CERTIFICATES AT  A DISCOUNT  SHOULD CAREFULLY  CONSIDER
                        THE  RISK  THAT  A  SLOWER  THAN  ANTICIPATED  RATE  OF
                        PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS WILL RESULT IN
                        AN ACTUAL  YIELD THAT  IS  LOWER THAN  SUCH  INVESTOR'S
                        EXPECTED  YIELD. AN INVESTOR THAT PURCHASES ANY OFFERED
                        CERTIFICATES AT A PREMIUM, OR THAT PURCHASES THE  CLASS
                        A-9  CERTIFICATES,  SHOULD  CONSIDER  THE  RISK  THAT A
                        FASTER THAN ANTICIPATED RATE  OF PRINCIPAL PAYMENTS  ON
                        THE  MORTGAGE LOANS WILL RESULT IN AN ACTUAL YIELD THAT
                        IS LOWER THAN SUCH INVESTOR'S EXPECTED YIELD AND SHOULD
                        CONSIDER THE  RISK  THAT  A  RAPID  RATE  OF  PRINCIPAL
                        PAYMENTS  ON  THE MORTGAGE  LOANS  COULD RESULT  IN THE
                        FAILURE OF SUCH INVESTOR  TO FULLY RECOVER ITS  INITIAL
                        INVESTMENT.

                        The  yield to  investors in the  Class A-8 Certificates
                        will be sensitive to changes in the level of LIBOR such
                        that increasing levels  of LIBOR will  have a  negative
                        effect  on  the yield  to  investors in  the  Class A-8
                        Certificates. For LIBOR Based Interest Accrual  Periods
                        commencing  on or after December 25, 1994, the yield to
                        investors  in  the  Class  A-9  Certificates  will   be
                        sensitive  to both the timing of receipt of prepayments
                        and the  overall rate  of  prepayment on  the  Mortgage
                        Loans.   The  yield  to  investors  in  the  Class  A-9
                        Certificates will also be  highly sensitive to  changes
                        in  the  level  of  LIBOR  such  that  relatively small
                        increases in the  level of LIBOR  will have a  material
                        negative  effect on the yield to investors in the Class
                        A-9 Certificates. The  particular sensitivities of  the
                        Class  A-8  and Class  A-9 Certificates  are separately
                        displayed in  the tables  appearing under  the  heading
                        "Prepayment   and   Yield   Considerations"   in   this
                        Prospectus  Supplement.  INVESTORS  IN  THE  CLASS  A-9
                        CERTIFICATES SHOULD CONSIDER THE RISK THAT A RAPID RATE
                        OF  PRINCIPAL PAYMENTS ON THE  MORTGAGE LOANS OR A HIGH
                        LEVEL OF LIBOR FOR LIBOR BASED INTEREST ACCRUAL PERIODS
                        COMMENCING ON OR AFTER  DECEMBER 25, 1994 COULD  RESULT
                        IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOVER THEIR
                        INITIAL INVESTMENTS.

                        REINVESTMENT  RISK.  As stated  above, if a Certificate
                        is purchased at an amount equal to its unpaid principal
                        balance, fluctuations in the  rate of distributions  of
                        principal  will  generally  not  affect  the  yield  to
                        maturity of that Certificate. However, the total return
                        on any  purchaser's investment,  including an  investor
                        who  purchases at  par, will  be reduced  to the extent
                        that   principal   distributions   received   on    its
                        Certificate  cannot be reinvested at  a rate as high as
                        the stated interest rate of the Certificate.  Investors
                        in  the Offered  Certificates should  consider the risk
                        that rapid rates of  prepayments on the Mortgage  Loans
                        may  coincide  with  periods of  low  prevailing market
                        interest rates. During periods of low prevailing market
                        interest rates, mortgagors may be expected to prepay or
                        refinance Mortgage  Loans  that  carry  interest  rates
                        higher  than then-current  interest rates  for mortgage
                        loans.   Consequently,   the   amount   of    principal
                        distributions available to an investor for reinvestment
                        at such low prevailing interest rates may be relatively
                        large.  Conversely,  slow rates  of prepayments  on the
                        Mortgage Loans may coincide  with periods of high  pre-
                        vailing  market interest rates. During such periods, it
                        is less likely that mortgagors will elect to prepay  or
                        refinance  Mortgage Loans and, therefore, the amount of
                        principal distributions  available to  an investor  for
                        reinvestment at such high prevailing interest rates may
                        be relatively small.

                        WEIGHTED  AVERAGE LIFE  VOLATILITY.   One indication of
                        the impact of varying prepayment rates on a security is
                        the change in its weighted average life. The  "weighted
                        average  life" of an Offered  Certificate (other than a
                        Class A-9 Certificate)  is the average  amount of  time
                        that  will elapse between  the date of  issuance of the
                        Certificate and  the  date  on  which  each  dollar  in
                        reduction  of the principal  balance of the Certificate
                        is distributed to  the investor.  The weighted  average
                        life  of a Class A-9  Certificate is the average amount
                        of time that will elapse  between the date of  issuance
                        of  the  Series 1993-58  Certificates  and the  date on
                        which each dollar in reduction of the principal balance
                        of  the   Class   A-4   Certificates   (which   balance
                        corresponds  to the  notional amount  of the  Class A-9
                        Certificates) is  distributed  to the  holders  of  the
                        Class   A-4  Certificates.  Generally,   low  rates  of
                        prepayment may result in the extension of the  weighted
                        average life of a Certificate and high rates may result
                        in  the shortening  of such  weighted average  life. In
                        general, if the weighted average life of a  Certificate
                        purchased  at  par  is extended  beyond  that initially
                        anticipated, such Certificate's market value may be ad-
                        versely affected even though  the yield to maturity  on
                        the  Certificate is  unaffected. However,  the weighted
                        average lives of  one or more  subclasses of  Scheduled
                        Certificates may be extended at certain combinations of
                        rates  that  result  in distributions  to  the  Class A
                        Certificates that are, in certain periods, greater than
                        those distributions resulting from the rates comprising
                        Prepayment  Scenario   V  (as   defined  herein   under
                        "Prepayment and Yield Considerations") and shortened at
                        other    combinations   of   rates   that   result   in
                        distributions to the Class A Certificates that are,  in
                        certain   periods,  greater  than  those  distributions
                        resulting

                        from the rates  comprising Prepayment  Scenario V.  See
                        "Description   of   the   Certificates   --   Principal
                        (Including   Prepayments)    --    Principal    Payment
                        Characteristics  of the Scheduled  Certificates and the
                        Companion Certificates" in this Prospectus  Supplement.
                        THE   WEIGHTED   AVERAGE   LIVES   OF   THE   COMPANION
                        CERTIFICATES WILL BE  HIGHLY SENSITIVE TO  THE RATE  OF
                        PREPAYMENTS  ON THE MORTGAGE  LOANS BECAUSE PAYMENTS OF
                        PRINCIPAL ALLOCATED  TO  THE CLASS  A  CERTIFICATES  IN
                        EXCESS  OF AMOUNTS RESULTING FROM A CERTAIN COMBINATION
                        OF PREPAYMENT LEVELS WILL BE PAID TO THE HOLDERS OF THE
                        COMPANION CERTIFICATES WHILE  SUCH CERTIFICATES  REMAIN
                        OUTSTANDING,  PRIOR TO BEING PAID TO THE HOLDERS OF THE
                        SCHEDULED CERTIFICATES. The  weighted average lives  of
                        the  Offered  Certificates,  under  various  prepayment
                        scenarios, are displayed in the tables appearing  under
                        the  heading "Prepayment  and Yield  Considerations" in
                        this Prospectus Supplement.

                        See   "Prepayment   and   Yield   Considerations"   and
                        "Description  of the Certificates--Principal (Including
                        Prepayments)--Principal Payment Characteristics of  the
                        Scheduled  Certificates and the Companion Certificates"
                        in this Prospectus Supplement.

Federal Income Tax
 Status.............    For federal income tax purposes, the Trust Estate  will
                        consist of two real estate mortgage investment conduits
                        (the  "Upper-Tier REMIC"  and the  "Lower-Tier REMIC").
                        The Class A-1, Class A-2,  Class A-3, Class A-4,  Class
                        A-5,  Class A-6,  Class A-7,  Class A-8,  Class A-9 and
                        Class A-10 Certificates  and the  Class B  Certificates
                        will  be  designated as  the  regular interests  in the
                        Upper-Tier REMIC  and  the  Class A-R  and  Class  A-LR
                        Certificates   will  be  designated   as  the  residual
                        interests in the  Upper-Tier REMIC  and the  Lower-Tier
                        REMIC, respectively.

                        The  Regular Certificates (as defined herein) generally
                        will be treated  as newly  originated debt  instruments
                        for  federal income tax  purposes. Beneficial owners of
                        the Regular  Certificates will  be required  to  report
                        income thereon in accordance with the accrual method of
                        accounting.   The  Class   A-9  Certificates   will  be
                        considered to be issued with original issue discount in
                        an amount equal to the  excess of all distributions  of
                        interest   thereon  over  their   issue  price.  It  is
                        anticipated that the Class A-5, Class A-6 and Class A-8
                        Certificates  will  be   issued  with  original   issue
                        discount  in  an  amount  equal to  the  excess  of the
                        initial principal  balances  of  such  subclasses  over
                        their respective issue prices (including, except in the
                        case  of the Class A-8 Certificates, accrued interest).
                        It is further anticipated that the Class A-1 and  Class
                        A-3  Certificates will be issued  at a premium and that
                        the Class  A-2, Class  A-4 and  Class A-7  Certificates
                        will  be issued with DE MINIMIS original issue discount
                        for  federal  income  tax  purposes.  The  Class   A-10
                        Certificates,  which are not  offered hereby, also will
                        be treated as issued  with original issue discount  for
                        federal income tax purposes.

                        Holders of the Class A-R and Class A-LR Certificates will be required to include the taxable income or loss of the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, in determining their federal taxable  income. It  is anticipated  that
                        all  or a substantial portion  of the taxable income of
                        the  Upper-Tier   REMIC   and  the   Lower-Tier   REMIC
                        includible   by   the   Class   A-R   and   Class  A-LR
                        Certificateholders, respectively,  will be  treated  as
                        "excess    inclusion"   income   subject   to   special
                        limitations for federal  income tax purposes.  FURTHER,
                        SIGNIFICANT  RESTRICTIONS APPLY TO  THE TRANSFER OF THE
                        CLASS A-R AND  CLASS A-LR CERTIFICATES.  THE CLASS  A-R
                        CERTIFICATE  WILL, AND THE  CLASS A-LR CERTIFICATE MAY,
                        BE CONSIDERED TO  BE "NONECONOMIC RESIDUAL  INTERESTS,"
                        CERTAIN  TRANSFERS  OF  WHICH  MAY  BE  DISREGARDED FOR
                        FEDERAL INCOME TAX PURPOSES.

                        See "Description of  the Certificates--Restrictions  on
                        Transfer  of the Class A-R and Class A-LR Certificates"
                        and  "Federal  Income   Tax  Considerations"  in   this
                        Prospectus  Supplement and "Certain  Federal Income Tax
                        Consequences--Federal Income Tax Consequences for REMIC
                        Certificates" in the Prospectus.

ERISA
 Considerations.....    A fiduciary of any employee benefit plan subject to the
                        Employee Retirement  Income Security  Act of  1974,  as
                        amended  ("ERISA"),  or  Section 4975  of  the Internal
                        Revenue Code  of 1986,  as amended  (the "Code")  or  a
                        governmental  plan,  subject to  any federal,  state or
                        local law  ("Similar Law"),  which  is, to  a  material
                        extent, similar to the foregoing provisions of ERISA or
                        the  Code  (collectively,  a  "Plan")  should carefully
                        review with its legal advisors whether the purchase  or
                        holding  of Offered  Certificates could give  rise to a
                        transaction prohibited  or  not  otherwise  permissible
                        under ERISA, the Code or Similar Law. NEITHER THE CLASS
                        A-R  CERTIFICATE NOR THE CLASS  A-LR CERTIFICATE MAY BE
                        PURCHASED BY  OR  TRANSFERRED  TO A  PLAN.  See  "ERISA
                        Considerations"  in this  Prospectus Supplement  and in
                        the Prospectus.

Legal Investment....    The Offered Certificates  constitute "mortgage  related
                        securities"  for  purposes  of  the  Secondary Mortgage
                        Market Enhancement  Act of  1984 so  long as  they  are
                        rated in one of the two highest rating categories by at
                        least  one  nationally  recognized  statistical  rating
                        organization. As  such,  the Offered  Certificates  are
                        legal  investments for  certain entities  to the extent
                        provided in  such act.  However, there  are  regulatory
                        requirements and considerations applicable to regulated
                        financial  institutions and restrictions on the ability
                        of such  institutions to  invest  in certain  types  of
                        mortgage  related securities. Prospective purchasers of
                        the  Offered  Certificates  should  consult  their  own
                        legal,  tax and accounting  advisors in determining the
                        suitability  of  and  consequences   to  them  of   the
                        purchase,  ownership  and  disposition  of  the Offered
                        Certificates. See "Legal Investment" in this Prospectus
                        Supplement.

                        DESCRIPTION OF THE CERTIFICATES

DENOMINATIONS

    The Offered Certificates, other than the Class A-9, Class A-R and Class A-LR Certificates, will be issued in minimum denominations of $100,000 initial principal balance and integral multiples of $1,000 initial principal balance in excess thereof. The Class A-9 Certificates will be issued in minimum denominations of $7,349,000 initial notional amount and integral multiples of $1 initial notional amount in excess thereof. The Class A-R and Class A-LR Certificates will each be issued as a single Certificate with a denomination of $1,000 initial principal balance.

DEFINITIVE FORM

    Offered Certificates issued in fully registered, certificated form are referred to herein as "Definitive Certificates." The Class A-8, Class A-9, Class A-R and Class A-LR Certificates will be issued as Definitive Certificates. Distributions of principal of, and interest on, the Definitive Certificates will be made by the Servicer, or a paying agent on behalf of the Servicer, directly to holders of the Definitive Certificates in accordance with the procedures set forth in the Pooling and Servicing Agreement. The Definitive Certificates will be transferable and exchangeable at the offices of the Trustee or the certificate registrar. No service charge will be imposed for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

BOOK-ENTRY FORM

    The Offered Certificates, other than the Class A-8, Class A-9, Class A-R and Class A-LR Certificates, will be issued in book-entry form and are referred to herein as "Book-Entry Certificates." Each Subclass of Book-Entry Certificates initially will be represented by a single physical certificate registered in the name of Cede & Co. ("Cede"), as nominee of DTC, which will be the "holder" or "Certificateholder" of such Certificates, as such terms are used herein. No person acquiring an interest in the Book-Entry Certificates (a "Beneficial Owner") will be entitled to receive a Definitive Certificate representing such person's interest in the Book-Entry Certificates, except as set forth below. Unless and until Definitive Certificates are issued to Beneficial Owners in respect of the Book-Entry Certificates under the limited circumstances described herein, all references to actions taken by Certificateholders or holders shall, in the case of the Book-Entry Certificates, refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Certificateholders or holders shall, in the case of the Book-Entry Certificates, refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with DTC procedures.

    DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation"
within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and to facilitate the clearance and settlement of securities transactions among Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (including the Underwriter), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to banks, brokers, dealers, trust companies and other institutions that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

    Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Book-Entry Certificates among Participants on whose behalf it acts with respect to the Book-Entry Certificates and to receive and transmit distributions of principal of and interest on the Book-Entry Certificates. Participants and Indirect Participants with which Beneficial Owners have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Beneficial Owners.

    Beneficial Owners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Certificates may do so only through Participants and Indirect Participants. In addition, Beneficial Owners will receive all distributions of principal and interest from the Servicer, or a paying agent on behalf of the Servicer, through Participants. DTC will forward such distributions to its Participants, which thereafter will forward them to Indirect Participants or Beneficial Owners. Beneficial Owners will not be recognized by the Trustee, the Servicer or any paying agent as Certificateholders, as such term is used in the Pooling and Servicing Agreement, and Beneficial Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its Participants.

    Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Book-Entry Certificates, may be limited due to the lack of a physical certificate for such Book-Entry Certificates. In addition, under a book-entry format, Beneficial Owners may experience delays in their receipt of payments, since distributions will be made by the Servicer, or a paying agent on behalf of the Servicer, to Cede, as nominee for DTC.

    DTC has advised the Seller that it will take any action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose accounts with DTC the Book-Entry Certificates are credited. Additionally, DTC has advised the Seller that it will take such actions with respect to specified Voting Interests only at the direction of and on behalf of Participants whose holdings of Book-Entry Certificates evidence such specified Voting Interests. DTC may take conflicting actions with respect to Voting Interests to the extent that Participants whose holdings of Book-Entry Certificates evidence such Voting Interests authorize divergent action.

    Neither the Seller, the Servicer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. In the event of the insolvency of DTC or a Participant or Indirect Participant in whose name Book-Entry Certificates are registered, the ability of the Beneficial Owners of such Book Entry Certificates to obtain timely payment may be impaired. In addition, in such event, if the limits of applicable insurance coverage by the Securities Investor Protection Corporation are exceeded or if such coverage is otherwise unavailable, ultimate payment of amounts distributable with respect to such Book-Entry Certificates may be impaired.

    Book-Entry Certificates will be converted to Definitive Certificates and re-issued to Beneficial Owners or their nominees, rather than to DTC or its nominee, only if (i) the Servicer advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Certificates and the Servicer is unable to locate a qualified successor, (ii) the Servicer, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of a dismissal or resignation of the Servicer under the Pooling and Servicing Agreement, Beneficial Owners representing not less than 51% of the Voting Interests of each outstanding class of Book-Entry Certificates advise the Trustee through DTC, in writing, that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the Beneficial Owners' best interest.

    Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee will be required to notify all Beneficial Owners through Participants of the availability of Definitive Certificates. Upon surrender by DTC of the physical certificates representing the Book-Entry Certificates and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Certificates as Definitive Certificates to Beneficial Owners. The procedures relating to payment on and transfer of those Offered Certificates initially issued as Definitive Certificates will thereafter apply to those Book-Entry Certificates that have been reissued as Definitive Certificates.

DISTRIBUTIONS

    Distributions of interest and in reduction of principal balance to holders of Class A Certificates of each Subclass will be made monthly, to the extent of each Subclass' entitlement thereto, on the 25th day of each month or, if such day is not a business day, on the succeeding business day (each, a "Distribution Date"), beginning in January 1994, in an aggregate amount equal to the Class A Distribution Amount. The "Determination Date" with respect to each Distribution Date will be the 17th day of each month, or if such day is not a business day, the preceding business day. Distributions will be made on each Distribution Date to holders of record (which, in the case of the Book-Entry Certificates, will be Cede, as nominee for DTC) at the close of business on the last day of the preceding month (each, a "Record Date"), except that the final distribution in respect of each Class A Certificate of any Subclass will only be made upon presentation and surrender of such Class A Certificate at the office or agency appointed by the Trustee and specified in the notice of final distribution in respect of such Subclass of Class A Certificates.

    The aggregate amount available for distribution to Certificateholders on each Distribution Date will be the Pool Distribution Amount. The "Pool Distribution Amount" for a Distribution Date will be the sum of all previously undistributed payments or other receipts on account of principal (including principal prepayments and Liquidation Proceeds in respect of principal, if any) and interest on or in respect of the Mortgage Loans received by the Servicer after the Cut-Off Date (except for amounts due on or prior to the Cut-Off Date), or received by the Servicer on or prior to the Cut-Off Date but due after the Cut-Off Date, in either case received on or prior to the business day preceding the Determination Date in the month in which such Distribution Date occurs, plus
(i) all Periodic Advances made by the Servicer, (ii) all withdrawals from the Advance Reserve Fund, if established, as described under "--Periodic Advances" below and (iii) all other amounts required to be placed in the Certificate Account by the Servicer pursuant to the Pooling and Servicing Agreement, but excluding the following:

        (a) amounts received as late payments of principal or interest respecting which the Servicer previously has made one or more unreimbursed Periodic Advances or an unreimbursed advance has been made from the Advance Reserve Fund, if established;

        (b) to the extent permitted by the Pooling and Servicing Agreement, that portion of Liquidation Proceeds with respect to a Mortgage Loan which represents any unreimbursed Periodic Advances or unreimbursed advances from the Advance Reserve Fund, if established;

        (c) those portions of each payment of interest on a particular Mortgage Loan which represent the applicable Servicing Fee, as adjusted in respect of Prepayment Interest Shortfalls as described under "--Interest" below;

        (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

        (e) all principal prepayments in full and all proceeds of any Mortgage Loans, or property acquired in respect thereof, liquidated, foreclosed, purchased or repurchased pursuant to the Pooling and Servicing Agreement, other than Partial Liquidation Proceeds, received on or after the Due Date occurring in the month in which such Distribution Date occurs, and all partial principal prepayments and Partial Liquidation Proceeds received by the Servicer on or after the Determination Date occurring in the month in which such Distribution Date occurs, and all related payments of interest on such amounts;

         (f) to the extent permitted by the Pooling and Servicing Agreement, that portion of Liquidation Proceeds or insurance proceeds with respect to a Mortgage Loan which represents any unpaid Servicing Fee to which the Servicer is entitled;

        (g) all amounts representing certain expenses reimbursable to the Servicer and other amounts permitted to be retained by the Servicer or withdrawn by the Servicer from the Certificate Account pursuant to the Pooling and Servicing Agreement;

        (h) all amounts in the nature of late fees, assumption fees, prepayment fees and similar fees which the Servicer is entitled to retain as additional servicing compensation;

         (i) reinvestment earnings on payments received in respect of the Mortgage Loans;

         (j) Net Foreclosure Profits; and

        (k) any recovery of an amount in respect of principal which had previously been allocated as a Realized Loss to any of the Series 1993-58 Certificates.

    On each Distribution Date, the Pool Distribution Amount will be allocated among the Classes of Certificates and distributed to the holders thereof of record as of the related Record Date as follows (the "Pool Distribution Amount Allocation"):

        FIRST, to the Subclasses of Class A Certificates, pro rata based on their respective Class A Subclass Interest Accrual Amounts, in an aggregate amount up to the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date;

        SECOND, to the Subclasses of Class A Certificates, pro rata based on their respective unpaid Class A Subclass Interest Shortfall Amounts, in an aggregate amount up to the sum of the previously unpaid Class A Subclass Interest Shortfall Amounts;

        THIRD, to the Subclasses of Class A Certificates, in an aggregate amount up to the Class A Optimal Principal Amount, such distribution to be allocated among such Subclasses in accordance with the priorities set forth below under "--Principal (Including Prepayments)--Allocation of Amount to be Distributed to the Class A Certificates;" and

        FOURTH, to the Class B Certificates first in an amount up to their Class B Interest Accrual Amount with respect to such Distribution Date, then in an amount up to their previously unpaid interest shortfall amount and finally in an amount up to their optimal principal amount.

    The "Class A Distribution Amount" for any Distribution Date will be equal to the sum of the amounts distributed in accordance with priorities FIRST through THIRD of the Pool Distribution Amount Allocation set forth above.

    The undivided percentage interest (the "Percentage Interest") represented by any Class A Certificate of a Subclass in distributions to such Subclass will be equal to the percentage obtained by dividing the initial principal balance of such Certificate (or in the case of a Class A-9 Certificate, the initial Class A-9 Notional Amount of such Class A-9 Certificate) by the aggregate initial principal balance of all Certificates of such Subclass (or in the case of the Class A-9 Certificates, the aggregate initial Class A-9 Notional Amount).

INTEREST

    Interest will accrue on each Subclass of Class A Certificates (other than the Class A-4, Class A-7, Class A-8 and Class A-9 Certificates) at their respective Pass-Through Rates, as described below, during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual Period"). The initial Regular Interest Accrual Period will be deemed to have commenced on December 1, 1993. Interest that accrues on such Subclasses of Class A Certificates will be calculated on the assumption that distributions in reduction of the principal balances thereof on a Distribution Date are made on the first day of the month of such Distribution Date. Interest will accrue on the Class A-4, Class A-7, Class A-8 and Class A-9 Certificates at the applicable Pass-Through Rates described below during each one-month period commencing on the 25th day of each month and ending on the 24th day of the following month (each, a "LIBOR Based Interest Accrual Period"). The initial LIBOR Based Interest Accrual Period will commence on December 25, 1993. No interest will accrue on the Class A-4, Class A-7, Class A-8 and Class A-9 Certificates prior to the commencement of the initial LIBOR Based Interest Accrual Period. Interest on each Subclass of Class A Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

    The amount of interest that will accrue on each Subclass of Class A Certificates during each Regular Interest Accrual Period or each LIBOR Based Interest Accrual Period is referred to herein as the "Class A Subclass Interest Accrual Amount" for such Subclass. The Class A Subclass Interest Accrual Amount for each Subclass of Class A Certificates, other than the Class A-9, Class A-10 and Class A-LR Certificates, will equal the product of (i) 1/12th of the Pass-Through Rate for such Subclass and (ii) the outstanding Class A Subclass Principal Balance of such Subclass. The Pass-Through Rate for each such Subclass of Offered Certificates, other than the Class A-4, Class A-7 and Class A-8 Certificates, is the percentage set forth on the cover of this Prospectus Supplement. The Pass-Through Rates for the Class A-4, Class A-7 and Class A-8 Certificates will be determined as described below.

    The Class A Subclass Interest Accrual Amount for the Class A-9 Certificates will equal the product of (i) 1/12th of the Pass-Through Rate for such Subclass determined as described below and (ii) the Class A-9 Notional Amount. The Class A Subclass Interest Accrual Amount for the Class A-10 Certificates will equal the product of (i) 1/12th of the difference between (a) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans as of the first day of such month and (b) 6.25% and (ii) the Class A-10 Notional Amount. The Class A Subclass Interest Accrual Amount for the Class A-LR Certificate will equal the product of (i) 1/12th of 6.25% and (ii) the Class A-LR Notional Amount.

    Each Class A Subclass Interest Accrual Amount will be reduced by the portion of (i) any Non-Supported Interest Shortfall allocable to such Subclass and (ii) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to such Subclass as described below.

    Until the LIBOR Based Interest Accrual Period commencing on December 25, 1994, the Pass-Through Rate for the Class A-4 Certificates will be 4.125% per annum. During each subsequent LIBOR Based Interest Accrual Period, the Pass-Through Rate for the Class A-4 Certificates will be a per annum rate, determined on the applicable Rate Determination Date, equal to the lesser of (i) 0.50% plus the arithmetic mean of the London interbank offered rate quotations for one-month Eurodollar deposits ("LIBOR") prevailing on such Rate Determination Date, determined as described below under "--Determination of LIBOR" and (ii) 8.50%.

    Until the LIBOR Based Interest Accrual Period commencing on December 25, 1994, the Pass-Through Rate for the Class A-9 Certificates will be 4.375% per annum. During each subsequent LIBOR Based Interest Accrual Period, the Pass-Through Rate for the Class A-9 Certificates will be a per annum rate equal to 8.00% minus LIBOR, as determined on the applicable Rate Determination Date, subject to a minimum rate of 0.00% and a maximum rate of 8.00%. As a result of this calculation, for LIBOR Based Interest Accrual Periods commencing on or after December 25, 1994, increasing levels of LIBOR will produce a reduced Pass-Through Rate for the Class A-9 Certificates (subject to the minimum rate), while decreasing levels of LIBOR will produce an increased Pass-Through Rate (subject to the maximum rate).

    During the initial LIBOR Based Interest Accrual Period, the Pass-Through Rate for the Class A-7 Certificates will be 4.4875% per annum. During each subsequent LIBOR Based Interest Accrual Period, the Pass-Through Rate for the Class A-7 Certificates will be a per annum rate equal to the lesser of (i) 1.30% plus LIBOR, as determined on the applicable Rate Determination Date, and (ii) 9.00%.

    During the initial LIBOR Based Interest Accrual Period, the Pass-Through Rate for the Class A-8 Certificates will be 10.215625% per annum. During each subsequent LIBOR Based Interest Accrual Period, the Pass-Through Rate for the Class A-8 Certificates will be a per annum rate equal to (i) 17.3875% minus (ii) the product of 2.25 and LIBOR, as determined on the applicable Rate Determination Date, subject to a minimum rate of 0.0625% and a maximum rate of 17.3875%. As a result of this calculation, increasing levels of LIBOR will produce a reduced Pass-Through Rate for the Class A-8 Certificates (subject to the minimum rate), while decreasing levels of LIBOR will produce an increased Pass-Through Rate (subject to the maximum rate).

    The yields to investors in the Class A-4 and Class A-9 Certificates will be affected by changes in the level of LIBOR for any LIBOR Based Interest Accrual Period commencing on or after December 25, 1994, and the yields to investors in the Class A-7 and Class A-8 Certificates will be affected by changes in the level of LIBOR. Levels of LIBOR may have little or no correlation to levels of prevailing mortgage loan interst rates. It is possible that lower prevailing mortgage loan interest rates (which might be expected to result in faster prepayments) could occur concurrently with an increased level of LIBOR. Conversely, it is possible that higher prevailing mortgage loan interest rates (which might be expected to result in slower prepayments) could occur concurrently with a decreased level of LIBOR. See "Prepayment and Yield Considerations" herein and in the Prospectus.

    The "Rate Determination Date" will be the second business day preceding the commencement of each LIBOR Based Interest Accrual Period.

    The amount of interest that will accrue on the Class B Certificates during each Regular Interest Accrual Period is referred to herein as the "Class B Interest Accrual Amount." The Class B Interest Accrual Amount will equal the product of (i) 1/12th of 6.25% and (ii) the outstanding Class B Principal Balance. The Class B Interest Accrual Amount will be reduced by (i) the portion of any Non-Supported Interest Shortfall allocable to the Class B Certificates and (ii) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to the Class B Certificates as described below.

    The "Class A Subclass Principal Balance" of a Subclass of Class A Certificates as of any Determination Date will be the principal balance of such Subclass on the date of initial issuance of the Class A Certificates less (i) all amounts previously distributed to holders of Certificates of such Subclass in reduction of the principal balance of such Subclass and (ii) such Subclass' pro rata share of the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses previously allocated to the holders of Class A Certificates in the manner described herein under "--Subordination of Class B Certificates--Allocation of Losses." After the Cross-Over Date, the Class A Subclass Principal Balance of a Subclass may be subject to further reduction in an amount equal to such Subclass' pro rata share of the difference, if any, between (a) the Class A Principal Balance as of such Determination Date without regard to this provision and (b) the Adjusted Pool Amount for the preceding Distribution Date. Any pro rata allocation among the Subclasses of Class A Certificates described in this paragraph will be made among the Subclasses of Class A Certificates on the basis of their then-outstanding Class A Subclass Principal Balances immediately prior to the preceding Distribution Date.

    The "Class A Principal Balance" as of any Determination Date will be equal to the sum of the Class A Subclass Principal Balances of the Subclasses of Class A Certificates as of such date.

    The "Class B Principal Balance" as of any Determination Date will be the lesser of (a) the initial principal balance on the date of initial issuance of the Class B Certificates less (i) all amounts previously distributed to holders of the Class B Certificates in reduction of the principal balance thereof and
(ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses previously allocated to the holders of the Class B Certificates in the manner described under "--Subordination of Class B Certificates--Allocation of Losses" and (b) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance.

    With respect to any Distribution Date, the "Adjusted Pool Amount" will equal the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including amounts received as Periodic Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed to holders of the Series 1993-58 Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

    The "Net Mortgage Interest Rate" on each Mortgage Loan will be equal to the Mortgage Interest Rate on such Mortgage Loan as stated in the related mortgage note minus the Servicing Fee rate of 0.20% per annum. See "Pooling and Servicing Agreement--Servicing Compensation and Payment of Expenses" herein.

    The Class A-9 Certificates are interest-only certificates and have no principal balance. The "Class A-9 Notional Amount" with respect to each Distribution Date will be equal to the Class A Subclass Principal Balance of the Class A-4 Certificates. Accordingly, any distributions in respect of principal made to, or losses in respect of principal allocated in reduction of, the Class A Subclass Principal Balance of the Class A-4 Certificates will result in a corresponding reduction of the Class A-9 Notional Amount. See "--Principal (Including Prepayments)" and "--Subordination of Class B Certificates-- Allocation of Losses" herein. The Class A-9 Notional Amount with respect to the first Distribution Date will be approximately $36,745,000.

    The "Class A-10 Notional Amount" with respect to each Distribution Date will be equal to the Pool Scheduled Principal Balance, as defined under "--Principal (Including Prepayments)" below, as of such Distribution Date. The Class A-10 Notional Amount with respect to the first Distribution Date will be approximately $275,103,144 less any partial principal prepayments received in December 1993.

    The "Class A-LR Notional Amount" with respect to each Distribution Date will be equal to the sum of the Class A Subclass Principal Balance of the Class A-LR Certificate and the Class A Subclass Principal Balance of the Class A-10 Certificates. The Class A-LR Notional Amount with respect to the first Distribution Date will be $2,000.

    An interest shortfall resulting from principal prepayments in full of Mortgage Loans (a "Prepayment Interest Shortfall") will be offset to the extent of the aggregate Servicing Fees relating to mortgagor payments or other recoveries distributed on the related Distribution Date. To the extent that the aggregate Prepayment Interest Shortfalls with respect to a Distribution Date exceed the aggregate Servicing Fees relating to mortgagor payments or other recoveries distributed on such Distribution Date, the resulting interest shortfall (the "Non-Supported Interest Shortfall") will be allocated to (i) the Class A Certificates according to the percentage obtained by dividing the then-outstanding Class A Principal Balance by the sum of the then-outstanding Class A Principal Balance and Class B Principal Balance and (ii) the Class B Certificates according to the percentage obtained by dividing the then-outstanding Class B Principal Balance by the sum of the then-outstanding Class A Principal Balance and Class B Principal Balance. Such allocation of the Non-Supported Interest Shortfall will reduce the amount of interest due to be distributed to holders of the Class A Certificates then entitled to distributions in respect of interest. Such allocation of the Non-Supported Interest Shortfall will also reduce the amount of interest due to be distributed to the holders of the Class B Certificates. Any such reduction in respect of interest will be allocated among the Subclasses of Class A Certificates pro rata on the basis of their respective Class A Subclass Interest Accrual Amounts for such Distribution Date. See "Servicing of the Mortgage Loans--Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans" in the Prospectus.

    Interest shortfalls resulting from the timing of the receipt of partial principal prepayments and Partial Liquidation Proceeds will not be offset by Servicing Fees and will, on each Distribution Date occurring prior to the Cross-Over Date, be allocated first to the Class B Certificates before being borne by the Class A Certificates. See "--Subordination of Class B Certificates" below. On each Distribution Date occurring on or after the Cross-Over Date, any interest shortfalls resulting from the timing of the receipt of partial principal prepayments and Partial Liquidation Proceeds will be considered a Non-Supported Interest Shortfall and will be allocated to the Class A Certificates as described above.

    The interest portion of any Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses will be allocated among the Class A and Class B Certificates pro rata based on the interest accrued on each such Class and among the Subclasses of Class A Certificates pro rata on the basis of their respective Class A Subclass Interest Accrual Amounts for such Distribution Date.

    Allocations of the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses) to the Class B Certificates will result from the priority of distributions first to the Class A Certificateholders of the Pool Distribution Amount as described above under "--Distributions."

    On each Distribution Date on which the Pool Distribution Amount equals or exceeds the sum of the Class A Subclass Interest Accrual Amounts, distributions in respect of interest to each Subclass of Class A Certificates will equal such Subclass' Class A Subclass Interest Accrual Amount and any excess will then be allocated first to pay previously unpaid Class A Subclass Interest Shortfall Amounts. Such amounts will be allocated among the Subclasses of Class A Certificates pro rata in accordance with the respective unpaid Class A Subclass Interest Shortfall Amounts immediately prior to such Distribution Date.

    If, on any Distribution Date, the Pool Distribution Amount is less than the sum of the Class A Subclass Interest Accrual Amounts, the amount of interest currently distributed on the Class A Certificates will equal the Pool Distribution Amount and will be allocated among the Subclasses of Class A Certificates pro rata in accordance with each such Subclass' Class A Subclass Interest Accrual Amount. Amounts so allocated will be distributed in respect of interest to each Subclass of Class A Certificates. Any difference between the portion of the Pool Distribution Amount distributed in respect of current interest to each Subclass of Class A Certificates and the Class A Subclass Interest Accrual Amount for such Subclass with respect to the related Distribution Date (as to each Subclass, the "Class A Subclass Interest Shortfall Amount") will be added to the amount to be distributed on subsequent Distribution Dates to the extent that the Pool Distribution Amount is sufficient therefor. No interest will accrue on the unpaid Class A Subclass Interest Shortfall Amounts.

    On any Distribution Date on which the Pool Distribution Amount is less than the sum for such Distribution Date of (i) the sum of the Class A Subclass Interest Accrual Amounts with respect to each Subclass of Class A Certificates,
(ii) the sum of the unpaid Class A Subclass Interest Shortfall Amounts with respect to each Subclass of Class A Certificates and (iii) the Class A Optimal Principal Amount (collectively with the amounts described in clauses (i) and (ii), the "Class A Optimal Amount"), the Class B Certificates will not be entitled to any distributions of interest or principal.

DETERMINATION OF LIBOR

    On each Rate Determination Date, the Trustee will determine LIBOR for the succeeding LIBOR Based Interest Accrual Period on the basis of the offered LIBOR quotations of the Reference Banks, as such quotations are provided to the Trustee as of 11:00 a.m. (London time) on such Rate Determination Date. As used herein with respect to a Rate Determination Date, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Reference Banks" means four leading banks engaged in transactions in Eurodollar deposits in the International Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the Rate Determination Date in question and
(iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each Rate Determination Date; and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rate quotations of major banks). If any Reference Bank should be removed from the Reuters Screen LIBO Page or in any other way fails to meet the qualifications of a Reference Bank, the Trustee may, in its sole discretion, designate an alternative Reference Bank.

    On each Rate Determination Date, LIBOR for the next succeeding LIBOR Based Interest Accrual Period will be established by the Trustee as follows:

         (i) If on  any Rate  Determination Date two  or more  of the  Reference
    Banks provide such offered quotations, LIBOR for the next LIBOR Based Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%).

        (ii) If on any Rate Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next LIBOR Based Interest Accrual Period will be the higher of (x) LIBOR as determined on the previous Rate Determination Date or (y) the Reserve Interest Rate.

    The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rate that New York City banks selected by the Trustee are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Trustee are quoting on such Rate Determination Date to leading European banks.

        (iii) If on any Rate Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next LIBOR Based Interest Accrual Period will be LIBOR as determined on the previous Rate Determination Date, or, in the case of the first Rate Determination Date, 3.1875%.

    The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the Class A-4, Class A-7, Class A-8 and Class A-9 Certificates for the relevant LIBOR Based Interest Accrual Period, in the absence of manifest error, will be final and binding.
Such Pass-Through Rates may be obtained by telephoning the Trustee at (612) 244-0444.

PRINCIPAL (INCLUDING PREPAYMENTS)

    The principal balance of a Class A Certificate of any Subclass (other than a Class A-9 Certificate) at any time is equal to the product of the Class A Subclass Principal Balance of such Subclass and such Certificate's Percentage Interest, and represents the maximum specified dollar amount (exclusive of (i) any interest that may accrue on such Class A Certificate and (ii) in the case of the Class A-R and Class A-LR Certificates, any additional amounts to which the holder of the Class A-R or Class A-LR Certificate may be entitled as described below under "--Additional Rights of the Class A-R and Class A-LR Certificateholders") to which the holder thereof is entitled from the cash flow on the Mortgage Loans at such time, and will decline to the extent of distributions in reduction of the principal balance of, and allocations of losses to, such Certificate. The approximate initial Class A Subclass Principal Balance of each Subclass of Class A Certificates (other than the Class A-9 and Class A-10 Certificates) are set forth on the cover of this Prospectus Supplement. The Class A-9 Certificates will have no Class A Subclass Principal Balance. The initial Class A Subclass Principal Balance of the Class A-10 Certificates is $1,000.

  CALCULATION OF AMOUNT TO BE DISTRIBUTED TO THE CLASS A CERTIFICATES

    Distributions in reduction of the principal balance of the Class A Certificates will be made on each Distribution Date pursuant to priority THIRD of the Pool Distribution Amount Allocation, in an aggregate amount (the "Class A Principal Distribution Amount") up to the Class A Optimal Principal Amount.

    The "Class A Optimal Principal Amount" with respect to each Distribution Date will be an amount equal to the sum of (i) the Class A Percentage of (A) all scheduled payments of principal due on each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) on the first day of the month in which the Distribution Date occurs, less (B) if the Bankruptcy Loss Amount is zero, the principal portion of Debt Service Reductions, (ii) the Class A Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan which, during the month preceding the month of such Distribution Date was repurchased by the Seller, as described under the heading "The Trust Estates-- Mortgage Loans" in the Prospectus, (iii) the Class A Prepayment Percentage of (A) the aggregate net Liquidation Proceeds (other than net Partial Liquidation Proceeds) on all Mortgage Loans that became Liquidated Loans during such preceding month (excluding the portion thereof, if any, constituting Net Foreclosure Profits, as defined under "--Additional Rights of the Class A-R and Class A-LR Certificateholders" below), less the amounts allocable to principal of any unreimbursed Periodic Advances previously made by the Servicer and any unreimbursed advances from the Advance Reserve Fund (if established) with respect to such Liquidated Loans and the portion of such net Liquidation Proceeds allocable to interest and (B) the aggregate net Partial Liquidation Proceeds on all Mortgage Loans
received by the Servicer on or after the Determination Date occurring in the month preceding the month in which such Distribution Date occurs and prior to the Determination Date occurring in the month in which such Distribution Date occurs, less the amounts allocable to principal of any unreimbursed Periodic Advances made by the Servicer and any unreimbursed advances from the Advance Reserve Fund (if established) with respect thereto and the portion of the net Partial Liquidation Proceeds allocable to interest, (iv) the Class A Prepayment Percentage of an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred in such preceding month other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses, (v) the Class A Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a principal prepayment in full during the month preceding the month of such Distribution Date, (vi) the Class A Prepayment Percentage of all partial principal prepayments received by the Servicer on or after the Determination Date occurring in the month preceding the month in which such Distribution Date occurs and prior to the Determination Date occurring in the month in which such Distribution Date occurs and (vii) the Class A Percentage of the difference between the unpaid principal balance of any Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan, less the amounts allocable to principal of any unreimbursed Periodic Advances and any unreimbursed advances from the Advance Reserve Fund (if established) with respect to such defective Mortgage Loan. See "The Trust Estates--Mortgage Loans--Assignment of Mortgage Loans to the Trustee" in the Prospectus.

    In addition, in the event that there is any recovery of an amount in respect of principal which had previously been allocated as a Realized Loss to the Class A Certificates, each Subclass of the Class A Certificates then outstanding will be entitled to its pro rata share of such recovery in an amount up to the amount by which the Class A Subclass Principal Balance of such Subclass was reduced as a result of such Realized Loss.

    The "Scheduled Principal Balance" of a Mortgage Loan as of any Distribution Date is the unpaid principal balance of such Mortgage Loan as specified in the amortization schedule at the time relating thereto (before any adjustment to such schedule by reason of bankruptcy (other than Deficient Valuations), moratorium or similar waiver or grace period) as of the Due Date occurring in the month preceding the month in which such Distribution Date occurs, after giving effect to any principal prepayments or other unscheduled recoveries of principal previously received, to any partial principal prepayments and Partial Liquidation Proceeds applied as of such Due Date, Deficient Valuations occurring prior to such Due Date and to the payment of principal due on such Due Date, and irrespective of any delinquency in payment by the mortgagor.

    "Partial Liquidation Proceeds" are Liquidation Proceeds received by the Servicer on a Mortgage Loan prior to such Mortgage Loan becoming a Liquidated Loan. A "Liquidated Loan" is a defaulted Mortgage Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received. A "Liquidated Loan Loss" on a Liquidated Loan is generally equal to the excess, if any, of (i) the unpaid principal balance of such Liquidated Loan, plus interest thereon in accordance with the amortization schedule at the Net Mortgage Interest Rate through the last day of the month in which such Mortgage Loan was liquidated, over (ii) net Liquidation Proceeds. For purposes of calculating the amount of any Liquidated Loan Loss, all net Liquidation Proceeds (after reimbursement to the Servicer for any previously unreimbursed advance) will be applied first to accrued interest and then to the unpaid principal balance of the Liquidated Loan. A "Special Hazard Loss" is a Liquidated Loan Loss occurring as a result of a hazard not insured against under a standard hazard insurance policy of the type described in the Prospectus under "The Trust Estates--Mortgage Loans--Insurance Policies." A "Fraud Loss" is a Liquidated Loan Loss incurred on a Liquidated Loan as to which there was fraud in the origination of such Mortgage Loan. A "Bankruptcy Loss" is a loss attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the interest rate on a Mortgage Loan or an extension of its maturity. A "Debt Service Reduction" means a reduction in the amount of monthly payments due to certain bankruptcy proceedings, but does not include any permanent forgiveness of principal. A "Deficient Valuation" with respect to a Mortgage Loan means a valuation by a court of the Mortgaged Property in an amount less than the outstanding indebtedness under the Mortgage Loan or any reduction in the amount of monthly payments that results in a permanent forgiveness of principal, which valuation or reduction results from a bankruptcy proceeding. Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and Bankruptcy Losses are referred to herein as "Realized Losses."

    The "Class A Percentage" for any Distribution Date occurring prior to the Cross-Over Date is the percentage (subject to rounding), which in no event will exceed 100%, obtained by dividing the Class A Principal Balance as of such date (before taking into account distributions in reduction of principal balance on such date) by the aggregate Scheduled Principal Balances of all Mortgage Loans for such Distribution Date (the "Pool Scheduled Principal Balance"). The Class A Percentage for the first Distribution Date will be approximately 92.50%. The
Class A Percentage will decrease as a result of the allocation of certain unscheduled payments in respect of principal according to the Class A Prepayment Percentage for a specified period to the Class A Certificates and will increase as a result of the allocation of Realized Losses to the Class B Certificates. The Class A Percentage for each Distribution Date occurring on or after the Cross-Over Date will be 100%.

    The "Class A Prepayment Percentage" for any Distribution Date occurring during the five years beginning on the first Distribution Date will, except as provided below, equal 100%. Thereafter, the Class A Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Class A Certificates while, in the absence of Realized Losses, increasing the respective interest in the principal balance of the Mortgage Loans evidenced by the Class B Certificates. Increasing the respective interest of the Class B Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Class B Certificates. See "--Subordination of Class B Certificates" below.

    The Class A Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date subsequent to December 1998 to and including the Distribution Date in December 1999, the Class A Percentage for such Distribution Date plus 70% of the Class B Percentage for such Distribution Date; for any Distribution Date subsequent to December 1999 to and including the Distribution Date in December 2000, the Class A Percentage for such Distribution Date plus 60% of the Class B Percentage for such Distribution Date; for any Distribution Date subsequent to December 2000 to and including the Distribution Date in December 2001, the Class A Percentage for such Distribution Date plus 40% of the Class B Percentage for such Distribution Date; for any Distribution Date subsequent to December 2001 to and including the Distribution Date in December 2002, the Class A Percentage for such Distribution Date plus 20% of the Class B Percentage for such Distribution Date; and for any Distribution Date thereafter, the Class A Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Class A Percentage exceeds the initial Class A Percentage, in which case the Class A Prepayment Percentage for such
Distribution Date will once again equal 100%). See "Prepayment and Yield Considerations" herein and in the Prospectus. Notwithstanding the foregoing, no reduction of the Class A Prepayment Percentage will occur on any Distribution Date if (i) as of such Distribution Date as to which any such reduction applies, more than an average of 2% of the dollar amount of all monthly payments on the Mortgage Loans due in each of the preceding twelve months were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Estate), or (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed (a) 30% of the principal balance of the Class B Certificates as of the Cut-Off Date (the "Original Class B Principal Balance") if such Distribution Date occurs between and including January 1999 and December 1999, (b) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including January 2000 and December 2000, (c) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including January 2001 and December 2001, (d) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including January 2002 and December 2002, and (e) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after January 2003. The "Class B Percentage" for any Distribution Date will be calculated as the difference between 100% and the Class A Percentage for such date. The "Class B Prepayment Percentage" for any Distribution Date will be calculated as the difference between 100% and the Class A Prepayment Percentage for such date. If on any Distribution Date the allocation to the Class A Certificates of full and partial principal prepayments and other amounts in the percentage required above would reduce the outstanding Class A Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date will be limited to the percentage necessary to reduce the Class A Principal Balance to zero. See "Description of the Certificates--Distributions to Percentage Certificateholders--Shifting Interest Certificates" in the Prospectus.

  ALLOCATION OF AMOUNT TO BE DISTRIBUTED TO THE CLASS A CERTIFICATES

    The Class A-9 Certificates have no Class A Subclass Principal Balance and are not entitled to principal distributions.

    The Class A Principal Distribution Amount on each Distribution Date occurring prior to the Cross-Over Date will be allocated among and distributed in reduction of the principal balances of the Subclasses of Class A Certificates as follows:

    FIRST, sequentially, to the Subclasses of Scheduled Certificates as follows:

        (a) to the Class A-1 Certificates, up to their Reduction Amount with respect to such Distribution Date;

        (b) concurrently, approximately 22.72502006% to the Class A-2 Certificates, approximately 58.08357219% to the Class A-3 Certificates and approximately 19.19140775% to the Class A-4 Certificates, up to their respective Reduction Amounts with respect to such Distribution Date;

        (c) concurrently, approximately 83.33356012% to the Class A-3 Certificates and approximately 16.66643988% to the Class A-4 Certificates, up to their respective Reduction Amounts with respect to such Distribution Date; and

        (d) sequentially, to the Class A-5 and Class A-6 Certificates up to their respective Reduction Amounts with respect to such Distribution Date;

    SECOND, concurrently, to the Class A-7 and Class A-8 Certificates, pro rata, until the Class A Subclass Principal Balances thereof have been reduced to zero;

    THIRD, sequentially, to the Subclasses of Scheduled Certificates as follows:

        (a) to the Class A-1 Certificates, without regard to their Reduction Amount and until the Class A Subclass Principal Balance thereof has been reduced to zero;

        (b) concurrently, approximately 22.72502006% to the Class A-2 Certificates, approximately 58.08357219% to the Class A-3 Certificates and approximately 19.19140775% to the Class A-4 Certificates, without regard to their respective Reduction Amounts and until the Class A Subclass Principal Balance of the Class A-2 Certificates has been reduced to zero;

        (c) concurrently, approximately 83.33356012% to the Class A-3 Certificates and approximately 16.66643988% to the Class A-4 Certificates, without regard to their respective Reduction Amounts and until the Class A Subclass Principal Balances thereof have been reduced to zero; and

        (d) sequentially, to the Class A-5 and Class A-6 Certificates, without regard to their respective Reduction Amounts, and until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero; and

    FOURTH,  concurrently,  to  the  Class  A-10,  Class  A-R  and  Class   A-LR
    Certificates, pro rata, until the Class A Subclass Principal Balances thereof have been reduced to zero.

    On each Distribution Date occurring on or after the Cross-Over Date, the Class A Principal Distribution Amount will be distributed among the Subclasses of Class A Certificates pro rata in accordance with their respective outstanding Class A Subclass Principal Balances without regard to either the priorities set forth above or the tables beginning on page S-32.

    Amounts distributed on each Distribution Date to the holders of each Subclass of Class A Certificates in reduction of principal balance will be allocated among the holders of Class A Certificates of such Subclass pro rata in accordance with their respective Percentage Interests.

    As used above, the "Reduction Amount" for any Distribution Date and for each Subclass of Scheduled Certificates means the amount, if any, that would reduce the Class A Subclass Principal Balance of each such Subclass to the percentage of its initial Class A Subclass Principal Balance shown in the following tables with respect to such Distribution Date.

    The following tables set forth for each Distribution Date the scheduled Class A Subclass Principal Balance for each Subclass of Scheduled Certificates, expressed as a percentage of the initial Class A Subclass Principal Balance of each such Subclass.

                 SCHEDULED CLASS A SUBCLASS PRINCIPAL BALANCES
         AS PERCENTAGES OF INITIAL CLASS A SUBCLASS PRINCIPAL BALANCES

                             CLASS A-1 CERTIFICATES

                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
January 1994...............................................     94.84134811%
February 1994..............................................     88.89192945
March 1994.................................................     82.15398383
April 1994.................................................     74.63036032
May 1994...................................................     66.32451656

                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
June 1994..................................................     57.24051781%
July 1994..................................................     47.38303448
August 1994................................................     36.75733985
September 1994.............................................     25.36930605
                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
October 1994...............................................     13.22540011%
November 1994..............................................      0.33267869
December 1994 and thereafter...............................      0.00000000

                             CLASS A-2 CERTIFICATES

                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
Up to and including November 1994..........................    100.00000000%
December 1994..............................................     99.14759059
January 1995...............................................     96.88195959
February 1995..............................................     94.49934656
March 1995.................................................     92.00358324
April 1995.................................................     89.39884416
May 1995...................................................     86.68966125
June 1995..................................................     83.88069584
July 1995..................................................     80.97664182
August 1995................................................     77.98238642
September 1995.............................................     74.90299657
October 1995...............................................     71.74370455

                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
November 1995..............................................     68.51057533%
December 1995..............................................     65.20948120
January 1996...............................................     61.84785734
February 1996..............................................     58.43723783
March 1996.................................................     54.99252639
April 1996.................................................     51.55796127
May 1996...................................................     48.17656476
June 1996..................................................     44.86969465
July 1996..................................................     41.64040173
August 1996................................................     38.48689393
September 1996.............................................     35.40742040
October 1996...............................................     32.40027059
November 1996..............................................     29.46377328
                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
December 1996..............................................     26.59629569%
January 1997...............................................     23.79624266
February 1997..............................................     21.06205570
March 1997.................................................     18.39221220
April 1997.................................................     15.78522461
May 1997...................................................     13.23963963
June 1997..................................................     10.75403740
July 1997..................................................      8.32703080
August 1997................................................      5.95726462
September 1997.............................................      3.64341487
October 1997...............................................      1.38418808
November 1997 and thereafter...............................      0.00000000

                 SCHEDULED CLASS A SUBCLASS PRINCIPAL BALANCES
         AS PERCENTAGES OF INITIAL CLASS A SUBCLASS PRINCIPAL BALANCES

                             CLASS A-3 CERTIFICATES

                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
Up to and including November 1994..........................    100.00000000%
December 1994..............................................     99.48015716
January 1995...............................................     98.09845953
February 1995..............................................     96.64542029
March 1995.................................................     95.12337620
April 1995.................................................     93.53487313
May 1995...................................................     91.88267488
June 1995..................................................     90.16962415
July 1995..................................................     88.39858352
August 1995................................................     86.57253348
September 1995.............................................     84.69456410
October 1995...............................................     82.76786630
November 1995..............................................     80.79613879
December 1995..............................................     78.78296280
January 1996...............................................     76.73287270
February 1996..............................................     74.65290253
March 1996.................................................     72.55214137
April 1996.................................................     70.45756795
May 1996...................................................     68.39541947
June 1996..................................................     66.37872100
July 1996..................................................     64.40933306
August 1996................................................     62.48616277
September 1996.............................................     60.60814236

                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
October 1996...............................................     58.77422865%
November 1996..............................................     56.98340245
December 1996..............................................     55.23466800
January 1997...............................................     53.52705249
February 1997..............................................     51.85960549
March 1997.................................................     50.23139841
April 1997.................................................     48.64152409
May 1997...................................................     47.08909621
June 1997..................................................     45.57324888
July 1997..................................................     44.09313617
August 1997................................................     42.64793158
September 1997.............................................     41.23682770
October 1997...............................................     39.85903569
November 1997..............................................     38.29594665
December 1997..............................................     36.41149807
January 1998...............................................     34.57160146
February 1998..............................................     32.77522585
March 1998.................................................     31.02136401
April 1998.................................................     29.30903195
May 1998...................................................     27.63726838
June 1998..................................................     26.00513414
July 1998..................................................     24.41171177
August 1998................................................     22.85610496
September 1998.............................................     21.33743808
                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
October 1998...............................................     19.85485569%
November 1998..............................................     18.40752210
December 1998..............................................     16.99462092
January 1999...............................................     15.69863069
February 1999..............................................     14.43471956
March 1999.................................................     13.20213053
April 1999.................................................     12.00012415
May 1999...................................................     10.82797810
June 1999..................................................      9.68498681
July 1999..................................................      8.57046109
August 1999................................................      7.48372771
September 1999.............................................      6.42412907
October 1999...............................................      5.39102283
November 1999..............................................      4.38378154
December 1999..............................................      3.40179233
January 2000...............................................      2.94104619
February 2000..............................................      2.48589439
March 2000.................................................      2.03627473
April 2000.................................................      1.59212567
May 2000...................................................      1.15338634
June 2000..................................................      0.71999656
July 2000..................................................      0.29189674
August 2000 and thereafter.................................      0.00000000

                 SCHEDULED CLASS A SUBCLASS PRINCIPAL BALANCES
         AS PERCENTAGES OF INITIAL CLASS A SUBCLASS PRINCIPAL BALANCES

                             CLASS A-4 CERTIFICATES

                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
Up to and including November 1994..........................     100.00000000%
December 1994..............................................      99.38553403
January 1995...............................................      97.75233627
February 1995..............................................      96.03481110
March 1995.................................................      94.23572066
April 1995.................................................      92.35807420
May 1995...................................................      90.40513859
June 1995..................................................      88.38027398
July 1995..................................................      86.28686401
August 1995................................................      84.12843167
September 1995.............................................      81.90862950
October 1995...............................................      79.63122923
November 1995..............................................      77.30060283
December 1995..............................................      74.92098340
January 1996...............................................      72.49773065
February 1996..............................................      70.03915900
March 1996.................................................      67.55601191
April 1996.................................................      65.08017888
May 1996...................................................      62.64267285
June 1996..................................................      60.25888976
July 1996..................................................      57.93102880
August 1996................................................      55.65779812
September 1996.............................................      53.43793563

                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
October 1996...............................................      51.27020826%
November 1996..............................................      49.15341129
December 1996..............................................      47.08636772
January 1997...............................................      45.06792767
February 1997..............................................      43.09696770
March 1997.................................................      41.17239020
April 1997.................................................      39.29312288
May 1997...................................................      37.45811811
June 1997..................................................      35.66635238
July 1997..................................................      33.91682575
August 1997................................................      32.20856134
September 1997.............................................      30.54060471
October 1997...............................................      28.91202347
November 1997..............................................      27.39983603
December 1997..............................................      26.05155804
January 1998...............................................      24.73515591
February 1998..............................................      23.44989203
March 1998.................................................      22.19504573
April 1998.................................................      20.96991300
May 1998...................................................      19.77380606
June 1998..................................................      18.60605295
July 1998..................................................      17.46599727
August 1998................................................      16.35299772
September 1998.............................................      15.26642780
                                                               PERCENTAGE OF
                                                              INITIAL CLASS A
                       DISTRIBUTION                              SUBCLASS
                           DATE                              PRINCIPAL BALANCE
                  ----------------------                     -----------------
October 1998...............................................      14.20567548%
November 1998..............................................      13.17014283
December 1998..............................................      12.15924575
January 1999...............................................      11.23199567
February 1999..............................................      10.32769741
March 1999.................................................       9.44580937
April 1999.................................................       8.58580249
May 1999...................................................       7.74715996
June 1999..................................................       6.92937696
July 1999..................................................       6.13196041
August 1999................................................       5.35442861
September 1999.............................................       4.59631106
October 1999...............................................       3.85714819
November 1999..............................................       3.13649109
December 1999..............................................       2.43390124
January 2000...............................................       2.10424837
February 2000..............................................       1.77859812
March 2000.................................................       1.45690598
April 2000.................................................       1.13912792
May 2000...................................................       0.82522041
June 2000..................................................       0.51514036
July 2000..................................................       0.20884516
August 2000 and thereafter.................................       0.00000000

                 SCHEDULED CLASS A SUBCLASS PRINCIPAL BALANCES
         AS PERCENTAGES OF INITIAL CLASS A SUBCLASS PRINCIPAL BALANCES

                             CLASS A-5 CERTIFICATES

                                                           PERCENTAGE OF
                                                          INITIAL CLASS A
                     DISTRIBUTION                            SUBCLASS
                         DATE                            PRINCIPAL BALANCE
                ----------------------                   -----------------
Up to and including July 2000..........................    100.00000000%
August 2000............................................     98.69965137
September 2000.........................................     94.55257912
October 2000...........................................     90.45629236
November 2000..........................................     86.41022501
December 2000..........................................     82.41381716
January 2001...........................................     78.68533818
February 2001..........................................     75.00243876
March 2001.............................................     71.36460039
April 2001.............................................     67.77131042
May 2001...............................................     64.22206156

                                                           PERCENTAGE OF
                                                          INITIAL CLASS A
                     DISTRIBUTION                            SUBCLASS
                         DATE                            PRINCIPAL BALANCE
                ----------------------                   -----------------
June 2001..............................................     60.71635222%
July 2001..............................................     57.25368637
August 2001............................................     53.83357339
September 2001.........................................     50.45552813
October 2001...........................................     47.11907062
November 2001..........................................     43.82372633
December 2001..........................................     40.56902593
January 2002...........................................     37.55340175
February 2002..........................................     34.57389439
March 2002.............................................     31.63009189
April 2002.............................................     28.72158679
May 2002...............................................     25.84797608
                                                           PERCENTAGE OF
                                                          INITIAL CLASS A
                     DISTRIBUTION                            SUBCLASS
                         DATE                            PRINCIPAL BALANCE
                ----------------------                   -----------------
June 2002..............................................     23.00886128%
July 2002..............................................     20.20384844
August 2002............................................     17.43254777
September 2002.........................................     14.69457408
October 2002...........................................     11.98954632
November 2002..........................................      9.31708768
December 2002..........................................      6.67682559
January 2003...........................................      4.24429236
February 2003..........................................      1.83923716
March 2003 and thereafter..............................      0.00000000

                             CLASS A-6 CERTIFICATES

                                                           PERCENTAGE OF
                                                          INITIAL CLASS A
                     DISTRIBUTION                            SUBCLASS
                         DATE                            PRINCIPAL BALANCE
                ----------------------                   -----------------
Up to and including February 2003......................    100.00000000%
March 2003.............................................     99.30400919
April 2003.............................................     96.26622479
May 2003...............................................     93.26279709
June 2003..............................................     90.29335142
July 2003..............................................     87.35751716
August 2003............................................     84.45492770
September 2003.........................................     81.58522032
October 2003...........................................     78.74803619
November 2003..........................................     75.94302033
December 2003..........................................     73.16982165
January 2004...........................................     70.42809271
February 2004..........................................     67.71748992
March 2004.............................................     65.03767331

                                                           PERCENTAGE OF
                                                          INITIAL CLASS A
                     DISTRIBUTION                            SUBCLASS
                         DATE                            PRINCIPAL BALANCE
                ----------------------                   -----------------
April 2004.............................................     62.38830660%
May 2004...............................................     59.76905709
June 2004..............................................     57.17959564
July 2004..............................................     54.61959670
August 2004............................................     52.08873813
September 2004.........................................     49.58670128
October 2004...........................................     47.11317111
November 2004..........................................     44.66783580
December 2004..........................................     42.25038679
January 2005...........................................     39.86051895
February 2005..........................................     37.49793047
March 2005.............................................     35.16232271
April 2005.............................................     32.85340029
May 2005...............................................     30.57087093
June 2005..............................................     28.31444567
                                                           PERCENTAGE OF
                                                          INITIAL CLASS A
                     DISTRIBUTION                            SUBCLASS
                         DATE                            PRINCIPAL BALANCE
                ----------------------                   -----------------
July 2005..............................................     26.08383840%
August 2005............................................     23.87876635
September 2005.........................................     21.69894958
October 2005...........................................     19.54411134
November 2005..........................................     17.41397763
December 2005..........................................     15.30827757
January 2006...........................................     13.22674325
February 2006..........................................     11.16910947
March 2006.............................................      9.13511402
April 2006.............................................      7.12449740
May 2006...............................................      5.13700301
June 2006..............................................      3.17237687
July 2006..............................................      1.23036792
August 2006 and thereafter.............................      0.00000000

PRINCIPAL PAYMENT CHARACTERISTICS OF THE SCHEDULED CERTIFICATES AND THE COMPANION CERTIFICATES

    The Reduction Amounts for each Distribution Date have been determined by assuming that the Mortgage Loans prepay in accordance with Prepayment Scenario V (as defined herein under "Prepayment and Yield Considerations") and by utilizing the other assumptions specified in the third paragraph on page S-58. HOWEVER, IT IS HIGHLY UNLIKELY THAT PRINCIPAL PREPAYMENTS ON THE MORTGAGE LOANS WILL OCCUR AT ANY PARTICULAR RATE OR ANY PARTICULAR COMBINATION OF RATES DURING ANY TIME INTERVAL OR THAT THE MORTGAGE LOANS WILL PREPAY AT THE SAME RATE. In addition, there may be differences between the characteristics of the mortgage loans ultimately included in the Trust Estate and the Mortgage Loans that are expected to be included as described herein. Consequently, there can be no assurance that the Class A Subclass Principal Balance of any Subclass of the Scheduled Certificates, after the application of the distributions to be made on any Distribution Date, will be equal to the balances expressed as a percentage of the initial Class A Subclass Principal Balance for such Distribution Date specified in the preceding tables.

    As discussed under "Prepayment and Yield Considerations" herein, the weighted average life of a Subclass of Offered Certificates (other than the Class A-9 Certificates) refers to the average amount of time that will elapse from the date of issuance of such Subclass until each dollar in reduction of the principal balance of such Subclass is distributed to investors. The weighted average life of each Subclass of Class A Certificates will be effected, to varying degrees, by the rate of principal payments (including prepayments) on the Mortgage Loans, the timing of changes in such rate of payment and the priority sequence of distributions in reduction of principal of the Class A Certificates, and the timing of reductions of the principal balances of the Scheduled Certificates to their scheduled principal balances. The interaction of these factors may have different effects on the Subclasses of Class A Certificates, including the Scheduled Certificates, and the effects on any subclass may vary at different times during the life of such Subclass. Further, to the extent that the purchase prices paid by investors for the Class A Certificates, including the Scheduled Certificates, represent discounts or premiums on their respective initial principal balances, variability in the weighted average lives of such Certificates could result in variability in the related yields to maturity. See "Prepayment and Yield Considerations" herein.

    The weighted average lives of the Subclasses of Scheduled Certificates will vary under different prepayment scenarios. To the extent that principal prepayments occur at a combination of rates that result in distributions to the Class A Certificates that are, in certain periods, less than those resulting from the rates comprising Prepayment Scenario V, the Class A Principal Distribution Amount on each Distribution Date may be insufficient to make distributions in reduction of the principal balances of some or all of the Subclasses of Scheduled Certificates in amounts that would reduce their principal balances to their scheduled principal balance for such Distribution Date. The weighted average lives of the Subclasses of Scheduled Certificates may therefore be extended, as illustrated by the tables beginning on page S-60. To the extent that such principal prepayments occur at a combination of rates that result in distributions to the Class A Certificates that are, in certain periods, greater than those distributions resulting from the rates comprising Prepayment Scenario V, the weighted average lives of the Subclasses of Scheduled Certificates may be shortened, as illustrated by the tables beginning on page S-60. However, in one or more cases, the weighted average lives may be extended at certain combinations of rates that result in distributions to the Class A Certificates that are, in certain periods, greater than those distributions resulting from the rates comprising Prepayment Scenario V. Further, to the extent that the purchase prices paid by investors for the Scheduled Certificates represent discounts or premiums on their respective initial principal balances, variability in the weighted average lives of such Certificates could result in variability in the related yields to maturity. See "Prepayment and Yield Considerations" herein.

    On each Distribution Date, the excess of the Class A Principal Distribution Amount over the Reduction Amounts for such Distribution Date will be distributed, in accordance with the proportions and priorities described above, first, to the Companion Certificates and then, to the Scheduled Certificates. Therefore, the extent to which the scheduled principal balances indicated in the Reduction Amount tables beginning on page S-32 will be achieved and the sensitivity of the Scheduled Certificates to the rate of prepayments on the Mortgage Loans will depend, in part, on the period of time during which the

Companion Certificates remain outstanding. The period of time during which such Companion Certificates remain outstanding depends, in part, on the size of the principal balances of such Companion Certificates. Because of the size of the principal balances of the Companion Certificates, it is likely that at certain combinations of rates of prepayment on the Mortgage Loans, one or more Subclasses of the Scheduled Certificates will remain outstanding after the principal balances of the Companion Certificates have been reduced to zero. In such an event, the Class A Principal Distribution Amount for such Distribution Date will be distributed in reduction of the Class A Subclass Principal Balances of the Subclasses of Scheduled Certificates then outstanding in accordance with the proportions and priorities set forth herein until such Class A Subclass Principal Balances have been reduced to zero without regard to the Reduction Amounts.

ADDITIONAL RIGHTS OF THE CLASS A-R AND CLASS A-LR CERTIFICATEHOLDERS

    The Class A-R and Class A-LR Certificates will remain outstanding for as long as the Trust Estate shall exist, whether or not they are receiving current distributions of principal or interest. The holders of the Class A-R and Class A-LR Certificates will be entitled to receive the proceeds of the remaining assets of the Trust Estate, if any, on the final Distribution Date for the Series 1993-58 Certificates, after distributions in respect of any accrued but unpaid interest on the Series 1993-58 Certificates and after distributions in reduction of principal balance have reduced the principal balances of the Series 1993-58 Certificates to zero. It is not anticipated that there will be any assets remaining in the Trust Estate on the final Distribution Date following the distributions of interest and in reduction of principal balance made on the Series 1993-58 Certificates on such date.

    In addition, the Class A-LR Certificateholder will be entitled on each Distribution Date to receive any Pool Distribution Amount remaining after all distributions pursuant to the Pool Distribution Amount Allocation have been made and any Net Foreclosure Profits after the Servicer has been reimbursed for unpaid Servicing Fees. See "Servicing of the Mortgage Loans--Fixed Retained Yield, Servicing Compensation and Payment of Expenses" in the Prospectus. "Net Foreclosure Profits" means, with respect to any Distribution Date, the excess, if any, of (i) the aggregate profits on Liquidated Loans in the related period with respect to which net Liquidation Proceeds exceed the unpaid principal balance thereof plus accrued interest thereon at the Mortgage Interest Rate over
(ii) the aggregate realized losses on Liquidated Loans in the related period with respect to which net Liquidation Proceeds are less than the unpaid principal balance thereof plus accrued interest thereon at the Mortgage Interest Rate. It is not anticipated that there will be any such Net Foreclosure Profits or such undistributed Pool Distribution Amounts.

PERIODIC ADVANCES

    If, on any Determination Date, payments of principal and interest due on any Mortgage Loan in the Trust Estate on the related Due Date have not been received as of the close of business on the business day preceding such Determination Date, the Servicer will be obligated to advance on or before the related Distribution Date for the benefit of holders of the Series 1993-58 Certificates an amount in cash equal to all delinquent payments of principal and interest due on each Mortgage Loan in the Trust Estate (with interest adjusted to the applicable Net Mortgage Interest Rate) not previously advanced, but only to the extent that the Servicer believes that such amounts will be recoverable by it from liquidation proceeds or other recoveries in respect of the related Mortgage Loan (each a "Periodic Advance").

    The Pooling and Servicing Agreement provides that any Periodic Advance may be reimbursed to the Servicer at any time from funds available in the Certificate Account to the extent that (i) such funds represent receipts on, or liquidation, insurance, purchase or repurchase proceeds in respect of, the Mortgage Loans to which the advance relates or (ii) the Servicer has determined in good faith that it will be unable to recover such advance from funds of the type referred to in clause (i) above.

    In the event that, at some future date, Moody's should revise its assessment of the ability of the Servicer to make Periodic Advances, and so notify the Trustee in writing (the date on which such notification is received by the Servicer being referred to herein as the "Advance Reserve Fund Trigger Date"), a reserve fund (the "Advance Reserve Fund") will be established by the Servicer in accordance with the provisions of the Pooling and Servicing Agreement to provide limited support for the Servicer's obligation to make Periodic Advances, as described above. In the event that, with respect to any Distribution Date occurring after the date on which the Advance Reserve Fund is funded, the Servicer fails to make any Periodic Advance required to be made by it pursuant to the Pooling and Servicing Agreement, the Trustee will cause to be withdrawn from the Advance Reserve Fund an advance in an amount equal to the least of (i) the Periodic Advance required to be made by the Servicer which the Servicer failed to make,
(ii) the excess of (A) the Class A Optimal Amount for such Distribution Date over (B) the Pool Distribution Amount (determined without regard to any advance from the Advance Reserve Fund on such Distribution Date) and (iii) an amount equal to the amount then in the Advance Reserve Fund, less any reinvestment income or gain to be released from the Advance Reserve Fund as described in the following paragraph (the "Advance Reserve Fund Available Advance Amount"). The Pooling and Servicing Agreement will provide that any such advance made from the Advance Reserve Fund will be reimbursed to the Advance Reserve Fund if and to the extent that such reimbursement would be permitted under the Pooling and Servicing Agreement if such advance had been a Periodic Advance made by the Servicer. The Advance Reserve Fund, if established, will not be a part of the Trust Estate.

    The Advance Reserve Fund, if required, will be established as a trust account pursuant to a depository agreement (the "Depository Agreement") by and among a depository institution (the "Advance Reserve Fund Depository"), the Servicer and the Trustee and will be held by the Advance Reserve Fund Depository. Following the Advance Reserve Fund Trigger Date, should such date occur, the Advance Reserve Fund will be funded by the deposit with the Advance Reserve Fund Depository of an amount in cash equal to (i) 0.20% of the outstanding principal balance of the Mortgage Loans as of the close of business on the Advance Reserve Fund Trigger Date or (ii) such lesser amount as Moody's may specify (the "Advance Reserve Fund Required Amount"). After the Advance Reserve Fund Required Amount has been deposited in the Advance Reserve Fund, no person will have any further obligation to deposit amounts in the Advance Reserve Fund or to maintain the amounts in the Advance Reserve Fund at that level even if at some future date amounts in the Advance Reserve Fund fall below the Advance Reserve Fund Required Amount as a result of unreimbursed advances made from the Advance Reserve Fund or withdrawals permitted by Moody's. The amounts in the Advance Reserve Fund may be invested in investments that will not cause the then current ratings of the Offered Certificates to be lowered by Moody's, and reinvestment income or gain will be released to the Servicer (or its designee) on each Distribution Date free and clear of any interest of the Trustee, the Advance Reserve Fund Depository or any other person. After the Class A Principal Balance has been reduced to zero, any amounts in the Advance Reserve Fund will be released to the Servicer (or its designee).

    An alternative method of limited support for the Servicer's obligation to make Periodic Advances may be provided, if such change does not cause the then current ratings of the Class A Certificates to be lowered by Moody's.

RESTRICTIONS ON TRANSFER OF THE CLASS A-R AND CLASS A-LR CERTIFICATES

    The Class A-R and Class A-LR Certificates will be subject to the following restrictions on transfer and each of the Class A-R and Class A-LR Certificates will contain a legend describing such restrictions.

    The REMIC provisions of the Code impose certain taxes on (i) transferors of residual interests to, or agents that acquire residual interests on behalf of, Disqualified Organizations (as defined in the Prospectus) and (ii) certain Pass-Through Entities (as defined in the Prospectus) that have Disqualified Organizations as beneficial owners. No tax will be imposed on a Pass-Through Entity with regard to the Class A-R or Class A-LR Certificate to the extent it has received an affidavit from each owner thereof that such owner is not a Disqualified Organization or a nominee for a Disqualified Organization. The Pooling and Servicing Agreement will provide that no legal or beneficial interest in the Class A-R or Class A-LR Certificate may be transferred to or registered in the name of any person unless (i) the proposed purchaser provides to the Trustee an affidavit to the effect that, among other items, such transferee is not a Disqualified Organization and is not purchasing the Class A-R or Class A-LR Certificate as an agent for a Disqualified Organization (I.E., as a broker, nominee, or other middleman thereof) and (ii) the transferor states in writing to the Trustee that it has no actual knowledge that such affidavit is false. Further, such affidavit requires the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur tax liabilities with respect to the Class A-R or Class A-LR Certificate in excess of cash flows generated thereby, (iii) intends to pay taxes associated with holding the Class A-R or Class A-LR Certificate as such taxes become due and (iv) will not transfer the Class A-R or Class A-LR Certificate to any person or entity that does not provide a similar affidavit. The transferor must certify in writing to the Trustee that, as of the date of the transfer, it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding sentence were false.

    In addition, the Class A-R and Class A-LR Certificates may not be purchased by or transferred to any person that is not a "U.S. Person," unless (i) such person holds such Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (ii) the transferee delivers to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

    The Pooling and Servicing Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Any transferor or agent to whom the Trustee provides information as to any applicable tax imposed on such transferor or agent may be required to bear the cost of computing or providing such information. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates" in the Prospectus.

    Neither the Class A-R Certificate nor the Class A-LR Certificate may be purchased by or transferred to a Plan. See "ERISA Considerations" herein and in the Prospectus.

REPORTS

    In addition to the applicable information specified in the Prospectus, the Servicer will include in the statement delivered to holders of Class A Certificates with respect to each Distribution Date the following information:
(i) the amount of such distribution allocable to interest, the amount of interest currently distributable on the Class A Certificates allocated to each Subclass, any Class A Subclass Interest Shortfall Amount arising with respect to each Subclass on such Distribution Date, any remaining unpaid Class A Subclass Interest Shortfall Amount with respect to each Subclass, after giving effect to such distribution and any Non-Supported Interest Shortfall or the interest portion of Realized Losses allocable to such Subclass with respect to such Distribution Date, (ii) the amount of such distribution allocable to principal,
(iii) the Class A Principal Balance and the Class A Subclass Principal Balance of each Subclass of Class A Certificates after giving effect to the distribution of principal and the allocation of the principal portion of Realized Losses to such Subclass with regard to such Distribution Date, (iv) the Adjusted Pool Amount and the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date, (v) the Class A Percentage for the following Distribution Date (without giving effect to partial prepayments and Partial Liquidation Proceeds received after the Determination Date in the current month which are applied as of the Due Date occurring in such month) and (vi) the amount of the remaining Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount as of the close of business on such Distribution Date. The statement delivered to the holders of the Class A-4, Class A-7, Class A-8 and Class A-9 Certificates will also include the applicable Pass-Through Rate with respect to such Distribution Date. The statement delivered to the holders of the Class A-9 Certificates will also include the Class A-9 Notional Amount. The statement delivered to holders of the Class A-10 Certificates will also include the Class A-10 Notional Amount and the weighted average Net Mortgage Interest Rate of the Mortgage Loans applicable to such Distribution Date minus 6.25%. The statement delivered to the holder of the Class A-LR Certificate will also include the Class A-LR Notional Amount. See "Servicing of the Mortgage Loans--Reports to Certificateholders" in the Prospectus.

    Copies  of the foregoing  reports are available upon  written request to the
Trustee  at   the   Corporate  Trust   Office.   See  "Pooling   and   Servicing
Agreement--Trustee" herein.

SUBORDINATION OF CLASS B CERTIFICATES

    The rights of the holders of the Class B Certificates to receive distributions with respect to the Mortgage Loans in the Trust Estate will be subordinated to the rights of the holders of the Class A Certificates to receive distributions to the extent described below. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A Certificates (to the extent of the subordination of the Class B Certificates) of the full amount of their scheduled monthly payments of interest and principal and to afford the holders of the Class A Certificates (to the extent of the subordination of the Class B Certificates) protection against Realized Losses, as more fully described below. If Realized Losses exceed the credit support provided through subordination to the Class A Certificates or if Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses occur, all or a portion of such losses will be borne by the Class A Certificates.

    The protection afforded to the holders of Class A Certificates by means of the subordination feature will be accomplished by the preferential right of such holders to receive, prior to any distribution being made on a Distribution Date in respect of the Class B Certificates, the amounts of principal and interest due the Class A Certificateholders on each Distribution Date out of the Pool Distribution Amount with respect to such date and, if necessary, by the right of such holders to receive future distributions on the Mortgage Loans that would otherwise have been payable to the holders of Class B Certificates. The application of this subordination to cover Realized Losses experienced in periods prior to the periods in which a Subclass of Class A Certificates is entitled to distributions in reduction of principal balance will decrease the protection provided by the subordination to any such Subclass.

    The Class B Certificates will be entitled, on each Distribution Date, to the remaining portion, if any, of the applicable Pool Distribution Amount, after payment of the Class A Optimal Amount for such date. Amounts so distributed to Class B Certificateholders will not be available to cover delinquencies or Realized Losses in respect of subsequent Distribution Dates.

  ALLOCATION OF LOSSES

    Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses) will not be allocated to the holders of the Class A Certificates until the date on which the amount of principal payments on the Mortgage Loans to which the holders of the Class B Certificates are entitled has been reduced to zero as a result of the allocation of losses to the Class B Certificates, I.E., the date on which the Class B Percentage has been reduced to zero (the "Cross-Over Date"). Prior to such time, such Realized Losses will be allocated to the Class B Certificates until the Class B Principal Balance has been reduced to zero.

    The allocation of the principal portion of a Realized Loss (other than a Debt Service Reduction, Excess Special Hazard Loss, Excess Fraud Loss or Excess Bankruptcy Loss) will be effected through the adjustment of the principal balance of the Class B Certificates in such amount as is necessary to cause the sum of the Class A Subclass Principal Balances and the Class B Principal Balance to equal the Adjusted Pool Amount.

    Allocations to the Class B Certificates of (i) the principal portion of Debt Service Reductions, (ii) the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses),
(iii) any interest shortfalls resulting from delinquencies for which the Servicer does not advance and (iv) any interest shortfalls resulting from the timing of the receipt of partial principal prepayments and Partial Liquidation Proceeds, will result from the priority of distributions first to the Class A Certificateholders of the Pool Distribution Amount as described above under "--Distributions."

    The principal portion of any Realized Loss occurring on or after the Cross-Over Date will be allocated among the outstanding Subclasses of Class A Certificates pro rata in accordance with their then-outstanding Class A Subclass Principal Balances and the interest portion of any Realized Loss occurring on or after the Cross-Over Date will be allocated among the outstanding Subclasses of Class A Certificates pro rata in accordance with their Class A Subclass Interest Accrual Amounts. Any such losses will be allocated among the outstanding Class A Certificates within each Subclass pro rata in accordance with their respective Percentage Interests.

    Any Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses will be allocated on a pro rata basis among the Class A and Class B Certificates (any such losses so allocated to the Class A Certificates will be allocated among the outstanding Subclasses of Class A Certificates pro rata in accordance with their then-outstanding Class A Subclass Principal Balances with respect to the principal portion of such losses and their Class A Subclass Interest Accrual Amounts with respect to the interest portion of such losses, and among the outstanding Class A Certificates within each Subclass pro rata in accordance with their respective Percentage Interests). An allocation of a loss on a "pro rata basis" among two or more Classes of Certificates means an allocation on a pro rata basis to each such Class of Certificates on the basis of their then-outstanding principal balances in the case of the principal portion of a loss or based on the accrued interest thereon in the case of an interest portion of a loss.

    The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses will be allocated by reducing the applicable Class A Interest Accrual Amount and Class B Interest Accrual Amount.

    As described above, the Pool Distribution Amount for any Distribution Date will include current receipts (other than certain unscheduled payments in respect of principal) from the Mortgage Loans otherwise payable to holders of the Class B Certificates. If the Pool Distribution Amount is not sufficient to cover the amount of principal payable to the holders of the Class A Certificates on a particular Distribution Date (other than any portion thereof representing the difference between the Class A Percentage of the Scheduled Principal
Balances of Liquidated Loans and the Class A Prepayment Percentage of such amounts), then the percentage of principal payments on the Mortgage Loans to which the holders of the Class A Certificates will be entitled (I.E., the Class A Percentage) on and after the next Distribution Date will be proportionately increased, thereby reducing, as a relative matter, the respective interest of the Class B Certificates in future payments of principal on the Mortgage Loans in the Trust Estate. Such a shortfall could occur, for example, if a considerable number of Mortgage Loans were to become Liquidated Loans in a particular month.

    Special Hazard Losses, other than Excess Special Hazard Losses, will be allocated solely to the Class B Certificates. Special Hazard Losses in excess of the Special Hazard Loss Amount are "Excess Special Hazard Losses." Upon initial issuance of the Series 1993-58 Certificates, the "Special Hazard Loss Amount" with respect thereto will be equal to approximately 1.40% (approximately $3,838,539) of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. As of any Distribution Date, the Special Hazard Loss Amount will equal the initial Special Hazard Loss Amount less the sum of (A) any Special Hazard Losses allocated solely to the Class B Certificates and (B) the Adjustment Amount. The "Adjustment Amount" on each anniversary of the Cut-Off Date will be equal to the amount, if any, by which the Special Hazard Amount, without giving effect to the deduction of the Adjustment Amount for such anniversary, exceeds the greater of (i) 1.00% (or, if greater than 1.00%, the highest percentage of Mortgage Loans by principal balance in any California zip code) times the aggregate principal balance of all the Mortgage Loans on such anniversary, (ii) twice the principal balance of the single Mortgage Loan having the largest principal balance and (iii) that which is necessary to maintain the original ratings on the Offered Certificates, as evidenced by a letter to that effect delivered by Fitch to the Servicer and the Trustee. On and after the Cross-Over Date, the Special Hazard Loss Amount will be zero.

    Fraud Losses, other than Excess Fraud Losses, will be allocated solely to the Class B Certificates. Fraud Losses in excess of the Fraud Loss Amount are "Excess Fraud Losses." Upon initial issuance of the Series 1993-58 Certificates, the "Fraud Loss Amount" with respect thereto will be equal to approximately 2.00% (approximately $5,502,063) of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Fraud Loss Amount will equal the initial Fraud Loss Amount minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates through the related Determination Date. As of any Distribution Date from the first through the fifth anniversary of the Cut-Off Date, the Fraud Loss Amount will equal (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the aggregate amounts allocated solely to the Class B Certificates with respect to Fraud Losses since the most recent anniversary of the Cut-Off Date up to the related Determination Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date, the Fraud Loss Amount will be zero.

    Bankruptcy Losses, other than Excess Bankruptcy Losses, will be allocated solely to the Class B Certificates. Bankruptcy Losses in excess of the Bankruptcy Loss Amount are "Excess Bankruptcy Losses." Upon initial issuance of the Series 1993-58 Certificates, the "Bankruptcy Loss Amount" with respect thereto will be equal to approximately 0.02% (approximately $50,000) of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. As of any
Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal the initial Bankruptcy Loss Amount minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates through the related Determination Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal the excess, if any, of (1) the lesser of (a) the Bankruptcy Loss Amount as of the business day next preceding the most recent anniversary of the Cut-Off Date and (b) an amount, if any, calculated pursuant to the terms of the Pooling and Servicing Agreement, which amount as calculated will provide for a reduction in the Bankruptcy Loss Amount, over (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates since such anniversary. The Bankruptcy Loss Amount and the related coverage levels described above may be reduced or modified upon written confirmation from Moody's and Fitch that such reduction or modification will not adversely affect the then-current ratings assigned to the Offered Certificates by Moody's and Fitch. Such a reduction or modification may adversely affect the coverage provided by subordination with respect to Bankruptcy Losses. On and after the Cross-Over Date, the Bankruptcy Loss Amount will be zero.

    Notwithstanding the foregoing, the provisions relating to subordination will not be applicable in connection with a Bankruptcy Loss so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and when (A) the related Mortgage Loan is not in default with regard to the payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable Standard Hazard Insurance Policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer, in either case without giving effect to any Debt Service Reduction.

    Since the initial principal balance of the Class B Certificates in the aggregate will be approximately $20,633,144, the individual risk of Special Hazard Losses, Fraud Losses and Bankruptcy Losses will be separately borne by the Class B Certificates to a lesser extent (I.E., only up to the Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount, respectively) than the risk of other Realized Losses, which they will bear to the full extent of their initial principal balance. See "The Trust Estates-- Mortgage
Loans--Representations and Warranties" and "--Insurance Policies," "Certain Legal Aspects of the Mortgage Loans--Environmental Considerations" and "Servicing of the Mortgage Loans-- Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" in the Prospectus.

                      DESCRIPTION OF THE MORTGAGE LOANS(1)

    The Mortgage Loans to be included in the Trust Estate will be fixed interest rate, conventional, monthly pay, fully amortizing, one- to four-family, residential first mortgage loans originated or acquired by PHMC for its own account or for the account of an affiliate having original terms to stated maturity of approximately 30 years, which may include loans secured by shares ("Co-op Shares") issued by private non-profit housing corporations ("Cooperatives") and the related proprietary leases or occupancy agreements granting exclusive rights to occupy specified units in such Cooperatives' buildings. As of the Cut-Off Date, there are not expected to be any loans secured by Co-op Shares in the Trust Estate. The Mortgage Loans are expected to include 933 promissory notes, to have an aggregate unpaid principal balance as of the Cut-Off Date (the "Cut-Off Date Aggregate Principal Balance") of approximately $275,103,144, to be secured by first liens (the "Mortgages") on one- to four-family residential properties or Co-op Shares (the "Mortgaged Properties") and to have the additional characteristics described below and in the Prospectus.

    No Mortgage Loan is a Buy-Down Loan. See "The Trust Estates--Mortgage Loans" in the Prospectus.

    Each of the Mortgage Loans is subject to a due-on-sale clause. See "Certain Legal Aspects of the Mortgage Loans--'Due-on-Sale' Clauses" and "Servicing of the Mortgage Loans--Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" in the Prospectus.

    All of the Mortgage Loans are Relocation Mortgage Loans. Relocation Mortgage Loans are mortgage loans originated in connection with the relocation of employees of various corporate employers participating in PHMC's relocation program ("Sponsored Relocation Loans") and mortgage loans originated in connection with the relocation of employees whose employers generally do not participate in PHMC's relocation program ("Non-sponsored Relocation Loans"). Non-sponsored Relocation Loans are generated as a result of the referral of loan applicants to PHMC by various mortgage brokers and similar entities and the acquisition of mortgage loans by PHMC from various other originators. See "PHMC--Mortgage Loan Production Sources" in the Prospectus. The persons being relocated may be existing or newly hired employees. The Seller has not verified, and makes no representation as to, whether any individual mortgagor of any Relocation Mortgage Loan continues to be employed by the same employer as at the time of origination. It is expected that, as of the Cut-Off Date, 546 of the Mortgage Loans, representing approximately 57.90% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans, will be Sponsored Relocation Loans, and 387 of the Mortgage Loans, representing approximately 42.10% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans, will be Non-sponsored Relocation Loans. No individual corporation's relocated employees are expected to

------------
(1) The descriptions in this Prospectus Supplement of the Trust Estate and the properties securing the Mortgage Loans to be included in the Trust Estate are based upon the expected characteristics of the Mortgage Loans at the close of business on the Cut-Off Date, as adjusted for the scheduled principal payments due on or before such date. Notwithstanding the foregoing, any of such Mortgage Loans may be excluded from the Trust Estate
    (i) as a result of principal prepayment thereof in full or (ii) if, as a result of delinquencies or otherwise, the Seller otherwise deems such exclusion necessary or desirable. In either event, other Mortgage Loans may be included in the Trust Estate. The Seller believes that the information set forth herein with respect to the expected characteristics of the Mortgage Loans on the Cut-Off Date is representative of the characteristics as of the Cut-Off Date of the Mortgage Loans to be included in the Trust Estate as it will be constituted at the time the Series 1993-58 Certificates are issued, although the Cut-Off Date Aggregate Principal Balance, the range of Mortgage Interest Rates and maturities, and certain other characteristics of the Mortgage Loans in the Trust Estate may vary. In the event that any of the characteristics as of the Cut-Off Date of the Mortgage Loans that constitute the Trust Estate on the date of initial issuance of the Series 1993-58 Certificates vary materially from those described herein, revised information regarding the Mortgage Loans will be made available to purchasers of the Class A Certificates, on or before such issuance date, and a Current Report on Form 8-K containing such information will be filed with the Securities and Exchange Commission within 15 days following such date.

account for Sponsored Relocation Loans representing more than 5.00% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. No individual corporation's relocated employees are expected to account for Non-sponsored Relocation Loans representing more than 5.00% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. No mortgage broker (or similar entity) or other originator is expected to have accounted for Non-sponsored Relocation Loans representing more than 5.00% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans.

    It is expected that 110 of the Mortgage Loans, representing approximately 12.02% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans, will be subject to subsidy agreements, which, except under certain limited circumstances, require the employers of the mortgagors to make a portion of the payments on the related Mortgage Loans ("Subsidy Loans") for specified periods. All of the Subsidy Loans are Sponsored Relocation Loans. The subsidy agreements relating to Subsidy Loans generally will provide that monthly payments made by the related mortgagors will be less than the scheduled monthly payments on such Mortgage Loans, with the present value of the resulting difference in payments being provided by the employers of the mortgagors in advance, generally on an annual basis. The Subsidy Loans are offered by employers generally through either a graduated or fixed subsidy loan program, or a combination thereof. See "The Trust Estates--Mortgage Loans" in the Prospectus. The effective subsidized rates under the various programs offered generally range from one to five percentage points below the interest rate specified in the related mortgage note. These subsidized rates are used to calculate the applicable debt-to-income ratios that are used to evaluate the creditworthiness of prospective borrowers. This procedure may enable certain mortgagors who otherwise would not meet PHMC's underwriting guidelines to obtain mortgage loans. See "Prepayment and Yield Considerations" herein and "PHMC--Mortgage Loan Underwriting" in the Prospectus.

    Subsidy amounts paid by the employers will be deposited by the Servicer in an account (the "Subsidy Account") maintained by the Servicer, which will not be part of the Trust Estate or the REMIC. Funds in the Subsidy Account with respect to each Subsidy Loan will be withdrawn by the Servicer and deposited in the Certificate Account on the business day following the receipt by the Servicer of the mortgagor's monthly payment to which such funds relate. Funds in the Subsidy Account with respect to a Subsidy Loan will not be withdrawn by the Servicer, and are not permitted to be applied under the related subsidy agreement, during any period in which such Subsidy Loan is in default. Despite the existence of the subsidy agreement, the mortgagor remains liable for making all scheduled payments on a Subsidy Loan. From time to time, the amount of a subsidy payment or the term of a subsidy agreement may, upon the request of a corporate employer, be modified. See "The Trust Estates--Mortgage Loans" in the Prospectus.

    As of the Cut-Off Date, each Mortgage Loan is expected to have an unpaid principal balance of not less than $67,083 or more than $999,140, and the average unpaid principal balance of the Mortgage Loans is expected to be approximately $294,859. The latest stated maturity date of any of the Mortgage Loans is expected to be December 2023; however, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Based on information supplied by the mortgagors in connection with their loan applications at origination, all of the Mortgaged Properties, are expected to be owner occupied primary residences. See "PHMC -- Mortgage Loan Underwriting" in the Prospectus.

    Set  forth  below   is  a   description  of   certain  additional   expected
characteristics of the Mortgage Loans as of the Cut-Off Date (except as otherwise indicated).

                            MORTGAGE INTEREST RATES

                                                                PERCENTAGE OF
                                                  AGGREGATE     CUT-OFF DATE
                                   NUMBER OF       UNPAID         AGGREGATE
                                   MORTGAGE       PRINCIPAL       PRINCIPAL
MORTGAGE INTEREST RATE               LOANS         BALANCE         BALANCE
---------------------------------  ---------   ---------------  -------------

6.500%...........................       79     $ 23,757,959.22       8.64%
6.625%...........................      121       36,312,784.20      13.20
6.750%...........................      157       46,163,664.76      16.78
6.875%...........................      144       43,832,089.25      15.93
7.000%...........................      126       36,800,760.32      13.38
7.125%...........................       97       27,355,886.61       9.94
7.250%...........................       81       23,805,852.68       8.65
7.375%...........................       43       12,358,087.14       4.49
7.500%...........................       41       12,309,088.40       4.47
7.625%...........................       15        4,152,152.21       1.51
7.750%...........................       17        4,624,460.51       1.68
7.875%...........................        6        1,939,538.69       0.71
8.000%...........................        3          861,407.81       0.31
8.125%...........................        2          593,740.51       0.22
8.500%...........................        1          235,671.39       0.09
                                   ---------   ---------------  -------------
        Total....................      933     $275,103,143.70     100.00%
                                   ---------   ---------------  -------------
                                   ---------   ---------------  -------------

As of the Cut-Off Date, the weighted average Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 6.954% per annum. The Net Mortgage Interest Rate of each Mortgage Loan will be equal to the Mortgage Interest Rate of such Mortgage Loan minus the Servicing Fee rate of 0.20% per annum. As of the Cut-Off Date, the weighted average Net Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 6.754% per annum.

                       REMAINING TERMS TO STATED MATURITY

                                                                PERCENTAGE OF
                                                  AGGREGATE     CUT-OFF DATE
                                   NUMBER OF       UNPAID         AGGREGATE
                                   MORTGAGE       PRINCIPAL       PRINCIPAL
REMAINING STATED TERM (MONTHS)       LOANS         BALANCE         BALANCE
---------------------------------  ---------   ---------------  -------------

345..............................        1     $    190,746.80       0.07%
346..............................        2          449,231.52       0.16
347..............................        2          314,383.03       0.11
352..............................        4        1,413,526.08       0.51
353..............................        3          833,262.27       0.30
354..............................       12        3,956,303.55       1.44
355..............................       44       12,808,687.16       4.66
356..............................       72       20,855,892.64       7.58
357..............................      287       86,299,625.74      31.37
358..............................      306       89,749,998.50      32.63
359..............................      164       47,952,986.41      17.43
360..............................       36       10,278,500.00       3.74
                                   ---------   ---------------  -------------
        Total....................      933     $275,103,143.70     100.00%
                                   ---------   ---------------  -------------
                                   ---------   ---------------  -------------

As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 357 months.

                              YEARS OF ORIGINATION

                                                                PERCENTAGE OF
                                                  AGGREGATE     CUT-OFF DATE
                                   NUMBER OF       UNPAID         AGGREGATE
                                   MORTGAGE       PRINCIPAL       PRINCIPAL
YEAR OF ORIGINATION                  LOANS         BALANCE         BALANCE
---------------------------------  ---------   ---------------  -------------

1992.............................        5     $    954,361.35       0.35%
1993.............................      928      274,148,782.35      99.65
                                   ---------   ---------------  -------------
        Total....................      933     $275,103,143.70     100.00%
                                   ---------   ---------------  -------------
                                   ---------   ---------------  -------------

The earliest month and year of origination of any Mortgage Loan is expected to be August 1992 and the latest month and year of origination is expected to be November 1993.

                         ORIGINAL LOAN-TO-VALUE RATIOS

                                                                PERCENTAGE OF
                                                  AGGREGATE     CUT-OFF DATE
                                   NUMBER OF       UNPAID         AGGREGATE
                                   MORTGAGE       PRINCIPAL       PRINCIPAL
LOAN-TO-VALUE RATIO                  LOANS         BALANCE         BALANCE
---------------------------------  ---------   ---------------  -------------
50.00% or less...................       10     $  3,344,702.41       1.22%
50.01-55.00%.....................        7        2,116,759.24       0.77
55.01-60.00%.....................       22        7,234,875.70       2.63
60.01-65.00%.....................       27        7,233,971.11       2.63
65.01-70.00%.....................       45       14,264,835.84       5.19
70.01-75.00%.....................       72       24,219,038.81       8.80
75.01-80.00%.....................      418      126,840,769.26      46.10
80.01-85.00%.....................       39        9,568,692.44       3.48
85.01-90.00%.....................      293       80,279,498.89      29.18
                                   ---------   ---------------  -------------
        Total....................      933     $275,103,143.70     100.00%
                                   ---------   ---------------  -------------
                                   ---------   ---------------  -------------

As of the Cut-Off Date, the minimum and maximum Loan-to-Value Ratios at origination of the Mortgage Loans are expected to be 32.79% and 90.00%, respectively, and the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is expected to be approximately 79.81%. The Loan-to-Value Ratio of a Mortgage Loan is calculated using the lesser of (i) the appraised value of the related Mortgaged Property, as established by an appraisal obtained by the originator from an appraiser in connection with the origination of such Mortgage Loan and (ii) the sale price for such property. For the purpose of calculating the Loan-to-Value Ratio of any Mortgage Loan that is the result of the refinancing (including a refinancing for "equity take out" purposes) of an existing mortgage loan, the appraised value of the related Mortgaged Property is generally determined by reference to an appraisal obtained in connection with the origination of the replacement loan. See "The Trust Estates--Mortgage Loans" in the Prospectus. It is expected that 249 of the Mortgage Loans having Loan-to-Value Ratios at origination in excess of 80%, representing approximately 24.26% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans, were originated without primary mortgage insurance. See "PHMC--Mortgage Loan Underwriting" in the Prospectus.

                       MORTGAGE LOAN DOCUMENTATION LEVELS

                                                                PERCENTAGE OF
                                                  AGGREGATE     CUT-OFF DATE
                                   NUMBER OF       UNPAID         AGGREGATE
                                   MORTGAGE       PRINCIPAL       PRINCIPAL
DOCUMENTATION                        LOANS         BALANCE         BALANCE
---------------------------------  ---------   ---------------  -------------
Full Documentation...............      595     $174,455,240.53      63.41%
Asset and Income Verification....        0                0.00       0.00
Asset and Mortgage
 Verification....................      133       37,680,158.88      13.70
Income and Mortgage
 Verification....................        1          269,597.99       0.10
Asset Verification...............        2          536,198.96       0.19
Income Verification..............        0                0.00       0.00
Mortgage Verification............      200       61,614,508.58      22.40
Preferred Processing.............        2          547,438.76       0.20
                                   ---------   ---------------  -------------
        Total....................      933     $275,103,143.70     100.00%
                                   ---------   ---------------  -------------
                                   ---------   ---------------  -------------

Documentation levels vary depending upon several factors, including loan amount, Loan-to-Value Ratio and the type and purpose of the Mortgage Loan. Asset, income and mortgage verifications were obtained for Mortgage Loans processed with "full documentation." In the case of "preferred processing," neither asset, income nor mortgage verifications were obtained. However, for all of the Mortgage Loans, verification of the borrower's employment, a credit report on the borrower and a property appraisal were obtained. See "PHMC--Mortgage Loan Underwriting" in the Prospectus.

                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                PERCENTAGE OF
                                                  AGGREGATE     CUT-OFF DATE
            ORIGINAL               NUMBER OF       UNPAID         AGGREGATE
          MORTGAGE LOAN            MORTGAGE       PRINCIPAL       PRINCIPAL
        PRINCIPAL BALANCE            LOANS         BALANCE         BALANCE
---------------------------------  ---------   ---------------  -------------

Less than or equal to $200,000...       20     $  2,867,987.36       1.04%
$200,001-$250,000................      358       82,210,655.51      29.88
$250,001-$300,000................      232       63,896,000.48      23.23
$300,001-$350,000................      151       48,614,686.25      17.67
$350,001-$400,000................       87       33,059,754.60      12.02
$400,001-$450,000................       31       13,289,135.30       4.83
$450,001-$500,000................       18        8,569,637.41       3.12
$500,001-$550,000................       12        6,277,214.11       2.28
$550,001-$600,000................       12        6,924,573.74       2.52
$600,001-$650,000................        3        1,888,964.11       0.69
$700,001-$750,000................        2        1,486,489.36       0.54
$750,001-$800,000................        3        2,351,462.67       0.85
$850,001-$900,000................        2        1,744,731.74       0.63
$900,001-$950,000................        1          922,712.05       0.34
$950,001-$1,000,000..............        1          999,139.01       0.36
                                   ---------   ---------------  -------------
        Total....................      933     $275,103,143.70     100.00%
                                   ---------   ---------------  -------------
                                   ---------   ---------------  -------------

As of the Cut-Off Date, the average unpaid principal balance of the Mortgage Loans is expected to be approximately $294,859. As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination and the maximum Loan-to-Value Ratio at origination of the Mortgage Loans which had original principal balances in excess of $600,000 are expected to be approximately 72.73% and 85.00%, respectively. See "The Trust Estates--Mortgage Loans" and "PHMC--Mortgage Loan Underwriting" in the Prospectus.

                              MORTGAGED PROPERTIES

                                                                PERCENTAGE OF
                                                  AGGREGATE     CUT-OFF DATE
                                   NUMBER OF       UNPAID         AGGREGATE
                                   MORTGAGE       PRINCIPAL       PRINCIPAL
PROPERTY                             LOANS         BALANCE         BALANCE
---------------------------------  ---------   ---------------  -------------

Single family detached...........      908     $268,073,000.11      97.45%
Two-to four-family units.........        1          288,249.33       0.10
Condominiums
  High-rise (four stories or
   more).........................        1          525,756.49       0.19
  Low-rise (less than four
   stories)......................       15        3,826,818.18       1.39
Planned unit developments........        7        1,972,278.68       0.72
Townhouses.......................        1          417,040.91       0.15
Cooperative units................        0                0.00       0.00
                                   ---------   ---------------  -------------
        Total....................      933     $275,103,143.70     100.00%
                                   ---------   ---------------  -------------
                                   ---------   ---------------  -------------

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                PERCENTAGE OF
                                                  AGGREGATE     CUT-OFF DATE
                                   NUMBER OF       UNPAID         AGGREGATE
                                   MORTGAGE       PRINCIPAL       PRINCIPAL
STATE                                LOANS         BALANCE         BALANCE
---------------------------------  ---------   ---------------  -------------
Alabama..........................        1     $    245,600.00       0.09%
Arizona..........................        7        2,317,514.60       0.84
California.......................      208       68,397,192.21      24.85
Colorado.........................       15        3,776,442.96       1.37
Connecticut......................       68       21,942,296.37       7.98
Delaware.........................        6        1,540,011.37       0.56
Florida..........................       15        4,010,375.89       1.46
Georgia..........................       27        7,141,253.08       2.60
Hawaii...........................        3        1,071,867.97       0.39
Idaho............................        1          223,086.43       0.08
Illinois.........................       65       18,969,111.05       6.90
Indiana..........................        2          468,986.84       0.17
Kansas...........................        5        1,534,481.41       0.56
Kentucky.........................        5        1,294,669.81       0.47
Louisiana........................        2          382,008.39       0.14
Maine............................        1          215,636.02       0.08
Maryland.........................       30        8,725,796.96       3.17
Massachusetts....................       44       13,552,651.67       4.93
Michigan.........................       11        2,730,974.72       0.99
Minnesota........................       15        4,423,760.81       1.61
Mississippi......................        1          233,625.39       0.08
Missouri.........................        5        1,442,078.56       0.52
Montana..........................        1          272,481.92       0.10
Nevada...........................        1          242,353.25       0.09
New Hampshire....................        1          259,786.88       0.09
New Jersey.......................      139       40,588,148.39      14.75
New Mexico.......................        2          602,383.74       0.22
New York.........................       32        9,894,570.76       3.60
North Carolina...................       24        6,019,731.93       2.19
Ohio.............................       19        5,111,853.28       1.86
Oklahoma.........................        2          661,790.93       0.24
Oregon...........................        3          777,679.34       0.28
Pennsylvania.....................       43       11,769,408.58       4.28
Rhode Island.....................        1          239,605.39       0.09
South Carolina...................        2          342,491.63       0.12
Tennessee........................       10        2,573,151.95       0.94
Texas............................       58       15,124,564.78       5.50
Utah.............................        4        1,213,745.62       0.44
Virginia.........................       35        9,491,781.11       3.45
Washington.......................       12        3,518,915.80       1.28
West Virginia....................        2          533,731.03       0.19
Wisconsin........................        4        1,034,798.08       0.38
Wyoming..........................        1          190,746.80       0.07
                                   ---------   ---------------  -------------
        Total....................      933     $275,103,143.70     100.00%
                                   ---------   ---------------  -------------
                                   ---------   ---------------  -------------

No more than approximately 1.40% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans is expected to be secured by Mortgaged Properties located in any one zip code.

                         ORIGINATORS OF MORTGAGE LOANS

                                                                PERCENTAGE OF
                                                  AGGREGATE     CUT-OFF DATE
                                   NUMBER OF       UNPAID         AGGREGATE
                                   MORTGAGE       PRINCIPAL       PRINCIPAL
ORIGINATOR                           LOANS         BALANCE         BALANCE
---------------------------------  ---------   ---------------  -------------
PHMC or Affiliate................      651     $192,531,815.59      69.99%
Other Originators................      282       82,571,328.11      30.01
                                   ---------   ---------------  -------------
        Total....................      933     $275,103,143.70     100.00%
                                   ---------   ---------------  -------------
                                   ---------   ---------------  -------------

No single "Other Originator" is expected to have accounted for more than 5.00% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. See "PHMC--Mortgage Loan Production Sources" in the Prospectus.

                             SUBSIDY LOAN PROGRAMS

                                                                PERCENTAGE OF
                                                  AGGREGATE     CUT-OFF DATE
                                   NUMBER OF       UNPAID         AGGREGATE
                                   MORTGAGE       PRINCIPAL       PRINCIPAL
PROGRAM AND TERM                     LOANS         BALANCE         BALANCE
---------------------------------  ---------   ---------------  -------------
Fixed (five years or longer).....        0     $          0.00       0.00%
     (less than five years)......        0                0.00       0.00
Graduated (five years or
          longer)................       49       15,051,331.72       5.47
          (less than five
          years).................       61       18,022,837.68       6.55
Combination (five years or
            longer)..............        0                0.00       0.00
            (less than five
            years)...............        0                0.00       0.00
                                   ---------   ---------------  -------------
        Total....................      110     $ 33,074,169.40      12.02%
                                   ---------   ---------------  -------------
                                   ---------   ---------------  -------------

No Subsidy Loan is expected to have a subsidy agreement which had an original term of less than two years or more than ten years.

MANDATORY REPURCHASE OR SUBSTITUTION OF MORTGAGE LOANS

    The Seller is required, with respect to Mortgage Loans that are found by the Trustee to have defective documentation, or in respect of which the Seller has breached a representation or warranty, either to repurchase such Mortgage Loans or, if within two years of the date of initial issuance of the Series 1993-58 Certificates, to substitute new Mortgage Loans therefor. Any Mortgage Loan so substituted must, among other things, have an unpaid principal balance equal to or less than the Scheduled Principal Balance of the Mortgage Loan for which it is being substituted (after giving effect to the scheduled principal payment due in the month of substitution on the Mortgage Loan for which a new Mortgage Loan is being substituted), a Loan-to-Value Ratio less than or equal to, and a Mortgage Interest Rate no less than, and no more than one percent per annum greater than, that of the Mortgage Loan for which it is being substituted. See "Prepayment and Yield Considerations" herein and "The Trust Estates--Mortgage Loans--Assignment of Mortgage Loans to the Trustee" in the Prospectus.

OPTIONAL REPURCHASE OF DEFAULTED MORTGAGE LOANS

    The Seller may, in its sole discretion, repurchase any defaulted Mortgage Loan from the Trust Estate at a price equal to the unpaid principal balance of such Mortgage Loan, together with accrued interest at a rate equal to the Mortgage Interest Rate through the last day of the month in which such repurchase occurs. See "The Trust Estates--Mortgage Loans--Optional Repurchases" in the Prospectus. The Servicer may, in its sole discretion, allow the assumption of a defaulted Mortgage Loan by a borrower meeting PHMC's underwriting guidelines or encourage the refinancing of a defaulted Mortgage Loan. See "Prepayment and Yield Considerations" herein and "Servicing of the Mortgage Loans--Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" in the Prospectus.

              ORIGINATION, DELINQUENCY AND FORECLOSURE EXPERIENCE

LOAN ORIGINATION

    During the years ended December 31, 1991 and December 31, 1992 and the nine months ended September 30, 1993, PHMC originated or purchased, for its own account or for the account of an affiliate, conventional mortgage loans having aggregate principal balances of approximately $9,742,858,764, $24,516,257,276 and $23,138,228,290, respectively.

DELINQUENCY AND FORECLOSURE EXPERIENCE

    The following tables set forth certain information concerning recent delinquency, foreclosure and loan loss experience on the conventional mortgage loans included in PHMC's mortgage loan servicing portfolio which were originated by PHMC for its own account or for the account of an affiliate or acquired by PHMC for its own account or for the account of an affiliate and underwritten to PHMC's underwriting standards (the "Program Loans") and on the Program Loans which are Relocation Mortgage Loans ("RELO Program Loans"). See "Description of the Mortgage Loans" herein and "The Trust Estates-- Mortgage Loans" and "PHMC--General," "--Mortgage Loan Underwriting" and "--Servicing" in the Prospectus. The delinquency, foreclosure, and loan loss experience represents the recent experience of PHMC and The Prudential Mortgage Capital Company, Inc., an affiliate of PHMC which serviced the Program Loans prior to June 30, 1989. There can be no assurance that the delinquency, foreclosure and loan loss experience set forth with respect to PHMC's total servicing portfolio of Program Loans, which includes both fixed and adjustable interest rate mortgage loans, Relocation Mortgage Loans and non-relocation mortgage loans, and loans having a variety of payment characteristics, such as Subsidy Loans, Buy-Down Loans and Balloon Loans, and PHMC's servicing portfolio of RELO Program Loans, which include loans having a variety of original terms to stated maturity, will be representative of the results that may be experienced with respect to the Mortgage Loans included in the Trust Estate.

    The following tables reflect rapid growth during recent periods in PHMC's mortgage loan servicing portfolio as a result of the substantially higher volume of new loan originations and acquisitions of recently originated mortgage loans. Delinquencies, foreclosures and loan losses generally are expected to occur more frequently after the first full year of the life of mortgage loans. Accordingly, because a large number of mortgage loans serviced by PHMC have been originated recently, the current level of delinquencies, foreclosures and loan losses may not be representative of the levels which may be experienced over the lives of such mortgage loans. If the volume of PHMC's new loan originations and acquisitions does not continue to grow at the current rate, the levels of delinquencies, foreclosures and loan losses as percentages of PHMC's total servicing portfolio could rise significantly above the rates indicated in the following tables.

                              TOTAL PROGRAM LOANS

                                                                 AS OF                   AS OF                   AS OF
                                                           DECEMBER 31, 1991       DECEMBER 31, 1992       SEPTEMBER 30, 1993
                                                         ----------------------  ----------------------  ----------------------
                                                                     BY DOLLAR               BY DOLLAR               BY DOLLAR
                                                          BY NO.      AMOUNT      BY NO.      AMOUNT      BY NO.      AMOUNT
                                                         OF LOANS    OF LOANS    OF LOANS    OF LOANS    OF LOANS    OF LOANS
                                                         --------   -----------  --------   -----------  --------   -----------
                                                                             (DOLLAR AMOUNTS IN THOUSANDS)

Total Portfolio of Program Loans.......................   136,972   $21,489,014   225,024   $38,686,531   302,154   $52,115,082
                                                         --------   -----------  --------   -----------  --------   -----------
                                                         --------   -----------  --------   -----------  --------   -----------
Period of Delinquency(1)
  30 to 59 days........................................     2,973   $   396,403  $  2,913   $   423,662     2,940   $   443,005
  60 to 89 days........................................       706       103,710       574        84,522       660       105,149
  90 days or more......................................     1,268       220,943     1,205       221,392     1,387       278,664
                                                         --------   -----------  --------   -----------  --------   -----------
Total Delinquent Loans.................................     4,947   $   721,056     4,692   $   729,576     4,987   $   826,818
                                                         --------   -----------  --------   -----------  --------   -----------
                                                         --------   -----------  --------   -----------  --------   -----------
Percent of Portfolio...................................      3.61%         3.36%     2.09%         1.89%     1.65%         1.59%

                                                   AS OF      AS OF      AS OF
                                                 DECEMBER   DECEMBER   SEPTEMBER
                                                 31, 1991   31, 1992   30, 1993
                                                 ---------  ---------  ---------
                                                  (DOLLAR AMOUNTS IN THOUSANDS)

Foreclosures(2)................................  $189,563   $248,806   $242,327
Foreclosure Ratio(3)...........................  0.88     % 0.64     % 0.46     %

                                                                         NINE
                                                   YEAR       YEAR      MONTHS
                                                   ENDED      ENDED      ENDED
                                                 DECEMBER   DECEMBER   SEPTEMBER
                                                 31, 1991   31, 1992   30, 1993
                                                 ---------  ---------  ---------
                                                  (DOLLAR AMOUNTS IN THOUSANDS)

Net Gain (Loss)(4).............................  $(11,103 ) $(35,880 ) $(79,371 )
Net Gain (Loss) Ratio(5).......................  (0.05    )% (0.09    )% (0.15    )%

-------------
(1) The indicated periods of delinquency are based on the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until one month has passed since its contractual due date. A mortgage loan is no longer considered delinquent once foreclosure proceedings have commenced.

(2) Includes loans in the applicable portfolio for which foreclosure proceedings had been instituted or with respect to which the related property had been acquired as of the dates indicated.

(3) Foreclosures as a percentage of total loans in the applicable portfolio at the end of each period.

(4) Does not include gain or loss with respect to loans in the applicable portfolio for which foreclosure proceedings had been instituted but not completed as of the dates indicated, or for which the related properties have been acquired in foreclosure proceedings but not yet sold.

(5) Net gain (loss) as a percentage of total loans in the applicable portfolio at the end of each period.

                               RELO PROGRAM LOANS

                                                                 AS OF                   AS OF                   AS OF
                                                           DECEMBER 31, 1991       DECEMBER 31, 1992      SEPTEMBER 30, 1993
                                                         ----------------------  ----------------------  ---------------------
                                                                     BY DOLLAR               BY DOLLAR              BY DOLLAR
                                                          BY NO.      AMOUNT      BY NO.      AMOUNT      BY NO.      AMOUNT
                                                         OF LOANS    OF LOANS    OF LOANS    OF LOANS    OF LOANS    OF LOANS
                                                         --------   -----------  --------   -----------  --------   ----------
                                                                             (DOLLAR AMOUNTS IN THOUSANDS)

Total Portfolio of RELO Program Loans..................   38,875    $ 5,744,524    45,121   $ 6,847,625   48,209    $7,459,722
                                                         --------   -----------  --------   -----------  --------   ----------
                                                         --------   -----------  --------   -----------  --------   ----------
Period of Delinquency(1)
  30 to 59 days........................................      342    $    44,822       287   $    37,312      296    $   39,985
  60 to 89 days........................................       43          5,499        38         4,038       42         4,646
  90 days or more......................................       68          8,233        73        10,314       60         8,119
                                                         --------   -----------  --------   -----------  --------   ----------
Total Delinquent Loans.................................      453    $    58,554       398   $    51,664      398    $   52,750
                                                         --------   -----------  --------   -----------  --------   ----------
                                                         --------   -----------  --------   -----------  --------   ----------
Percent of RELO Program Loan Portfolio.................     1.17%          1.02%     0.88%         0.75%    0.83%         0.71%

                                                   AS OF      AS OF      AS OF
                                                 DECEMBER   DECEMBER   SEPTEMBER
                                                 31, 1991   31, 1992   30, 1993
                                                 ---------  ---------  ---------
                                                  (DOLLAR AMOUNTS IN THOUSANDS)

Foreclosures(2)................................  $2,729     $3,431     $4,895
Foreclosure Ratio(3)...........................  0.05     % 0.05     % 0.07     %


                                                                         NINE
                                                   YEAR       YEAR      MONTHS
                                                   ENDED      ENDED      ENDED
                                                 DECEMBER   DECEMBER   SEPTEMBER
                                                 31, 1991   31, 1992   30, 1993
                                                 ---------  ---------  ---------
                                                  (DOLLAR AMOUNTS IN THOUSANDS)

Net Gain (Loss)(4).............................  $(311    ) $(453    ) $(2,119  )
Net Gain (Loss) Ratio(5).......................  (0.01    )% (0.01    )% (0.03    )%

-------------
(1) The indicated periods of delinquency are based on the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until one month has passed since its contractual due date. A mortgage loan is no longer considered delinquent once foreclosure proceedings have commenced.

(2) Includes loans in the applicable portfolio for which foreclosure proceedings had been instituted or with respect to which the related property had been acquired as of the dates indicated.

(3) Foreclosures as a percentage of total loans in the applicable portfolio at the end of each period.

(4) Does not include gain or loss with respect to loans in the applicable portfolio for which foreclosure proceedings had been instituted but not completed as of the dates indicated, or for which the related properties have been acquired in foreclosure proceedings but not yet sold.

(5) Net gain (loss) as a percentage of total loans in the applicable portfolio at the end of each period.

    The likelihood that a mortgagor will become delinquent in the payment of his or her mortgage loan, the rate of any subsequent foreclosures, and the severity of any loan loss experience, may be affected by a number of factors related to a borrower's personal circumstances, including, but not limited to, unemployment or change in employment (or in the case of self-employed mortgagors or mortgagors relying on commission income, fluctuations in income), marital separation and the mortgagor's equity in the related mortgaged property. In addition, delinquency, foreclosure and loan loss experience may be sensitive to adverse economic conditions, either nationally or regionally, may exhibit seasonal variations and may be influenced by the level of interest rates and servicing decisions on the applicable mortgage loans. Regional economic conditions (including declining real estate values) may particularly affect delinquency, foreclosure and loan loss experience on mortgage loans to the extent that mortgaged properties are concentrated in certain geographic areas. Furthermore, the level of foreclosures reported is affected by the length of time legally required to complete the foreclosure process and take title to the related property, which varies from jurisdiction to jurisdiction. The Seller believes that the changes in the delinquency, foreclosure and loan loss experience of PHMC's respective servicing portfolios during the periods set forth in the preceding tables may be attributable to factors such as those described above, although the Seller is unable to assess to what extent these changes are the result of any particular factor or a combination of factors. The delinquency, foreclosure and loan loss experience on the Mortgage Loans contained in the Trust Estate may be particularly affected to the extent that the Mortgaged Properties are concentrated in areas which experience adverse economic conditions or declining real estate values. See "Description of the Mortgage Loans."

                      PREPAYMENT AND YIELD CONSIDERATIONS

    The rate of distributions in reduction of the principal balance of any Subclass of the Class A Certificates, the aggregate amount of distributions on any Subclass of the Class A Certificates and the yield to maturity of any Subclass of the Class A Certificates purchased at a discount or premium will be directly related to the rate of payments of principal on the Mortgage Loans in the Trust Estate and the amount and timing of mortgagor defaults resulting in Realized Losses. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate of principal prepayments (including partial prepayments and those resulting from refinancing) thereon by mortgagors, liquidations of defaulted Mortgage Loans, repurchases by the Seller of Mortgage Loans as a result of defective documentation or breaches of representations and warranties, optional repurchase by the Seller of defaulted Mortgage Loans and optional purchase by the Servicer of all of the Mortgage Loans in connection with the termination of the Trust Estate. See "Description of the Mortgage Loans--Optional Repurchase of Defaulted Mortgage Loans" and "Pooling and Servicing Agreement--Optional Termination" herein and "The Trust Estates--Mortgage Loans--Assignment of Mortgage Loans to the Trustee," "--Optional Repurchases" and "The Pooling and Servicing Agreement--Termination; Purchase of Mortgage Loans" in the Prospectus. Mortgagors are permitted to prepay the Mortgage Loans, in whole or in part, at any time without penalty. As described under "Description of the Certificates--Principal (Including Prepayments)" herein, all or a disproportionate percentage of principal prepayments on the Mortgage Loans (including liquidations and repurchases of Mortgage Loans) will be distributed to the holders of Class A Certificates then entitled to distributions in respect of principal during the nine years beginning on the first Distribution Date. Prepayments (which, as used herein, include all unscheduled payments of principal, including payments as the result of liquidations, purchases and repurchases) of the Mortgage Loans in the Trust Estate will result in distributions to Certificateholders then entitled to distributions in respect of principal of amounts which would otherwise be distributed over the remaining terms of such Mortgage Loans. Since the rate of prepayment on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below and in the Prospectus under "Prepayment and Yield Considerations"), no assurance can be given as to such rate or the rate of principal payments on any Subclass of the Class A Certificates or the aggregate amount of distributions on any Subclass of Class A Certificates.

    The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing rates for similar mortgage loans fall below the Mortgage Interest Rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar mortgage loans rise significantly above the Mortgage Interest Rates on the Mortgage Loans, the rate of prepayment would generally be expected to decrease. The rate of prepayment on the Mortgage Loans may also be influenced by programs offered by mortgage loan originators (including PHMC) to encourage refinancing through such originators, including, but not limited to, general or targeted solicitations, reduced origination fees or closing costs, or other financial incentives. See "Prepayment and Yield Considerations--Weighted Average Lives of the Certificates" in the Prospectus.

    The effect of subsidy agreements on the rate of prepayment of Subsidy Loans is uncertain. The rate of prepayment on Subsidy Loans may be affected by such factors as the relationship between prevailing mortgage rates and the effective interest rates on such Subsidy Loans, the remaining term of the subsidy agreements, and requests by the related employers for refinance or modification. The subsidy agreement relating to a Subsidy Loan generally provides that if prevailing market rates of interest on mortgage loans similar to such Subsidy Loan decline relative to the Mortgage Interest Rate of such Subsidy Loan by the percentage set forth in the subsidy agreement, the employer may request that the mortgagor refinance such Subsidy Loan. In the event the mortgagor refinances such Subsidy Loan, the Subsidy Loan will be prepaid, and the new loan will not be included in the Trust Estate. If the mortgagor fails to refinance such Subsidy Loan, the employer may terminate the related subsidy agreement. In addition, the termination of the subsidy agreement relating to a Subsidy Loan for any reason (whether due to the mortgagor's failure to refinance or otherwise) may increase the financial burden of the mortgagor, who may not have otherwise qualified for a mortgage under PHMC's mortgage loan underwriting guidelines, and may consequently increase the risk of default with respect to the related Mortgage Loan. See "The Trust Estates--Mortgage Loans" and "PHMC--Mortgage Loan Underwriting" in the Prospectus. From time to time, the amount of the subsidy payment or the term of the subsidy agreement may, upon the request of the corporate employer, be modified.

    Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment or, in the case of self-employed mortgagors or mortgagors relying on commission income, substantial fluctuations in income, significant declines in real estate values and adverse economic conditions either generally or in particular geographic areas, mortgagors' equity in the Mortgaged Properties and servicing decisions. In this regard, mortgagors of Relocation Mortgage Loans are thought by some within the mortgage industry to be more likely to be transferred by their employers than mortgagors generally. There can be no assurance as to the likelihood of future transfers of mortgagors of either Sponsored Relocation Loans or Non-sponsored Relocation Loans or as to such mortgagors' continued employment with the same employers by which they were employed when their mortgage loans were originated. No representation is made as to the rate of prepayment on the Relocation Mortgage Loans. In addition, all of the Mortgage Loans contain due-on-sale clauses which will generally be exercised upon the sale of the related Mortgaged Properties. Consequently, acceleration of mortgage payments as a result of any such sale will affect the level of prepayments on the Mortgage Loans. The extent to which defaulted Mortgage Loans are assumed by transferees of the related Mortgaged Properties will also affect the rate of principal payments. The rate of prepayment and, therefore, the yield to maturity of the Class A Certificates will be affected by the extent to which (i) the Seller elects to repurchase, rather than substitute for, Mortgage Loans which are found by the Trustee to have defective documentation or with respect to which the Seller has breached a representation or warranty or (ii) the Servicer elects to encourage the refinancing of any defaulted Mortgage Loan rather than to permit an assumption thereof by a mortgagor meeting the Servicer's underwriting guidelines. See "Servicing of the Mortgage Loans--Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" in the Prospectus. There can be no certainty as to the rate of prepayments on the Mortgage Loans during any period or over the life of the Series 1993-58 Certificates. See "Prepayment and Yield Considerations" in the Prospectus.

    THE YIELDS TO MATURITY OF THE OFFERED CERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS, WHICH MAY BE MADE AT ANY TIME WITHOUT PENALTY) ON THE MORTGAGE LOANS. INVESTORS IN THE OFFERED CERTIFICATES SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING, IN THE CASE OF OFFERED CERTIFICATES PURCHASED AT A DISCOUNT, THE RISK THAT A

SLOWER THAN ANTICIPATED RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN ANTICIPATED. A FASTER THAN ANTICIPATED RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN ANTICIPATED FOR INVESTORS PURCHASING OFFERED CERTIFICATES AT A PREMIUM OR PURCHASING THE CLASS A-9 CERTIFICATES. INVESTORS PURCHASING OFFERED CERTIFICATES AT A PREMIUM OR THE CLASS A-9 CERTIFICATES SHOULD ALSO CONSIDER THE RISK THAT A RAPID RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOVER THEIR INITIAL INVESTMENTS.

    The timing of changes in the rate of prepayment on the Mortgage Loans may significantly affect the actual yield to maturity experienced by an investor who purchases a Class A Certificate at a price other than par, even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the underlying Mortgage Loans, the greater the effect on such investor's yield to maturity. As a result, the effect on such investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Class A Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. In addition, to the extent that a mortgagor's Mortgage Loan is subject to a subsidy agreement, and the mortgagor thereby enjoys reduced monthly mortgage payments, such mortgagor may be less inclined to make prepayments on such Mortgage Loan.

    No representation  is made  as to  the  rate of  principal payments  on  the
Mortgage Loans or as to the yield to maturity of any Subclass of Class A Certificates. An investor is urged to make an investment decision with respect to any Subclass of Class A Certificates based on the anticipated yield to maturity of such Subclass of Class A Certificates resulting from its purchase price and such investor's own determination as to anticipated Mortgage Loan prepayment rates under a variety of scenarios and, in the case of the Class A-4, Class A-7, Class A-8 and Class A-9 Certificates, such investor's own determination of LIBOR. The extent to which any Subclass of Class A Certificates are purchased at a discount or a premium and the degree to which the timing of payments on such Subclass is sensitive to prepayments and, in the case of the Class A-4 and Class A-9 Certificates, the degree to which LIBOR varies from the level anticipated by an investor for LIBOR Based Interest Accrual Periods commencing on or after December 25, 1994, and, in the case of the Class A-7 and Class A-8 Certificates, the degree to which LIBOR varies from the level anticipated by an investor will determine the extent to which the yield to maturity of such Subclass may vary from the anticipated yield. An investor should carefully consider the associated risks, including, in the case of any Class A Certificates purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Class A Certificates purchased at a premium and the Class A-9 Certificates, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. INVESTORS IN THE CLASS A-9 CERTIFICATES SHOULD CONSIDER THE RISK THAT A RAPID RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS OR A HIGH LEVEL OF LIBOR FOR LIBOR BASED INTEREST ACCRUAL PERIODS COMMENCING ON OR AFTER DECEMBER 25, 1994 COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOVER THEIR INITIAL INVESTMENTS.

    Investors in the Class A-4 Certificates should understand that, for LIBOR Based Interest Accrual Periods commencing on or after December 25, 1994, at levels of LIBOR equal to or greater than 8.00%, the Pass-Through Rate of such Subclass will remain at the maximum rate of 8.50% per annum. Investors in the Class A-7 Certificates should understand that at levels of LIBOR equal to or greater than 7.70%, the Pass-Through Rate of such Subclass will remain at the maximum rate of 9.00% per annum. Investors in the Class A-4 and Class A-7 Certificates should also consider the risk that lower than anticipated levels of LIBOR could result in actual yields to such investors that are lower than anticipated yields. Conversely, investors in the Class A-8 and Class A-9 Certificates should consider the risk that higher than anticipated levels of LIBOR could result in actual yields to such investors that are significantly lower than anticipated yields. Investors in the Class A-8 Certificates should also understand that at levels of LIBOR equal to or greater than 7.70%, the Class A-8 Certificates will accrue interest at the minimum rate of 0.0625% per annum. Investors in the Class A-9 Certificates should understand that, for LIBOR Based Interest Accrual Periods commencing on or after December 25, 1994, at levels of LIBOR equal to or greater than 8.00%, the Class A-9 Certificates will accrue interest at the minimum rate of 0.000% per annum. Further, based on the assumptions set forth in the fifth paragraph on page S-64, high constant levels of LIBOR, especially when combined with certain high constant prepayment rates, are expected to produce a negative yield to investors in the Class A-9 Certificates. See "--Sensitivity of the Class A-8 and Class A-9 Certificates" below.

    An investor should consider the risk that rapid rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of principal balance of the Class A Certificates, may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may choose to reinvest amounts distributed in reduction of the principal balance of such investor's Class A Certificate may be lower than the applicable Pass-Through Rate. Conversely, slower rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of principal balance of the Class A Certificates, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be relatively small.

    Investors in the Class A-4, Class A-7, Class A-8 and Class A-9 Certificates should understand that the timing of changes in the level of LIBOR may affect the actual yields to such investors even if the average level of LIBOR is consistent with such investors' expectations. Each investor must make an independent decision as to the appropriate LIBOR assumptions to be used in deciding whether to purchase a Class A-4, Class A-7, Class A-8 or Class A-9 Certificate.

    As indicated under "Federal Income Tax Considerations" herein, the Class A-R Certificateholder's REMIC taxable income and the tax liability thereon will, and the Class A-LR Certificateholder's REMIC taxable income and tax liability thereon may, exceed cash distributions to such holders during certain periods. There can be no assurance as to the amount by which such taxable income or such tax liability will exceed cash distributions in respect of the Class A-R and Class A-LR Certificates during any such period and no representation is made with respect thereto under any principal prepayment scenario or otherwise. DUE TO THE SPECIAL TAX TREATMENT OF RESIDUAL INTERESTS, THE AFTER-TAX RETURN OF THE CLASS A-R AND CLASS A-LR CERTIFICATES MAY BE SIGNIFICANTLY LOWER THAN WOULD BE THE CASE IF THE CLASS A-R AND CLASS A-LR CERTIFICATES WERE TAXED AS DEBT INSTRUMENTS.

    As referred to herein, the weighted average life of a Subclass of the Class A Certificates (other than the Class A-9 Certificates) refers to the average amount of time that will elapse from the date of issuance of such Subclass until each dollar in reduction of the principal balance of such Subclass is distributed to the investor. The weighted average life of a Class A-9 Certificate is the average amount of time that will elapse between the date of issuance of the Series 1993-58 Certificates and the date on which each dollar in reduction of the principal balance of the Class A-4 Certificates (which balance corresponds to the notional amount of the Class A-9 Certificates) is distributed to the investors in the Class A-4 Certificates. The weighted average life of each Subclass of the Class A Certificates will be influenced by, among other things, the rate and timing of principal payments on the Mortgage Loans, which may be in the form of scheduled amortization or prepayments.

    THE WEIGHTED AVERAGE LIVES OF THE COMPANION CERTIFICATES WILL BE PARTICULARLY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS. Specifically, if prepayments result in a Class A Principal Distribution Amount equal to or less than the sum of the Reduction Amounts on any Distribution Date, the Companion Certificates will receive no distributions in reduction of their principal balances on such Distribution Date. Further, on each Distribution Date up to and including the Distribution Date on which the Class A Subclass Principal Balances of the Companion
Certificates are reduced to zero, the excess of the Class A Principal Distribution Amount over the sum of the Reduction Amounts will be applied first to the Companion Certificates and then to the Scheduled Certificates in the proportions and priorities set forth above under "Description of the Certificates-- Principal (Including Prepayments)" without regard to their Reduction Amounts. See "Description of the Certificates--Principal (Including Prepayments)--Principal Payment Characteristics of the Scheduled Certificates and the Companion Certificates" herein.

    Generally, low rates of prepayment may result in the extension of the weighted average life of a Certificate and higher rates may result in the shortening of such weighted average life. However, the weighted average lives of one or more Subclasses of Scheduled Certificates may be extended at certain combinations of rates that result in distributions to the Class A Certificates that are, in certain periods, greater than those resulting from the rates comprising Prepayment Scenario V and shortened at other combinations of rates that result in distributions to the Class A Certificates that are, in certain periods, greater than those resulting from the rates comprising Prepayment Scenario V. Accordingly, any such Subclass may not be an appropriate investment for investors who require a relatively stable rate of return of principal. See "Description of the Certificates -- Principal (Including Prepayments) -- Principal Payment Characteristics of the Scheduled Certificates and the Companion Certificates" herein.

    Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Standard Prepayment Assumption ("SPA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% SPA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% SPA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% SPA" assumes prepayment rates equal to 0% of SPA, I.E., no prepayments. The "Prepayment Scenarios" are set forth above the tables beginning on page S-60. The Prepayment Scenarios represent different constant percentages of SPA for each specified time interval; the first constant percentage of SPA is the assumed prepayment rate for the 12 months beginning on the Cut-Off Date; the second constant percentage of SPA is the assumed prepayment rate from month 13 through month 72 following the Cut-Off Date and the third constant percentage of SPA is the assumed prepayment rate thereafter. For example, "Prepayment Scenario II" assumes constant prepayment rates equal to 75% of SPA through the 12th month following the Cut-Off Date, constant prepayment rates equal to 100% of SPA from the 13th month through the 72nd month following the Cut-Off Date and constant prepayment rates equal to 50% of SPA thereafter. The methodology of applying percentages of SPA which vary at specified time intervals for each prepayment scenario (other than for "Prepayment Scenario I"), as used in the tables beginning on page S-60, has been selected by the Underwriter. SPA DOES NOT PURPORT TO BE A HISTORICAL DESCRIPTION OF PREPAYMENT EXPERIENCE OR A PREDICTION OF THE ANTICIPATED RATE (OR ANY PARTICULAR COMBINATION OF RATES) OF PREPAYMENT OF ANY POOL OF MORTGAGE LOANS, INCLUDING THE MORTGAGE LOANS.

    The tables set forth below have been prepared on the basis of the characteristics of the Mortgage Loans that are expected to be included in the Trust Estate, as described above under "Description of the Mortgage Loans." The tables assume, among other things, that (i) the scheduled payment in each month for each Mortgage Loan has been based on its outstanding balance as of the first day of the month preceding the month of such payment, its Mortgage Interest Rate and its remaining term to stated maturity, so that such scheduled payments would amortize the remaining balance by its stated maturity date, (ii) scheduled monthly payments of principal and interest on the Mortgage Loans will be timely received on the first day of each month (with no defaults), commencing in January 1994, (iii) the Seller does not repurchase any Mortgage Loan, as described under "The Trust Estates--Mortgage Loans" in the Prospectus, and the Servicer does not exercise its option to purchase the Mortgage Loans and thereby cause a termination of the Trust Estate, (iv) principal prepayments on the Mortgage Loans will be received on the last day of each month commencing in December 1993 at the respective constant percentages of SPA set forth in the tables for each Prepayment Scenario and there are no Prepayment Interest Shortfalls, (v) each Mortgage Loan has an original term to maturity of 30 years and (vi) the Series 1993-58 Certificates will be issued on December 17, 1993. IT IS HIGHLY UNLIKELY THAT THE MORTGAGE LOANS WILL PREPAY AT ANY PARTICULAR RATE OR ANY PARTICULAR COMBINATION OF RATES DURING ANY TIME INTERVAL OR THAT ALL OF THE MORTGAGE LOANS WILL PREPAY AT THE SAME RATE. In addition, there may be differences between the characteristics of the mortgage loans ultimately included in the Trust Estate and the Mortgage Loans which are expected to be included, as described herein. Any difference may have an effect upon the actual percentages of initial Class A Subclass Principal Balance of the Subclasses of Class A Certificates outstanding, the actual weighted average lives of the Subclasses of Class A Certificates and the date on which the Class A Subclass Principal Balance of any Subclass of Class A Certificates are reduced to zero.

    Based upon the foregoing assumptions, the following tables indicate the weighted average life of each Subclass of Offered Certificates and set forth the percentages of the initial Class A Subclass Principal Balance of each such Subclass (or, in the case of the Class A-9 Certificates, the initial Class A-9 Notional Amount) that would be outstanding after each of the dates shown for each Prepayment Scenario presented.

 FOR PURPOSES OF THE FOLLOWING TABLES, THE FOLLOWING PREPAYMENT SCENARIOS WERE
                                    ASSUMED:
                              PREPAYMENT SCENARIOS

                                             PERCENTAGES OF SPA
                                ---------------------------------------------
           PERIODS               I    II   III    IV    V     VI   VII   VIII
------------------------------  ---  ----  ----  ----  ----  ----  ----  ----
Months 1 through 12...........   0%   75%   75%  125%  150%  175%  200%  225%
Months 13 through 72..........   0%  100%  325%  375%  400%  450%  500%  550%
Months 73 and thereafter......   0%   50%  125%  175%  200%  250%  300%  350%

   PERCENTAGE OF INITIAL CLASS A SUBCLASS PRINCIPAL BALANCE OUTSTANDING FOR:

                                             CLASS A-1                                       CLASS A-2
                                        CERTIFICATES AT THE                             CERTIFICATES AT THE
                                        FOLLOWING PREPAYMENT                            FOLLOWING PREPAYMENT
                                             SCENARIOS                                       SCENARIOS
                           ----------------------------------------------  ----------------------------------------------
      DISTRIBUTION
          DATE              I     II   III    IV    V     VI   VII   VIII   I     II   III    IV    V     VI   VII   VIII
-------------------------  ----------------------------------------------  ----------------------------------------------
Initial..................
                            100   100   100   100   100   100   100   100
                                                                            100   100   100   100   100   100   100   100
December 1994............
                             70    28    28     1     0     0     0     0
                                                                            100   100   100   100    99    99    99    99
December 1995............
                             38     0     0     0     0     0     0     0
                                                                            100    92    73    68    65    65    65    64
December 1996............
                              3     0     0     0     0     0     0     0
                                                                            100    79    40    31    27    27    24    16
December 1997............
                              0     0     0     0     0     0     0     0
                                                                             98    67    13     2     0     0     0     0
December 1998............
                              0     0     0     0     0     0     0     0
                                                                             95    55     0     0     0     0     0     0
December 1999............
                              0     0     0     0     0     0     0     0
                                                                             93    45     0     0     0     0     0     0
December 2000............
                              0     0     0     0     0     0     0     0
                                                                             90    39     0     0     0     0     0     0
December 2001............
                              0     0     0     0     0     0     0     0
                                                                             87    33     0     0     0     0     0     0
December 2002............
                              0     0     0     0     0     0     0     0
                                                                             83    27     0     0     0     0     0     0
December 2003............
                              0     0     0     0     0     0     0     0
                                                                             80    22     0     0     0     0     0     0
December 2004............
                              0     0     0     0     0     0     0     0
                                                                             76    17     0     0     0     0     0     0
December 2005............
                              0     0     0     0     0     0     0     0
                                                                             72    11     0     0     0     0     0     0
December 2006............
                              0     0     0     0     0     0     0     0
                                                                             67     6     0     0     0     0     0     0
December 2007............
                              0     0     0     0     0     0     0     0
                                                                             63     1     0     0     0     0     0     0
December 2008............
                              0     0     0     0     0     0     0     0
                                                                             57     0     0     0     0     0     0     0
December 2009............
                              0     0     0     0     0     0     0     0
                                                                             52     0     0     0     0     0     0     0
December 2010............
                              0     0     0     0     0     0     0     0
                                                                             46     0     0     0     0     0     0     0
December 2011............
                              0     0     0     0     0     0     0     0
                                                                             40     0     0     0     0     0     0     0
December 2012............
                              0     0     0     0     0     0     0     0
                                                                             33     0     0     0     0     0     0     0
December 2013............
                              0     0     0     0     0     0     0     0
                                                                             26     0     0     0     0     0     0     0
December 2014............
                              0     0     0     0     0     0     0     0
                                                                             18     0     0     0     0     0     0     0
December 2015............
                              0     0     0     0     0     0     0     0
                                                                             10     0     0     0     0     0     0     0
December 2016............
                              0     0     0     0     0     0     0     0
                                                                              1     0     0     0     0     0     0     0
December 2017............
                              0     0     0     0     0     0     0     0
                                                                              0     0     0     0     0     0     0     0
December 2018............
                              0     0     0     0     0     0     0     0
                                                                              0     0     0     0     0     0     0     0
December 2019............
                              0     0     0     0     0     0     0     0
                                                                              0     0     0     0     0     0     0     0
December 2020............
                              0     0     0     0     0     0     0     0
                                                                              0     0     0     0     0     0     0     0
December 2021............
                              0     0     0     0     0     0     0     0
                                                                              0     0     0     0     0     0     0     0
December 2022............
                              0     0     0     0     0     0     0     0
                                                                              0     0     0     0     0     0     0     0
December 2023............
                              0     0     0     0     0     0     0     0
                                                                              0     0     0     0     0     0     0     0
Weighted Average
  Life (years)(1)........  1.67  0.79  0.76  0.64  0.59  0.59  0.59  0.59  15.43 6.49  2.81  2.56  2.46  2.46  2.42  2.32

                                             CLASS A-3
                                        CERTIFICATES AT THE
                                        FOLLOWING PREPAYMENT
                                             SCENARIOS
                           ----------------------------------------------
      DISTRIBUTION
          DATE              I     II   III    IV    V     VI   VII   VIII
-------------------------  ----------------------------------------------
Initial..................

                            100   100   100   100   100   100   100   100
December 1994............

                            100   100   100   100    99    99    99    99
December 1995............

                            100    95    84    80    79    79    79    78
December 1996............

                            100    87    63    58    55    55    54    49
December 1997............

                             99    80    47    40    36    36    32    25
December 1998............

                             97    73    32    22    17    17    13     6
December 1999............

                             95    66    17     8     3     4     1     0
December 2000............

                             94    63    13     3     0     0     0     0
December 2001............

                             92    59     8     0     0     0     0     0
December 2002............

                             90    56     5     0     0     0     0     0
December 2003............

                             88    52     2     0     0     0     0     0
December 2004............

                             85    49     0     0     0     0     0     0
December 2005............

                             83    46     0     0     0     0     0     0
December 2006............

                             80    43     0     0     0     0     0     0
December 2007............

                             77    40     0     0     0     0     0     0
December 2008............

                             74    35     0     0     0     0     0     0
December 2009............

                             71    31     0     0     0     0     0     0
December 2010............

                             67    26     0     0     0     0     0     0
December 2011............

                             63    22     0     0     0     0     0     0
December 2012............

                             59    18     0     0     0     0     0     0
December 2013............

                             55    13     0     0     0     0     0     0
December 2014............

                             50     9     0     0     0     0     0     0
December 2015............

                             45     5     0     0     0     0     0     0
December 2016............

                             40     0     0     0     0     0     0     0
December 2017............

                             32     0     0     0     0     0     0     0
December 2018............

                             23     0     0     0     0     0     0     0
December 2019............

                             13     0     0     0     0     0     0     0
December 2020............

                              3     0     0     0     0     0     0     0
December 2021............

                              0     0     0     0     0     0     0     0
December 2022............

                              0     0     0     0     0     0     0     0
December 2023............

                              0     0     0     0     0     0     0     0
Weighted Average
  Life (years)(1)........  19.32 11.24 4.27  3.66  3.46  3.47  3.34  3.13

------------------
(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of each distribution in reduction of principal balance by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (ii) adding the results and
    (iii) dividing the sum by the aggregate distributions in reduction of principal balance referred to in clause (i).

 FOR PURPOSES OF THE FOLLOWING TABLES, THE FOLLOWING PREPAYMENT SCENARIOS WERE
                                    ASSUMED:
                              PREPAYMENT SCENARIOS

                                         PERCENTAGES OF SPA
                                -------------------------------------
           PERIODS              I   II   III  IV    V   VI   VII  VIII
------------------------------  --  ---  ---  ---  ---  ---  ---  ---
Months 1 through 12...........  0%  75%  75%  125% 150% 175% 200% 225%
Months 13 through 72..........  0%  100% 325% 375% 400% 450% 500% 550%
Months 73 and thereafter......  0%  50%  125% 175% 200% 250% 300% 350%

  PERCENTAGE OF INITIAL CLASS A SUBCLASS PRINCIPAL BALANCE(1) OUTSTANDING FOR:

                                      CLASS A-4 AND CLASS A-9                                CLASS A-5
                                        CERTIFICATES AT THE                             CERTIFICATES AT THE
                                        FOLLOWING PREPAYMENT                            FOLLOWING PREPAYMENT
                                             SCENARIOS                                       SCENARIOS
                           ----------------------------------------------  ----------------------------------------------
      DISTRIBUTION
          DATE              I     II   III    IV    V     VI   VII   VIII   I     II   III    IV    V     VI   VII   VIII
-------------------------  ----------------------------------------------  ----------------------------------------------
Initial..................
                            100   100   100   100   100   100   100   100
                                                                            100   100   100   100   100   100   100   100
December 1994............
                            100   100   100   100    99    99    99    99
                                                                            100   100   100   100   100   100   100   100
December 1995............
                            100    94    81    77    75    75    75    74
                                                                            100   100   100   100   100   100   100   100
December 1996............
                            100    85    57    50    47    47    45    40
                                                                            100   100   100   100   100   100   100   100
December 1997............
                             98    76    37    29    26    26    23    18
                                                                            100   100   100   100   100   100   100   100
December 1998............
                             97    68    23    15    12    12     9     5
                                                                            100   100   100   100   100   100   100   100
December 1999............
                             95    60    12     6     2     3     1     0
                                                                            100   100   100   100   100   100   100    56
December 2000............
                             93    56     9     2     0     0     0     0
                                                                            100   100   100   100    82    91    62    13
December 2001............
                             90    52     6     0     0     0     0     0
                                                                            100   100   100    83    41    52    28     0
December 2002............
                             88    48     3     0     0     0     0     0
                                                                            100   100   100    48     7    23     5     0
December 2003............
                             85    44     1     0     0     0     0     0
                                                                            100   100   100    18     0     1     0     0
December 2004............
                             83    40     0     0     0     0     0     0
                                                                            100   100    85     0     0     0     0     0
December 2005............
                             80    36     0     0     0     0     0     0
                                                                            100   100    58     0     0     0     0     0
December 2006............
                             76    32     0     0     0     0     0     0
                                                                            100   100    33     0     0     0     0     0
December 2007............
                             73    29     0     0     0     0     0     0
                                                                            100   100     9     0     0     0     0     0
December 2008............
                             69    25     0     0     0     0     0     0
                                                                            100   100     0     0     0     0     0     0
December 2009............
                             65    22     0     0     0     0     0     0
                                                                            100   100     0     0     0     0     0     0
December 2010............
                             61    19     0     0     0     0     0     0
                                                                            100   100     0     0     0     0     0     0
December 2011............
                             57    16     0     0     0     0     0     0
                                                                            100   100     0     0     0     0     0     0
December 2012............
                             52    13     0     0     0     0     0     0
                                                                            100   100     0     0     0     0     0     0
December 2013............
                             47    10     0     0     0     0     0     0
                                                                            100   100     0     0     0     0     0     0
December 2014............
                             41     6     0     0     0     0     0     0
                                                                            100   100     0     0     0     0     0     0
December 2015............
                             35     3     0     0     0     0     0     0
                                                                            100   100     0     0     0     0     0     0
December 2016............
                             29     0     0     0     0     0     0     0
                                                                            100   100     0     0     0     0     0     0
December 2017............
                             23     0     0     0     0     0     0     0
                                                                            100    61     0     0     0     0     0     0
December 2018............
                             16     0     0     0     0     0     0     0
                                                                            100    18     0     0     0     0     0     0
December 2019............
                             10     0     0     0     0     0     0     0
                                                                            100     0     0     0     0     0     0     0
December 2020............
                              2     0     0     0     0     0     0     0
                                                                            100     0     0     0     0     0     0     0
December 2021............
                              0     0     0     0     0     0     0     0
                                                                             24     0     0     0     0     0     0     0
December 2022............
                              0     0     0     0     0     0     0     0
                                                                              0     0     0     0     0     0     0     0
December 2023............
                              0     0     0     0     0     0     0     0
                                                                              0     0     0     0     0     0     0     0
Weighted Average
  Life (years)(2)........  18.21 9.89  3.86  3.35  3.17  3.18  3.08  2.90  27.83 24.32 12.42 9.06  7.88  8.26  7.51  6.32

                                             CLASS A-6
                                        CERTIFICATES AT THE
                                        FOLLOWING PREPAYMENT
                                             SCENARIOS
                           ----------------------------------------------
      DISTRIBUTION
          DATE              I     II   III    IV    V     VI   VII   VIII
-------------------------  ----------------------------------------------
Initial..................

                            100   100   100   100   100   100   100   100
December 1994............

                            100   100   100   100   100   100   100   100
December 1995............

                            100   100   100   100   100   100   100   100
December 1996............

                            100   100   100   100   100   100   100   100
December 1997............

                            100   100   100   100   100   100   100   100
December 1998............

                            100   100   100   100   100   100   100   100
December 1999............

                            100   100   100   100   100   100   100   100
December 2000............

                            100   100   100   100   100   100   100   100
December 2001............

                            100   100   100   100   100   100   100    81
December 2002............

                            100   100   100   100   100   100   100    59
December 2003............

                            100   100   100   100    73   100    85    45
December 2004............

                            100   100   100    89    42    77    68    35
December 2005............

                            100   100   100    59    15    57    54    27
December 2006............

                            100   100   100    32     0    40    43    21
December 2007............

                            100   100   100     8     0    26    34    16
December 2008............

                            100   100    84     0     0    14    27    12
December 2009............

                            100   100    58     0     0     4    21     9
December 2010............

                            100   100    35     0     0     0    17     7
December 2011............

                            100   100    13     0     0     0    13     5
December 2012............

                            100   100     0     0     0     0    10     4
December 2013............

                            100   100     0     0     0     0     8     3
December 2014............

                            100   100     0     0     0     0     6     2
December 2015............

                            100   100     0     0     0     0     4     1
December 2016............

                            100   100     0     0     0     0     3     1
December 2017............

                            100   100     0     0     0     0     2     1
December 2018............

                            100   100     0     0     0     0     2     0
December 2019............

                            100    68     0     0     0     0     1     0
December 2020............

                            100    12     0     0     0     0     1     0
December 2021............

                            100     0     0     0     0     0     0     0
December 2022............

                              0     0     0     0     0     0     0     0
December 2023............

                              0     0     0     0     0     0     0     0
Weighted Average

  Life (years)(2)........  28.61 26.38 16.47 12.45 10.87 12.74 13.56 10.89

------------------
(1) With respect to the Class A-9 Certificates, percentages are expressed as percentages of the initial Class A-9 Notional Amount.

(2) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of each distribution in reduction of principal balance or notional amount, as the case may be, by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of principal balance or notional amount, as the case may be, referred to in clause (i).

 FOR PURPOSES OF THE FOLLOWING TABLES, THE FOLLOWING PREPAYMENT SCENARIOS WERE
                                    ASSUMED:
                              PREPAYMENT SCENARIOS

                                         PERCENTAGES OF SPA
                                -------------------------------------
           PERIODS              I   II   III  IV    V   VI   VII  VIII
------------------------------  --  ---  ---  ---  ---  ---  ---  ---
Months 1 through 12...........  0%  75%  75%  125% 150% 175% 200% 225%
Months 13 through 72..........  0%  100% 325% 375% 400% 450% 500% 550%
Months 73 and thereafter......  0%  50%  125% 175% 200% 250% 300% 350%

   PERCENTAGE OF INITIAL CLASS A SUBCLASS PRINCIPAL BALANCE OUTSTANDING FOR:

                                      CLASS A-7 AND CLASS A-8                          CLASS A-R AND CLASS A-LR
                                        CERTIFICATES AT THE                              CERTIFICATES AT THE
                                        FOLLOWING PREPAYMENT                             FOLLOWING PREPAYMENT
                                             SCENARIOS                                        SCENARIOS
                           ----------------------------------------------  ------------------------------------------------

      DISTRIBUTION
          DATE              I     II   III    IV    V     VI   VII   VIII    I     II    III    IV    V     VI   VII   VIII
-------------------------  ----------------------------------------------  ------------------------------------------------
Initial..................
                            100   100   100   100   100   100   100   100
                                                                             100    100   100   100   100   100   100   100
December 1994............
                            100   100   100   100   100    93    86    79
                                                                             100    100   100   100   100   100   100   100
December 1995............
                            100   100   100   100   100    64    27     0
                                                                             100    100   100   100   100   100   100   100
December 1996............
                            100   100   100   100   100    38     0     0
                                                                             100    100   100   100   100   100   100   100
December 1997............
                            100   100   100   100   100    28     0     0
                                                                             100    100   100   100   100   100   100   100
December 1998............
                            100   100   100   100   100    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 1999............
                            100   100   100   100   100    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2000............
                            100   100   100   100   100    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2001............
                            100   100   100   100   100    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2002............
                            100   100   100   100   100    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2003............
                            100   100   100   100   100    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2004............
                            100   100   100   100   100    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2005............
                            100   100   100   100   100    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2006............
                            100   100   100   100    94    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2007............
                            100   100   100   100    80    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2008............
                            100   100   100    91    68    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2009............
                            100   100   100    78    58    27     0     0
                                                                             100    100   100   100   100   100   100   100
December 2010............
                            100   100   100    67    48    24     0     0
                                                                             100    100   100   100   100   100   100   100
December 2011............
                            100   100   100    57    40    20     0     0
                                                                             100    100   100   100   100   100   100   100
December 2012............
                            100   100    95    48    34    16     0     0
                                                                             100    100   100   100   100   100   100   100
December 2013............
                            100   100    82    40    28    13     0     0
                                                                             100    100   100   100   100   100   100   100
December 2014............
                            100   100    70    33    23    10     0     0
                                                                             100    100   100   100   100   100   100   100
December 2015............
                            100   100    60    27    18     8     0     0
                                                                             100    100   100   100   100   100   100   100
December 2016............
                            100   100    50    22    14     6     0     0
                                                                             100    100   100   100   100   100   100   100
December 2017............
                            100   100    40    17    11     4     0     0
                                                                             100    100   100   100   100   100   100   100
December 2018............
                            100   100    32    13     8     3     0     0
                                                                             100    100   100   100   100   100   100   100
December 2019............
                            100   100    24    10     6     2     0     0
                                                                             100    100   100   100   100   100   100   100
December 2020............
                            100   100    17     7     4     1     0     0
                                                                             100    100   100   100   100   100   100   100
December 2021............
                            100    70    10     4     2     1     0     0
                                                                             100    100   100   100   100   100   100   100
December 2022............
                             87    31     4     2     1     0     0     0
                                                                             100    100   100   100   100   100   100   100
December 2023............
                              0     0     0     0     0     0     0     0
                                                                               0      0     0     0     0     0     0     0
Weighted Average
  Life (years)(1)........  29.41 28.57 23.41 19.73 17.95 7.12  1.65  1.36  30.02  30.02  30.02 29.97 29.96 29.90 29.81 29.58

------------------
(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of each distribution in reduction of principal balance by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (ii) adding the results and
    (iii) dividing the sum by the aggregate distributions in reduction of principal balance referred to in clause (i).

    Interest on Mortgage Loans prepaid in full is accrued only to the date of such prepayment in full. Any interest shortfall with respect to prepayments in full will be offset only to the extent of the aggregate of the Servicing Fees relating to mortgagor payments or other recoveries distributed on the related Distribution Date. Any excess of such shortfall above the Servicing Fees in any month will result in a pro rata reduction of interest distributable to the holders of each Subclass of Class A Certificates and the holders of the Class B Certificates. Interest shortfalls resulting from the timing of the receipt of partial principal prepayments on the Mortgage Loans and Partial Liquidation Proceeds or from net Liquidation Proceeds in respect of Liquidated Loans will not be offset by Servicing Fees but will be allocated first to the Class B Certificates until the Class B Principal Balance has been reduced to zero and then to the Subclasses of Class A Certificates. See "Description of the Certificates--Interest" herein and "Prepayment and Yield Considerations" in the Prospectus.

    Interest accrued on the Class A Certificates will be reduced by the amount of any interest portions of Realized Losses allocated to such Certificates as described under "Description of the Certificates-- Interest" herein. The yield on the Class A Certificates, other than the Class A-4, Class A-7, Class A-8 and Class A-9 Certificates, will be less than the yield otherwise produced by their respective Pass-Through Rates and the prices at which the Class A Certificates are purchased because the interest which accrues on the Mortgage Loans during each month will not be passed through to Certificateholders until the 25th day of the month following the end of such month (or if such 25th day is not a business day, the following business day).

    Due to the outbreak of fires in southern California, six California counties (Los Angeles, Orange, San Diego, Riverside, San Bernadino and Ventura Counties) were declared disaster areas eligible for federal disaster assistance. In addition to such counties, other counties have been affected by the Fires.
Approximately 10% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans are secured by Mortgaged Properties that are located in counties that have been declared disaster areas. The majority of the damage by the Fires is believed to have occurred in certain communities within such counties. The Seller has not undertaken the physical inspection of any Mortgaged Properties. As a result, there can be no assurance that material damage to any Mortgaged Property in the affected region has not occurred.

    With respect to any Mortgage Loan as to which the related Mortgaged Property (each, a "Covered Mortgaged Property") is situated in a county in California which has been declared a disaster area eligible for federal disaster assistance due to the outbreak of fires (the "Fires") on or before the date of issuance of the Certificates, the Seller will represent and warrant that each Covered Mortgaged Property is free of material damage arising from the Fires which would adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use for which such premises were intended as of the date of issuance of the Certificates. The Seller is undertaking reasonable efforts consistent with prudent servicing practices (which may not include physical or visual inspections of the Covered Mortgaged Properties) to generally assess the effects of the Fires as they relate to the Covered Mortgaged Properties. In the event of (i) the discovery by the Seller of the breach of such representation and warranty within 90 days after the issuance of the Certificates and (ii) an uncured breach of such representation and warranty that materially and adversely affects the interests of Certificateholders, the Seller will be required to substitute another mortgage loan for the affected Mortgage Loan or repurchase the affected Mortgage Loan. The Seller will use reasonable efforts to deliver a substitute mortgage loan in such event, subject to the substitution criteria specified in the Pooling and Servicing Agreement.

    Under the Pooling and Servicing Agreement, the Servicer is required to cause to be maintained for each Mortgage Loan a standard hazard insurance policy. The standard hazard insurance policies covering the Mortgaged Properties typically cover damage caused by fire. See "The Trust Estates-- Mortgage Loans--Insurance Policies" in the Prospectus. To the extent insurance proceeds received with respect to any damaged Mortgaged Properties are not applied to the restoration thereof, such proceeds will be used to prepay the related Mortgage Loans in whole or in part. Any such prepayments or repurchase of the Mortgage Loans by the Seller will affect in varying degrees the yields and weighted average lives of the Subclasses of the Class A Certificates, particularly the yield of any Offered Certificates purchased at a premium.

SENSITIVITY OF THE CLASS A-8 AND CLASS A-9 CERTIFICATES

    THE YIELD TO INVESTORS IN THE CLASS A-8 CERTIFICATES WILL BE HIGHLY SENSITIVE TO CHANGES IN THE LEVEL OF LIBOR SUCH THAT INCREASING LEVELS OF LIBOR WILL HAVE A NEGATIVE EFFECT ON THE YIELD TO SUCH INVESTORS IN THE CLASS A-8 CERTIFICATES.

    THE YIELD TO INVESTORS IN THE CLASS A-9 CERTIFICATES WILL BE HIGHLY SENSITIVE TO CHANGES IN THE LEVEL OF LIBOR FOR ANY LIBOR BASED INTEREST ACCRUAL PERIOD COMMENCING ON OR AFTER DECEMBER 25, 1994 AND TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS, WHICH RATE MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. IN PARTICULAR, THERE MAY BE A MATERIAL NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS A-9 CERTIFICATES AS A RESULT OF SMALL INCREASES IN THE LEVEL OF LIBOR FOR ANY LIBOR BASED INTEREST ACCRUAL PERIOD COMMENCING ON OR AFTER DECEMBER 25, 1994 OR AS A RESULT OF FASTER THAN ANTICIPATED PRINCIPAL PREPAYMENTS ON THE MORTGAGE LOANS. INVESTORS SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT SUCH INVESTORS IN THE CLASS A-9 CERTIFICATES MAY NOT FULLY RECOVER THEIR INITIAL INVESTMENT.

    Since there can be no assurance that the level of LIBOR will correlate with the levels of prevailing mortgage interest rates, it is possible that lower prevailing mortgage rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of LIBOR. However, if, as generally expected, higher mortgage rates and, accordingly, lower prepayment rates, were to occur concurrently with an increased level of LIBOR, the Pass-Through Rate of the Class A-8 Certificates would be reduced at the same time that the rate of distributions in reduction of the principal balance of the Class A-8 Certificates may be reduced and interest would accrue on the Class A-9 Certificates at a reduced rate at the same time that the rate of distributions in reduction of the principal balance of the Class A-4 Certificates (which principal balance corresponds to the Class A-9 Notional Amount) may be reduced. In such circumstances, investors in the Class A-8 or Class A-9 Certificates could have a significantly lower yielding instrument with a longer weighted average life than anticipated.

    To illustrate the significance of changes in the level of LIBOR and prepayments on the Class A-8 and Class A-9 Certificates, the following tables indicate the pre-tax yields to maturity (on a corporate bond equivalent basis) under the assumptions specified in the following paragraph at the different combination of percentages of SPA and the constant levels of LIBOR indicated. It is not likely that the Mortgage Loans will prepay at any particular rate or any particular combination of rates during any time interval, that all of the Mortgage Loans will prepay at the same rate or that the level of LIBOR will remain constant. As discussed above, the timing of changes in the rate of prepayments may significantly affect the total distributions received, the date of receipt of such distributions and the actual yield to maturity to an investor in a Class A-8 or Class A-9 Certificate, even if the average rate of principal prepayments is consistent with such investor's expectations. Moreover, the timing of changes in the level of LIBOR may affect the actual yield to maturity to an investor in a Class A-8 or Class A-9 Certificate even if the average level is consistent with such investor's expectation.

    The following tables have been prepared on the basis of the assumptions set forth in clauses (i) through (vi) of the third paragraph on page S-58 hereof, and the additional assumptions that (i) the aggregate purchase price for the Class A-8 Certificates is approximately 96.772982% of its initial Class A Subclass Principal Balance and the aggregate purchase price for the Class A-9 Certificates is approximately 6.902779% of its initial Class A-9 Notional Amount, (ii) such purchase prices are paid on December 17, 1993 and (iii) with respect to the Class A-8 Certificates, on the Rate Determination Date with respect to distributions occurring in January 1994 and with respect to the Class A-9 Certificates, on the Rate Determination Date with respect to distributions occurring in December 1994, and, in each case, each Rate Determination Date thereafter, LIBOR is at the level specified. The Mortgage Loans will not have all of the characteristics assumed above and there can be no assurance that the Mortgage Loans will prepay at any of the combination of rates shown in the tables or at any other particular rate or combination of rates, that the pre-tax yields to maturity on the Class A-8 and Class A-9 Certificates will correspond to any of the yields shown herein, that the level of LIBOR will correspond to the levels shown herein or that the aggregate purchase prices of the Class A-8 and Class A-9 Certificates will be as assumed. The tables do not constitute a representation as to the correlation of any level of LIBOR with any combination of rates of prepayments on the Mortgage Loans. Each investor must make an independent decision as to the appropriate prepayment assumptions to be used and the appropriate levels of LIBOR to be assumed in deciding whether or not to purchase a Class A-8 or Class A-9 Certificate.

    The pre-tax yields set forth in the following tables were calculated by (i) determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class A-8 or Class A-9 Certificates would cause the discounted present value of such assumed stream of cash flows to equal an assumed aggregate purchase price of approximately 96.772982% of the initial Class A Subclass Principal Balance for the Class A-8 Certificates and an assumed aggregate purchase price of approximately 6.902779% of the initial Class A-9 Notional Amount for the Class A-9 Certificates and (ii) converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class A-8 or Class A-9 Certificates and consequently does not purport to reflect the return on any investment in the Class A-8 or Class A-9 Certificates when such reinvestment rates are considered.

 SENSITIVITY OF THE PRE-TAX YIELDS ON THE CLASS A-8 CERTIFICATES TO PREPAYMENTS
                                   AND LIBOR

                                                           PREPAYMENT SCENARIO (1)
                          -----------------------------------------------------------------------------------------
     LEVEL OF LIBOR           II           III          IV            V           VI           VII         VIII
------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
2.1875%.................      13.18%       13.19%       13.21%       13.22%       13.71%       14.82%       15.21%
3.1875%.................      10.78%       10.80%       10.82%       10.83%       11.32%       12.57%       12.99%
4.1875%.................       8.40%        8.42%        8.45%        8.46%        8.95%       10.34%       10.79%
5.1875%.................       6.04%        6.07%        6.10%        6.11%        6.58%        8.12%        8.60%
6.1875%.................       3.70%        3.73%        3.76%        3.78%        4.22%        5.91%        6.42%
7.1875%.................       1.39%        1.42%        1.45%        1.47%        1.87%        3.72%        4.26%
7.7000% and above.......       0.21%        0.24%        0.27%        0.30%        0.67%        2.60%        3.16%

 SENSITIVITY OF THE PRE-TAX YIELDS ON THE CLASS A-9 CERTIFICATES TO PREPAYMENTS
                                   AND LIBOR

                                                           PREPAYMENT SCENARIO (1)
                          -----------------------------------------------------------------------------------------
     LEVEL OF LIBOR           II           III          IV            V           VI           VII         VIII
------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
2.1875%.................      79.19%       67.53%       64.01%       62.23%       62.25%       61.43%       59.38%
3.1875%.................      70.09%       58.08%       54.48%       52.68%       52.70%       51.81%       49.67%
4.1875%.................      59.90%       47.40%       43.69%       41.85%       41.88%       40.90%       38.65%
5.1875%.................      48.20%       34.95%       31.03%       29.13%       29.18%       28.08%       25.70%
6.1875%.................      34.10%       19.57%       15.25%       13.25%       13.32%       12.05%        9.50%
7.1875%.................      15.32%       (2.17)%      (7.46)%      (9.67)%      (9.56)%     (11.09)%     (13.83)%
8.0000% and above.......     (63.63)%     (63.63)%     (63.63)%     (63.63)%     (63.63)%     (63.63)%     (63.63)%

------------
(1) The Prepayment Scenarios are described above the tables on page S-60.

                        POOLING AND SERVICING AGREEMENT

GENERAL

    The Series 1993-58 Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of the date of initial issuance of the Series 1993-58 Certificates (the "Pooling and Servicing Agreement") among the Seller, the Servicer and the Trustee. Reference is made to the Prospectus for important additional information regarding the terms and conditions of the Pooling and Servicing

Agreement and the Series 1993-58 Certificates. See "Description of the Certificates," "Servicing of the Mortgage Loans" and "The Pooling and Servicing Agreement" in the Prospectus. Distributions (other than the final distribution in retirement of the Class A Certificates of each Subclass) will be made by check mailed to the address of the person entitled thereto as it appears on the Certificate Register. However, with respect to any holder of an Offered Certificate other than a Class A-9 Certificate evidencing at least a $5,000,000 initial principal balance or any holder of a Class A-9 Certificate evidencing a 100% Percentage Interest, distributions will be made on the Distribution Date by wire transfer in immediately available funds, provided that the Servicer, or the paying agent acting on behalf of the Servicer, shall have been furnished with appropriate wiring instructions not less than seven business days prior to the related Distribution Date. The final distribution in respect of each Class A Certificate will be made only upon presentation and surrender of such Class A Certificate at the office or agency appointed by the Trustee specified in the notice of final distribution with respect to the related Subclass.

    Unless Definitive Certificates are issued as described above, the Servicer and the Trustee will treat DTC as the Holder of the Book-Entry Certificates for all purposes, including making distributions thereon and taking actions with respect thereto. DTC will make book-entry transfers among its participants with respect to the Book-Entry Certificates; it will also receive distributions on the Book-Entry Certificates from the Trustee and transmit them to participants for distribution to Beneficial Owners or their nominees.

VOTING

    With respect to any provisions of the Pooling and Servicing Agreement providing for the action, consent or approval of the holders of all Series 1993-58 Certificates evidencing specified Voting Interests in the Trust Estate, the holders of the Class A Certificates will collectively be entitled to the then applicable Class A Percentage of the aggregate Voting Interest represented by all Series 1993-58 Certificates and the holders of the Class B Certificates will collectively be entitled to the balance of the aggregate Voting Interest represented by all Series 1993-58 Certificates. The aggregate Voting Interests of the Class A Certificates other than the Class A-9 and Class A-10 Certificates, on any date will be 97% of the Class A Percentage on such date. The aggregate Voting Interest of the Class A-9 Certificates on any date will be 1% of the Class A Percentage on such date. The aggregate Voting Interest of the Class A-10 Certificates on any date will be 2% of the Class A Percentage on such date. The aggregate Voting Interests of each Subclass of Class A Certificates other than the Class A-9 and Class A-10 Certificates on any date will be equal to the product of (a) 97% of the Class A Percentage on such date and (b) the fraction obtained by dividing the Class A Subclass Principal Balance of such Subclass on such date by the aggregate Class A Subclass Principal Balance of the Class A Certificates other than the Class A-9 and Class A-10 Certificates on such date. Each Certificateholder of a Class or Subclass will have a Voting Interest equal to the product of the Voting Interest to which such Class or Subclass is collectively entitled and the Percentage Interest in such Class or Subclass represented by such holder's Certificates. With respect to any provisions of the Pooling and Servicing Agreement providing for action, consent or approval of each Class or Subclass of Certificates or specified Classes or Subclasses of Certificates, each Certificateholder of a Subclass will have a Voting Interest in such Subclass equal to such holder's Percentage Interest in such Subclass. Unless Definitive Certificates are issued as described above, Beneficial Owners of Book-Entry Certificates may exercise their voting rights only through Participants.

TRUSTEE

    The Trustee for the Series 1993-58 Certificates will be First Trust National Association, a national banking association. The Corporate Trust Office of the Trustee is located at 180 East Fifth Street, St. Paul, Minnesota 55101. See "The Pooling and Servicing Agreement--The Trustee" in the Prospectus.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

    The servicing fee paid to the Servicer with respect to the servicing of each Mortgage Loan included in the Trust Estate underlying the Series 1993-58 Certificates and administrative services provided by it will be 0.20% per annum of the outstanding principal balance of each such Mortgage Loan (the "Servicing Fee"). No Fixed Retained Yield (as defined in the Prospectus) will be retained with respect to any of the Mortgage Loans. See "Servicing of the Mortgage Loans--Fixed Retained Yield, Servicing

Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Servicer. The Servicer will pay all routine expenses incurred in connection with its responsibilities under the Pooling and Servicing Agreement, subject to certain rights of reimbursement as described in the Prospectus. The servicing fees and other expenses of the Upper-Tier REMIC and Lower-Tier REMIC will be allocated to the holders of the Class A-R and Class A-LR Certificates, respectively, who are individuals, estates or trusts (whether such Certificates are held directly or through certain pass-through entities) as additional gross income without a corresponding distribution of cash, and any such investor (or its owners, in the case of a pass-through entity) may be limited in its ability to deduct such expenses for regular tax purposes and may not be able to deduct such expenses to any extent for alternative minimum tax purposes. Unless and until applicable authority provides otherwise, the Seller intends to treat all such expenses as incurred by the Lower-Tier REMIC and, therefore, as allocable to the holder of the Class A-LR Certificate. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Limitations on Deduction of Certain Expenses" in the Prospectus.

OPTIONAL TERMINATION

    At its option, the Servicer may purchase from the Trust Estate all remaining Mortgage Loans, and thereby effect early retirement of the Series 1993-58 Certificates, on any Distribution Date when the Pool Scheduled Principal Balance is less than 10% of the Cut-Off Date Aggregate Principal Balance. Any such purchase will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(a)(4)(A) of the Code. The purchase price will, generally, be equal to the greater of (i) the unpaid principal balance of each Mortgage Loan plus the fair market value of other property in the Trust Estate and (ii) the fair market value of the Trust Estate's assets plus, in each case, accrued interest. See "The Pooling and Servicing Agreement--Termination; Purchase of Mortgage Loans" in the Prospectus.

                       FEDERAL INCOME TAX CONSIDERATIONS

    For federal income tax purposes, the Trust Estate will consist of two segregated asset groupings, each of which will qualify as a REMIC for federal income tax purposes. One REMIC (the "Lower-Tier REMIC") will issue certain uncertificated interests (each, a "Lower-Tier REMIC Regular Interest"), each of which will be designated as a regular interest in the Lower-Tier REMIC, and the Class A-LR Certificate, which will be designated as the residual interest in the Lower-Tier REMIC. The assets of the Lower-Tier REMIC will include the Mortgage Loans, together with the amounts held by the Servicer in a separate account in which collections on the Mortgage Loans will be deposited (the "Certificate Account"), the hazard insurance policies and primary mortgage insurance policies, if any, relating to the Mortgage Loans and any property which secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure.

    The second REMIC (the "Upper-Tier REMIC") will issue all Subclasses of the Class A Certificates, other than the Class A-LR Certificate, and the Class B Certificates. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates (collectively, the "Regular Certificates"), together with the Class A-10 and Class B Certificates, will be designated as regular interests in the Upper-Tier REMIC, and the Class A-R Certificate will be designated as the residual interest in the Upper-Tier REMIC. The regular interests and the residual interest in the Upper-Tier REMIC are referred to herein collectively as the "Upper-Tier Certificates." The Class A-R and Class A-LR Certificates are "Residual Certificates" for purposes of the Prospectus. The assets of the Upper-Tier REMIC will include the uncertificated Lower-Tier REMIC Regular Interests and a separate account in which distributions on the uncertificated Lower-Tier REMIC Regular Interests will be deposited. The aggregate amount distributed to the holders of the Upper-Tier Certificates, payable from such separate account, will be equal to the aggregate distributions in respect of the Mortgage Loans on the uncertificated Lower-Tier REMIC Regular Interests.

    The Offered Certificates will be treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular or residual interests in a REMIC" for domestic building and loan associations, and "real estate assets" for real estate investment trusts, to the extent described in the Prospectus.

REGULAR CERTIFICATES

    The Regular Certificates generally will be treated as newly originated debt instruments for federal income tax purposes. Beneficial Owners (or in the case of Definitive Certificates, holders) of the Regular Certificates will be required to report income on such Certificates in accordance with the accrual method of accounting. It is anticipated that the Class A-5, Class A-6 and Class A-8 Certificates will be issued with original issue discount in an amount equal to the excess of the initial principal balances of such Subclasses over their respective issue prices (including, except in the case of the Class A-8 Certificates, accrued interest). It is further anticipated that the Class A-1 and Class A-3 Certificates will be issued at a premium and that the Class A-2, Class A-4 and Class A-7 Certificates will be issued with DE MINIMIS original issue discount for federal income tax purposes. However, under proposed Treasury regulations, because interest is distributed on the first Distribution Date for a thirty-day period reflecting the preceding calendar month and not the number of days reflecting the longer period between the issue date and the first Distribution Date, Regular Certificates expected to be issued with non-DE MINIMIS original issue discount, such as the Class A-5, Class A-6 and Class A-8 Certificates, may be considered to be issued with original issue discount in an amount equal to the excess of all distributions of principal and interest expected to be received thereon over their respective issue prices (including, except in the case of the Class A-8 Certificates, accrued interest). These Treasury regulations are proposed to be effective only for debt instruments issued 60 or more days after the regulations are issued in final form, and the Seller does not intend to report original issue discount in this manner.

    The Class A-9 Certificates will be considered to be issued with original issue discount in an amount equal to the excess of all distributions of interest thereon over their issue price. Any "negative" amounts of original issue discount on the Class A-9 Certificates attributable to rapid prepayments with respect to the Mortgage Loans will not be deductible currently, but may be offset against future positive accruals of original issue discount, if any.
Finally, the holder of a Class A-9 Certificate may be entitled to a loss deduction to the extent it becomes certain that such holder will not recover a portion of its basis in such Certificate, assuming no further prepayments. Because the initial interest rate on the Class A-9 Certificates is not based on "current" values of LIBOR for all accrual periods to which such rate applies, the Class A-9 Certificates may be regarded as paying an initial fixed rate of interest followed by an "objective rate," as such terms are defined in the Proposed OID Regulations. Under such proposed regulations, it is possible that the Class A-9 Certificates would be treated as issued with contingent interest. However, the Seller believes that such treatment would not result in a material difference in the timing of reporting of income compared to the treatment of the Class A-9 Certificates described above. The Class A-10 Certificates, which are not offered hereby, also will be treated as issued with original issue discount for federal income tax purposes.

    The Prepayment Assumption (as defined in the Prospectus) that is to be used in determining the rate of accrual of original issue discount and whether the original issue discount is considered DE MINIMIS, and that may be used to amortize premium, will be calculated using 150% SPA through the 12th month beginning on the Cut-Off Date, 400% SPA from the 13th month through the 72nd month following the Cut-Off Date and 200% SPA thereafter. No representation is made as to the actual rate at which the Mortgage Loans will prepay.

RESIDUAL CERTIFICATES

    The holders of the Class A-R and Class A-LR Certificates must include the taxable income or loss of the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, in determining their federal taxable income. The Class A-R and Class A-LR Certificates will remain outstanding for federal income tax purposes until there are no Certificates of any other Class outstanding. PROSPECTIVE INVESTORS ARE CAUTIONED THAT THE CLASS A-R CERTIFICATEHOLDER'S REMIC TAXABLE INCOME AND THE TAX LIABILITY

THEREON WILL, AND THE CLASS A-LR CERTIFICATEHOLDER'S REMIC TAXABLE INCOME AND THE TAX LIABILITY THEREON MAY, EXCEED CASH DISTRIBUTIONS TO SUCH HOLDERS DURING CERTAIN PERIODS, IN WHICH EVENT THE HOLDERS THEREOF MUST HAVE SUFFICIENT ALTERNATIVE SOURCES OF FUNDS TO PAY SUCH TAX LIABILITY. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the Upper-Tier REMIC and Lower-Tier REMIC includible by the holders of the Class A-R and Class A-LR Certificates, respectively, will be treated as "excess inclusion" income, resulting in (i) the inability of such holders to use net operating losses to offset such income from the respective REMIC, (ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax-exempt, and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

    Under the REMIC Regulations, because the fair market value of the Class A-R and Class A-LR Certificates will not exceed 2% of the fair market value of the Upper-Tier REMIC and Lower-Tier REMIC, respectively, the Class A-R and Class A-LR Certificates will not have "significant value," and thrift institutions will not be permitted to offset their net operating losses against such excess inclusion income. In addition, under the REMIC Regulations, the Class A-R Certificate will, and Class A-LR Certificate may, be considered to be "noneconomic residual interests," with the result that transfers thereof would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the transferee affidavit used for transfers of the Class A-R and Class A-LR Certificates will require the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur tax liabilities with respect to the Class A-R or Class A-LR Certificate in excess of cash flows generated thereby, (iii) intends to pay taxes associated with holding the Class A-R or Class A-LR Certificate as such taxes become due and (iv) will not transfer the Class A-R or Class A-LR Certificate to any person or entity that does not provide a similar affidavit. The transferor must certify in writing to the Trustee that, as of the date of transfer, it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding sentence were false. Finally, the Class A-R and Class A-LR Certificates generally may not be transferred to a person who is not a U.S. Person (as defined herein). See "Description of the Certificates--Restrictions on Transfer of the Class A-R and Class A-LR Certificates" herein and "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income" and "--Tax-Related Restrictions on Transfer of Residual Certificates--Noneconomic Residual Interests" in the Prospectus.

    Under proposed Treasury regulations relating to original issue discount, the Lower-Tier REMIC Regular Interests would be treated as a single debt instrument for original issue discount purposes because they will be issued in a single transaction to a single holder (the Upper-Tier REMIC). Although there can be no assurance that final regulations will apply this aggregation rule to the Lower-Tier REMIC Regular Interests, the Servicer intends to calculate the taxable income (or net loss) of the Upper-Tier REMIC and Lower-Tier REMIC (and to report to the Class A-R and Class A-LR Certificateholders) by treating the Lower-Tier REMIC Regular Interests as a single debt instrument. A failure of the Lower-Tier REMIC Regular Interests to qualify as a single debt instrument for original issue discount purposes could have a material adverse impact on the timing of taxable income to the Class A-LR Certificateholder.

    An individual, trust or estate that holds the Class A-R or Class A-LR Certificate (whether such Certificate is held directly or indirectly through certain pass-through entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of, Servicing Fees on the Mortgage Loans and other administrative expenses properly allocable to such Certificate in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. In addition, some portion of a purchaser's basis, if any, in the Class A-R or Class A-LR Certificate may not be recovered until termination of the respective REMIC. Furthermore, the federal income tax consequences of any consideration paid to a transferee on a transfer of the Class A-R or Class A-LR Certificate are unclear. The preamble to the

REMIC Regulations indicates that the Internal Revenue Service anticipates providing guidance with respect to the federal tax treatment of such consideration. Any transferee of the Class A-R or Class A-LR Certificate receiving such consideration should consult its tax advisors.

    DUE TO THE SPECIAL TAX TREATMENT OF RESIDUAL INTERESTS, THE EFFECTIVE AFTER-TAX RETURN OF THE CLASS A-R AND CLASS A-LR CERTIFICATES MAY BE SIGNIFICANTLY LOWER THAN WOULD BE THE CASE IF THE CLASS A-R AND CLASS A-LR CERTIFICATES WERE TAXED AS DEBT INSTRUMENTS.

                              ERISA CONSIDERATIONS

    Neither the Class A-R Certificate nor the Class A-LR Certificate may be purchased by or transferred to any person that is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that is subject to the fiduciary responsibility rules of Sections 401-414 of ERISA or Code Section 4975 (an "ERISA Plan") or that is a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") that is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, with an ERISA Plan, a "Plan"), or any person utilizing the assets of such Plan. Accordingly, the following discussion does not purport to discuss the considerations under ERISA, Code Section 4975 or Similar Law with respect to the purchase, acquisition or resale of the Class A-R or the Class A-LR Certificate and for purposes of the following discussion all references to the Offered Certificates are deemed to exclude the Class A-R or the Class A-LR Certificate.

    As described in the Prospectus under "ERISA Considerations," ERISA and the Code impose certain duties and restrictions on ERISA Plans and certain persons who perform services for ERISA Plans. Comparable duties and restrictions may exist under Similar Law on governmental plans and certain persons who perform services for governmental plans. For example, unless exempted, investment by an ERISA Plan in the Offered Certificates may constitute or give rise to a prohibited transaction under ERISA, the Code or Similar Law. There are certain exemptions issued by the United States Department of Labor (the "DOL") that may be applicable to an investment by an ERISA Plan in the Offered Certificates, including the individual administrative exemption described below and Prohibited Transaction Class Exemption 83-1 ("PTE 83-1"). For a further discussion of the individual administrative exemption and PTE 83-1, including the necessary conditions to their applicability, and other important factors to be considered by an ERISA Plan contemplating investing in the Offered Certificates, see "ERISA Considerations" in the Prospectus.

    On April 18, 1991, the DOL issued to the Underwriter an individual administrative exemption, Prohibited Transaction Exemption 91-23, 56 Fed. Reg. 15936 (the "Exemption"), from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by an ERISA Plan of certificates in pass-through trusts that meet the conditions and requirements of the Exemption. The Exemption might apply to the acquisition, holding and resale of the Offered Certificates by an ERISA Plan, provided that specified conditions are met.

    Among the conditions which would have to be satisfied for the Exemption to apply to the acquisition by an ERISA Plan of the Offered Certificates, is the condition that the ERISA Plan investing in the Offered Certificates be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

    Before purchasing an Offered Certificate, a fiduciary of an ERISA Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption or the availability of any other prohibited transaction exemptions (including PTE 83-1), and whether the conditions of any such exemption will be applicable to the Offered Certificates and a fiduciary of a governmental plan should make its own determination as to the need for and availability of any exemptive relief under Similar Law. Any fiduciary of a Plan considering whether to purchase an Offered Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA, the Code or Similar Law to such investment. See "ERISA Considerations" in the Prospectus.

                                LEGAL INVESTMENT

    The Offered Certificates constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (the "Enhancement Act") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As such, the Offered Certificates are legal investments for certain entities to the extent provided in the Enhancement Act. However, institutions subject to the jurisdiction of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration or state banking or insurance authorities should review applicable rules, supervisory policies and guidelines of these agencies before purchasing any of the Offered Certificates, as certain Subclasses of the Class A Certificates may be deemed to be unsuitable investments under one or more of these rules, policies and guidelines and whether certain restrictions may apply to investments in other Subclasses of the Class A Certificates. It should also be noted that certain states recently have enacted, or have proposed enacting, legislation limiting to varying extents the ability of certain entities (in particular insurance companies) to invest in mortgage related securities. Investors should consult with their own legal advisors in determining whether and to what extent Offered Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.

                                SECONDARY MARKET

    There will not be any market for the Offered Certificates prior to the issuance thereof. The Underwriter intends to act as a market maker in the Offered Certificates, subject to applicable provisions of federal and state securities laws and other regulatory requirements, but is under no obligation to do so. There can be no assurance that a secondary market in the Offered Certificates will develop or, if such a market does develop, that it will provide holders of Offered Certificates with liquidity of investment at any particular time or for the life of the Offered Certificates.

                                  UNDERWRITING

    Subject to the terms and conditions of the underwriting agreement dated as of October 5, 1993 (the "Underwriting Agreement") among the Seller, PHMC and Smith Barney Shearson Inc., as underwriter (the "Underwriter"), the Offered
Certificates offered hereby are being purchased from the Seller by the Underwriter upon issuance. The Underwriter is committed to purchase all of the Offered Certificates if any Offered Certificates are purchased. The Underwriter has advised the Seller that it proposes to offer the Offered Certificates, from time to time, for sale in negotiated transactions or otherwise at prices determined at the time of sale. Proceeds to the Seller from the sale of the Offered Certificates will be approximately 99.359375% of the aggregate initial principal balance of the Offered Certificates, plus accrued interest thereon and on the aggregate initial principal balance of the Class A-10 Certificates at the rate of 6.25% per annum from December 1, 1993 to (but not including) December 17, 1993, before deducting expenses payable by the Seller. The Underwriter, which is not an affiliate of the Seller, has advised the Seller that the Underwriter has not allocated the purchase price paid to the Seller among the Subclasses of Offered Certificates. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act.

    The Underwriting Agreement provides that the Seller and PHMC will indemnify the Underwriter against certain civil liabilities under the Securities Act or contribute to payments which the Underwriter may be required to make in respect thereof.

                                 LEGAL MATTERS

    Certain legal matters in connection with the Offered Certificates offered hereby will be passed upon for the Seller by Cadwalader, Wickersham & Taft, New York, New York, and for the Underwriter by Brown & Wood, New York, New York.

                                USE OF PROCEEDS

    The net proceeds to be received from the sale of the Offered Certificates offered hereby will be applied by the Seller to the purchase from PHMC of the Mortgage Loans represented by the Series 1993-58 Certificates. It is expected that PHMC will use the proceeds from the sale of the Mortgage Loans to the Seller for its general business purposes, including, without limitation, the origination or acquisition of new mortgage loans and the repayment of borrowings incurred to finance the origination or acquisition of the Mortgage Loans underlying the Series 1993-58 Certificates.

                                    RATINGS

    It is a condition to the issuance of the Class A Certificates that each Subclass will have been rated "Aaa" by Moody's and "AAA" by Fitch. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating.

    The ratings of Moody's on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which such certificateholders are entitled. Moody's rating opinions address the structural, legal, issuer and tax-related aspects associated with the certificates, including the nature of the underlying mortgage loans and the credit quality of the credit support provider, if any. Moody's ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments may differ from those originally anticipated.

    The ratings of Fitch on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which such certificateholders are entitled. Fitch's rating opinions address the structural and legal aspects associated with the certificates, including the nature of the underlying mortgage loans. Fitch's ratings on pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments.

    The ratings of Moody's and Fitch do not address the possibility that, as a result of principal prepayments, Certificateholders may receive a lower than anticipated yield or that the holders of the Class A-9 Certificates may fail to fully recover their initial investments.

    The Seller has not requested a rating on the Offered Certificates of any Subclass by any rating agency other than Moody's and Fitch, although data with respect to the Mortgage Loans may have been provided to other rating agencies solely for their informational purposes. There can be no assurance that if a rating is assigned to any Subclass of Offered Certificates by any other rating agency such rating will be as high as those assigned by Moody's and Fitch.

                              INDEX OF SIGNIFICANT
                       PROSPECTUS SUPPLEMENT DEFINITIONS

TERM                                                                      PAGE
---------------------------------------------------------------------    ------
Adjusted Pool Amount.................................................     S-25
Adjustment Amount....................................................     S-41
Advance Reserve Fund.................................................     S-37
Advance Reserve Fund Available Advance Amount........................     S-38
Advance Reserve Fund Depository......................................     S-38
Advance Reserve Fund Required Amount.................................     S-38
Advance Reserve Fund Trigger Date....................................     S-37
Bankruptcy Loss......................................................     S-29
Bankruptcy Loss Amount...............................................     S-42
Beneficial Owner.....................................................     S-20
Book-Entry Certificates..............................................     S-2
Cede.................................................................     S-20
Class A Certificates.................................................    Cover
Class A Distribution Amount..........................................     S-23
Class A Optimal Amount...............................................     S-27
Class A Optimal Principal Amount.....................................     S-28
Class A Percentage...................................................     S-30
Class A Prepayment Percentage........................................     S-30
Class A Principal Balance............................................     S-25
Class A Principal Distribution Amount................................     S-28
Class A Subclass Interest Accrual Amount.............................     S-24
Class A Subclass Interest Shortfall Amount...........................     S-27
Class A Subclass Principal Balance...................................     S-25
Class A-9 Notional Amount............................................     S-26
Class A-10 Notional Amount...........................................     S-26
Class A-LR Notional Amount...........................................     S-26
Class B Certificates.................................................    Cover
Class B Interest Accrual Amount......................................     S-25
Class B Percentage...................................................     S-31
Class B Prepayment Percentage........................................     S-31
Class B Principal Balance............................................     S-25
Code.................................................................     S-19
Companion Certificates...............................................    Cover
Cooperatives.........................................................     S-43
Co-op Shares.........................................................     S-43
Cross-Over Date......................................................     S-40
Cut-Off Date Aggregate Principal Balance.............................     S-43
Debt Service Reduction...............................................     S-29
Deficient Valuation..................................................     S-30
Definitive Certificates..............................................     S-20
Depository Agreement.................................................     S-38
Determination Date...................................................     S-22
Distribution Date....................................................     S-22
DTC..................................................................     S-6
Enhancement Act......................................................     S-71
ERISA................................................................     S-70
ERISA Plan...........................................................     S-70
Excess Bankruptcy Losses.............................................     S-42
Excess Fraud Losses..................................................     S-42
Excess Special Hazard Losses.........................................     S-41
Exemption............................................................     S-70
Fitch................................................................     S-4
Fraud Loss...........................................................     S-29
Fraud Loss Amount....................................................     S-42

TERM                                                                      PAGE
---------------------------------------------------------------------    ------
Indirect Participants................................................     S-20
LIBOR................................................................     S-24
LIBOR Based Interest Accrual Period..................................     S-23
Liquidated Loan......................................................     S-29
Liquidated Loan Loss.................................................     S-29
Lower-Tier REMIC.....................................................     S-2
Lower-Tier REMIC Regular Interest....................................     S-67
Moody's..............................................................     S-4
Mortgage Loans.......................................................     S-2
Mortgaged Properties.................................................     S-43
Mortgages............................................................     S-43
Net Foreclosure Profits..............................................     S-37
Net Mortgage Interest Rate...........................................     S-25
Non-sponsored Relocation Loans.......................................     S-43
Non-Supported Interest Shortfall.....................................     S-26
Partial Liquidation Proceed..........................................     S-29
Participants.........................................................     S-20
Percentage Interest..................................................     S-23
Periodic Advance.....................................................     S-37
PHMC.................................................................     S-2
Plan.................................................................     S-19
Pool Distribution Amount.............................................     S-22
Pool Distribution Amount Allocation..................................     S-23
Pool Scheduled Principal Balance.....................................     S-30
Pooling and Servicing Agreement......................................     S-65
Prepayment Interest Shortfalls.......................................     S-26
Prepayment Scenarios.................................................     S-58
Program Loans........................................................     S-51
Rate Determination Date..............................................     S-25
Realized Losses......................................................     S-30
Reduction Amount.....................................................     S-32
Record Date..........................................................     S-22
Regular Certificates.................................................     S-67
Regular Interest Accrual Period......................................     S-23
Relocation Mortgage Loans............................................     S-2
RELO Program Loans...................................................     S-51
REMIC................................................................     S-2
Rules................................................................     S-20
Scheduled Certificates...............................................    Cover
Scheduled Principal Balance..........................................     S-29
Securities Act.......................................................     S-70
Seller...............................................................     S-2
Series 1993-58 Certificates..........................................    Cover
Servicer.............................................................     S-2
Servicing Fee........................................................     S-66
Similar Law..........................................................     S-19
SPA..................................................................     S-58
Special Hazard Loss..................................................     S-29
Special Hazard Loss Amount...........................................     S-41
Sponsored Relocation Loans...........................................     S-43
Subclass.............................................................    Cover
Subsidy Loans........................................................     S-44
Trust Estate.........................................................     S-2
Upper-Tier REMIC.....................................................     S-2
Underwriter..........................................................     S-71
Underwriting Agreement...............................................     S-71

THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC. [LOGO]
                                     Seller
                       Mortgage Pass-Through Certificates
                              (Issuable in Series)
                             ---------------------

    The Prudential Home Mortgage Securities Company, Inc. (the "Seller" or "PHMSC") may sell from time to time under this Prospectus and related Prospectus Supplements Mortgage Pass-Through Certificates (the "Certificates"), issuable in series (each, a "Series") consisting of one or more classes (each, a "Class") of Certificates.

    The Certificates of a Series will represent beneficial ownership interests in a separate trust formed by the Seller. Unless otherwise specified in the applicable Prospectus Supplement, the property of each such trust (for each Series, the "Trust Estate") will be comprised primarily of fixed or adjustable interest rate, conventional, monthly pay, fully-amortizing first mortgage loans (the "Mortgage Loans"), secured by one- to four-family residential properties. Unless otherwise specified in the applicable prospectus supplement, the Mortgage Loans will have been acquired by the Seller from its affiliate, The Prudential Home Mortgage Company, Inc. ("PHMC"), and will have been underwritten to PHMC's underwriting standards. Unless otherwise specified in the applicable prospectus supplement, all of the Mortgage Loans will be serviced by PHMC (PHMC in its capacity as servicer being referred to hereafter as the "Servicer").

    The Certificates of a Series will consist of (i) one or more Classes of Certificates representing fractional undivided interests in all the principal payments and the interest payments, to the extent of the related Net Mortgage Interest Rate (as defined herein), on the related Mortgage Loans ("Standard Certificates"), (ii) one or more Classes of Certificates representing fractional undivided interests in all or specified portions of the principal payments and/or interest payments, to the extent of the related Net Mortgage Interest Rate, on the related Mortgage Loans ("Stripped Certificates"), or (iii) two or more Classes of Certificates ("Multi-Class Certificates"), each of which will be assigned a principal balance (a "Stated Amount"), and each of which may bear interest on the Stated Amount at a fixed rate (which may be zero) specified in, or a variable rate determined as specified in, the applicable Prospectus Supplement (the "Interest Rate"). Any Class of Certificates may be divided into two or more subclasses (each, a "Subclass").

    Each Series of Certificates may include one or more Classes of Certificates (the "Subordinated Certificates") that are subordinate in right of distributions to such rights of one or more of the other Classes of such Series (the "Senior Certificates"). If specified in the applicable Prospectus Supplement, the relative interests of the Senior Certificates and the Subordinated Certificates of a Series in the Trust Estate may be subject to adjustment from time to time on the basis of distributions received in respect thereof. Any Class of Senior Certificates or Subordinated Certificates may, as described above, be divided into two or more Subclasses. If specified in the Prospectus Supplement, credit support may also be provided for any Series of Certificates in the form of a guarantee, letter of credit, mortgage pool insurance policy or other form of credit enhancement as described herein or therein.

    Except for the Seller's limited obligation in connection with certain breaches of its representations and warranties and certain other undertakings and PHMC's obligations as Servicer, neither the Seller, the Servicer, nor any affiliate of the Seller or the Servicer, will have any obligations with respect to the Certificates. In the event of delinquencies in payments on the Mortgage Loans, the Servicer will be obligated to make advances which it determines will be recoverable from future payments and collections on the Mortgage Loans.

    An election will be made to treat each Trust Estate (or a segregated pool of assets therein) underlying a Series of Multi-Class Certificates or a Series of Certificates in which the relative interests in the Trust Estate of the Classes of Senior Certificates and Subordinated Certificates are subject to adjustment as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. Such an election may also be made with respect to any other Trust Estate. See "Certain Federal Income Tax Consequences."

    There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a market will develop, or that if such a market does develop, it will provide Certificateholders with liquidity of investment or will continue for the life of the Certificates.
                           --------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON  THE  ACCURACY  OR ADEQUACY  OF  THIS  PROSPECTUS.  ANY
       REPRESENTATION   TO   THE   CONTRARY   IS   A   CRIMINAL  OFFENSE.
                            ------------------------

    The Certificates may be sold from time to time by the Seller through dealers or agents, through underwriting syndicates led by one or more managing underwriters or through one or more underwriters acting alone. See "Plan of Distribution." Affiliates of the Seller may from time to time act as agents or underwriters in connection with the sale of the Certificates. The terms of a particular offering will be set forth in the Prospectus Supplement relating to such offering.

    THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES UNLESS ACCOMPANIED BY THE PROSPECTUS SUPPLEMENT RELATING TO THE OFFERING OF SUCH CERTIFICATES.
                           --------------------------

               The date of this Prospectus is September 10, 1993

                                    REPORTS

    The Servicer, or the Paying Agent appointed by the Servicer, will furnish the Certificateholders of each Series, in connection with each distribution and annually, statements containing information with respect to principal and interest payments and the related Trust Estate, as described herein and in the applicable Prospectus Supplement for such Series. No information contained in such reports will have been examined or reported upon by an independent public accountant. See "Servicing of the Mortgage Loans--Reports to Certificateholders." The Servicer will also furnish periodic statements setting forth certain specified information to the Trustee identified in the Prospectus Supplement. See "Servicing of the Mortgage Loans--Reports to the Trustee." In addition, annually the Servicer will furnish the Trustee for each Series a statement from a firm of independent public accountants with respect to the examination of certain documents and records relating to the mortgage loans serviced by the Servicer under the related Pooling and Servicing Agreement and other similar servicing agreements. See "Servicing of the Mortgage Loans--Evidence as to Compliance." Copies of the monthly and annual statements provided by the Servicer to the Trustee will be furnished to Certificateholders of each Series upon request addressed to the Servicer c/o The Prudential Home Mortgage Company, Inc., 7470 New Technology Way, Frederick, Maryland 21701,
Attention: Legal Department.

                             ADDITIONAL INFORMATION

    This Prospectus contains, and the Prospectus Supplement for each Series of Certificates will contain, a summary of the material terms of the documents referred to herein and therein, but neither contains nor will contain all of the information set forth in the Registration Statement of which this Prospectus is a part. For further information, reference is made to such Registration
Statement and the exhibits thereto which the Seller has filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., under the Securities Act of 1933, as amended (the "Securities Act"). Statements contained in this Prospectus and any Prospectus Supplement as to the contents of any contract or other document referred to are summaries and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549 upon payment of the prescribed charges, or may be examined free of charge at the Commission's offices, 450 Fifth Street N.W., Washington, D.C. 20549 or at the regional offices of the Commission located at Room 1400, 75 Park Place, New York, New York 10007 and 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of any documents incorporated herein by reference will be provided to each person to whom a Prospectus is delivered upon written or oral request directed to The Prudential Home Mortgage Securities Company, Inc., 7470 New Technology Way, Frederick, Maryland 21701, telephone number 301-846-8199.

                        ADDITIONAL DETAILED INFORMATION

    The Seller intends to offer by subscription detailed mortgage loan information in machine readable format updated on a monthly basis (the "Detailed Information") with respect to each outstanding Series of Certificates. The Detailed Information will reflect payments made on the individual mortgage loans, including prepayments in full and in part made on such mortgage loans, as well as the liquidation of any such mortgage loans, and will identify various characteristics of the mortgage loans. Among the initial subscribers of the Detailed Information will be a number of major investment brokerage firms as well as financial information service firms. Some of such firms, including certain investment brokerage firms as well as Bloomberg L.P. through the "The Bloomberg (R)" service and Merrill Lynch Mortgage Capital Inc. through the "CMO Passport-Registered Trademark-" service, may, in accordance with their individual business practices and fee schedules, if any, make portions of, or summaries of portions of, the Detailed Information available to their customers and subscribers. The Seller, the Servicer and any affiliates thereof take no responsibility for the actions of such firms in processing, analyzing or disseminating such information. For further information regarding the Detailed Information and subscriptions thereto, please contact The Prudential Home Mortgage Securities Company, Inc., 7470 New Technology Way, Frederick, Maryland 21701, telephone number (301) 846-8199.

                               TABLE OF CONTENTS

                                   PROSPECTUS

                                                                                                                PAGE
                                                                                                                -----
Reports....................................................................................................           2
Additional Information.....................................................................................           2
Additional Detailed Information............................................................................           2
Summary of Prospectus......................................................................................           7
Title of Securities........................................................................................           7
Seller.....................................................................................................           7
Servicer...................................................................................................           7
The Trust Estates..........................................................................................           7
Description of the Certificates............................................................................           7
    A. Standard Certificates...............................................................................           8
    B. Stripped Certificates...............................................................................           8
    C. Shifting Interest Certificates......................................................................           8
    D. Multi-Class Certificates............................................................................           8
Cut-Off Date...............................................................................................           8
Distribution Dates.........................................................................................           8
Record Dates...............................................................................................           9
Interest...................................................................................................           9
Principal (Including Prepayments)..........................................................................           9
Distributions in Reduction of Stated Amount................................................................           9
Credit Enhancement.........................................................................................           9
Periodic Advances..........................................................................................          11
Optional Purchase of Mortgage Loans........................................................................          11
ERISA Limitations..........................................................................................          11
Tax Status.................................................................................................          11
Rating.....................................................................................................          11
The Trust Estates..........................................................................................          12
General....................................................................................................          12
Mortgage Loans.............................................................................................          12
    INSURANCE POLICIES.....................................................................................          15
    ACQUISITION OF THE MORTGAGE
      LOANS FROM PHMC......................................................................................          16
    ASSIGNMENT OF MORTGAGE LOANS
      TO THE TRUSTEE.......................................................................................          16
    REPRESENTATIONS AND WARRANTIES.........................................................................          18
    OPTIONAL REPURCHASES...................................................................................          21
Description of The Certificates............................................................................          22
General....................................................................................................          22
Percentage Certificates....................................................................................          23
Multi-Class Certificates...................................................................................          24
Distributions to Percentage
 Certificateholders........................................................................................          24
    CERTIFICATES OTHER THAN SHIFTING
      INTEREST CERTIFICATES................................................................................          24
    CALCULATION OF DISTRIBUTABLE AMOUNTS...................................................................          24
    DETERMINATION OF AMOUNTS TO
      BE DISTRIBUTED.......................................................................................          26
    SHIFTING INTEREST CERTIFICATES.........................................................................          28

                                                                                                                PAGE
                                                                                                                -----
Example of Distribution to
 Percentage Certificateholders.............................................................................          30
Distributions to Multi-Class Certificateholders............................................................          31
    VALUATION OF MORTGAGE LOANS............................................................................          32
    SPECIAL DISTRIBUTIONS..................................................................................          33
    LAST SCHEDULED DISTRIBUTION DATE.......................................................................          33
Credit Support.............................................................................................          34
Subordination..............................................................................................          34
    CERTIFICATES OTHER THAN SHIFTING INTEREST CERTIFICATES.................................................          34
    SHIFTING INTEREST CERTIFICATES.........................................................................          36
Other Credit Enhancement...................................................................................          38
    LIMITED GUARANTEE......................................................................................          38
    LETTER OF CREDIT.......................................................................................          38
    POOL INSURANCE POLICIES................................................................................          38
    SPECIAL HAZARD INSURANCE POLICIES......................................................................          38
    MORTGAGOR BANKRUPTCY BOND..............................................................................          38
Prepayment and Yield Considerations........................................................................          39
Pass-Through Rates and Interest Rates......................................................................          39
Scheduled Delays in Distributions..........................................................................          39
Effect of Principal Prepayments............................................................................          39
Weighted Average Life of Certificates......................................................................          40
The Seller.................................................................................................          41
PHMC.......................................................................................................          42
General....................................................................................................          42
Mortgage Loan Production Sources...........................................................................          43
Mortgage Loan Underwriting.................................................................................          45
Mortgage Origination Processing............................................................................          48
Servicing..................................................................................................          48
Use of Proceeds............................................................................................          48
Servicing of the Mortgage Loans............................................................................          48
The Servicer...............................................................................................          48
Payments on Mortgage Loans.................................................................................          49
Periodic Advances and Limitations Thereon..................................................................          51
Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans......................................          51
Reports to Certificateholders..............................................................................          52
Reports to the Trustee.....................................................................................          53
Collection and Other Servicing Procedures..................................................................          54
Enforcement of Due-on-Sale Clauses;
 Realization Upon Defaulted Mortgage Loans.................................................................          54
Fixed Retained Yield, Servicing Compensation and Payment of Expenses.......................................          56
Evidence as to Compliance..................................................................................          57
Certain Matters Regarding the Servicer.....................................................................          57
The Pooling and Servicing Agreement........................................................................          58
Events of Default..........................................................................................          58
Rights Upon Event of Default...............................................................................          58
Amendment..................................................................................................          59
Termination; Purchase of Mortgage Loans....................................................................          60
The Trustee................................................................................................          61

                                                                                                                PAGE
                                                                                                                -----
Certain Legal Aspects of the Mortgage Loans................................................................          61
General....................................................................................................          61
Foreclosure................................................................................................          61
Foreclosure on Shares of Cooperatives......................................................................          62
Rights of Redemption.......................................................................................          63
Anti-Deficiency Legislation and Other Limitations on Lenders...............................................          63
Soldiers' and Sailors' Civil Relief Act and Similar Laws...................................................          64
Environmental Considerations...............................................................................          65
"Due-on-Sale" Clauses......................................................................................          65
Applicability of Usury Laws................................................................................          66
Enforceability of Certain Provisions.......................................................................          67
Certain Federal Income Tax Consequences....................................................................          67
Federal Income Tax Consequences for REMIC Certificates.....................................................          67
  General..................................................................................................          67
  Status of REMIC Certificates.............................................................................          68
  Qualification as a REMIC.................................................................................          68
  Taxation of Regular Certificates.........................................................................          70
    GENERAL................................................................................................          70
    ORIGINAL ISSUE DISCOUNT................................................................................          70
    VARIABLE RATE REGULAR CERTIFICATES.....................................................................          72
    MARKET DISCOUNT........................................................................................          73
    PREMIUM................................................................................................          74
    TREATMENT OF LOSSES....................................................................................          74
    SALE OR EXCHANGE OF REGULAR CERTIFICATES...............................................................          75
Taxation of Residual Certificates..........................................................................          75
    TAXATION OF REMIC INCOME...............................................................................          75
    BASIS AND LOSSES.......................................................................................          77
    TREATMENT OF CERTAIN ITEMS OF REMIC INCOME AND EXPENSE.................................................          77
      ORIGINAL ISSUE DISCOUNT..............................................................................          77
      MARKET DISCOUNT......................................................................................          77
      PREMIUM..............................................................................................          78
    LIMITATIONS ON OFFSET OR EXEMPTION OF REMIC INCOME.....................................................          78
    TAX-RELATED RESTRICTIONS ON TRANSFER OF RESIDUAL CERTIFICATES..........................................          79
      DISQUALIFIED ORGANIZATIONS...........................................................................          79
      NONECONOMIC RESIDUAL INTERESTS.......................................................................          80
      FOREIGN INVESTORS....................................................................................          81
    SALE OR EXCHANGE OF A RESIDUAL CERTIFICATE.............................................................          81
    TAXES THAT MAY BE IMPOSED ON THE REMIC POOL............................................................          81
      PROHIBITED TRANSACTIONS..............................................................................          81
      CONTRIBUTIONS TO THE REMIC POOL AFTER THE STARTUP DAY................................................          82
      NET INCOME FROM FORECLOSURE PROPERTY.................................................................          82
    LIQUIDATION OF THE REMIC POOL..........................................................................          82
    ADMINISTRATIVE MATTERS.................................................................................          82
Limitations on Deduction of Certain Expenses...............................................................          83
Taxation of Certain Foreign Investors......................................................................          83
    REGULAR CERTIFICATES...................................................................................          83
    RESIDUAL CERTIFICATES..................................................................................          84
Backup Withholding.........................................................................................          84
Reporting Requirements.....................................................................................          84

                                                                                                                PAGE
                                                                                                                -----
Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made.....................          85
Standard Certificates......................................................................................          85
    GENERAL................................................................................................          85
    TAX STATUS.............................................................................................          86
    PREMIUM AND DISCOUNT...................................................................................          86
      PREMIUM..............................................................................................          86
      ORIGINAL ISSUE DISCOUNT..............................................................................          86
      MARKET DISCOUNT......................................................................................          87
    RECHARACTERIZATION OF SERVICING FEES...................................................................          87
    SALE OR EXCHANGE OF STANDARD CERTIFICATES..............................................................          88
Stripped Certificates......................................................................................          88
    GENERAL................................................................................................          88
    STATUS OF STRIPPED CERTIFICATES........................................................................          89
    TAXATION OF STRIPPED CERTIFICATES......................................................................          90
    ORIGINAL ISSUE DISCOUNT................................................................................          90
      SALE OR EXCHANGE OF STRIPPED CERTIFICATES............................................................          91
      PURCHASE OF MORE THAN ONE CLASS OF STRIPPED CERTIFICATES.............................................          91
      POSSIBLE ALTERNATIVE CHARACTERIZATIONS...............................................................          91
Reporting Requirements and Backup Withholding..............................................................          91
Taxation of Certain Foreign Investors......................................................................          92
ERISA Considerations.......................................................................................          92
General....................................................................................................          92
Certain Requirements Under ERISA...........................................................................          92
    GENERAL................................................................................................          92
    PARTIES IN INTEREST/DISQUALIFIED PERSONS...............................................................          92
    DELEGATION OF FIDUCIARY DUTY...........................................................................          93
Administrative Exemptions..................................................................................          93
    INDIVIDUAL ADMINISTRATIVE EXEMPTIONS...................................................................          93
Exempt Plans...............................................................................................          95
Unrelated Business Taxable Income--Residual Certificates...................................................          95
Legal Investment...........................................................................................          96
Plan of Distribution.......................................................................................          97
Legal Matters..............................................................................................          98
Rating.....................................................................................................          98
Index of Significant Definitions...........................................................................          99

                             SUMMARY OF PROSPECTUS

    THE  FOLLOWING IS  QUALIFIED IN  ITS ENTIRETY  BY REFERENCE  TO THE DETAILED
INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS, AND BY REFERENCE TO THE INFORMATION WITH RESPECT TO EACH SERIES OF CERTIFICATES CONTAINED IN THE APPLICABLE PROSPECTUS SUPPLEMENT. CERTAIN CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN ELSEWHERE IN THIS PROSPECTUS.

Title of Securities...............  Mortgage Pass-Through Certificates (Issuable in Series).
Seller............................  The Prudential  Home Mortgage  Securities Company,  Inc.
                                    (the "Seller"), a direct, wholly-owned subsidiary of The
                                    Prudential  Home Mortgage Company,  Inc. ("PHMC"), which
                                    is a  direct,  wholly-owned  subsidiary  of  Residential
                                    Services  Corporation of America.  See "The Seller." The
                                    Seller  and   PHMC  are   each  indirect,   wholly-owned
                                    subsidiaries  of  The  Prudential  Insurance  Company of
                                    America ("Prudential Insurance").
Servicer..........................  PHMC (in such  capacity, the  "Servicer"). The  Servicer will  service the  Mortgage Loans  comprising each Trust
                                    Estate and administer  each Trust Estate  pursuant to  a
                                    Pooling  and Servicing  Agreement (each,  a "Pooling and
                                    Servicing Agreement").  See "Servicing  of the  Mortgage
                                    Loans."
The Trust Estates.................  Each  Trust Estate will consist  of the related Mortgage
                                    Loans (other than the  Fixed Retained Yield (as  defined
                                    herein),  if any) and certain other related property, as
                                    specified  in  the  applicable  Prospectus   Supplement.
                                    Unless  otherwise specified in the applicable Prospectus
                                    Supplement, the  Mortgage  Loans will  be  conventional,
                                    fixed  interest  rate,  monthly  pay,  fully-amortizing,
                                    level payment,  one-  to four-family  residential  first
                                    mortgage  loans.  If  so  specified  in  the  applicable
                                    Prospectus Supplement, a Trust Estate may include  fully
                                    amortizing,  adjustable  rate  Mortgage  Loans, Mortgage
                                    Loans secured  by condominium  units, townhouses,  units
                                    located  within  planned  unit  developments,  long-term
                                    leases with  respect to  any  of the  foregoing,  shares
                                    issued   by  cooperative  housing  corporations,  and/or
                                    Mortgage   Loans   which   are   subject   to   interest
                                    differential  subsidy agreements or buydown schedules or
                                    which provide for balloon payments of principal.
                                    The Mortgage Loans will have been acquired by the Seller
                                    from  its  affiliate  PHMC  or  another  affiliate.  The
                                    Mortgage Loans will have been originated by PHMC or will
                                    have  been  acquired by  PHMC  from other  mortgage loan
                                    originators, in each case for its own account or for the
                                    account of an affiliate. All of the Mortgage Loans  will
                                    have  been  underwritten to  PHMC's standards.  See "The
                                    Trust Estates."
                                    The particular characteristics or expected
                                    characteristics of each Trust  Estate will be set  forth
                                    in the applicable Prospectus Supplement.
Description of the Certificates...  Each  Series  will consist  of  one or  more  Classes of
                                    Certificates which  may  be (i)  Standard  Certificates,
                                    (ii) Stripped Certificates,

                                    or  (iii)  Multi-Class  Certificates.  Unless  otherwise
                                    specified in the  applicable Prospectus Supplement,  the
                                    Certificates  will be  offered only  in fully-registered
                                    form.
  A.  Standard Certificates.......  Standard Certificates of a  Series will each evidence  a fractional  undivided beneficial interest in the related
                                    Trust Estate and will entitle the holder thereof to  its
                                    proportionate share of a percentage of the principal and
                                    interest  payments (to the extent  of the applicable Net
                                    Mortgage Interest Rate) on the related Mortgage Loans.
  B.  Stripped Certificates.......  Stripped Certificates  will each  evidence a  fractional undivided  beneficial  interest  in  the  related  Trust
                                    Estate and  will  entitle  the  holder  thereof  to  its
                                    proportionate share of a specified portion (which may be
                                    zero)  of principal payments  and/or a specified portion
                                    (which may be zero) of interest payments (to the  extent
                                    of  the applicable  Net Mortgage  Interest Rate)  on the
                                    related Mortgage Loans.
  C.  Shifting Interest
  Certificates....................  Shifting Interest Certificates of a Series are  Standard
                                    or  Stripped Certificates, credit  enhancement for which
                                    is supplied by the adjustment  from time to time of  the
                                    relative  interests in  the Trust  Estate of  the Senior
                                    Certificates and the  Subordinated Certificates of  such
                                    Series.   See  "Description  of  the  Certificates--Dis-
                                    tributions  to  Percentage  Certificateholders--Shifting
                                    Interest Certificates" and "Credit
                                    Support--Subordination--Shifting Interest Certificates."
  D.  Multi-Class Certificates....  Each  Series of Multi-Class Certificates will consist of
                                    Certificates,  each  of  which  evidences  a  beneficial
                                    interest  in the  related Trust Estate  and entitles the
                                    holder thereof to interest  payments on the  outstanding
                                    Stated  Amount  thereof at  a fixed  rate (which  may be
                                    zero) specified  in, or  a variable  rate determined  as
                                    specified  in, the applicable Prospectus Supplement, and
                                    distributions  in  reduction   of  such  Stated   Amount
                                    determined in the manner and applied in the priority set
                                    forth  in  the  applicable  Prospectus  Supplement.  The
                                    aggregate Stated  Amount  of  a  Series  of  Multi-Class
                                    Certificates  may be  less than  the aggregate principal
                                    balance of the related Mortgage Loans.
Cut-Off Date......................  The  date   specified  in   the  applicable   Prospectus
                                    Supplement.
Distribution Dates................  Distributions  on  Standard  Certificates  and  Stripped
                                    Certificates will generally be made on the 25th day (or,
                                    if such  day is  not a  business day,  the business  day
                                    following  the 25th day) of  each month, commencing with
                                    the month following  the month in  which the  applicable
                                    Cut-Off  Date  occurs  (each,  a  "Distribution  Date").
                                    Distributions on Multi-Class  Certificates will be  made
                                    monthly,  quarterly,  or  semi-annually,  on  the  dates
                                    specified in the applicable Prospectus Supplement.

Record Dates......................  Distributions will be made on each Distribution Date  to
                                    Certificateholders of record at the close of business on
                                    (unless  a different date is specified in the applicable
                                    Prospectus Supplement)  the  last business  day  of  the
                                    month  preceding  the month  in which  such Distribution
                                    Date occurs (each, a "Record Date").
Interest..........................  With respect to a  Series of Certificates consisting  of
                                    Standard Certificates or Stripped Certificates, interest
                                    on   the  related  Mortgage   Loans  at  the  applicable
                                    pass-through rate  for  each  Class  and  Subclass  (the
                                    "Pass-Through  Rate"),  as set  forth in  the applicable
                                    Prospectus Supplement, will be passed through monthly to
                                    holders thereof, in accordance with the particular terms
                                    of  each  such   Certificate.  Holders  of   Multi-Class
                                    Certificates  will receive distributions  of interest on
                                    the Stated Amount of such Certificate, without regard to
                                    the  Net  Mortgage  Interest  Rate  on  the   underlying
                                    Mortgage  Loans. The Net Mortgage Interest Rate for each
                                    Mortgage Loan in a given period will equal the  mortgage
                                    interest  rate for such Mortgage Loan in such period, as
                                    specified in the  related mortgage  note (the  "Mortgage
                                    Interest  Rate"), less  the retained yield,  if any (the
                                    "Fixed Retained Yield"), and less an amount reserved for
                                    servicing the Mortgage  Loan and  administration of  the
                                    related  Trust  Estate and  related expenses  (the "Ser-
                                    vicing Fee").
Principal (Including
  Prepayments)....................  With respect  to a  Series of  Standard Certificates  or
                                    Stripped Certificates, unless otherwise specified in the
                                    applicable  Prospectus  Supplement,  principal  payments
                                    (including prepayments in full received on each  related
                                    Mortgage  Loan during  the month preceding  the month in
                                    which a Distribution Date occurs and partial prepayments
                                    received by the Servicer prior to the Determination Date
                                    preceding such Distribution Date) will be passed through
                                    to holders on such Distribution Date.
Distributions in Reduction of
  Stated Amount...................  With respect to  a Series  of Multi-Class  Certificates, distributions in reduction of Stated Amount will be made
                                    on  each Distribution Date to  the holders of each Class
                                    then entitled to  receive such  distributions until  the
                                    aggregate  amount of such distributions have reduced the
                                    Stated Amount  of each  such  Class of  Certificates  to
                                    zero.  Distributions in reduction  of Stated Amount will
                                    be allocated among the  Classes of such Certificates  in
                                    the   manner  specified  in  the  applicable  Prospectus
                                    Supplement. See "Description of the
                                    Certificates--Distributions to Multi-Class Cer-
                                    tificateholders."
Credit Enhancement................  A Series of Certificates may include one or more Classes of Senior  Certificates  and  one  or  more  Classes  of
                                    Subordinated  Certificates. The rights of the holders of
                                    Subordinated  Certificates  of   a  Series  to   receive
                                    distributions with respect to the related Mortgage Loans
                                    will  be subordinated to  such rights of  the holders of
                                    the Senior Certificates of the same Series to the extent
                                    (the "Subordinated Amount") specified in the  applicable
                                    Prospectus

                                    Supplement.  This subordination  is intended  to enhance
                                    the likelihood  of  the  timely receipt  by  the  Senior
                                    Certificateholders   of  their  proportionate  share  of
                                    scheduled monthly principal and interest payments on the
                                    related Mortgage  Loans  and  to  protect  them  against
                                    losses.   This  protection  will   be  effected  by  the
                                    preferential right of  the Senior Certificateholders  to
                                    receive  current distributions  on the  related Mortgage
                                    Loans and (if so specified in the applicable  Prospectus
                                    Supplement)  by the establishment of a reserve fund (the
                                    "Subordination  Reserve  Fund")  with  respect  to  each
                                    Series   of  Certificates  that   includes  a  Class  of
                                    Subordinated  Certificates.  Any  Subordination  Reserve
                                    Fund  may be  funded initially with  the Initial Deposit
                                    (as defined  herein)  in  an  amount  specified  in  the
                                    applicable Prospectus Supplement, and may be funded from
                                    time  to  time  from  payments  on  the  Mortgage  Loans
                                    otherwise distributable to the Subordinated
                                    Certificateholders in  the  manner  and  to  the  extent
                                    specified  in the applicable  Prospectus Supplement. The
                                    maintenance  of  any   Subordination  Reserve  Fund   is
                                    intended   to   provide   liquidity,   but   in  certain
                                    circumstances the  Subordination Reserve  Fund could  be
                                    depleted   and,   if   other   amounts   available   for
                                    distribution are insufficient, shortfalls in
                                    distributions to  the  Senior  Certificateholders  could
                                    result.  Until  the  Subordinated Amount  is  reduced to
                                    zero, Senior  Certificateholders  will  be  entitled  to
                                    receive  the amount of any such shortfall, together with
                                    interest at  the applicable  Pass-Through Rate,  on  the
                                    next   Distribution  Date   (as  defined   herein).  The
                                    Subordinated  Amount  is  intended  to  protect   Senior
                                    Certificateholders  against  losses; however,  if losses
                                    realized on the  Mortgage Loans  in a  Trust Estate  are
                                    exceptionally  high Senior  Certificateholders will bear
                                    their proportionate share of any losses realized on  the
                                    related  Mortgage  Loans  in  excess  of  the applicable
                                    Subordinated Amount.
                                    If so specified in the applicable Prospectus Supplement,
                                    the   protection   afforded   to   holders   of   Senior
                                    Certificates of a Series by the subordination of certain
                                    rights  of holders of  Subordinated Certificates of such
                                    Series to distributions  on the  related Mortgage  Loans
                                    may  be effected by  a method other  than that described
                                    above, such as, in the  event that the applicable  Trust
                                    Estate  (or a segregated pool  of assets therein) elects
                                    to be treated as a REMIC, the reallocation from time  to
                                    time, on the basis of distributions previously received,
                                    of  the  respective percentage  interests of  the Senior
                                    Certificates and  the Subordinated  Certificates in  the
                                    related   Trust   Estate.   See   "Description   of  the
                                    Certificates--Distributions to Percentage
                                    Certificateholders-- Shifting Interest Certificates."
                                    The Certificates  of  any Series,  or  any one  or  more
                                    Classes  thereof, may be  entitled to the  benefits of a
                                    guarantee, letter  of  credit, mortgage  pool  insurance
                                    policy  or other form of credit enhancement as specified
                                    in   the   applicable    Prospectus   Supplement.    See
                                    "Description of the Certificates" and "Credit Support."

Periodic Advances.................  In  the  event  of  delinquencies  in  payments  on  the
                                    Mortgage Loans, the Servicer will make advances of  cash
                                    ("Periodic  Advances")  to the  Certificate  Account (as
                                    defined  herein)  to  the   extent  that  the   Servicer
                                    determines  such Periodic Advances  would be recoverable
                                    from future  payments and  collections on  the  Mortgage
                                    Loans.  Any such Periodic  Advances will be reimbursable
                                    to the Servicer as described herein and in the  applica-
                                    ble   Prospectus  Supplement.  See   "Servicing  of  the
                                    Mortgage  Loans--Periodic   Advances   and   Limitations
                                    Thereon."
Optional Purchase of Mortgage
  Loans...........................  The  Seller may, at its option, repurchase any defaulted
                                    Mortgage  Loan.   See   "The   Trust   Estates--Mortgage
                                    Loans--Optional  Repurchases."  If so  specified  in the
                                    Prospectus Supplement with respect to a Series, all, but
                                    not less than all, of the Mortgage Loans in the  related
                                    Trust  Estate  and  any  property  acquired  in  respect
                                    thereof at the time, may  be purchased by the person  or
                                    persons  specified in such  Prospectus Supplement in the
                                    manner and  at the  price specified  in such  Prospectus
                                    Supplement.  In the  event that  an election  is made to
                                    treat the related Trust Estate (or a segregated pool  of
                                    assets  therein) as a  REMIC, any such  purchase will be
                                    effected only pursuant to a "qualified liquidation,"  as
                                    defined under Section 860F(a)(4)(A) of the Internal Rev-
                                    enue  Code of 1986, as amended (the "Code"). Exercise of
                                    the right of purchase  will effect the early  retirement
                                    of  the Certificates of that Series. See "Prepayment and
                                    Yield Considerations."
ERISA Limitations.................  A fiduciary of any employee benefit plan subject to  the fiduciary  responsibility  provisions  of  the  Employee
                                    Retirement Income  Security  Act  of  1974,  as  amended
                                    ("ERISA"),  including the "prohibited transaction" rules
                                    thereunder, and to the  corresponding provisions of  the
                                    Code,   should  carefully  review  with  its  own  legal
                                    advisors whether the purchase or holding of Certificates
                                    could give rise to a transaction prohibited or otherwise
                                    impermissible  under  ERISA  or  the  Code.  See  "ERISA
                                    Considerations."
Tax Status........................  The treatment of the Certificates for federal income tax purposes  will  be  determined (i)  by  whether  a REMIC
                                    election  is   made  with   respect  to   a  Series   of
                                    Certificates  and,  if  a  REMIC  election  is  made, by
                                    whether  the  Certificates  are  Regular  Interests   or
                                    Residual  Interests  and  (ii) by  whether,  if  a REMIC
                                    election is not  made, the Certificates  of such  Series
                                    are  Standard Certificates or Stripped Certificates. See
                                    "Certain Federal Income Tax Consequences."
Rating............................  It is  a  condition  to the  issuance  of  the  Stripped
                                    Certificates  and  the Multi-Class  Certificates  of any
                                    Series that they  be rated  in one of  the four  highest
                                    rating  categories by at least one nationally recognized
                                    statistical rating  organization  (a  "Rating  Agency").
                                    Standard  Certificates  may or  may  not be  rated  by a
                                    Rating Agency.

                               THE TRUST ESTATES

GENERAL

    The Trust Estate for each Series of Certificates will consist of Mortgage Loans evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or other instruments creating first liens (the "Mortgages") on some or all of the following types of property (as so secured, the "Mortgaged Properties"), to the extent set forth in the applicable Prospectus Supplement:
(i) one- to four-family detached residences, (ii) townhouses, (iii) condominium units, (iv) units within planned unit developments, (v) long-term leases with respect to any of the foregoing, and (vi) shares issued by private non-profit housing corporations ("cooperatives") and the related proprietary leases or occupancy agreements granting exclusive rights to occupy specified units in such cooperatives' buildings. In addition, a Trust Estate will also include (i) amounts held from time to time in the related Certificate Account, (ii) the Seller's interest in any primary mortgage insurance, hazard insurance, title insurance or other insurance policies relating to a Mortgage Loan, (iii) any property which initially secured a Mortgage Loan and which has been acquired by foreclosure or trustee's sale or deed in lieu of foreclosure or trustee's sale,
(iv) if applicable, and to the extent set forth in the applicable Prospectus Supplement, any Subordination Reserve Fund and/or any other reserve fund, (v) if applicable, and to the extent set forth in the applicable Prospectus Supplement, contractual obligations of any person to make payments in respect of any form of credit enhancement or any interest subsidy agreement, and (vi) such other assets as may be specified in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, the Trust Estate will not include, however, the portion of interest on the Mortgage Loans which constitutes the Fixed Retained Yield, if any. See "Servicing of the Mortgage Loans--Fixed Retained Yield; Servicing Compensation and Payment of Expenses."

MORTGAGE LOANS

    The Mortgage Loans will have been acquired by the Seller from its affiliate PHMC or another affiliate. The Mortgage Loans will have been originated by PHMC for its own account or for the account of an affiliate or will have been acquired by PHMC for its own account or for the account of an affiliate from other mortgage loan originators. Each Mortgage Loan will have been underwritten to PHMC's standards. See "PHMC-- Mortgage Loan Production Sources" and "--Mortgage Loan Underwriting." The Prospectus Supplement for each Series will set forth the respective number and principal amounts of Mortgage Loans (i) originated by PHMC for its own account or for the account of its affiliates and
(ii) purchased by PHMC for its own account or for the account of its affiliates from other mortgage loan originators through PHMC's mortgage loan purchase programs.

    Each of the Mortgage Loans will be secured by a Mortgage on a Mortgaged Property located in any of the 50 states or the District of Columbia. Generally, the land underlying a Mortgaged Property will consist of five acres or less but may consist of greater acreage in PHMC's discretion. The Mortgage Loans may be secured by leases on real property under circumstances that PHMC determines in its discretion are commonly acceptable to institutional mortgage investors. Generally, a Mortgage Loan will be secured by a lease only if the use of leasehold estates as security for mortgage loans is customary in the area, the lease is not subject to any prior lien that could result in termination of the lease and the term of the lease ends at least five years beyond the maturity date of the related Mortgage Loan. The Prospectus Supplement will set forth the geographic distribution of Mortgaged Properties and the number and aggregate unpaid principal balances of the Mortgage Loans by category of Mortgaged Property.

    The Prospectus Supplement for each Series will also set forth the range of original terms to maturity of the Mortgage Loans in the Trust Estate, the weighted average remaining term to stated maturity at the Cut-Off Date of such Mortgage Loans, the earliest and latest months of origination of such Mortgage Loans, the range of Mortgage Interest Rates and Net Mortgage Interest Rates borne by such Mortgage Loans, if such Mortgage Loans have varying Net Mortgage Interest Rates, the weighted average Net Mortgage Interest

Rate at the Cut-Off Date of such Mortgage Loans, the range of Loan-to-Value Ratios at the time of origination of such Mortgage Loans and the highest outstanding principal balance at origination of any such Mortgage Loan.

    The information with respect to the Mortgage Loans and Mortgaged Properties described in the preceding two paragraphs may be presented in the Prospectus Supplement for a Series as ranges in which the actual characteristics of such Mortgage Loans and Mortgaged Properties are expected to fall. In all such cases, information as to the final characteristics of the Mortgage Loans and Mortgaged Properties will be available in a Current Report on Form 8-K which will be filed with the Commission within 15 days of the initial issuance of the related Series.

    Unless otherwise specified in the applicable Prospectus Supplement, all of the Mortgage Loans in a Trust Estate will have monthly payments due on the first of each month (each, a "Due Date") and will be fully-amortizing Mortgage Loans, each with a fixed rate of interest and level monthly payments over the term of the Mortgage Loan. If so specified in the applicable Prospectus Supplement, a Trust Estate may include fully amortizing, adjustable rate Mortgage Loans with Mortgage Interest Rates adjusted periodically, in the manner specified in the related Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, no adjustable interest rate Mortgage Loan will be subject to a possibility of negative amortization. If specified in the applicable Prospectus Supplement, fixed rates on certain Mortgage Loans may be converted to adjustable rates and adjustable rates on certain Mortgage Loans may be converted to fixed rates, in each case after origination of such Mortgage Loans and upon the satisfaction of other conditions specified in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, in either such event, the Pooling and Servicing Agreement will require the Servicer to repurchase each such converted Mortgage Loan at the price set forth in the applicable Prospectus Supplement. If specified in the applicable Prospectus Supplement, a Trust Estate may contain convertible Mortgage Loans which have converted prior to the formation of the Trust Estate and which are subject to no further conversions.

    Unless otherwise specified in the applicable Prospectus Supplement, no Mortgage Loan will have had at origination a Loan-to-Value Ratio in excess of 90%. The Loan-to-Value Ratio is the ratio, expressed as a percentage, of the principal amount of the Mortgage Loan at origination to the lesser of (i) the appraised value of the related Mortgaged Property, as established by an appraisal obtained by the originator generally no more than four months prior to origination, or (ii) the sale price for such property. For the purpose of calculating the Loan-to-Value Ratio of any Mortgage Loan that is the result of the refinancing (including a refinancing for "equity take out" purposes) of an existing mortgage loan, the appraised value of the related Mortgaged Property is generally determined by reference to an appraisal obtained in connection with the origination of the replacement loan. Unless otherwise specified in the related Prospectus Supplement, with respect to a Mortgage Loan secured by a second home, an owner-occupied cooperative, a high rise condominium or a non-owner occupied property, the Loan-to-Value Ratio will not exceed 80%, and with respect to a Mortgage Loan which is made to refinance, for equity take out purposes, an existing mortgage loan on a non-owner occupied property, the Loan-to-Value Ratio will generally not exceed 75%. Mortgage Loans having a Loan-to-Value Ratio in excess of 80% will not be covered by primary mortgage insurance, except to the extent specified in the applicable Prospectus Supplement. See "PHMC--Mortgage Loan Underwriting."

    No assurance can be given that values of the Mortgaged Properties have remained or will remain at the levels which existed on the dates of appraisal (or, where applicable, recertification of value) of the related Mortgage Loans. If residential real estate values generally or in particular geographic areas decline such that the outstanding balances of the Mortgage Loans and any secondary financing on the Mortgaged Properties in a particular Trust Estate become equal to or greater than the values of the related Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry and those now experienced in PHMC's servicing portfolio. In addition, adverse economic conditions generally, in particular geographic areas or industries, or affecting particular segments of the borrowing community (such as mortgagors relying on commission income and self-employed mortgagors) and other factors which may or may not affect real property values, including the purposes for which the Mortgage Loans were made and the uses of the Mortgaged Properties, may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Trust Estate. See "PHMC--Mortgage Loan Underwriting" and "Description of the Certificates-- Weighted Average Life of Certificates" herein. To the extent that such losses are not covered by the methods of credit support or the insurance policies described herein, they will be borne by holders of the Certificates of the Series evidencing interests in such Trust Estate.

    Unless otherwise provided in the applicable Prospectus Supplement, all Mortgage Loans will be covered by an appropriate standard form American Land Title Association ("ALTA") title insurance policy, or a substantially similar policy or form of insurance acceptable to the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC").

    If so specified in the applicable Prospectus Supplement, a Trust Estate may contain Mortgage Loans subject to temporary interest subsidy agreements ("Subsidy Loans") pursuant to which the monthly payments made by the related mortgagors will be less than the scheduled monthly payments on such Mortgage Loans with the present value of the resulting difference in payment ("Subsidy Payments") being provided by the employer of the mortgagor, generally on an annual basis. Unless otherwise specified in the applicable Prospectus Supplement, Subsidy Payments will be placed in a custodial account ("Subsidy Account") by the Servicer. Despite the existence of a subsidy program, a mortgagor remains primarily liable for making all scheduled payments on a Subsidy Loan and for all other obligations provided for in the related Mortgage Note and Mortgage Loan.

    Subsidy Loans are offered by employers generally through either a graduated or fixed subsidy loan program, or a combination thereof. The terms of the subsidy agreements relating to Subsidy Loans generally range from one to ten years. The subsidy agreements relating to Subsidy Loans made under a graduated program generally will provide for subsidy payments that result in effective subsidized interest rates between three percentage points and five percentage points below the Mortgage Interest Rates specified in the related Mortgage Notes. Generally, under a graduated program, the subsidized rate for a Mortgage Loan will increase approximately one percentage point per year until it equals the full Mortgage Interest Rate. For example, if the initial subsidized interest rate is five percentage points below the Mortgage Interest Rate in year one, the subsidized rate will increase to four percentage points below the Mortgage Interest Rate in year two, and likewise until year six, when the subsidized rate will equal the Mortgage Interest Rate. Where the subsidy agreements relating to Subsidy Loans are in effect for longer than five years, the subsidized interest rates generally increase at smaller percentage increments for each year. The subsidy agreements relating to Subsidy Loans made under a fixed program generally will provide for subsidized interest rates at fixed percentages (generally one percentage point to two percentage points) below the Mortgage Interest Rates for specified periods, generally not in excess of ten years. Subsidy Loans are also offered pursuant to combination fixed/graduated programs. The subsidy agreements relating to such Subsidy Loans generally will provide for an initial fixed subsidy of up to five percentage points below the related Mortgage Interest Rate for up to five years, and then a periodic reduction in the subsidy for up to five years, at an equal fixed percentage per year until the subsidized rate equals the Mortgage Interest Rate.

    Generally, employers may terminate subsidy programs in the event of (i) the mortgagor's death, retirement, resignation or termination of employment, (ii) the full prepayment of the Subsidy Loan by the mortgagor, (iii) the sale or transfer by the mortgagor of the related Mortgaged Property as a result of which the mortgagee is entitled to accelerate the Subsidy Loan pursuant to the "due-on-sale" clause contained in the Mortgage, or (iv) the commencement of foreclosure proceedings or the acceptance of a deed in lieu of foreclosure. In addition, some subsidy programs provide that if prevailing market rates of interest on mortgage loans similar to a Subsidy Loan are less than the Mortgage Interest Rate of such Subsidy Loan, the employer may request that the mortgagor refinance such Subsidy Loan and may terminate the related subsidy agreement if the mortgagor fails to refinance such Subsidy Loan. In the event the mortgagor refinances such Subsidy Loan, the new loan will not be included in the Trust Estate. See "Prepayment and Yield Considerations" herein. In the event a subsidy agreement is terminated, the amount remaining in the Subsidy Account will be returned to the employer, and the mortgagor will be obligated to make the full amount of all remaining scheduled payments, if any. The mortgagor's reduced monthly housing expense as a consequence of payments under a subsidy agreement is used by PHMC in determining certain expense-to-income ratios utilized in underwriting a Subsidy Loan. See "PHMC--Mortgage Loan Underwriting."

    If so specified in the applicable Prospectus Supplement, a Trust Estate may contain Mortgage Loans subject to temporary buy-down plans ("Buy-Down Loans") pursuant to which the monthly payments made by the mortgagor during the early years of the Mortgage Loan will be less than the scheduled monthly payments on the Mortgage Loan. The resulting difference in payment will be compensated for from an amount contributed by the seller of the related Mortgaged Property or another source, including the originator of the Mortgage Loan (generally on a present value basis) and, if so specified in the related Prospectus Supplement, placed in a custodial account (the "Buy-Down Fund") by the Servicer. If the mortgagor on a Buy-Down Loan prepays such Mortgage Loan in its entirety, or defaults on such Mortgage Loan and the Mortgaged Property is sold in liquidation thereof, during the period when the mortgagor is not obligated, on account of the buy-down plan, to pay the full monthly payment otherwise due on such loan, the unpaid principal balance of such Buy-Down Loan will be reduced by the amounts remaining in the Buy-Down Fund with respect to such Buy-Down Loan, and such amounts will be deposited in the Certificate Account (as defined herein), net of any amounts paid with respect to such Buy-Down Loan by any insurer, guarantor or other person pursuant to a credit enhancement arrangement described in the applicable Prospectus Supplement.

    If so specified in the applicable Prospectus Supplement, a Trust Estate may include Mortgage Loans which are amortized over 30 years but which have shorter terms to maturity (each such Mortgage Loan, a "Balloon Loan") that causes the outstanding principal balance of the related Mortgage Loan to be due and payable at the end of a certain specified period (the "Balloon Period"). Unless otherwise specified in the applicable Prospectus Supplement, the borrower of such Balloon Loan will be obligated to pay the entire outstanding principal balance of the Balloon Loan at the end of the related Balloon Period. In the event PHMC refinances a mortgagor's Balloon Loan at maturity, the new loan will not be included in the Trust Estate. See "Prepayment and Yield Considerations" herein. A Trust Estate may also include other types of Mortgage Loans to the extent set forth in the applicable Prospectus Supplement.

  INSURANCE POLICIES

    The Pooling and Servicing Agreement will require the Servicer to cause to be maintained for each Mortgage Loan a standard hazard insurance policy issued by a generally acceptable insurer insuring the improvements on the Mortgaged Property underlying such Mortgage Loan against loss by fire, with extended coverage (a "Standard Hazard Insurance Policy"). The Pooling and Servicing Agreement will require that such Standard Hazard Insurance Policy be in an amount at least equal to the lesser of 100% of the insurable value of the improvements on the Mortgaged Property or the principal balance of such Mortgage Loan; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any damage or loss on a replacement cost basis. The Servicer will also maintain on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, a Standard Hazard Insurance Policy in an amount that is at least equal to the lesser of 100% of the insurable value of the improvements which are a part of such property or the principal balance of such Mortgage Loan plus accrued interest and liquidation expenses; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any damage or loss on a replacement cost basis. Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with normal servicing procedures) will be deposited in the Certificate Account.

    The Standard Hazard Insurance Policies covering the Mortgage Loans generally will cover physical damage to, or destruction of, the improvements on the Mortgaged Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the Standard Hazard Insurance Policies relating to such Mortgage Loans will be underwritten by different insurers and will cover Mortgaged Properties located in various states, such policies will not contain identical terms and conditions. The most significant terms thereof, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, hazardous wastes or hazardous substances, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not all-inclusive.

    The Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties in lieu of maintaining the required Standard Hazard Insurance Policies. The Servicer will be liable for the amount of any deductible under a blanket policy if such amount would have been covered by a required Standard Hazard Insurance Policy, had it been maintained.

    In general, if the improvements on a Mortgaged Property are located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Pooling and Servicing Agreement will require the Servicer to cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier. Generally, the Pooling and Servicing Agreement will require that such flood insurance be in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the full insurable value of the improvements, or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. PHMC does not provide financing for flood zone properties located in communities not participating in the National Flood Insurance Program or if available insurance coverage is, in its judgment, unrealistically low.

    Any losses incurred with respect to Mortgage Loans due to uninsured risks (including earthquakes, mudflows, floods and hazardous wastes or hazardous substances) or insufficient hazard insurance proceeds could affect distributions to the Certificateholders.

  ACQUISITION OF THE MORTGAGE LOANS FROM PHMC

    The Seller will have acquired the Mortgage Loans included in each Trust Estate from PHMC. In connection with the conveyance of the Mortgage Loans to the Seller, PHMC will (i) agree to deliver to the Seller all of the documents which the Seller is required to deliver to the Trustee; (ii) make certain representations and warranties to the Seller which will be the basis of certain of the Seller's representations and warranties to the Trustee; and (iii) agree to repurchase or substitute for any Mortgage Loan for which any document is not delivered or is found to be defective in any material respect, or which is discovered at any time not to be in conformance with the representations and warranties PHMC has made to the Seller, if PHMC cannot deliver such document or cure such defect or breach within 60 days after notice thereof. Such agreement will inure to the benefit of the Trustee and is intended to help ensure the Seller's performance of its limited obligation to repurchase or substitute for Mortgage Loans. See "The Trust Estates--Mortgage Loans--Assignment of Mortgage Loans to the Trustee," and "--Representations and Warranties."

  ASSIGNMENT OF MORTGAGE LOANS TO THE TRUSTEE

    At the time of issuance of each Series of Certificates, the Mortgage Loans in the related Trust Estate will, pursuant to the applicable Pooling and Servicing Agreement, be assigned to the Trustee, together with all principal and interest received on or with respect to such Mortgage Loans after the applicable Cut-Off Date other than principal and interest due and payable on or before such Cut-Off Date and interest attributable to the Fixed Retained Yield on such Mortgage Loans, if any. See "Servicing of the Mortgage Loans--Fixed

Retained Yield, Servicing Compensation and Payment of Expenses." The Trustee or its agent will, concurrently with such assignment, authenticate and deliver the Certificates evidencing such Series to the Seller in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the applicable Pooling and Servicing Agreement. Each such schedule will include, among other things, the unpaid principal balance as of the close of business on the applicable Cut-Off Date, the maturity date and the Mortgage Interest Rate for each Mortgage Loan in the related Trust Estate.

    In addition, with respect to each Mortgage Loan in a Trust Estate, the mortgage or other promissory note, any assumption, modification or conversion to fixed interest rate agreement, a mortgage assignment in recordable form and the recorded Mortgage (or other documents as are required under applicable law to create a perfected security interest in the Mortgaged Property in favor of the Trustee) will be delivered to the Trustee (or to a designated custodian); provided that, in instances where recorded documents cannot be delivered due to delays in connection with recording, copies thereof, certified by the Seller to be true and complete copies of such documents sent for recording, may be delivered and the original recorded documents will be delivered promptly upon receipt. As to each Mortgage Loan for which there is primary mortgage insurance, the certificate of primary mortgage insurance will be delivered to the Trustee. The assignment of each Mortgage will be recorded promptly after the initial issuance of Certificates for the related Trust Estate, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Seller, PHMC or the originator of such Mortgage Loan.

    The Trustee will hold such documents in trust for the benefit of Certificateholders of the related Series and will review such documents within 45 days of the date of the applicable Pooling and Servicing Agreement. If any document is not delivered or is found to be defective in any material respect, or if the Seller is in breach of any of its representations and warranties contained in such Pooling and Servicing Agreement, and such breach materially and adversely affects the interests of the Certificateholders in a Mortgage Loan, and the Seller cannot deliver such document or cure such defect or breach within 60 days after written notice thereof, the Seller will, within 60 days of such notice, either repurchase the related Mortgage Loan from the Trustee at a price equal to the then unpaid principal balance thereof, plus accrued and unpaid interest at the applicable Mortgage Interest Rate (minus any Fixed Retained Yield) through the last day of the month in which such repurchase takes place, or (in the case of a Series for which a REMIC election will be made, unless the maximum period as may be provided by the Code or applicable regulations of the Department of the Treasury ("Treasury Regulations") shall have elapsed since the execution of the applicable Pooling and Servicing Agreement) substitute for such Mortgage Loan a new mortgage loan having characteristics such that the representations and warranties of the Seller made pursuant to the applicable Pooling and Servicing Agreement (except for representations and warranties as to the correctness of the applicable schedule of mortgage loans) would not have been incorrect had such substitute Mortgage Loan originally been a Mortgage Loan. In the case of a repurchased Mortgage Loan, the purchase price will be deposited by the Seller in the related Certificate Account. In the case of a substitute Mortgage Loan, the mortgage file relating thereto will be delivered to the Trustee (or the custodian) and the Seller will deposit in the Certificate Account an amount equal to the excess of (i) the unpaid principal balance of the Mortgage Loan which is substituted for, over (ii) the unpaid principal balance of the substitute Mortgage Loan, together with interest on such excess at the Net Mortgage Interest Rate to the next scheduled Due Date of the Mortgage Loan which is being substituted for (adjusted, in the case of a Series for which a REMIC election will be made, as set forth in the applicable Pooling and Servicing Agreement, to ensure that the Trustee will not recognize gain). In no event will any substitute Mortgage Loan have an unpaid principal balance greater than the Scheduled Principal Balance (as defined herein) of the Mortgage Loan for which it is substituted (after giving effect to the scheduled principal payment due in the month of substitution on the Mortgage Loan substituted for), or a term greater than, a Mortgage Interest Rate less than, a Mortgage Interest Rate more than one percent per annum greater than or a Loan-to-Value Ratio greater than, the Mortgage Loan for which it is substituted. If substitution is to be made for an adjustable rate Mortgage Loan, the substitute Mortgage Loan will have an unpaid principal balance no greater than the Scheduled Principal Balance of the Mortgage Loan for which it is substituted (after giving effect to the scheduled principal payment due in the month of substitution on the Mortgage Loan substituted for), a Loan-to-Value Ratio less than or equal to, and a Mortgage Interest Rate at least equal to, that of the Mortgage Loan for which it is substituted, and will bear interest based on the same index, margin and frequency of adjustment as the substituted Mortgage Loan. Unless otherwise specified in the applicable Prospectus Supplement, the repurchase obligation and the mortgage substitution referred to above will constitute the sole remedies available to the Certificateholders or the Trustee with respect to missing or defective documents or breach of the Seller's representations and warranties. Notwithstanding the above, if an election is made to treat the Trust Estate (or a segregated pool of assets therein) with respect to a Series of Certificates as a REMIC (see "Certain Federal Income Tax Consequences"), substitutions will be made only upon receipt by the Trustee of an opinion of counsel or other evidence satisfactory to the Trustee to the effect that such substitution will not cause the Trust Estate (or segregated pool of assets) to be subject to the tax on "prohibited transactions" imposed by Code Section 860F(a), otherwise subject the Trust Estate (or segregated pool of assets) to tax, cause any replacement mortgage not to constitute a "qualified replacement mortgage" within the meaning of Code Section 860G(a)(4), or cause the Trust Estate (or segregated pool of assets) to fail to qualify as a REMIC while any Certificates of the Series are outstanding. See "The Trust Estates--Mortgage Loans" with respect to certain obligations of PHMC in connection with defective documentation and breaches of representations and warranties as to the Mortgage Loans.

    The Trustee will be authorized to appoint a custodian to maintain possession of the documents relating to the Mortgage Loans and to conduct the review of such documents described above. The custodian will keep and review such documents as the Trustee's agent under a custodial agreement.

  REPRESENTATIONS AND WARRANTIES

    Unless otherwise provided in the applicable Pooling and Servicing Agreement for a Series, the Seller will represent and warrant to the Trustee, among other things, that as of the date of execution of the Pooling and Servicing Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

        (i) the information set forth in the schedule of Mortgage Loans appearing as an exhibit to such Pooling and Servicing Agreement is correct in all material respects at the date or dates respecting which such information is furnished as specified therein;

        (ii) immediately prior to the transfer and assignment contemplated by the Pooling and Servicing Agreement, the Seller is the sole owner and holder of the Mortgage Loan, free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

        (iii) the Mortgage is a valid, subsisting and enforceable first lien on the related Mortgaged Property, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances; and, if the Mortgaged Property is a condominium unit, any lien for common charges permitted by statute; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee with, any Mortgage establishes in the Seller a valid first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

        (iv) neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage in any material respect; satisfied, cancelled or subordinated the Mortgage or the related Mortgage
    Note in whole or in part; or released the Mortgaged Property in whole or in part from the lien of the Mortgage; or executed any instrument of release, cancellation, modification or satisfaction, except in each case as reflected in a document delivered by the Seller to the Trustee together with the related Mortgage;

        (v) all taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges previously due and owing have been paid, or an escrow of funds in an amount sufficient to pay for every such item which remains unpaid has been established to the extent permitted by law; and the Seller has not advanced funds or received any advance of funds by a party other than the mortgagor, directly or indirectly (except pursuant to any Buy-Down Loan or Subsidy Loan arrangement), for the payment of any amount required by the Mortgage, except for interest accruing from the date of the related Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which precedes by 30 days the first Due Date under the related Mortgage Note;

        (vi) to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property and the Mortgaged Property is undamaged by water, fire, earthquake or earth movement, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representation), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

        (vii) the Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

        (viii) except for Mortgage Loans secured by shares in cooperatives, the Mortgaged Property consists of a fee simple or leasehold estate in real property, all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the applicable title insurance policy) and, to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

        (ix) the Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury, and the Mortgage Loan is not usurious;

        (x) to the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

        (xi) all payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made;

        (xii) the Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the mortgagor;

        (xiii) any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

        (xiv) the proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, except for escrow funds for exterior items which could not be completed due to weather; and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the date of the Pooling and Servicing Agreement;

        (xv) the Mortgage Loan (except any Mortgage Loan secured by Mortgaged Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is instead received) is covered by an ALTA mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights-of-way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee and no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

        (xvi) the Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973; and each Mortgage obligates the mortgagor thereunder to maintain all such insurance at the mortgagor's cost and expense;

        (xvii) to the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

        (xviii) no Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render such Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

        (xix) each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

        (xx) each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the mortgagor which would interfere with such right of foreclosure;

        (xxi) to the best of the Seller's knowledge, no mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

        (xxii) each Mortgaged Property is located in the United States and consists of a one- to four-unit single family residential property which may include a detached home, townhouse, condominium unit, unit in a planned unit development or a leasehold interest with respect to any of the foregoing or, in the case of Mortgage Loans secured by shares of cooperatives, leases or occupancy agreements;

        (xxiii) no payment required under any Mortgage Loan is more than 30 days past due and no Mortgage Loan had more than one delinquency in the preceding 13 months; and

        (xxiv) with respect to each Buy-Down Loan, the funds deposited in the Buy-Down Fund, if any, will be sufficient, together with interest thereon at the rate customarily received by the Seller on such funds, compounded monthly, and adding the amounts required to be paid by the mortgagor, to make the scheduled payments stated in the Mortgage Note for the term of the buy-down agreement.

    No representations or warranties are made by the Seller as to the absence or effect of hazardous wastes or hazardous substances on any of the Mortgaged Properties or on the lien of any Mortgage or with respect to the absence or effect of fraud in the origination of any Mortgage Loan, and any loss or liability resulting from the presence or effect of such hazardous wastes, hazardous substances or fraud will be borne solely by Certificateholders. See "Certain Legal Aspects of the Mortgage Loans--Environmental Considerations" below.

    See "The Trust Estates--Mortgage Loans" for a description of the limited remedies available in connection with breaches of the foregoing representations and warranties.

  OPTIONAL REPURCHASES

    The Seller may, at its option, repurchase any defaulted Mortgage Loan if, in the Seller's judgment, the related default is not likely to be cured by the borrower, at a price equal to the unpaid principal balance thereof plus accrued interest thereon and under the conditions set forth in the applicable Prospectus Supplement.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

    Each Series of Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") between the Seller, the Servicer, and the Trustee named in the applicable Prospectus Supplement. Each Pooling and Servicing Agreement will contain substantially the same terms and conditions, except for revisions of defined terms and certain provisions regarding distributions to Certificateholders, credit support and other similar matters. Illustrative forms of Pooling and Servicing Agreement have been filed as exhibits to the Registration Statement of which this Prospectus is a part. The following summaries describe certain provisions common to the Certificates and to each Pooling and Servicing Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement for each Series of Certificates and the applicable Prospectus Supplement. Wherever particular sections or defined terms of the Pooling and Servicing Agreement are referred to, such sections or defined terms are thereby incorporated herein by reference from the forms of Pooling and Servicing Agreement filed as exhibits to the Registration Statement.

    Each Series of Certificates will represent ownership interests in the related Trust Estate. An election may be made to treat the Trust Estate (or a segregated pool of assets therein) with respect to a Series of Certificates as a REMIC. If such an election is made, such Series will consist of one or more Classes of Certificates that will represent "regular interests" within the meaning of Code Section 860G(a)(1) (such Class or Classes collectively referred to as the "Regular Certificates") and one Class or Subclass of Certificates with respect to each REMIC that will be designated as "residual interests" within the meaning of Code Section 860G(a)(2) (the "Residual Certificates") representing the right to receive distributions as specified in the Prospectus Supplement for such Series. See "Certain Federal Income Tax Consequences" herein.

    The Seller may sell certain Classes or Subclasses of the Certificates of a Series, including one or more Classes of Subordinated Certificates, in privately negotiated transactions exempt from registration under the Securities Act. Alternatively, if so specified in a Prospectus Supplement relating to such Subordinated Certificates, the Seller may offer one or more Classes of the Subordinated Certificates of a Series by means of this Prospectus and such Prospectus Supplement.

    Unless otherwise specified in the applicable Prospectus Supplement with respect to a Series of Certificates, each Certificate offered hereby and by the applicable Prospectus Supplement will be issued in fully registered form. The Certificates of a Series offered hereby and by means of the applicable Prospectus Supplements will be transferable and exchangeable at the office or agency maintained by the Trustee or such other entity for such purpose set forth in the related Prospectus Supplement. No service charge will be made for any transfer or exchange of Certificates, but the Trustee or such other entity may require payment of a sum sufficient to cover any tax or other governmental charge in connection with such transfer or exchange. In the event that an election is made to treat the Trust Estate (or a segregated pool of assets therein) as a REMIC, no legal or beneficial interest in all or any portion of the "residual interest" thereof may be transferred without the receipt by the transferor and the Trustee of an affidavit signed by the transferee stating, among other things, that the transferee (i) is not a disqualified organization within the meaning of Code Section 860E(e) or an agent (including a broker, nominee, or middleman) thereof and (ii) understands that it may incur tax liabilities in excess of any cash flows generated by the residual interest. Further, the transferee must state in the affidavit that it (x) historically has paid its debts as they have come due, (y) intends to pay its debts as they come due in the future and (z) intends to pay taxes associated with holding the residual interest as they become due. The transferor must certify to the Trustee that, as of the time of the transfer, it has no actual knowledge that any of the statements made in the transferee affidavit are false and no reason to know that the statements made by the transferee pursuant to clauses (x), (y) and (z) of the preceding sentence are false. See "Certain Federal Income Tax Consequences--Federal Income Tax

Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates." In the event that an election is not made to treat the Trust Estate (or a segregated pool of assets therein) as a REMIC, no Subordinated Certificate may be transferred unless an appropriate ruling of the Internal Revenue Service or opinion of counsel is obtained to the effect that the transfer will not result in the arrangement contemplated under the Pooling and Servicing Agreement being treated as an association taxable as a corporation under the Code.

    Unless otherwise specified in the applicable Prospectus Supplement, distributions to Certificateholders of all Series (other than the final distribution in retirement of the Certificates) will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register, except that, with respect to any holder of a Certificate evidencing not less than a certain minimum denomination set forth in the applicable Prospectus Supplement, distributions will be made by wire transfer in immediately available funds, provided that the Servicer, or the Paying Agent acting on behalf of the Servicer, shall have been furnished with appropriate wiring instructions not less than three business days prior to the related Distribution Date. The final distribution in retirement of Certificates will be made only upon presentation and surrender of the Certificates at the office or agency maintained by the Trustee or other entity for such purpose, as specified in the final distribution notice to Certificateholders.

    A Series of Certificates will consist of one or more Classes of Standard Certificates or Stripped Certificates (referred to hereinafter sometimes collectively as "Percentage Certificates") or two or more Classes of Multi-Class Certificates (each as described below).

PERCENTAGE CERTIFICATES

    Each Series of Percentage Certificates may include one or more Classes of Standard Certificates or Stripped Certificates, any Class of which may be divided into two or more Subclasses. The Standard Certificates of each Class will evidence fractional undivided interests in all of the principal and interest (to the extent of the Net Mortgage Interest Rate) payments on the Mortgage Loans comprising the Trust Estate related to such Series. Each holder of a Standard Certificate of a Class will be entitled to receive its Certificate's percentage interest of the portion of the Pool Distribution Amount (as defined below) allocated to such Class. The percentage interest of each Standard Certificate will be equal to the percentage obtained by dividing the aggregate unpaid principal balance of the Mortgage Loans represented by such Standard Certificate as of the Cut-Off Date by the aggregate unpaid principal balance of the Mortgage Loans represented by all the Standard Certificates of the same Class as of the Cut-Off Date.

    The Stripped Certificates of each Class will evidence fractional undivided interests in specified portions of the principal and/or interest payments on the Mortgage Loans comprising the Trust Estate related to such Series. The holders of the Stripped Certificates of each Class will be entitled to receive a portion (which may be zero) as specified in the applicable Prospectus Supplement of the principal distributions comprising the Pool Distribution Amount, and a portion (which may be zero) as specified in the applicable Prospectus Supplement of the interest distributions comprising the Pool Distribution Amount on each Distribution Date.

    In the case of Classes of Stripped Certificates representing interests in interest distributions on the Mortgage Loans and not in principal distributions on the Mortgage Loans, such Certificates will be denominated in notional amounts. The aggregate original notional amount for a Class of such Certificates will be equal to the aggregate unpaid principal balance (or a specified portion thereof) of the Mortgage Loans as of the Cut-Off Date specified in the applicable Prospectus Supplement. The notional amount of each such Stripped Certificate will be used to calculate the holder's pro rata share of the interest distributions on the Mortgage Loans allocated to that Class and for the determination of certain other rights of holders of such Class of Stripped Certificates and will not represent an interest in, or entitle any such holder to any distribution with respect to, any principal distributions on the Mortgage Loans. Each such Certificate's pro rata share of the interest distribution on the Mortgage Loans on each Distribution Date will be calculated by multiplying the interest distributions on the Mortgage Loans allocated to its Class by a fraction, the numerator of which is the original notional amount of such Stripped Certificate and the denominator of which is the aggregate original notional amount of all the Stripped Certificates of its Class.

    The interest of a Class of Percentage Certificates representing an interest in a Trust Estate (or a segregated pool of assets therein) with respect to which an election to be treated as a REMIC has been made may be fixed as described above or may vary over time as a result of prepayments received and losses realized on the underlying Mortgage Loans. A Series of Percentage Certificates comprised of Classes whose percentage interests in the Trust Estate may vary is referred to herein as a Series of "Shifting Interest Certificates." Distributions on, and subordination arrangements with respect to, Shifting Interest Certificates are discussed below under the headings "Description of the Certificates--Distributions to Percentage Certificateholders--Shifting Interest Certificates" and "Credit Support--Subordination--Shifting Interest Certificates."

MULTI-CLASS CERTIFICATES

    Each Series may include two or more Classes of Multi-Class Certificates. Each Multi-Class Certificate will be assigned a Stated Amount. The Stated Amount may be based on an amount of principal of the underlying Mortgage Loans or on the value of an amount of future cash flows from the related Trust Estate, without distinction as to principal and interest received on the Mortgage Loans. The initial Stated Amount of each Class within a Series of Multi-Class Certificates will be specified in the applicable Prospectus Supplement. Interest on the Classes of Multi-Class Certificates will be paid at rates specified in or determined as specified in the applicable Prospectus Supplement, and will accrue in the manner specified therein. Each Series of Multi-Class Certificates may include one or more Classes of Certificates on which interest accrues but is not payable until such time as specified in the applicable Prospectus Supplement ("Compound Interest Certificates"), and interest accrued on any such Class will be added to the Stated Amount thereof in the manner described therein.

DISTRIBUTIONS TO PERCENTAGE CERTIFICATEHOLDERS

  CERTIFICATES OTHER THAN SHIFTING INTEREST CERTIFICATES

    Except as otherwise specified in the applicable Prospectus Supplement, on or about the 17th day of each month in which a Distribution Date occurs (the "Determination Date"), the Servicer will determine the amount of the principal and interest payments on the Mortgage Loans which will be distributed to holders of each Class and Subclass of Percentage Certificates on the succeeding Distribution Date. Such amounts will be distributed, pro rata, to holders of a Class or Subclass of Percentage Certificates (other than Shifting Interest Certificates) except, in the case of Subordinated Certificateholders, for any amounts required to be paid to the holders of the related Senior Certificates or deposited in the related Subordination Reserve Fund, if any. If the Certificates of a Class include two or more Subclasses, the allocation of distributions of principal and interest among such Subclasses will be as specified in the related Prospectus Supplement.

    CALCULATION OF DISTRIBUTABLE AMOUNTS. On each Determination Date, the Servicer will calculate the "Distributable Amount" for the following Distribution Date for each Class of Certificates. Unless otherwise specified in the applicable Prospectus Supplement, the Distributable Amount for a Class of Senior Certificates (a "Senior Class") of a Series on a Distribution Date (the "Senior Class Distributable Amount") will be an amount equal to the sum of:

         (i) the aggregate undivided interest, expressed as a percentage and specified in the applicable Prospectus Supplement, evidenced by all Certificates of such Senior Class (the "Senior Class Principal Portion") of:

           (a) all scheduled payments of principal on each outstanding Mortgage Loan that became due on the Due Date immediately preceding such Distribution Date in accordance with the amortization schedules of the related Mortgage Loans (as adjusted to give effect to any previous prepayments), whether or not such payments were actually received by the Servicer (the aggregate of such scheduled payments due on any such Due Date being referred to herein as "Scheduled Principal"), and all partial principal prepayments received by the Servicer on or after the Determination Date in the month preceding the month in which the Distribution Date occurs (or after the Cut-Off Date, in the case of the first Distribution Date) and prior to the Determination Date occurring in the month in which the Distribution Date occurs ("Curtailments");

           (b) all principal prepayments in full received by the Servicer during the month preceding the month in which such Distribution Date occurs; and

           (c) the unpaid principal balance, less any amounts with respect thereto constituting Late Payments (as herein defined) attributable to principal, and less any unreimbursed Periodic Advances with respect thereto, of each Mortgage Loan which was repurchased by the Seller or purchased by the Servicer, as the case may be (as described in "The Trust Estates--Mortgage Loans--Assignment of Mortgage Loans to the Trustee", "--Optional Repurchases," and "The Pooling and Servicing Agreement--Termination; Purchase of Certificates"), and of each Mortgage Loan in respect of which property was acquired, liquidated or foreclosed, and with respect to which Liquidation Proceeds (as defined herein) were received, during the month preceding the month in which such Distribution Date occurs, determined as of the date each such Mortgage Loan was repurchased or purchased, as the case may be, or as of the date each such related property was acquired, liquidated or foreclosed, as the case may be; and

        (ii) interest at the applicable Pass-Through Rate from the second preceding Due Date to the Due Date immediately preceding such Distribution Date on the Senior Class Principal Portion of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, less scheduled amortization of principal thereon and any principal prepayments with respect thereto through the second preceding Due Date (the "Scheduled Principal Balance"), whether or not such interest was actually received by the Servicer; provided that interest attributable to the accrual of interest on any prepaid Mortgage Loan at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its prepayment in full through the last day of the month in which such prepayment in full occurred ("Prepayment Interest Shortfall") is included only to the extent that funds for such purposes are available out of the aggregate Servicing Fees; and

        (iii) the sum of (a) the portion that was included in the Senior Class Distributable Amount on a prior Distribution Date of the amount of each scheduled payment of principal and interest on a Mortgage Loan not paid by the mortgagor when due, net of any unreimbursed Periodic Advance with respect thereto that was included in the Distributable Amount of each Class on a prior Distribution Date but was not included in the Pool Distribution Amount until the current Distribution Date (such net amount, a "Late Payment"), less the aggregate amount, if any, received by the holders of such Senior Certificates on any prior Distribution Date or Dates with respect to such Late Payment from amounts otherwise distributable to the holders of Subordinated Certificates and from any credit enhancement available for the benefit of the Senior Certificateholders, and (b) interest on the amount set forth in clause (a) above at the Pass-Through Rate from the Distribution Date on which such Late Payment was first included in the Distributable Amount for such Senior Certificates to the current Distribution Date (the "Late Payment Period"); provided that the foregoing amount will be included in the Senior Class Distributable Amount on a Distribution Date only to the extent such amount is included in the Pool Distribution Amount with respect to such Distribution Date.

    Unless otherwise specified in the applicable Prospectus Supplement, the Distributable Amount for a Class of Subordinated Certificates of a Series on a Distribution Date (the "Subordinated Class Distributable Amount") will be an amount equal to the sum of:

         (i)  the aggregate  undivided interest,  expressed as  a percentage and
    specified  in  the  applicable  Prospectus  Supplement,  evidenced  by   all
    Subordinated Certificates (the "Subordinated Class Principal Portion") of:

           (a) all Scheduled Principal and all Curtailments;

           (b) all principal prepayments in full received by the Servicer during the month preceding the month in which such Distribution Date occurs; and

           (c) the unpaid principal balance, less any amounts with respect thereto constituting Late Payments attributable to principal, and less any unreimbursed Periodic Advances with respect thereto, of each Mortgage Loan which was repurchased by the Seller or purchased by the Servicer, and of each Mortgage Loan in respect of which property was acquired, liquidated or foreclosed, and with respect to which Liquidation Proceeds were received, during the month preceding the month in which such Distribution Date occurs, determined as of the date each such Mortgage Loan was repurchased or purchased, as the case may be, or as of the date each such related property was acquired, liquidated or foreclosed, as the case may be; and

        (ii) interest at the applicable Pass-Through Rate from the second preceding Due Date to the Due Date immediately preceding such Distribution Date on the Subordinated Class Principal Portion of the Scheduled Principal Balance of the Mortgage Loans as of the Determination Date preceding such Distribution Date, whether or not such interest was actually received with respect to the Mortgage Loans; provided that Prepayment Interest Shortfall is included only to the extent that funds for such purposes are available from the aggregate Servicing Fees; and

        (iii) the sum of (a) each Late Payment that was included in the Subordinated Class Distributable Amount on a prior Distribution Date plus the aggregate amount, if any, received by the Senior Certificateholders on any prior Distribution Date or Dates with respect to such Late Payment from amounts otherwise available for distribution to the Subordinated Certificateholders on such prior Distribution Date or Dates, or from the Subordination Reserve Fund and not attributable to the Initial Deposit, and
    (b) interest on the amount set forth in clause (a) above at the Pass-Through Rate during the Late Payment Period; provided that the foregoing amount will be included in the Subordinated Class Distributable Amount on such
    Distribution Date only to the extent such amount is included in the Pool Distribution Amount with respect to such Distribution Date.

    DETERMINATION OF AMOUNTS TO BE DISTRIBUTED. Unless otherwise specified in the applicable Prospectus Supplement, funds available for distribution to Certificateholders of a Series of Percentage Certificates with respect to each Distribution Date for such Series (the "Pool Distribution Amount") will be the sum of all previously undistributed payments or other receipts on account of principal (including principal prepayments and Liquidation Proceeds, if any) and interest on or in respect of the related Mortgage Loans received by the Servicer after the Cut-Off Date (except for amounts due on or prior to the Cut-Off Date), or received by the Servicer on or prior to the Cut-Off Date but due after the Cut-Off Date, in either case received on or prior to the business day preceding the Determination Date in the month in which such Distribution Date occurs, plus all Periodic Advances made by the Servicer with respect to payments due to be received on the Mortgage Loans on the Due Date preceding such Distribution Date, but excluding the following:

        (a) amounts received as late payments of principal or interest respecting which the Servicer previously has made one or more unreimbursed Periodic Advances;

        (b) unreimbursed Periodic Advances with respect to liquidated Mortgage Loans;

        (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, and (ii) the applicable Servicing Fee, as adjusted in respect of principal prepayments in full as described in "Servicing of the Mortgage Loans--Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans" below;

        (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

        (e) all principal prepayments in full and all proceeds (including Liquidation Proceeds) of any Mortgage Loans, or property acquired in respect thereof, liquidated, foreclosed, purchased or repurchased pursuant to the applicable Pooling and Servicing Agreement, received on or after the Due Date occurring in the month in which such Distribution Date occurs and all Curtailments received by the Servicer on or after the Determination Date occurring in the month in which such Distribution Date occurs, and all related payments of interest on such amounts;

        (f) that portion of Liquidation Proceeds which represents any unpaid Servicing Fee to which the Servicer is entitled and any unpaid Fixed Retained Yield;

        (g) if an election has been made to treat the applicable Trust Estate as a REMIC, any Net Foreclosure Profits with respect to such Distribution Date. "Net Foreclosure Profits" with respect to a Distribution Date will be the excess of (i) the portion of aggregate net Liquidation Proceeds which represents the amount by which aggregate profits on Liquidated Loans with respect to which net Liquidation Proceeds exceed the unpaid principal balance thereof plus accrued interest thereon at the Mortgage Interest Rate over (ii) aggregate realized losses on Liquidated Loans with respect to which net Liquidation Proceeds are less than the unpaid principal balance thereof plus accrued interest at the Mortgage Interest Rate.

        (h) all amounts representing certain expenses reimbursable to the Servicer and other amounts permitted to be withdrawn by the Servicer from the Certificate Account, in each case pursuant to the applicable Pooling and Servicing Agreement;

        (i) all amounts in the nature of late fees, assumption fees, prepayment fees and similar fees which the Servicer is entitled to retain pursuant to the applicable Pooling and Servicing Agreement; and

        (j) reinvestment earnings on payments received in respect of the Mortgage Loans.

    The Servicer will calculate the portion of the Distributable Amount for each Class of the Series that is available to be paid out of the Pool Distribution Amount on such date. The portion so available on a Distribution Date to the Senior Certificateholders and to the Subordinated Certificateholders (respectively, the "Senior Class Pro Rata Share" and the "Subordinated Class Pro Rata Share") will be the amount equal to the product of (a) the Pool Distribution Amount for such date and (b) a fraction the numerator of which is the Distributable Amount for such Class on such date and the denominator of which is the sum of the Distributable Amounts for such Series on such date.

    On each Distribution Date for a Series of Percentage Certificates (other than Shifting Interest Certificates), the holders of the Senior Certificates of such Series will be entitled to receive the Senior Class Pro Rata Share of such Class on such Distribution Date. In addition, to the extent credit enhancement is available on such Distribution Date, the Senior Certificateholders will be entitled to receive the amount by which the Senior Class Distributable Amount plus any Senior Class Carryover Shortfall (as defined below) on such Distribution Date exceeds the Senior Class Pro Rata Share on such Distribution Date (such excess being referred to herein as the "Senior Class Shortfall"). Such credit support includes: (a) amounts otherwise distributable to the Subordinated Certificateholders on such Distribution Date and amounts available for such purpose in the Subordination Reserve Fund as described below; (b) amounts held in the Certificate Account for future distributions to Certificateholders; and (c) amounts available under any form of credit enhancement (other than subordination) which is specified in the applicable Prospectus Supplement. See "Credit Support" below. The manner in which any available credit support will be allocated among Subclasses of a Senior Class will be set forth in the applicable Prospectus Supplement. With respect to any Distribution Date, the "Senior Class Carryover Shortfall" means the excess, if any, of (a) the amount the Senior Certificateholders were entitled to receive on the prior Distribution Date less the amount the Senior Certificateholders received on such prior Distribution Date, together with interest thereon at the Pass-Through Rate of such Senior Class from such prior Distribution Date through the current Distribution Date, over (b) the portion of the amount specified in clause (a) constituting Late Payments, together with interest on such portion at the applicable Pass-Through Rate from such prior Distribution Date through the current Distribution Date, to the extent such Late Payments and interest thereon are included in the Pool Distribution Amount with respect to the current Distribution Date.

    With respect to a Series of Percentage Certificates (other than Shifting Interest Certificates) including a Class of Subordinated Certificates, once the Subordinated Amount is reduced to zero, any remaining Senior Class Shortfall with respect to a Class of Senior Certificates will cease to be payable from amounts otherwise distributable to the Subordinated Certificateholders and the amounts in the related Subordination Reserve Fund, if any, except that the portion of such Senior Class Shortfall which is attributable to the accrual of interest on the Senior Class Carryover Shortfall (the "Senior Class Shortfall Accruals") shall continue to bear interest at the applicable Pass-Through Rate, and the Senior Certificateholders shall continue to have a preferential right to be paid such amounts from distributions otherwise available to the Subordinated Certificateholders until such amount (including interest thereon at the applicable Pass-Through Rate) is paid in full. See "Credit Support--Subordination" below.

    The Subordinated Certificateholders will be entitled to receive on any Distribution Date an amount equal to the Subordinated Class Pro Rata Share less:
(a) any amounts required to be distributed to the Senior Certificateholders pursuant to the subordination of the rights of the Subordinated Certificateholders as described below; and (b) any amounts necessary to fund the Subordination Reserve Fund as described below. See "Credit Support--Subordination" below.

  SHIFTING INTEREST CERTIFICATES

    On each Distribution Date for a series of Shifting Interest Certificates, the Servicer will distribute on behalf of the Trustee or cause the Paying Agent to distribute, as the case may be, to the holders of record on the Record Date of a Class of Senior Certificates, to the extent of the Pool Distribution Amount with respect to such Distribution Date (as determined by the Servicer on the related Determination Date in the same manner as described above with respect to Percentage Certificates other than Shifting Interest Certificates) and prior to any distribution being made on the related Subordinated Certificates, an amount equal to the Senior Class Distribution Amount. The Senior Class Distribution
Amount will (except as otherwise set forth in the applicable Prospectus Supplement) be calculated for any Distribution Date as the lesser of (x) the Pool Distribution Amount for such Distribution Date and (y) the sum of:

         (i) one month's interest at the applicable Pass-Through Rate on such Class's outstanding principal balance (less, if specified in the applicable Prospectus Supplement, (a) the amount by which the aggregate Prepayment Interest Shortfall with respect to the preceding month exceeds the aggregate Servicing Fees, in each case allocated to such Class on the basis set forth in the related Prospectus Supplement and/or (b) one month's interest at the applicable Net Mortgage Interest Rate on such Class's percentage, specified in the applicable Prospectus Supplement, of the Scheduled Principal Balance of each Special Hazard Mortgage Loan (as defined below) covered by clause
    (iv) below);

        (ii) if distribution of the amount of interest calculated pursuant to clause (i) above on any prior Distribution Date was not made in full on such prior Distribution Date, an amount equal to (a) the difference between (x) the amount of interest which the holders of such Class would have received on the prior Distribution Date if there had been sufficient funds available in the Certificate Account and (y) the amount of interest actually distributed to such holders on such prior Distribution Date (the "Unpaid Interest Shortfall") less (b) the aggregate amount distributed on Distribution Dates subsequent to such prior Distribution Date with respect to the Unpaid Interest Shortfall;

        (iii) such Class's percentage, calculated as provided in the applicable Prospectus Supplement, of (a) all scheduled payments of principal due on each outstanding Mortgage Loan, on the Due Date occurring in the month in which the Distribution Date occurs, (b) all partial principal prepayments received by the Servicer in reduction of the unpaid principal of any Mortgage Loan on or after the Determination Date in the month preceding the month in which the Distribution Date occurs (or after the Cut-Off Date, in the case of the first Distribution Date) and prior to the Determination Date occurring in the month in which the Distribution Date occurs, and (c) except for Special Hazard Mortgage Loans covered by clause (iv) below, the Scheduled Principal Balance of each Mortgage Loan which, during such preceding month, (i) was the subject of a principal prepayment in full, (ii) became a liquidated Mortgage Loan, or (iii) was repurchased by the Seller or purchased by the person or persons specified in the applicable Prospectus Supplement pursuant to the Pooling and Servicing Agreement; and

        (iv) such Class's specified percentage of the net Liquidation Proceeds from any Mortgage Loan that became a Special Hazard Mortgage Loan during such preceding month (but only if the Special Hazard Termination Date (as defined below) has occurred);

provided that, if such Distribution Date falls on or after the Cross-Over Date (i.e., the date on which the amount of principal payments on the Mortgage Loans to which the holders of the related Subordinated Certificates are entitled has been reduced to zero as a result of the allocation of losses to the Subordinated Certificates), then the Senior Class Distribution Amount will instead equal the lesser of (x) the Pool Distribution Amount and (y) the sum of the items referred to above plus the amount by which such Class's outstanding principal balance as of such Distribution Date exceeds the Pool Scheduled Principal Balance as of such Distribution Date. The Pool Scheduled Principal Balance as of any Distribution Date is the aggregate of the Scheduled Principal Balances of all Mortgage Loans in a Trust Estate that were outstanding on the first day of the month prior to the month in which such Distribution Date falls. The Pool Scheduled Principal Balance is determined after taking into account all Curtailments applied by the Servicer on such first day of the month prior to the month in which such Distribution Date falls. Under its current servicing practices, Curtailments received in any month are applied by the Servicer in reduction of the unpaid principal balance of the related Mortgage Loan as of the first day of such month.

    If so provided in the applicable Prospectus Supplement, one or more Classes of Senior Certificates will also be entitled to receive, as its or their specified percentage(s) referred to in clauses (y)(iii)(b) and (y)(iii)(c)(i) above, all partial principal prepayments and all principal prepayments in full on the Mortgage Loans in the related Trust Estate under the circumstances or for the period of time specified therein, which will have the effect of accelerating the amortization of the Senior Certificates while increasing the respective interest evidenced by the Subordinated Certificates in the related Trust Estate. Increasing the respective interest of the Subordinated Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinated Certificates.

    If the Special Hazard Termination Date would occur on any Distribution Date under the circumstances referred to in "Credit Support--Subordination" below, the Senior Class Distribution Amount for each Class of Senior Certificates of such Series calculated as set forth in the two preceding paragraphs will be modified to the extent described in such section.

    Amounts distributed to a Class of Senior Certificates on a Distribution Date will be deemed to be applied first to the payment of current interest, if any, due on such Class (i.e., the amount calculated pursuant to clause (y)(i) of the third preceding paragraph), second to the payment of any Unpaid Interest Shortfall (i.e., the amount calculated pursuant to clause (y)(ii) of such paragraph) and third to the payment of principal, if any, due on such Class (i.e., the aggregate of the amounts calculated pursuant to clauses (y)(iii) and (y)(iv) of such paragraph).

    As indicated above, in the event that the Pool Distribution Amount on any Distribution Date is not sufficient to make the full distribution of current interest to the holders of a Class of Senior Certificates entitled to payments of interest, the difference between the amount of current interest which the holders of such Class would have received on such Distribution Date if there had been sufficient funds available and the amount actually distributed will be added to the amount of interest which the holders of such Class are entitled to receive on the next Distribution Date. Unless otherwise specified in the applicable Prospectus Supplement, the amount of any such interest shortfall so carried forward will not bear interest.

    If the Pool Distribution Amount is insufficient on any Distribution Date to make the full distribution of principal due on a Class of Senior Certificates, the percentage of principal payments to which the holders of the Senior Certificates would be entitled on the immediately succeeding Distribution Date will be increased. This increase will have the effect of reducing, as a relative matter, the respective interest of the holders of the Subordinated Certificates in future payments of principal on the related Mortgage Loans. If the Pool Distribution Amount is not sufficient to make full distribution described above to the holders of all Classes of Senior Certificates on any Distribution Date (assuming that more than one Class or Subclass of Senior

Certificates of a Series has been issued), unless otherwise specified in the applicable Prospectus Supplement, the holders of each such Class or Subclass will share in the funds actually available in proportion to the respective amounts that each such Class or Subclass would have received had the Pool Distribution Amount been sufficient to make the full distribution of interest and principal due to each such Class or Subclass.

    Unless otherwise provided in the related Prospectus Supplement, on each Distribution Date the holders of the related Subordinated Certificates will be entitled to receive (in the amounts specified therein if there is more than one Class of Subordinated Certificates), out of funds available for distribution in the related Certificate Account on such date, all amounts remaining after deduction of the amounts required to be distributed to the holders of all Classes of Senior Certificates of the same Series.

EXAMPLE OF DISTRIBUTION TO PERCENTAGE CERTIFICATEHOLDERS

    The following chart sets forth an example of the application of the foregoing provisions to the first two months of the related Trust Estate's existence, assuming the Certificates are issued in the month of January, with a Distribution Date on the 25th of each month and a Determination Date on the 17th of each month:

January 1(A)....................  Cut-Off Date.
January 2-January 31(B).........  The  Servicer receives  any principal  prepayments in full
                                  (including prepayments  due to  liquidation) and  interest thereon to date of prepayment.
January 31(C)...................  Record Date.
February 1-February 16(D).......  The  Servicer receives scheduled payments of principal and interest due on February 1.
February 17(E)..................  Determination Date.
February 25(F)..................  Distribution Date.

------------------------
(A) The initial unpaid principal balance of the Mortgage Loans in a Trust Estate would be the aggregate unpaid principal balance of the Mortgage Loans at the close of business on January 1, after deducting principal payments due on or before such date. Those principal payments due on or before January 1 and the related interest payments, would not be part of the Trust Estate and would be remitted by the Servicer to the Seller when received.

(B) Principal prepayments in full received during this period would be credited to the Certificate Account for distribution to Certificateholders on the February 25 Distribution Date. When a Mortgage Loan is prepaid in full or liquidated or an insurance claim with respect to a Mortgage Loan is settled, interest on the amount prepaid, liquidated or received in settlement is collected only from the last scheduled Due Date to the date of prepayment, liquidation or settlement. In addition, when a Mortgage Loan is prepaid in part and such payment is applied as of a date other than a Due Date, interest is charged on such payment only to the date applied. To the extent funds are available from the aggregate Servicing Fees relating to mortgagor payments or other recoveries distributed to Certificateholders on the related Distribution Date, the Servicer would make an additional payment to Certificateholders with respect to any Mortgage Loan that prepaid in full in January equal to the amount of interest on such Mortgage Loan at the Net Mortgage Interest Rate for such Mortgage Loan from the date of such prepayment in full through January 31.

(C) Distributions in the month of February will be made to Certificateholders of record at the close of business on this date.

(D) Scheduled monthly payments on the Mortgage Loans due on February 1, and partial principal prepayments received by the Servicer in reduction of the unpaid principal balance of any Mortgage Loan prior to February 17, will be deposited in the Certificate Account as received by the Servicer and will be distributed to Certificateholders on the February 25 Distribution Date. Principal prepayments in full, liquidation proceeds and proceeds with respect to the repurchase or purchase of any of the Mortgage Loans, in each case received during this period, and partial principal prepayments received on or after

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

    Succeeding monthly periods follow the pattern of (B) through (F), except that the period in (B) begins on the first of the month.

DISTRIBUTIONS TO MULTI-CLASS CERTIFICATEHOLDERS

    The following description of distributions to Multi-Class Certificateholders is one example of how such distributions may be determined. The Prospectus Supplement for a Series may provide for a different manner in which distributions to Multi-Class Certificateholders will be determined for such Series so long as such Multi-Class Certificates are rated upon issuance in one of the four highest rating categories by at least one Rating Agency.

    Except as otherwise set forth in the applicable Prospectus Supplement, distributions of interest and distributions in reduction of the Stated Amount of Multi-Class Certificates will be made from the Pool Distribution Amount (as determined by the Servicer on the related Determination Date in the same manner as described above with respect to Series of Percentage Certificates) on each Distribution Date for such Series to the holders of each Class then entitled to receive such distributions until the aggregate amount of such distributions have reduced the Stated Amount of each such Class of Certificates to zero. Distributions in reduction of Stated Amount will be allocated among the Classes of such Certificates in the manner specified in the applicable Prospectus Supplement. If so specified in the related Prospectus Supplement, such Series may include Classes designed to receive principal payments using a predetermined schedule such as planned amortization class certificates and targeted amortization class certificates and Classes that receive principal payments only if other designated Classes receive their scheduled payments. Unless otherwise specified in the applicable Prospectus Supplement, all distributions in reduction of the Stated Amount of a Class of Multi-Class Certificates will be made pro rata among the Certificates of such Class.

    Unless otherwise specified in the Prospectus Supplement relating to a Series of Certificates, the aggregate amount that will be distributed in reduction of Stated Amount to holders of Multi-Class Certificates of a Series then entitled thereto on any Distribution Date for such Series will equal, to the extent funds are

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(FOOTNOTES CONTINUED FROM PRECEDING PAGE)
    February 17, will be deposited in the Certificate Account but will not be distributed to Certificateholders on the February 25 Distribution Date.
    Instead, such amounts will be credited to the Certificate Account for distribution to Certificateholders on the March 25 Distribution Date.

(E) As of the close of business on February 17, the Servicer will determine the amounts of Periodic Advances and the amounts of principal and interest which will be distributed to the Certificateholders, including scheduled payments due on or before February 1 which have been received on or before the close of business on February 16, partial principal prepayments received by the Servicer in reduction of the unpaid principal balance of any Mortgage Loan prior to February 17 and principal prepayments in full, liquidation proceeds, and proceeds with respect to the repurchase or purchase of any of the Mortgage Loans, received during the period commencing January 2 and ending on January 31. With respect to each Series of Percentage Certificates, other than Shifting Interest Certificates, the Servicer will calculate the Distributable Amount and the Pro Rata Share for each Class, and the amount otherwise distributable to the Subordinated Class, together with amounts, if any, in the Subordination Reserve Fund, will be available, to the extent of the Subordinated Amount, to increase the amount distributable to the Senior Class or Classes up to the Senior Class Shortfall in respect of such Classes. With respect to each Series of Shifting Interest Certificates, the Servicer will calculate the Senior Class Distribution Amount for each Senior Class and will determine the percentage interests of each Senior Class to be used in connection with calculating Senior Class Distribution Amounts with respect to the March 25 Distribution Date. If applicable, the Servicer will calculate the amounts payable in respect of any other form of credit enhancement.

(F) Unless otherwise so specified in the related Prospectus Supplement, the Servicer or the Paying Agent will make distributions to Certificateholders on the 25th day of each month, or if such 25th day is not a business day, on the next business day.

available, the sum of (i) the Multi-Class Certificate Distribution Amount (as defined herein) and (ii) if and to the extent specified in the related Prospectus Supplement, the applicable percentage of the Spread specified in such Prospectus Supplement.

    Unless otherwise specified in the applicable Prospectus Supplement, the "Multi-Class Certificate Distribution Amount" with respect to a Distribution Date for a Series of Multi-Class Certificates will equal the amount, if any, by which the Stated Amount of the Multi-Class Certificates of such Series (after taking into account the amount of interest to be added to the Stated Amount of any Class of Compound Interest Certificates on such Distribution Date and before giving effect to any distributions in reduction of Stated Amount on such Distribution Date) exceeds the Pool Value (as defined herein) of the Mortgage Loans included in the Trust Estate for such Series as of the end of the period (a "Due Period") specified in the related Prospectus Supplement. For purposes of determining the Multi-Class Certificate Distribution Amount with respect to a Distribution Date for a Series of Certificates having one or more Classes of Multi-Class Certificates, the Pool Value of the Mortgage Loans included in the Trust Estate for such Certificates will be reduced to take into account all distributions thereon received by the Trustee during the applicable Due Period.

    Unless otherwise specified in the applicable Prospectus Supplement, "Spread" with respect to a Distribution Date for a Series of Multi-Class Certificates will be the excess of (a) the sum of (i) all payments of principal and interest received on the related Mortgage Loans (net of the Fixed Retained Yield, if any, and the applicable Servicing Fee with respect to such Mortgage Loans) in the Due Period applicable to such Distribution Date and, in the case of the first Due Period, any amount deposited by the Seller in the Certificate Account on the Closing Date, (ii) income from reinvestment thereof, if any, and (iii) to the extent specified in the applicable Prospectus Supplement, the amount of cash withdrawn from any reserve fund or available under any other form of credit enhancement for such Series, over (b) the sum of (i) all interest distributed on the Multi-Class Certificates of such Series on such Distribution Date, (ii) the Multi-Class Certificate Distribution Amount for such Series with respect to such Distribution Date, (iii) if applicable to such Series, any Special Distributions (as described below) in reduction of the Stated Amount of the Multi-Class Certificates of such Series made since the preceding Distribution Date for such Series (or since the Closing Date in the case of the first Distribution Date for such Series), including any accrued interest distributed with such Special Distributions, (iv) all administrative and other expenses relating to the Trust Estate payable during the Due Period preceding such Distribution Date, other than such expenses which are payable by the Servicer, and any amount required to be deposited into any reserve fund from funds allocable to the Multi-Class Certificates in the Certificate Account. Reinvestment income on any reserve fund will not be included in Spread except to the extent that reinvestment income is taken into account in calculating the initial amount required to be deposited in such reserve fund, if any.

  VALUATION OF MORTGAGE LOANS

    If specified in the Prospectus Supplement relating to a series of Multi-Class Certificates, for purposes of establishing the principal amount of Mortgage Loans that will be included in a Trust Estate for such Series, each Mortgage Loan to be included in such Trust Estate will be assigned an initial "Pool Value." Unless otherwise specified in the applicable Prospectus Supplement, the Pool Value of each Mortgage Loan in the Trust Estate for a Series is the Stated Amount of Multi-Class Certificates of such Series which, based upon certain assumptions and regardless of any prepayments on such Mortgage Loans, can be supported by the scheduled payments of principal and interest on such Mortgage Loans (net of the Fixed Retained Yield on such Mortgage Loans, if any, and the applicable Servicing Fee), together with reinvestment earnings thereon, if any, at the Assumed Reinvestment Rate for the period specified in the related Prospectus Supplement and amounts available to be withdrawn (if applicable) from any reserve fund for such Series, all as specified in the applicable Prospectus Supplement. In calculating the Pool Value of a Mortgage Loan included in the Trust Estate, future distributions on such Mortgage Loan will be determined based on scheduled payments on such Mortgage Loan. Any similar Mortgage Loans may be aggregated into one or more groups (each, a "Pool Value Group"), each of which will be assigned an aggregate Pool Value calculated as if all such Mortgage Loans in the Pool Value Group constituted a single mortgage loan having the highest mortgage rate and the longest maturity of any such mortgage loan for such Pool Value Group. There are a number of alternative means of determining the Pool Value of a Mortgage Loan or Pool Value Group, including determinations based on the discounted present value of the remaining scheduled payments of principal and interest thereon and determinations based on the relationship between the Mortgage Interest Rates borne thereby and the Interest Rates of the Multi-Class Certificates of the related Series. The Prospectus Supplement for each Series will describe the method or methods (and related assumptions) used to determine the Pool Values of the Mortgage Loans or the Pool Value Groups for such Series. In any event, on each Distribution Date, after making the distributions in reduction of Stated
Amount on such Distribution Date, the aggregate of the Pool Values of all Mortgage Loans and all the Pool Value Groups included in the Trust Estate for a Series of Certificates will be at least equal to the aggregate Stated Amount of the Multi-Class Certificates of such Series.

    The "Assumed Reinvestment Rate" for a Series of Multi-Class Certificates will be the highest rate permitted by the Rating Agency or Rating Agencies rating such Series of Multi-Class Certificates or a rate insured by means of a surety bond, guaranteed investment contract or similar arrangement satisfactory to such Rating Agency or Rating Agencies. If the Assumed Reinvestment Rate is so insured, the related Prospectus Supplement will set forth the terms of such arrangement.

  SPECIAL DISTRIBUTIONS

    To the extent specified in the Prospectus Supplement relating to a Series of Multi-Class Certificates which have other than monthly Distribution Dates, any such Classes having Stated Amounts may receive special distributions in reduction of Stated Amount, together with accrued interest on the amount of such reduction ("Special Distributions") in any month, other than a month in which a Distribution Date occurs, if, as a result of principal prepayments on the Mortgage Loans in the related Trust Estate and/or reinvestment yields then available, the Trustee determines, based on assumptions specified in the applicable Pooling and Servicing Agreement, that the amount of cash anticipated to be available on the next Distribution Date for such Series to be distributed to the holders of such Multi-Class Certificates may be less than the sum of (i) the interest scheduled to be distributed to such holders and (ii) the amount to be distributed in reduction of Stated Amount of such Multi-Class Certificates on such Distribution Date. Any such Special Distributions will be made in the same priority and manner as distributions in reduction of Stated Amount would be made on the next Distribution Date.

    To the extent specified in the related Prospectus Supplement, one or more Classes of Certificates of a Series of Multi-Class Certificates may be subject to special distributions in reduction of the Stated Amount thereof at the option of the holders of such Certificates, or to mandatory distributions by the Servicer. Any such distributions with respect to a Series will be described in the applicable Prospectus Supplement and will be on such terms and conditions as described therein and specified in the Pooling and Servicing Agreement for such Series.

  LAST SCHEDULED DISTRIBUTION DATE

    The "Last Scheduled Distribution Date" for each Class of Multi-Class Certificates of a Series having a Stated Amount, to the extent Last Scheduled Distribution Dates are specified in the applicable Prospectus Supplement, is the latest date on which (based upon the assumptions set forth in the applicable Prospectus Supplement) the Stated Amount of such Class is expected to be reduced to zero. Since the rate of distributions in reduction of Stated Amount of each such Class of Multi-Class Certificates will depend upon, among other things, the rate of payment (including prepayments) of the principal of the Mortgage Loans in the Trust Estate for such Series, the actual last Distribution Date for any such Class could occur significantly earlier than its Last Scheduled Distribution Date. To the extent of any delays in receipt of any payments, insurance proceeds or liquidation proceeds with respect to the Mortgage Loans included in any Trust Estate, the last Distribution Date for any such Class could occur later than its Last Scheduled Distribution Date. The rate of payments on the Mortgage Loans in the Trust Estate for any Series of Certificates will depend upon their particular characteristics, as well as on the prevailing level of interest rates from time to time and other economic factors, and no assurance can be given as to the actual prepayment experience of the Mortgage Loans. See "Prepayment and Yield Considerations" below.

                                 CREDIT SUPPORT

SUBORDINATION

  CERTIFICATES OTHER THAN SHIFTING INTEREST CERTIFICATES

    If so specified in the Prospectus Supplement relating to a Series of Certificates, other than a Series of Shifting Interest Certificates, the rights of the holders of a Class of Subordinated Certificates to receive distributions will be subordinated to the rights of the holders of a Class of Senior Certificates, to the extent of the Subordinated Amount specified in such Prospectus Supplement. The Subordinated Amount will be reduced by an amount equal to Aggregate Losses and will be further reduced in accordance with a schedule described in the applicable Prospectus Supplement. Aggregate Losses as defined in the applicable Pooling and Servicing Agreement for any given period will equal the aggregate amount of delinquencies, losses and other deficiencies ("Payment Deficiencies") in the amounts due to the Senior Certificateholders paid or borne by the Subordinated Certificateholders (but excluding any payments of Senior Class Shortfall Accruals or interest thereon) during such period, whether such aggregate amount results by way of withdrawals from the Subordination Reserve Fund (including, prior to the time that the Subordinated Amount is reduced to zero, any such withdrawal of amounts attributable to the Initial Deposit, if any), reductions in amounts that would otherwise have been distributable to the Subordinated Certificateholders on any Distribution Date, or otherwise; less the aggregate amount of previous Payment Deficiencies recovered by the related Trust Estate during such period in respect of the Mortgage Loans giving rise to such previous Payment Deficiencies, including, without limitation, such recoveries resulting from the receipt of delinquent principal or interest payments, Liquidation Proceeds and insurance proceeds (net, in each case, of any applicable Fixed Retained Yield and any unpaid Servicing Fee to which the Servicer is entitled, foreclosure costs and other servicing costs, expenses and advances relating to such Mortgage Loans).

    The protection afforded to the Senior Certificateholders by the subordination feature described above will be effected both by the preferential right, to the extent specified in the applicable Prospectus Supplement, of such Senior Certificateholders to receive current distributions on the related Mortgage Loans that would otherwise have been distributable to the Subordinated Certificateholders and (unless otherwise specified in the applicable Prospectus Supplement) by the establishment and maintenance of a Subordination Reserve Fund for such Series. Unless otherwise specified in the applicable Prospectus Supplement, the Subordination Reserve Fund will not be a part of the Trust Estate. The Subordination Reserve Fund may be funded initially with an initial deposit by the Seller (the "Initial Deposit") in an amount set forth in the applicable Prospectus Supplement. Following the initial issuance of the Certificates of a Series and until the balance of the Subordination Reserve Fund (without taking into account the amount of the Initial Deposit) first equals or exceeds the Specified Subordination Reserve Fund Balance set forth in the applicable Prospectus Supplement, and unless otherwise specified in the applicable Prospectus Supplement, the Servicer will withhold all amounts that would otherwise have been distributable to the Subordinated Certificateholders and deposit such amounts (less any portions thereof required to be distributed to Senior Certificateholders as described below) in the Subordination Reserve Fund. The time necessary for the Subordination Reserve Fund of a Series to reach the applicable Specified Subordination Reserve Fund Balance for such Series after the initial issuance of the Certificates, and the period for which such balance is maintained, will be affected by the delinquency, foreclosure and prepayment experience of the Mortgage Loans in the related Trust Estate and cannot be accurately predicted. Unless otherwise specified in the applicable Prospectus Supplement, after the amount in the Subordination Reserve Fund (without taking into account the amount of the Initial Deposit) for a Series first equals or exceeds the applicable Specified Subordination Reserve Fund Balance, the Servicer will withhold from the Subordinated Certificateholders and will deposit in the Subordination Reserve Fund such portion of the principal payments on the Mortgage Loans otherwise distributable to the Subordinated Certificateholders as may be necessary to maintain the

Subordination Reserve Fund (without taking into account the amount of the Initial Deposit) at the Specified Subordination Reserve Fund Balance. The Prospectus Supplement for each Series will set forth the amount of the Specified Subordination Reserve Fund Balance applicable from time to time and the extent, if any, to which the Specified Subordination Reserve Fund Balance may be reduced.

    In no event will the Specified Subordination Reserve Fund Balance for a Series ever be required to exceed the Subordinated Amount. In the event the Subordination Reserve Fund is depleted before the Subordinated Amount is reduced to zero, the Senior Certificateholders will continue to have a preferential right, to the extent specified in the applicable Prospectus Supplement, to receive current distributions of amounts that would otherwise have been distributable to the Subordinated Certificateholders to the extent of the then Subordinated Amount.

    After the Subordinated Amount is reduced to zero, the Senior Certificateholders of a Series will, unless otherwise specified in the applicable Prospectus Supplement, nonetheless have a preferential right to receive payment of Senior Class Shortfall Accruals and interest which has accrued thereon from amounts that would otherwise have been distributable to the Subordinated Certificateholders. The Senior Certificateholders will otherwise bear their proportionate share of any losses realized on the Trust Estate in excess of the Subordinated Amount.

    Amounts held from time to time in the Subordination Reserve Fund for a Series will be held for the benefit of the Senior Certificateholders of such Series until withdrawn from the Subordination Reserve Fund as described below.

    If on any Distribution Date while the Subordinated Amount exceeds zero, there is a Senior Class Shortfall, the Senior Class Certificateholders will be entitled to receive from current payments on the Mortgage Loans that would otherwise have been distributable to Subordinated Certificateholders the amount of such Senior Class Shortfall. If such current payments are insufficient, an amount equal to the lesser of: (i) the entire amount on deposit in the Subordination Reserve Fund available for such purpose; or (ii) the amount necessary to cover the Senior Class Shortfall will be withdrawn from the Subordination Reserve Fund. Amounts representing investment earnings on amounts held in the Subordination Reserve Fund will not be available to make payments to the Senior Certificateholders. If current payments on the Mortgage Loans and amounts available in the Subordination Reserve Fund are insufficient to pay the entire Senior Class Shortfall, then amounts held in the Certificate Account for future distributions will be distributed as necessary to the Senior Certificateholders.

    Amounts withdrawn from the Subordination Reserve Fund for a Series and deposited in the Certificate Account for such Series will be charged first against amounts in the Subordination Reserve Fund other than the Initial Deposit for such Series, and thereafter against such Initial Deposit.

    Any amounts in the Subordination Reserve Fund for a Series on a Distribution Date in excess of the Specified Subordination Reserve Fund Balance on such date prior to the time the Subordinated Amount for such Series is reduced to zero, and any amounts remaining in the Subordination Reserve Fund for such Series upon termination of the trust created by the applicable Pooling and Servicing Agreement, will be paid, unless otherwise specified in the applicable Prospectus Supplement, to the Subordinated Certificateholders of such Series in accordance with their pro rata ownership thereof, or, in the case of a Series with respect to which an election has been made to treat the Trust Estate (or a segregated pool of assets therein) as a REMIC, first to the Residual Certificateholders (to the extent of any portion of the Initial Deposit, if any, and undistributed reinvestment earnings attributable thereto), and second to the Subordinated Certificateholders of such Series, in each case in accordance with their pro rata ownership thereof. Amounts permitted to be distributed from the Subordination Reserve Fund for a Series will no longer be subject to any claims or rights of the Senior Certificateholders of such Series.

    Funds in the Subordination Reserve Fund for a Series will be invested as provided in the applicable Pooling and Servicing Agreement in certain types of eligible investments ("Eligible Investments"). If an election has been made to treat the Trust Estate (or a segregated pool of assets therein) as a REMIC, no more than 30% of the income or gain of the Subordination Reserve Fund in any taxable year may be derived from the sale or other disposition of investments held for less than three months in the Subordination Reserve Fund. The earnings on such investments will be withdrawn and paid to the Subordinated Certificateholders of such Series or to the holders of the Residual Certificates, in the event that an election has been made to treat the Trust Estate (or a segregated pool of assets therein) with respect to such Series as a REMIC, in accordance with their respective interests. Investment income earned on amounts held in the Subordination Reserve Fund will not be available for distribution to the Senior Certificateholders or otherwise subject to any claims or rights of the Senior Certificateholders.

    Eligible Investments for monies deposited in the Subordination Reserve Fund will be specified in the applicable Pooling and Servicing Agreement and, unless otherwise provided in the applicable Prospectus Supplement, will mature no later than the next Distribution Date.

    Holders of Subordinated Certificates of a Series will not be required to refund any amounts which have been properly distributed to them, regardless of whether there are sufficient funds to distribute to Senior Certificateholders the amounts to which they are later entitled.

    If specified in the Prospectus Supplement relating to a Series of Certificates, the Subordination Reserve Fund may be funded in any other manner acceptable to the Rating Agency and consistent with an election, if any, to treat the Trust Estate (or a segregated pool of assets therein) for such Series as a REMIC, as will be more fully described in such Prospectus Supplement.

  SHIFTING INTEREST CERTIFICATES

    If specified in the applicable Prospectus Supplement, the rights of the holders of the Subordinated Certificates of a Series of Shifting Interest Certificates to receive distributions with respect to the Mortgage Loans in the related Trust Estate will be subordinated to such rights of the holders of the Senior Certificates of the same Series to the extent described below, except as otherwise set forth in such Prospectus Supplement. This subordination is intended to enhance the likelihood of regular receipt by holders of Senior Certificates of the full amount of scheduled monthly payments of principal and interest due them and to provide limited protection to the holders of the Senior Certificates against losses due to mortgagor defaults.

    The protection afforded to the holders of Senior Certificates of a Series of Shifting Interest Certificates by the subordination feature described above will be effected by the preferential right of such holders to receive, prior to any distribution being made in respect of the related Subordinated Certificates on each Distribution Date, current distributions on the related Mortgage Loans of principal and interest due them on each Distribution Date out of the funds available for distribution on such date in the related Certificate Account and, to the extent described below, by the right of such holders to receive future distributions on the Mortgage Loans that would otherwise have been payable to the holders of Subordinated Certificates.

    Losses realized on liquidated Mortgage Loans (other than certain liquidated Mortgage Loans that are Special Hazard Mortgage Loans as described below) will be allocated to the holders of Subordinated Certificates through a reduction of the amount of principal payments on the Mortgage Loans to which such holders are entitled. Prior to the Cross-Over Date, holders of Senior Certificates of each Class entitled to a percentage of principal payments on the related Mortgage Loans will be entitled to receive, as part of their respective Senior Class Distribution Amounts payable on each Distribution Date in respect of each Mortgage Loan that became a liquidated Mortgage Loan in the preceding month (subject to the additional limitation described below applicable to liquidated Mortgage Loans that are Special Hazard Mortgage Loans), their respective shares of the Scheduled Principal Balance of each such liquidated Mortgage Loan, together with interest accrued at the applicable Net Mortgage Interest Rate, irrespective of whether net Liquidation Proceeds realized thereon are sufficient to cover such amount. For a description of the full Senior Class Distribution Amount payable to holders of Senior Certificates of each Series, see "Description of the Certificates--Distributions to Percentage Certificateholders--Shifting Interest Certificates."

    On each Distribution Date occurring on or after the Cross-Over Date, holders of Senior Certificates of each Class entitled to a percentage of principal payments will generally receive, as part of their respective Senior Class Distribution Amounts, only their respective shares of the net Liquidation Proceeds actually realized in respect of the applicable liquidated Mortgage Loans after reimbursement to the Servicer of any previously unreimbursed
Periodic Advances made in respect of such liquidated Mortgage Loans. See "Description of the Certificates--Distributions to Percentage Certificateholders--Shifting Interest Certificates."

    In the event that a Mortgage Loan becomes a liquidated Mortgage Loan as a result of a hazard not insured against under a standard hazard insurance policy of the type described herein (a "Special Hazard Mortgage Loan"), the holders of Senior Certificates of each Class entitled to a percentage of principal payments on the related Mortgage Loans will be entitled to receive in respect of each Mortgage Loan which became a Special Hazard Mortgage Loan in the preceding month, as part of their respective Senior Class Distribution Amounts payable on each Distribution Date prior to the Special Hazard Termination Date, their respective shares of the Scheduled Principal Balance of such Mortgage Loan, together with interest accrued at the applicable Net Mortgage Interest Rate, rather than their respective shares of net Liquidation Proceeds actually realized. The Special Hazard Termination Date for a Series of Certificates will be the earlier to occur of (i) the date on which cumulative net losses in respect of Special Hazard Mortgage Loans exceed the Special Hazard Loss Amount specified in the applicable Prospectus Supplement or (ii) the Cross-Over Date. Since the amount of the Special Hazard Loss Amount for a Series of Certificates is expected to be less than the amount of principal payments on the Mortgage Loans to which the holders of the Subordinated Certificates of such Series are initially entitled (such amount being subject to reduction, as described above, as a result of allocation of losses on other liquidated Mortgage Loans as well as Special Hazard Mortgage Loans), the holders of Subordinated Certificates of such Series will bear the risk of losses in the case of Special Hazard Mortgage Loans to a lesser extent than they will bear losses on other liquidated Mortgage Loans. Once the Special Hazard Termination Date has occurred, holders of Senior Certificates of each Class entitled to payments of principal will be entitled to receive, as part of their respective Senior Class Distribution Amounts, only their respective shares of net Liquidation Proceeds realized on Special Hazard Mortgage Loans (less the total amount of delinquent installments in respect of each such Special Hazard Mortgage Loan that were previously the subject of distributions to the holders of Senior Certificates paid out of amounts otherwise distributable to the holders of the Subordinated Certificates of such Series). The outstanding principal balance of each such Class will, however, be reduced by such Class's specified percentage of the Scheduled Principal Balance of each such Special Hazard Mortgage Loan. See "Description of the Certificates--Distributions to Percentage Certificateholders--Shifting Interest Certificates."

    If the cumulative net losses on all Mortgage Loans in a Trust Estate that have become Special Hazard Mortgage Loans in the months prior to the month in which a Distribution Date occurs would exceed the Special Hazard Loss Amount for a Series of Certificates, that portion of the Senior Class Distribution Amount as of such Distribution Date for each Class of Senior Certificates of such Series entitled to a percentage of principal payments on the Mortgage Loans in the related Trust Estate attributable to Mortgage Loans which became Special Hazard Mortgage Loans in the month preceding the month of such Distribution Date will be calculated not on the basis of the Scheduled Principal Balances of such Special Hazard Mortgage Loans but rather will be computed as an amount equal to the sum of (i) the excess of the Special Hazard Loss Amount over the cumulative net losses on all Mortgage Loans that became Special Hazard Mortgage Loans in the months prior to the month of such Distribution Date and (ii) the excess of
(a) the product of the percentage of principal payments to which such Class is entitled multiplied by the aggregate net Liquidation Proceeds of the Mortgage Loans which became Special Hazard Mortgage Loans in the month preceding the month of such Distribution Date over (b) the total amount of delinquent installments in respect of such Special Hazard Mortgage Loans that were previously the subject of distributions to such Class paid out of amounts otherwise distributable to the holders of the related Subordinated Certificates.

    Although the subordination feature described above is intended to enhance the likelihood of timely payment of principal and interest to the holders of Senior Certificates, shortfalls could result in certain circumstances. For example, a shortfall in the payment of principal otherwise due the holders of Senior Certificates could occur if losses realized on the Mortgage Loans in a Trust Estate were exceptionally high and were concentrated in a particular month. See "Description of the Certificates--Distributions to Percentage Certificateholders--Shifting Interest Certificates" for a description of the consequences of any shortfall of principal or interest.

    The holders of Subordinated Certificates will not be required to refund any amounts previously properly distributed to them, regardless of whether there are sufficient funds on a subsequent Distribution Date to make a full distribution to holders of each Class of Senior Certificates of the same Series.

OTHER CREDIT ENHANCEMENT

    In addition to subordination as discussed above, credit enhancement may be provided with respect to any Series of Certificates in any other manner which may be described in the applicable Prospectus Supplement, including, but not limited to, credit enhancement through an alternative form of subordination and/or one or more of the methods described below.

  LIMITED GUARANTEE

    If so specified in the Prospectus Supplement with respect to a Series of Certificates, credit enhancement may be provided in the form of a limited guarantee issued by a guarantor named therein.

  LETTER OF CREDIT

    Alternative credit support with respect to a Series of Certificates may be provided by the issuance of a letter of credit by the bank or financial institution specified in the applicable Prospectus Supplement. The coverage, amount and frequency of any reduction in coverage provided by a letter of credit issued with respect to a Series of Certificates will be set forth in the Prospectus Supplement relating to such Series.

  POOL INSURANCE POLICIES

    If so specified in the Prospectus Supplement relating to a Series of Certificates, the Seller will obtain a pool insurance policy for the Mortgage Loans in the related Trust Estate. The pool insurance policy will cover any loss (subject to the limitations described in a related Prospectus Supplement) by reason of default to the extent a related Mortgage Loan is not covered by any primary mortgage insurance policy. The amount and principal terms of any such coverage will be set forth in the Prospectus Supplement.

  SPECIAL HAZARD INSURANCE POLICIES

    If so specified in the applicable Prospectus Supplement, for each Series of Certificates as to which a pool insurance policy is provided, the Seller will also obtain a special hazard insurance policy for the related Trust Estate in the amount set forth in such Prospectus Supplement. The special hazard insurance policy will, subject to the limitations described in the applicable Prospectus Supplement, protect against loss by reason of damage to Mortgaged Properties caused by certain hazards not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located. The amount and principal terms of any such coverage will be set forth in the Prospectus Supplement.

  MORTGAGOR BANKRUPTCY BOND

    If so specified in the applicable Prospectus Supplement, losses resulting from a bankruptcy proceeding relating to a mortgagor affecting the Mortgage Loans in a Trust Estate with respect to a Series of Certificates will be covered under a mortgagor bankruptcy bond (or any other instrument that will not result in a downgrading of the rating of the Certificates of a Series by the Rating Agency or Rating Agencies that rated such Series). Any mortgagor bankruptcy bond or such other instrument will provide for coverage in an amount meeting the criteria of the Rating Agency or Rating Agencies rating the Certificates of the related Series, which amount will be set forth in the related Prospectus Supplement. The amount and principal terms of any such coverage will be set forth in the Prospectus Supplement.

                      PREPAYMENT AND YIELD CONSIDERATIONS

PASS-THROUGH RATES AND INTEREST RATES

    Any Class of Certificates of a Series may have a fixed Pass-Through Rate or Interest Rate, or a Pass-Through Rate or Interest Rate which varies based on changes in an index or based on changes with respect to the underlying Mortgage Loans (such as, for example, varying on the basis of changes in the weighted average Net Mortgage Interest Rate of the underlying Mortgage Loans).

    The Prospectus Supplement for each Series will specify the range and the weighted average of the Mortgage Interest Rates and, if applicable, Net Mortgage Interest Rates for the Mortgage Loans underlying such Series as of the Cut-Off Date. If the Trust Estate includes adjustable-rate Mortgage Loans or includes Mortgage Loans with different Net Mortgage Interest Rates, the weighted average Net Mortgage Interest Rate may vary from time to time as set forth below. See "The Trust Estates." The Prospectus Supplement for a Series will also specify the initial weighted average Pass-Through Rate or Interest Rate for each Class of Certificates of such Series and will specify whether each such Pass-Through Rate or Interest Rate is fixed or is variable.

    The Net Mortgage Interest Rate for any adjustable rate Mortgage Loan will change with any changes in the index specified in the related Prospectus Supplement on which such Mortgage Interest Rate adjustments are based, subject to any applicable periodic or aggregate caps or floors on the related Mortgage Interest Rate. The weighted average Net Mortgage Interest Rate with respect to any Series may vary due to changes in the Net Mortgage Interest Rates of adjustable rate Mortgage Loans, to the timing of the Mortgage Interest Rate readjustments of such Mortgage Loans and to different rates of payment of principal of fixed or adjustable rate Mortgage Loans bearing different Mortgage Interest Rates. See "Prepayment and Yield Considerations."

SCHEDULED DELAYS IN DISTRIBUTIONS

    At the date of initial issuance of the Certificates of each Series offered hereby, the initial purchasers of a Class of Certificates (other than certain Classes of Residual Certificates) will be required to pay accrued interest at the applicable Pass-Through Rate or Interest Rate for such Class from the Cut-Off Date for such Series to, but not including, the date of issuance. With respect to Standard Certificates or Stripped Certificates, the effective yield to Certificateholders will be below the yield otherwise produced by the applicable Pass-Through Rate because the distribution of principal and interest which is due on each Due Date will not be made until the 25th day (or if such 25th day is not a business day, the business day immediately following such 25th day) of the month in which such Due Date occurs (or until such other Distribution Date specified in the applicable Prospectus Supplement). To the extent set forth in the related Prospectus Supplement, Multi-Class Certificates may provide for distributions of interest accrued during periods ending prior to the related Distribution Date. In any such event, the nature of such scheduled delays in distribution and the impact on the yield of such Multi-Class Certificates will be set forth in the related Prospectus Supplement.

EFFECT OF PRINCIPAL PREPAYMENTS

    When a Mortgage Loan is prepaid in full, the mortgagor pays interest on the amount prepaid only to the date of prepayment and not thereafter. Liquidation Proceeds (as defined herein) and amounts received in settlement of insurance claims are also likely to include interest only to the time of payment or settlement. When a Mortgage Loan is prepaid in part, an interest shortfall may result depending on the timing of the receipt of the partial prepayment and the timing of when those prepayments are passed through to Certificateholders. To partially mitigate this reduction in yield, the Pooling and Servicing Agreement relating to a Series will provide, unless otherwise specified in the applicable Prospectus Supplement, that with respect to any principal prepayment in full of any Mortgage Loan underlying the Certificates of such Series, the Servicer will pay into the Certificate Account for such Series to the extent funds are available for such purpose from the aggregate Servicing Fees (or portion thereof as specified in the related Prospectus Supplement) which the Servicer is entitled to receive relating to mortgagor payments or other recoveries distributed to Certificateholders on the related Distribution Date, the amount, if any, of interest at the Net Mortgage Interest Rate for such Mortgage Loan for the period from the date of such prepayment in full to and including the end of the month in which such prepayment in full occurs. Unless otherwise specified in the applicable
Prospectus Supplement, no comparable offset against the Servicing Fee will be provided with respect to partial prepayments or liquidations of any Mortgage Loans and any interest shortfall arising from partial prepayments or from liquidations either will be covered by means of the subordination of the rights of Subordinated Certificateholders or any other credit support arrangements. See "Servicing of the Mortgage Loans--Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans."

    A lower rate of principal prepayments than anticipated would negatively affect the total return to investors in any Certificates of a Series that are offered at a discount to their principal amount and a higher rate of principal prepayments than anticipated would negatively affect the total return to investors in the Certificates of a Series that are offered at a premium to their principal amount. The yield on Stripped Certificates may be particularly sensitive to prepayment rates, and further information with respect to yield on such Stripped Certificates will be included in the applicable Prospectus Supplement.

WEIGHTED AVERAGE LIFE OF CERTIFICATES

    The Mortgage Loans may be prepaid in full or in part at any time. Unless otherwise specified in the applicable Prospectus Supplement, no Mortgage Loan will provide for a prepayment penalty. Unless otherwise specified in the applicable Prospectus Supplement, all fixed rate Mortgage Loans will contain due-on-sale clauses permitting the mortgagee to accelerate the maturities of the Mortgage Loans upon conveyance of the related Mortgaged Properties, and all adjustable-rate Mortgage Loans will permit creditworthy borrowers to assume the then-outstanding indebtedness on the Mortgage Loans.

    Prepayments on Mortgage Loans are commonly measured relative to a prepayment standard or model. The Prospectus Supplement for each Series of Stripped Certificates may, and the Prospectus Supplement for each Series of Multi-Class Certificates will, describe one or more such prepayment standards or models and contain tables setting forth the projected yields to maturity on each Class or Subclass of Certificates of a Series of Stripped Certificates or, with respect to a Series of Multi-Class Certificates, the weighted average life of each Class and the percentage of the original aggregate Stated Amount of each Class that would be outstanding on specified Distribution Dates for such Series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans are made at rates corresponding to various percentages of the prepayment standard or model specified in the related Prospectus Supplement.

    There is no assurance that prepayment of the Mortgage Loans underlying a Series of Certificates will conform to any level of the prepayment standard or model specified in the related Prospectus Supplement. A number of factors, including homeowner mobility, economic conditions, changes in mortgagors' housing needs, job transfers, unemployment or, in the case of borrowers relying on commission income and self-employed borrowers, significant fluctuations in income or adverse economic conditions, mortgagors' net equity in the properties securing the mortgages, servicing decisions, enforceability of due-on-sale clauses, mortgage market interest rates, mortgage recording taxes, and the availability of mortgage funds, may affect prepayment experience. In general, however, if prevailing interest rates fall significantly below the Mortgage Interest Rates on the Mortgage Loans underlying a Series of Certificates, the prepayment rates of such Mortgage Loans are likely to be higher than if prevailing rates remain at or above the rates borne by such Mortgage Loans. It should be noted that Certificates of a Series may evidence an interest in a Trust Estate with different Mortgage Interest Rates. Accordingly, the prepayment experience of such Certificates will to some extent be a function of the mix of interest rates of the Mortgage Loans. In addition, the terms of the Pooling and Servicing Agreement will require the Servicer to enforce any due-on-sale clause to the extent it has knowledge of the conveyance or the proposed conveyance of the underlying Mortgaged Property; provided, however, that any enforcement action that the Servicer in good faith determines may be restricted by law or that would impair or threaten to impair any recovery under any related insurance policy will not be required and provided, further, that the Servicer may permit the assumption of defaulted Mortgage Loans. See "Servicing of the Mortgage Loans--Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of the Mortgage Loans--'Due-On-Sale' Clauses" for a description of certain provisions of each Pooling and Servicing Agreement and certain legal developments that may affect the prepayment experience on the Mortgage Loans.

    At the request of the mortgagor, the Servicer may allow the refinancing of a Mortgage Loan in any Trust Estate by accepting prepayments thereon and permitting a new loan secured by a Mortgage on the same property. Upon such refinancing, the new loan will not be included in the Trust Estate. A mortgagor may be legally entitled to require the Servicer to allow such a refinancing. Any such refinancing will have the same effect as a prepayment in full of the related Mortgage Loan. In this regard PHMC may, from time to time, implement programs designed to encourage refinancing through PHMC, including but not limited to general or targeted solicitations, or the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. The Servicer may also encourage refinancing of defaulted Mortgage Loans, including Mortgage Loans that would permit creditworthy borrowers to assume the outstanding indebtedness.

    The Seller will be obligated, under certain circumstances, to repurchase certain of the Mortgage Loans. In addition, if specified in the applicable Prospectus Supplement, the Pooling and Servicing Agreement will permit, but not require, the Seller, and the terms of certain insurance policies relating to the Mortgage Loans may permit the applicable insurer, to purchase any delinquent Mortgage Loan. The proceeds of any such purchase or repurchase will be deposited in the related Certificate Account and such purchase or repurchase will have the same effect as a prepayment in full of the related Mortgage Loan. See "The Trust Estates--Mortgage Loans--Assignment of the Mortgage Loans to the Trustee" and"--Optional Repurchases." In addition, if so specified in the applicable Prospectus Supplement, the Servicer will have the option to purchase all, but not less than all, of the Mortgage Loans in any Trust Estate under the limited conditions specified in such Prospectus Supplement. For any Series of Certificates for which an election has been made to treat the Trust Estate (or a segregated pool of assets therein) as a REMIC, any such purchase or repurchase may be effected only pursuant to a "qualified liquidation," as defined in Code
Section 860F(a)(4)(A). See "The Pooling and Servicing Agreement--Termination; Purchase of Mortgage Loans."

                                   THE SELLER

    The Prudential Home Mortgage Securities Company, Inc. (the "Seller"), a direct, wholly-owned subsidiary of The Prudential Home Mortgage Company, Inc. ("PHMC") and an indirect, wholly-owned subsidiary of Residential Services Corporation of America and The Prudential Insurance Company of America, a mutual insurance company organized under the laws of the State of New Jersey ("Prudential Insurance"), is the successor in interest to The Prudential Home Mortgage Securities Company, a limited purpose general partnership formed pursuant to the Partnership Law of the State of New York on December 30, 1987 ("PHMSCo."). The Seller was incorporated in the State of Delaware on August 21, 1985 under the name Dryden Guaranty Corporation, but did not actively engage in business prior to December 28, 1988. On July 18, 1988, the Certificate of Incorporation of the Seller was amended to, among other things, change the name of Dryden Guaranty Corporation to The Prudential Home Mortgage Securities Company, Inc. and to limit the purposes for which the Seller exists and, on December 28, 1988, the Seller acquired all of the assets and assumed all of the liabilities of PHMSCo., including but not limited to all of PHMSCo.'s rights and obligations under the Pooling and Servicing Agreements relating to series of mortgage pass-through certificates previously sold by it.

    The limited purposes of the Seller are, in general, to acquire, own and sell mortgage loans; to issue, acquire, own, hold and sell mortgage pass-through securities which represent ownership interests in mortgage loans, collections thereon and related properties; and to engage in any acts which are incidental to, or necessary, suitable or convenient to accomplish, the foregoing.

    The Seller maintains its principal office at 7470 New Technology Way, Frederick, Maryland 21701. Its telephone number is (301) 846-8199.

    At the time of the formation of any Trust Estate, the Seller will be the sole owner of all the related Mortgage Loans. The Seller will have acquired the Mortgage Loans included in any Trust Estate from PHMC or another affiliate. The Seller's only obligation with respect to the Certificates of any Series will be to repurchase or substitute for Mortgage Loans in a Trust Estate in the event of defective documentation or upon the failure of certain representations and warranties made by the Seller. See "The Trust Estates-- Assignment of Mortgage Loans to the Trustee."

                                      PHMC

GENERAL

    PHMC is the successor in interest to The Prudential Home Mortgage Company, a joint venture which was formed under the laws of the State of New York on November 7, 1984 ("PHMCo."). Immediately prior to November 1987, the partners of PHMCo., each of which owned a 50% interest in the joint venture, were The Prudential Mortgage Capital Company, Inc., a New Jersey corporation and an indirect, wholly owned subsidiary of Prudential Insurance ("PMCC") and TR Venture Corporation ("TRVC"), a Delaware corporation indirectly, wholly owned by Salomon Inc and affiliated with Salomon Brothers Inc. During November 1987, PMCC transferred a 0.1% interest in PHMCo. to its affiliate, PIC Realty Corporation, and, immediately thereafter, the interest of TRVC in PHMCo. was retired. As a consequence thereof, PHMCo. became indirectly, wholly owned by Prudential Insurance, which, in turn, also indirectly, wholly owns the Seller.

    PHMC was incorporated in the State of New Jersey on September 18, 1978 under the name Newark Rehabilitation, Inc., but did not actively engage in business prior to October 31, 1988. On March 3, 1988, Newark Rehabilitation, Inc. changed its name to The Prudential Home Mortgage Company, Inc., and, on October 31, 1988, PHMC acquired all of the assets and assumed all of the liabilities of PHMCo. As used herein and in each Prospectus Supplement, references to PHMC that relate to activities occurring prior to October 31, 1988 are to PHMCo. From October 31, 1988 to December 19, 1989, PHMC was a direct, wholly owned subsidiary of PMCC. On December 19, 1989, all of the common stock of PHMC was transferred to, and PHMC became a direct, wholly owned subsidiary of, Residential Services Corporation of America, a direct, wholly owned subsidiary of Prudential Insurance.

    PHMC is engaged principally in the business of originating and purchasing, for its own account and for the account of its affiliates, residential mortgage loans secured by one- to four-family homes located throughout the United States and made in order to purchase those homes or to refinance prior loans secured by such homes. PHMC also processes loans for other originators. See "--Mortgage Origination Processing" below. The executive offices of PHMC are located at 8000 Maryland Avenue, Suite 1400, Clayton, Missouri 63105, and its telephone number is (314) 726-3900.

    PHMC is an affiliate of Lender's Service, Inc., a Delaware corporation ("LSI"), formerly known as Lender's Service Acquisition Corporation, which is a wholly owned subsidiary of Residential Services Corporation of America and an indirect wholly owned subsidiary of Prudential Insurance, and which is the successor in interest to Lender's Service, Inc., a Pennsylvania corporation. LSI maintains a relationship with a nationwide network of appraisers; these appraisers perform work for LSI on an independent-contractor basis. Appraisals, review appraisals and recertifications obtained in connection with mortgage loans originated or acquired by PHMC may be obtained through LSI. See
"--Mortgage Loan Underwriting" below. LSI may also act as a title insurance agent for various title insurance companies, and as a vendor of credit reports for UCB Services, a national mortgage reporting company, with respect to mortgage loans, including the Mortgage Loans. PHMC is also an affiliate of Prudential Property and Casualty Insurance Company, a wholly owned, indirect subsidiary of Prudential Insurance, which offers casualty insurance for residential properties, which may include the Mortgaged Properties. PHMC is an affiliate of The Prudential Bank and Trust Company, a Georgia bank, for which PHMC processes applications for home equity loans secured by residential properties, which may include the Mortgaged Properties. PHMC is also an affiliate of The Prudential Real Estate Affiliates, Inc., which may, directly or through real estate brokers, refer loan originations to PHMC. PHMC is also an affiliate of The Prudential Savings Bank, a savings and loan association, which may offer services to the mortgagors of the Mortgage Loans. PHMC is also an affiliate of Prudential Residential Services Limited Partnership and The Prudential Real Estate Affiliates, Inc. (collectively, "PRR"). PRR primarily offers relocation services to corporate employees and residential brokerage services to the public. PRR may, directly or through real estate brokers, refer loan originations to PHMC. PHMC is also an affiliate of a number of other insurance providers (including providers of life, health, disability, automobile and personal catastrophe insurance) and financial services providers (including providers of annuities, mutual funds, retirement accounts, financial planning services, credit cards, securities and commodities brokerage and asset management), all of which may offer services to the mortgagors of the Mortgage Loans.

    PHMC conducts its mortgage loan processing through centralized production offices located in Costa Mesa, California, Frederick, Maryland and Minneapolis, Minnesota. At these locations, PHMC receives applications for home mortgage loans on toll-free telephone numbers that can be called from anywhere in the United States. In addition, PHMC maintains marketing offices in major metropolitan centers in the United States. While the manner in which it conducts its business does not generally entail face-to-face interactions with borrowers, PHMC has varying degrees of direct contact with borrowers under the mortgage origination and acquisition programs described below. Since PHMC takes a more active role in loan processing in connection with those programs that involve the referral of applicants, rather than the purchase of completed loan packages, borrower contact tends to be more frequent where PHMC functions as the originator of the mortgage loans.

    On May 31, 1991, PHMC acquired certain assets and operations of A Mortgage Company, formerly America's Mortgage Company ("AMC"), located in Springfield, Illinois. AMC's business consisted primarily of the origination and acquisition of mortgage loans insured or guaranteed by the Federal Housing Administration and the United States Department of Veterans Affairs ("FHA/VA loans"), the issuance and sale of securities guaranteed by the Government National Mortgage Association ("GNMA"), which securities were backed by pools of FHA/VA loans, and the servicing of such mortgage loans. These activities are now being conducted by PHMC from the Springfield, Illinois location. The description of PHMC's activities elsewhere in this Prospectus relate to conventional rather than to FHA/VA loans, since the Mortgage Loans to be included in the Trust Estate for any Series of Certificates will be comprised exclusively of conventional loans.

MORTGAGE LOAN PRODUCTION SOURCES

    Unless otherwise specified in the applicable Prospectus Supplement, PHMC's primary sources of mortgage loans are (i) selected corporate clients, (ii) mortgage brokers and similar entities, and (iii) other originators. The first two categories involve the origination of mortgage loans by PHMC through the referral of applicants to PHMC by the respective sources; the third category involves the acquisition by PHMC of qualifying mortgage loans presented to PHMC by such third parties. The relative contribution of each of these sources to PHMC's business, measured by the volume of loans generated, tends to fluctuate over time.

    Mortgage loans generated through contacts with corporate clients or with mortgage brokers and similar entities typically involve the referral of a loan applicant to PHMC; the gathering of credit-related and property-specific information by PHMC; and the decision by PHMC, based on its analysis of such information, as to the suitability of its making the loan. It is characteristic of PHMC's practice with respect to loans generated as a result of referrals from these two sources that PHMC, itself, orders appraisals (most frequently, the original appraisals, but in some cases, review appraisals) and credit reports. The level of involvement by PHMC in other aspects of the processing of these loans varies considerably; whereas, PHMC typically assists the borrower referred by corporate clients through the application stage, PHMC tends to have limited contact with those borrowers whose applications are processed on PHMC's behalf by certain mortgage brokers or similar entities, as discussed below. Taken as a whole, however, PHMC's processing role in connection with loans generated either as a result of referrals from corporate clients or from mortgage brokers and similar entities generally exceeds the more limited processing role associated with loans acquired from PHMC's third production source, other originators. It is PHMC's practice to review the loan file submitted to it by the other originator; order a new credit report; under certain limited circumstances, order a review appraisal; and, on the basis of its analysis of both the data that it has received and the data that it has gathered, determine whether to accept or reject the loan. For each loan purchased by PHMC, the seller, or the other originator that previously sold the loan to PHMC's seller, will have taken the borrower's loan application, obtained the initial credit reports, ordered the original appraisal and provided all necessary documentation and disclosure relating to compliance with federal, state or local law applicable to mortgage loan origination and servicing.

    A majority of PHMC's corporate clients are companies that sponsor relocation programs for their employees and in connection with which PHMC provides mortgage financing. Eligibility for a relocation loan is based, in general, on an employer's providing financial assistance to the relocating employee in connection with a job-required move. Although all Subsidy Loans are generated through such corporate-sponsored programs, the assistance extended by the employer need not necessarily take the form of a loan subsidy. (Not all relocation loans are generated by PHMC through referrals from its corporate clients: some relocation loans are generated as a result of referrals from mortgage brokers and similar entities; others are generated through PHMC's acquisition of mortgage loans from other originators.) Also among PHMC's corporate clients are various professional associations. These associations, as well as the other corporate clients, promote the availability of a broad range of PHMC mortgage products to their members or employees, including refinance loans, second-home loans and investment-property loans.

    Mortgage brokers, realtors (including affiliates of Prudential Insurance), mortgage bankers, commercial bankers, developers, and builders also refer loan applicants to PHMC. Although the extent to which mortgage brokers or similar entities will assist borrowers in the application process varies considerably, PHMC's role in the processing of loans originated under this program typically involves the ordering of credit reports, as well as the ordering of the property appraisal. PHMC may, however, permit certain mortgage brokers and similar entities to make an initial determination as to compliance of mortgage loans with PHMC's underwriting guidelines. Under such circumstances, the applicable third parties take the loan applications, obtain the borrowers' credit reports and order the property appraisals from qualified appraisers. In advance of reaching a financing decision with respect to such loans, PHMC will typically order both review appraisals and additional credit reports.

    In order to qualify for participation in PHMC's mortgage loan purchase programs, lending institutions must (i) meet and maintain certain net worth and other financial standards, (ii) demonstrate experience in originating residential mortgage loans, (iii) meet and maintain certain operational standards, (iv) evaluate each loan offered to PHMC for consistency with PHMC's underwriting guidelines and (v) utilize the services of qualified appraisers. The contractual arrangements with eligible originators may involve the commitment by PHMC to accept delivery of a certain dollar amount of mortgage loans over a period of time; this commitment may be satisfied either by delivery of mortgage loans one at a time or in multiples as aggregated by the other originator. In all instances, however, acceptance by PHMC is contingent upon the loans being found to satisfy PHMC's program standards. PHMC may also acquire portfolios of seasoned loans in negotiated transactions.

MORTGAGE LOAN UNDERWRITING

    In determining whether to lend to a particular mortgage borrower or to purchase a mortgage loan, PHMC makes an assessment of the applicant's ability to repay the loan, as well as an assessment of the value of the property to which the financing relates. The underwriting standards that guide the determination represent a balancing of several factors that may affect the ultimate recovery of the loan amount, including, among others, the amount of the loan, the ratio of the loan amount to the property value (i.e., the lower of the appraised value of the mortgaged property and the purchase price), the borrower's means of support and the borrower's credit history. PHMC's guidelines for underwriting may vary according to the nature of the borrower or the type of loan, since differing characteristics may be perceived as presenting different levels of risk.

    PHMC's underwriting of a mortgage loan may be based on data obtained by parties other than PHMC that are involved at various stages in the mortgage origination or acquisition process. This typically occurs under circumstances in which loans are subject to more than one approval process, as when third-party lenders, certain mortgage brokers or similar entities that have been approved by PHMC to process loans on its behalf, or independent contractors hired by PHMC to perform underwriting services on its behalf ("contract underwriters") make initial determinations as to the consistency of loans with PHMC underwriting guidelines. In such instances, certain information may, but need not necessarily, be resolicited by PHMC in connection with its approval process. For example, in connection with a mortgage loan that is presented to PHMC by another originator for purchase, PHMC will typically order a second credit report, but it will only order a review appraisal under certain limited circumstances, in advance of reaching a purchase decision. However, in connection with mortgage loans that are processed on PHMC's behalf by certain mortgage brokers or similar entities, PHMC will customarily order both a second credit report and a review appraisal. When contract underwriters are used, PHMC will generally not order any supplemental documentation but will review the information collected by these providers, who are trained by PHMC personnel in PHMC's underwriting practices and are required to review all loans in accordance with PHMC's underwriting guidelines. In all cases, PHMC makes the final determination to approve or deny the funding or purchase of a particular mortgage loan.

    The loan application elicits pertinent information about the applicant, with particular emphasis on the applicant's financial health (assets, liabilities, income and expenses), the property being financed and the type of loan desired. A self-employed applicant may be required to submit his or her most recent signed federal income tax returns. With respect to every applicant, credit reports are obtained from commercial reporting services, summarizing the applicant's credit history with merchants and lenders. Significant unfavorable credit information reported by the applicant or a credit reporting agency must be explained by the applicant. The type of credit report that PHMC obtains, and that it authorizes parties referring loans to it to obtain, is a computer-generated report that electronically merges the information gathered from the data bases of two major consumer credit repositories (these repositories produce what are commonly referred to as "in-file" credit reports). In connection with its underwriting procedure, PHMC will, with the single exception of the use of contract underwriters, itself order a credit report of the type described, whether or not a report has previously been ordered with respect to an applicant for whom another party has processed or approved of the loan. Certain of the credit reports that PHMC obtains may be purchased through a credit reporting service with which LSI has a contractual relationship.

    Verifications of  employment, income,  assets or  mortgages may  be used  to supplement the loan application and the credit report in reaching a determination as to the applicant's ability to meet his or her monthly obligations on the proposed mortgage loan, as well as his or her other mortgage payments (if any), living expenses and financial obligations. A mortgage verification involves obtaining information regarding the borrower's payment history with respect to any existing mortgage the applicant may have. This verification is accomplished by either having the present lender complete a verification of mortgage form, evaluating the information on the credit report concerning the applicant's payment history for the existing mortgage, communicating, either verbally or in writing, with the applicant's present lender or analyzing cancelled checks provided by the applicant. Verifications of income, assets or mortgages may be waived under certain programs offered by PHMC, but PHMC's practice is to obtain verification of employment for every loan applicant. Waivers limit the amount of documentation required for an underwriting decision and have the effect of increasing the relative importance of the credit report and the appraisal. Such waivers or reduced-documentation options are, in general, available for owner-occupied properties where the ratio of the loan amount to the property value does not exceed 80%. The interest rate may be higher with respect to a loan which has been processed according to a reduced documentation program than a loan which has been processed under a full documentation program. Documentation requirements vary based upon a number of factors, including the purpose of the loan, the amount of the loan and the ratio of the loan amount to the property value. The least restrictive reduced-documentation programs apply to the applicant for a relocation loan and to the borrower whose loan amount does not exceed $600,000 and whose Loan-to-Value Ratio is not in excess of 75%. PHMC accepts alternative methods of verification, in those instances where verifications are part of the underwriting decision; for example, salaried income may be substantiated either by means of a form independently prepared and signed by the applicant's employer or by means of the applicant's most recent paystub and W-2. In cases where two or more persons have jointly applied for a mortgage loan, the gross incomes and expenses of all of the applicants, including nonoccupant co-mortgagors, are combined and considered as a unit.

    All borrowers applying for relocation loans with Loan-to-Value Ratios less than or equal to 90%, as well as borrowers affiliated with professional associations applying for loans with Loan-to-Value Ratios less than or equal to 80%, and all other borrowers applying for non-relocation mortgage loans with respect to which the Loan-to-Value Ratios are less than or equal to 75%, generally must demonstrate that the ratio of their total monthly housing debt to their monthly gross income does not exceed 33%, and that the ratio of their total monthly debt to their monthly gross income does not exceed 38%; borrowers affiliated with professional associations applying for non-relocation mortgage loans with Loan-to-Value Ratios in excess of 80%, and all other borrowers applying for non-relocation mortgage loans with Loan-to-Value Ratios in excess of 75%, generally must satisfy 28% and 36% ratios, respectively. These calculations are based on the amortization schedule and the interest rate of the related loan, with each ratio being computed on the basis of the proposed monthly mortgage payment. In the case of adjustable-rate mortgage loans, the interest rate used to determine a mortgagor's monthly payment for purposes of the foregoing ratios is either the initial mortgage interest rate, which is generally lower than the sum of the index that would have been applicable at origination plus the applicable margin, or a minimum qualifying rate, as determined by PHMC. In evaluating applications for Subsidy Loans and Buy-Down Loans, the foregoing ratios are determined by including in the applicant's total monthly housing expense and total monthly debt the proposed monthly mortgage payment reduced by the amount expected to be applied on a monthly basis under the related subsidy agreement or buy-down agreement or, in certain cases, the mortgage payment that would result from an interest rate approximately 2.50% lower than the Mortgage Interest Rate. See "The Trust Estates--Mortgage Loans." These ratios may be exceeded if, in PHMC's judgment, certain compensating factors are identified and proved to its satisfaction, including a large downpayment, a large equity position on a refinance, an excellent credit history, substantial liquid net worth, the potential of the borrower for continued employment advancement or income growth, or the ability of the borrower to accumulate assets or to devote a greater portion of income to basic needs such as housing expense. Secondary financing is permitted on mortgage loans under certain circumstances. In those cases, the payment obligations under both primary and secondary financing are included in the computation of the debt-to-income ratios described above, and the combined amount of primary and secondary loans will be used to calculate the Loan-to-Value Ratio. Any secondary financing permitted will generally mature prior to the maturity date of the related mortgage loan. In evaluating an application with respect to a "non-owner-occupied" property, which PHMC defines as a property leased to a third party by its owner (as distinct from a "second home," which PHMC defines as an owner-occupied, non-rental property that is not the owner's principal residence), PHMC will include projected rental income net of certain mortgagor obligations and other assumed expenses or loss from such property to be included in the applicant's monthly gross income or total monthly debt in calculating the foregoing ratios. A mortgage loan secured by a two- to four-family Mortgaged Property is considered to be an owner-occupied property if the borrower occupies one of the units; rental income on the other units is generally taken into account in evaluating the borrower's ability to repay the mortgage loan.

    Property value is established in connection with the origination of any mortgage loan (whether the loan is originated for purchase or refinancing purposes) by means of an appraisal, which is typically ordered by the party originating the related mortgage loan. Consistent with this practice, the appraisals with respect to the loans generated through corporate contacts or through referrals from mortgage brokers or other similar entities (other than those certain mortgage brokers or similar entities that process mortgage loans on PHMC's behalf) are generally ordered by PHMC, while the appraisals with respect to the loans sold to PHMC by third-party lenders are ordered by those other originators. PHMC may, however, at its discretion, order a review appraisal with respect to any loan generated by a third-party lender; in addition, PHMC typically orders review appraisals with respect to loans that certain mortgage brokers or similar entities process on its behalf. A review appraisal, like the original appraisal, involves the making of a site visit, the taking of photographs, and the gathering of data on comparable properties. Unlike original appraisals, however, review appraisals do not include an inspection of the interior of the house. A review appraisal is generally used to validate the decision made based upon the original appraisal. If the variance between the original and the review appraisal is significant, an explanation will be sought and the underwriting decision may be reevaluated. In certain instances, which most frequently involve the postponement of the closing with respect to a mortgage loan on a newly built home due to construction delays, the recertification of an appraisal may be required. A recertification includes a physical inspection of the exterior of the property and a statement by an appraiser that the present value of the property is no lower than that reflected on the original appraisal.

    There can be no assurance that the values determined by the appraisers as of the dates of appraisal represent the prices at which the related Mortgaged Properties can be sold, either as of the dates of appraisal or at foreclosure. The appraisal of any Mortgaged Property reflects the individual appraiser's judgment as to value, based on the market values of comparable homes sold within the recent past in comparable nearby locations and on the estimated replacement cost. The appraisal relates both to the land and to the structure; in fact, a significant portion of the appraised value of a Mortgaged Property may be attributable to the value of the land rather than to the residence. Because of the unique locations and special features of certain Mortgaged Properties, identifying comparable properties in nearby locations may be difficult. The appraised values of such Mortgaged Properties will be based to a greater extent on adjustments made by the appraisers to the appraised values of reasonably similar properties rather than on objectively verifiable sales data. See "The Trust Estates--Mortgage Loans" herein.

    In connection with all mortgage loans that it originates, PHMC currently obtains appraisals through LSI. Review appraisals with respect to mortgage loans that PHMC acquires, or with respect to mortgage loans that PHMC originates but that certain mortgage brokers or similar entities process on its behalf, are also likely to be obtained through LSI. LSI also provides its services to third-party lenders which sell mortgage loans to PHMC.

    Most residential mortgage lenders have not originated mortgage loans with Loan-to-Value Ratios in excess of 80% unless primary mortgage insurance was obtained. PHMC, however, does not require primary mortgage insurance on loans up to $400,000 that have Loan-to-Value Ratios exceeding 80% but less than or equal to 90%. Only owner-occupied, primary residences (excluding cooperatives and certain high-rise condominium dwellings) are eligible for this program. Each qualifying loan will be made at an interest rate that is higher than the rate would be if the Loan-to-Value Ratio was 80% or less or if primary mortgage insurance was obtained. Loans that do not qualify for such program may be approved if primary mortgage insurance is obtained from an approved primary mortgage insurance company. In such cases, the excess over 75% will be covered by primary mortgage insurance until the unpaid principal balance of the Mortgage Loan is reduced to an amount that will result in a Loan-to-Value Ratio less than or equal to 80%.

    Where permitted by law, PHMC generally requires that a borrower include in each monthly payment a portion of the real estate taxes, assessments, primary mortgage insurance (if applicable), and hazard insurance premiums and other similar items with respect to the related mortgage loan. PHMC may, however, on a case-by-case basis, in its discretion not require such advance payments for certain Mortgage Loans, based on an evaluation of the borrowers' ability to pay such taxes and charges as they become due.

MORTGAGE ORIGINATION PROCESSING

    PHMC, or an affiliate of PHMC, may provide loan processing services, including document preparation, underwriting analysis and closing functions, to other loan originators. It is possible that PHMC may purchase loans from such loan originators, or from mortgage sellers that purchased loans from such originators, that PHMC itself processed. Any such loans purchased by PHMC will meet PHMC's underwriting guidelines.

SERVICING

    Prior to June 30, 1989, all residential mortgage loans originated or purchased by PHMC for its own account or for the account of Prudential Insurance were serviced by its affiliate, PMCC. On June 30, 1989, PHMC assumed all of the residential mortgage servicing activities then being performed by PMCC. PHMC is an approved servicer of FNMA, FHLMC and GNMA. As of December 31, 1992, PHMC had a net worth of approximately $275 million. See "Servicing of the Mortgage Loans--The Servicer" below.

                                USE OF PROCEEDS

    The net proceeds from the sale of each Series of Certificates will be used by the Seller for the purchase of the Mortgage Loans represented by the Certificates of such Series from PHMC. It is expected that PHMC will use the proceeds from the sale of the Mortgage Loans to the Seller for its general business purposes, including, without limitation, the origination or acquisition of new mortgage loans and the repayment of borrowings incurred to finance the origination or acquisition of mortgage loans, including the Mortgage Loans underlying the Certificates of such Series.

                        SERVICING OF THE MORTGAGE LOANS

THE SERVICER

    The Servicer with respect to a Series of Certificates will be PHMC. See "PHMC--Servicing" above. The Servicer may subcontract its servicing obligations under any Pooling and Servicing Agreement. The Servicer will remain primarily liable for any such subservicer's performance in accordance with the applicable Pooling and Servicing Agreement. The Servicer presently intends to subcontract certain of its administrative functions under the Pooling and Servicing Agreements to Securitized Asset Services Corporation ("SASCOR"). SASCOR is a direct, wholly-owned subsidiary of Residential Services Corporation of America and an affiliate of the Seller and the Servicer. SASCOR was formed on September 23, 1992 to master service residential mortgage loans and to provide securities administration services in connection with mortgage-backed securities transactions. The Servicer may be released from its obligations in certain circumstances. See "Servicing of the Mortgage Loans--Certain Matters Regarding the Servicer."

    Each Prospectus Supplement relating to a Series of Certificates will contain information concerning recent delinquency, foreclosure and loan loss experience on the mortgage loans included in PHMC's servicing portfolio which were originated or acquired by PHMC for its own account or for the account of its affiliates ("Program Loans"), and, if available, on those Program Loans having payment terms generally similar to those of the Mortgage Loans in the related Trust Estate. PHMC's total servicing portfolio of Program Loans as of any date may include loans having a variety of payment characteristics, including adjustable rate mortgage loans and loans subject to subsidy agreements, and the overall delinquency, foreclosure and loan loss experience of the Program Loans taken as a whole may differ from that of the Mortgage Loans contained in any given Trust Estate and from that of mortgage servicers generally.

PAYMENTS ON MORTGAGE LOANS

    The Servicer will, as to each Series of Certificates, establish and maintain a separate trust account or accounts in the name of the Trustee (the "Certificate Account"), which must be maintained with a depository institution (the "Depository") either (i) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long term debt obligations of which) are, at the time of any deposit therein rated at least "AA" (or the equivalent) by each nationally recognized statistical rating organization that rated the related Series of Certificates, or (ii) that is otherwise acceptable to the Rating Agency or Rating Agencies rating the Certificates of such Series and, if a REMIC election has been made, that would not cause the related Trust Estate (or a segregated pool of assets therein) to fail to qualify as a REMIC. To the extent that the portion of funds deposited in the Certificate Account at any time exceeds the limit of insurance coverage established by the Federal Deposit Insurance Corporation (the "FDIC"), such excess will be subject to loss in the event of the failure of the Depository. Such insurance coverage will be based on the number of holders of Certificates, rather than the number of underlying mortgagors. Holders of the Subordinated Certificates of a Series of Shifting Interest Certificates will bear any such loss up to the amount of principal payments on the related Mortgage Loans to which such holders are entitled.

    The Servicer will deposit in the Certificate Account for each Series of Certificates any amounts representing scheduled payments of principal and interest on the Mortgage Loans due after the applicable Cut-Off Date but received on or prior thereto, and, on a daily basis, except as specified in the applicable Pooling and Servicing Agreement, the following payments and collections received or made by it with respect to the Mortgage Loans subsequent to the applicable Cut-Off Date (other than payments due on or before the Cut-Off
Date):

         (i) all payments on account of principal, including prepayments, and interest;

        (ii) all amounts received by the Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure sale or otherwise, including payments in connection with defaulted Mortgage Loans received from the mortgagor other than amounts required to be paid to the mortgagor pursuant to the terms of the applicable Mortgage Loan or otherwise pursuant to law ("Liquidation Proceeds") less, to the extent permitted under the applicable Pooling and Servicing Agreement, the amount of any expenses incurred in connection with the liquidation of such Mortgage Loans;

        (iii) all proceeds received by the Servicer under any title, hazard or other insurance policy covering any such Mortgage Loan, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the mortgagor in accordance with the applicable Pooling and Servicing Agreement;

        (iv) all amounts required to be deposited therein from any related Reserve Fund, and amounts available under any other form of credit enhancement applicable to such Series;

        (v) all Periodic Advances made by the Servicer;

        (vi) all amounts withdrawn from Buy-Down Funds or Subsidy Funds, if any, with respect to such Mortgage Loans, in accordance with the terms of the respective agreements applicable thereto;

       (vii) all proceeds of any such Mortgage Loans or property acquired in respect thereof purchased or repurchased pursuant to the Pooling and Servicing Agreement; and

       (viii) all other amounts required to be deposited therein pursuant to the applicable Pooling and Servicing Agreement.

    Notwithstanding the foregoing, the Servicer will be entitled, at its election, either (a) to withhold and pay itself the applicable Servicing Fee and/or to withhold and pay to the owner thereof the Fixed Retained Yield, if any, from any payment or other recovery on account of interest as received and prior to deposit in the

Certificate Account or (b) to withdraw the applicable Servicing Fee and/or the Fixed Retained Yield, if any, from the Certificate Account after the entire payment or recovery has been deposited therein; provided, however, that with respect to each Trust Estate (or a segregated pool of assets therein) as to which a REMIC election has been made, the Servicer will, in each instance, withhold and pay to the owner thereof the Fixed Retained Yield prior to deposit of the related payment or recovery in the Certificate Account.

    Periodic Advances, amounts withdrawn from any Buy-Down Fund or Subsidy Account, amounts withdrawn from any reserve fund, and amounts available under any other form of credit enhancement, will be deposited in the Certificate Account not later than the business day preceding the Distribution Date on which such amounts are required to be distributed. All other amounts will be deposited in the Certificate Account not later than the business day next following the day of receipt and posting by the Servicer.

    If the Servicer deposits in the Certificate Account for a Series any amount not required to be deposited therein, it may at any time withdraw such amount from such Certificate Account. Funds on deposit in the Certificate Account may be invested in certain Eligible Investments maturing in general not later than the business day preceding the next Distribution Date. In the event that an election has been made to treat the Trust Estate (or a segregated pool of assets therein) with respect to a Series as a REMIC, no such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Servicer has received an opinion of counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate (or segregated pool of assets) to be subject to the tax on "prohibited transactions" imposed by Code
Section 860F(a)(1), otherwise subject the Trust Estate (or segregated pool of assets) to tax, or cause the Trust Estate (or segregated pool of assets) to fail to qualify as a REMIC while any Certificates of the Series are outstanding. Except as otherwise specified in the applicable Prospectus Supplement, all income and gain realized from any such investment will be for the account of the Servicer as additional servicing compensation and all losses from any such investment will be deposited by the Servicer into the Certificate Account immediately as realized.

    The Servicer is permitted, from time to time, to make withdrawals from the Certificate Account for the following purposes, to the extent permitted in the applicable Pooling and Servicing Agreement:

         (i) to reimburse itself for Periodic Advances;

        (ii) to reimburse itself for liquidation expenses and for amounts expended by it in connection with the restoration of damaged property;

        (iii) to pay to itself the applicable Servicing Fee and/or pay the owner thereof any Fixed Retained Yield, in the event the Servicer is not required, and has elected not, to withhold such amounts out of any payment or other recovery with respect to a particular Mortgage Loan prior to the deposit of such payment or recovery in the Certificate Account;

        (iv) to reimburse itself for certain expenses (including taxes paid on behalf of the Trust Estate) incurred by and recoverable by or reimbursable to it;

        (v) to pay to the Seller with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased by the Seller, all amounts received thereon and not distributed as of the date as of which the purchase price of such Mortgage Loan was determined;

        (vi) to pay itself any interest earned on or investment income earned with respect to funds in the Certificate Account (all such interest or income to be withdrawn not later than the next Distribution Date);

       (vii) to pay itself from net Liquidation Proceeds allocable to interest, the amount of any unpaid Servicing Fees and any unpaid assumption fees, late payment charges or other mortgagor charges on the related Mortgage Loan;

       (viii) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

        (ix) to make withdrawals from the Certificate Account in order to make distributions to Certificateholders; and

        (x) to clear and terminate the Certificate Account.

    The Servicer will be authorized to appoint a paying agent (the "Paying Agent") to make distributions, as agent for the Servicer, to Certificateholders of a Series. If the Paying Agent for a Series is the Trustee of such Series, such Paying Agent will be authorized to make withdrawals from the Certificate Account in order to make distributions to Certificateholders. If the Paying Agent for a Series is not the Trustee for such Series, the Servicer will, prior to each Distribution Date, deposit in immediately available funds in an account designated by the Paying Agent the amount required to be distributed to the Certificateholders on such Distribution Date.

    The Servicer will cause any Paying Agent which is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent will:

        (1) hold all amounts deposited with it by the Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as provided in the applicable Pooling and Servicing Agreement;

        (2) give the Trustee notice of any default by the Servicer in the making of such deposit; and

        (3) at any time during the continuance of any such default, upon written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

PERIODIC ADVANCES AND LIMITATIONS THEREON

    With respect to each Series, the Servicer will agree to make Periodic Advances in the amounts specified in the applicable Prospectus Supplement. Funds of the Servicer so advanced are recoverable by the Servicer out of amounts received on Mortgage Loans with respect to which such funds were advanced and which represent late recoveries of principal and/or interest respecting which any such Periodic Advance was made, or, if the Servicer determines that any Periodic Advance may not be so recoverable, out of any funds in the Certificate Account. The Servicer will make Periodic Advances only if it determines that funds will ultimately be available to reimburse it. If specified in the applicable Prospectus Supplement, a reserve fund may be established with respect to any Series of Certificates in order to provide a source of liquidity for Periodic Advances by the Servicer. Any such reserve fund will be funded by a deposit made by the Servicer in such an amount specified, and will otherwise be as described, in the applicable Prospectus Supplement.

ADJUSTMENT TO SERVICING FEE IN CONNECTION WITH PREPAID MORTGAGE LOANS

    When a mortgagor prepays all of a Mortgage Loan, the mortgagor pays interest on the amount prepaid only to the date on which the principal prepayment in full is made. Unless otherwise specified in the applicable Prospectus Supplement, in order to mitigate the adverse effect to Certificateholders of a Series resulting from the prepayment in full of a Mortgage Loan the amount of the aggregate Servicing Fees will be offset by an amount equal to the accrual of interest on any fully prepaid Mortgage Loan at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its prepayment to but not including the next Due Date (the "Prepayment Interest Shortfall"). Such reductions in the aggregate Servicing Fees will be made by the Servicer with respect to the Mortgage Loans under the applicable Pooling and Servicing Agreement, but only to the extent that the aggregate Prepayment Interest Shortfall does not exceed the aggregate amount of the Servicing Fee relating to mortgagor payments or other recoveries distributed on the related Distribution Date. The amount of the offset against the aggregate Servicing Fees will be included in the distributions to Certificateholders on the Distribution Date on which the related principal prepayments in full are passed through to Certificateholders. Unless otherwise specified in the applicable Prospectus Supplement, any interest shortfall arising from partial prepayments or liquidations will not be so offset. See "Prepayment and

Yield Considerations." Payments of the Prepayment Interest Shortfall will not be
obtained  by  means  of  any   subordination  of  the  rights  of   Subordinated
Certificateholders or any other credit enhancement arrangement.

REPORTS TO CERTIFICATEHOLDERS

    Unless otherwise specified or modified in the related Pooling and Servicing Agreement for each Series, the Servicer will include, or, in the event a Paying Agent has been appointed with respect to such Series, will cause the Paying Agent to include, with each distribution to Certificateholders of record of such Series a statement setting forth the following information, if applicable:

         (i) to each holder of a Certificate other than a Multi-Class Certificate, the amount of such distribution allocable to principal of the related Mortgage Loans, separately identifying the aggregate amount of any principal prepayments included therein, the amount of such distribution allocable to interest on the related Mortgage Loans and the aggregate unpaid principal balance of the Mortgage Loans evidenced by each Class after giving effect to the principal distributions on such Distribution Date;

        (ii) to each holder of a Multi-Class Certificate on which an interest distribution and a distribution in reduction of Stated Amount are then being made, the amount of such interest distribution and distribution in reduction of Stated Amount, and the Stated Amount of each Class after giving effect to the distribution in reduction of Stated Amount made on such Distribution Date;

        (iii) to each holder of a Multi-Class Certificate on which a distribution of interest only is then being made, the aggregate Stated Amount of Certificates outstanding of each Class after giving effect to the distribution in reduction of Stated Amount made on such Distribution Date and on any Special Distribution Date occurring subsequent to the last such report and after including in the aggregate Stated Amount the Stated Amount of the Compound Interest Certificates, if any, outstanding and the amount of any accrued interest added to the Stated Amount of such Compound Interest Certificates on such Distribution Date;

        (iv) to each holder of a Multi-Class Certificate which is a Compound Interest Certificate (but only if such holder shall not have received a distribution of interest equal to the entire amount of interest accrued on such Certificate with respect to such Distribution Date):

           (a) the information contained in the report delivered pursuant to clause (ii) above;

           (b) the interest accrued on such Class of Compound Interest Certificates with respect to such Distribution Date and added to the Stated Amount of such Compound Interest Certificate; and

           (c) the Stated Amount of such Class of Compound Interest Certificates after giving effect to the addition thereto of all interest accrued thereon;

        (v) to each holder of a Certificate, the amount of servicing compensation with respect to the related Trust Estate and such other customary information as the Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

        (vi) to each holder of a Certificate, the amount by which the Servicing Fee has been reduced by the aggregate Prepayment Interest Shortfall for the related Distribution Date;

       (vii) the aggregate amount of any Periodic Advances by the Servicer included in the amounts actually distributed to the Certificateholders;

       (viii) to each holder of each Senior Certificate (other than a Shifting Interest Certificate):

           (a) the amount of funds, if any, otherwise distributable to Subordinated Certificateholders and the amount of any withdrawal from the Subordination Reserve Fund included in amounts actually distributed to Senior Certificateholders;

           (b) the Subordinated Amount remaining and the balance in the Subordination Reserve Fund following such distribution; and

           (c) the amount of any Senior Class Shortfall with respect to, and the amount of any Senior Class Carryover Shortfall outstanding prior to, such Distribution Date;

        (ix) to each holder of a Certificate entitled to the benefits of payments under any form of credit enhancement or from any reserve fund other than the Subordination Reserve Fund:

           (a) the amounts so distributed under any such form of credit enhancement or from any such reserve fund on the applicable Distribution Date; and

           (b) the amount of coverage remaining under any such form of credit enhancement and the balance in any such fund, after giving effect to any payments thereunder and other amounts charged thereto on the Distribution Date;

        (x) in the case of a Series of Certificates with a variable Pass-Through Rate, such Pass-Through Rate;

        (xi) the book value of any collateral acquired by the Trust Estate through foreclosure or otherwise;

        (xii) the unpaid principal balance of any Mortgage Loan as to which the Servicer has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances; and

       (xiii) the number and aggregate principal amount of Mortgage Loans one month, two months and three or more months delinquent.

    In addition, within a reasonable period of time after the end of each calendar year, the Servicer will furnish either directly, or through the Paying Agent, if any, a report to each Certificateholder of record at any time during such calendar year (a) as to the aggregate of amounts reported pursuant to (i) and (ii) above, as applicable, for such calendar year or, in the event such person was a Certificateholder of record during a portion of such calendar year, for the applicable portion of such year and (b) such other information as required by the Code and applicable regulations thereunder and as the Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns. (Section 4.02.) In the event that an election has been made to treat the Trust Estate (or a segregated pool of assets therein) as a REMIC, the Trustee will be required to sign the Federal income tax returns of the REMIC (which will be prepared by the Servicer). See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates-- Taxation of Residual Certificates--Administrative Matters."

REPORTS TO THE TRUSTEE

    No later than 15 days after each Distribution Date for a Series, the Servicer will provide the Trustee of such Series with a report setting forth the status of the related Certificate Account and the related Subordination Reserve Fund and any other reserve fund as of the close of business on such Distribution Date, stating that all distributions required to be made by the Servicer under the applicable Pooling and Servicing Agreement have been made (or if any required distribution has not been made by the Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits to and withdrawals from the Certificate Account for each category of deposits and withdrawals specified in the Pooling and Servicing Agreement. Such statement shall also include information as to (i) the aggregate unpaid principal balances of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs; and (ii) the amount of any Subordination Reserve Fund and any other reserve fund, as of such Distribution Date (after giving effect to the distributions on such Distribution Date). Copies of such reports may be obtained by Certificateholders upon request in writing addressed to the Servicer, c/o The Prudential Home Mortgage Company, Inc., 7470 New Technology Way, Frederick, Maryland 21701. If the Servicer should fail to provide such copies, they may be obtained from the Trustee. (Section 3.12).

COLLECTION AND OTHER SERVICING PROCEDURES

    The Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the applicable Pooling and Servicing Agreement and any applicable agreement governing any form of credit enhancement, follow such collection procedures as it follows with respect to mortgage loans serviced by it that are comparable to the Mortgage Loans. Consistent with the above, the Servicer may, in its discretion, (i) waive any prepayment charge, assumption fee, late payment charge or any other charge in connection with the prepayment of a Mortgage Loan and (ii) arrange with a mortgagor a schedule for the liquidation of deficiencies running for not more than 180 days after the applicable Due Date.

    Under the Pooling and Servicing Agreement, the Servicer, to the extent permitted by law, will establish and maintain one or more escrow accounts (the "Servicing Account") in which the Servicer will be required to deposit any payments made by mortgagors in advance for taxes, assessments, primary mortgage (if applicable) and hazard insurance premiums and other similar items. Withdrawals from the Servicing Account may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance, to refund to mortgagors amounts determined to be overages, to pay interest to mortgagors on balances in the Servicing Account, if required, and to clear and terminate such account. The Servicer will be responsible for the administration of each Servicing Account. The Servicer will be obligated to advance certain amounts which are not timely paid by the mortgagors, to the extent that it determines, in good faith, that they will be recoverable out of insurance proceeds, liquidation proceeds, or otherwise. Alternatively, in lieu of establishing a Servicing Account, the Servicer may procure a performance bond or other form of insurance coverage, in an amount acceptable to the Rating Agency rating the related Series of Certificates, covering loss occasioned by the failure to escrow such amounts. (Section 3.06.)

ENFORCEMENT OF DUE-ON-SALE CLAUSES; REALIZATION UPON DEFAULTED MORTGAGE LOANS

    With respect to each Mortgage Loan having a fixed interest rate, unless otherwise specified in the applicable Prospectus Supplement, each Pooling and Servicing Agreement will provide that, when any Mortgaged Property is about to be conveyed by the mortgagor, the Servicer will, to the extent it has knowledge of such prospective conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, if any, unless it is not exercisable under applicable law or if such exercise would result in loss of insurance coverage with respect to such Mortgage Loan or would, in the Servicer's judgment, be reasonably likely to result in litigation by the mortgagor. In either case, the Servicer is authorized to take or enter into an assumption and modification agreement from or with the person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the mortgagor remains liable thereon, provided that the Mortgage Loan will continue to be covered by any pool insurance policy and any related primary mortgage insurance policy and the Mortgage Interest Rate with respect to such Mortgage Loan and the payment terms shall remain unchanged. The Servicer will also be authorized, with the prior approval of the pool insurer and the primary mortgage insurer, if any, to enter into a substitution of liability agreement with such person, pursuant to which the original mortgagor is released from liability and such person is substituted as mortgagor and becomes liable under the Mortgage Note. (Section 3.08)

    The Servicer is obligated under the Pooling and Servicing Agreement for each Series to realize upon defaulted Mortgage Loans in accordance with its normal servicing practices, which will conform generally to those of prudent mortgage lending institutions which service mortgage loans of the same type in the same jurisdictions. Notwithstanding the foregoing, the Servicer is authorized under the Pooling and Servicing Agreement to permit the assumption of a defaulted Mortgage Loan rather than to foreclose or accept a deed-in-lieu of foreclosure if, in the Servicer's judgment, the default is unlikely to be cured and the assuming borrower meets PHMC's underwriting guidelines. In connection with any such assumption, the Mortgage Interest Rate and the payment terms of the related Mortgage Note will not be changed. See also "The Trust Estates--Mortgage Loans--Optional Repurchases," above, with respect to the Seller's right to repurchase defaulted Mortgage Loans. Further, the Servicer may encourage the refinancing of such defaulted Mortgage Loans, including Mortgage Loans that would permit creditworthy borrowers to assume the outstanding indebtedness. In the case of foreclosure or of damage to a Mortgaged Property from an uninsured cause, the Servicer is not required to expend its own funds to foreclose or restore any damaged property, unless it reasonably determines (i) that such foreclosure or restoration will increase the proceeds to Certificateholders of such Series of liquidation of the Mortgage Loan after reimbursement of the Servicer for its expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. In the event that the Servicer has expended its own funds for foreclosure or to restore damaged property, it will be entitled to charge the Certificate Account for such Series an amount equal to all costs and expenses incurred by it. (Sections 3.03 and 3.09).

    The Servicer is not obligated to foreclose on any Mortgaged Property which it believes may be contaminated with or affected by hazardous wastes or hazardous substances. See "Certain Legal Aspects of the Mortgage Loans--Environmental Considerations." If the Servicer does not foreclose on a Mortgaged Property, the Certificateholders of the related Series may experience a loss on the related Mortgage Loan. The Servicer will not be liable to the Certificateholders if it fails to foreclose on a Mortgaged Property which it believes may be so contaminated or affected, even if such Mortgaged Property is, in fact, not so contaminated or affected. Conversely, the Servicer will not be liable to the Certificateholders if, based on its belief that no such contamination or effect exists, the Servicer forecloses on a Mortgaged Property and takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

    The Servicer may foreclose against property securing a defaulted Mortgage Loan either by foreclosure, by sale or by strict foreclosure and in the event a deficiency judgment is available against the mortgagor or other person (see "Certain Legal Aspects of the Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" for a discussion of the availability of deficiency judgments), may proceed for the deficiency. It is anticipated that in most cases the Servicer will not seek deficiency judgments, and the Servicer is not required under the Pooling and Servicing Agreement to seek deficiency judgments.

    With respect to a Trust Estate (or a segregated pool of assets therein) as to which a REMIC election has been made, if the trustee acquires ownership of any Mortgaged Property as a result of a default or imminent default of any Mortgage Loan secured by such Mortgaged Property, the Trustee will be required to dispose of such property within two years following its acquisition by the Trust Estate unless the Trustee (a) receives an opinion of counsel to the effect that the holding of the Mortgaged Property by the Trust Estate will not cause the Trust Estate to be subject to the tax on "prohibited transactions" imposed by Code Section 860F(a)(1) or cause the Trust Estate (or any segregated pool of assets therein as to which a REMIC election has been made or would be made) to fail to qualify as a REMIC or (b) applies for and is granted an extension of the two-year period in the manner contemplated by Code Section 856(e)(3). The Servicer also will be required to administer the Mortgaged Property in a manner which does not cause the Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Code Section 860G(a)(8) or result in the receipt by the Trust Estate of any "net income from foreclosure property" within the meaning of Code

Section 860G(c)(2), respectively. In general, this would preclude the holding of the Mortgaged Property by a party acting as a dealer in such property or the receipt of rental income based on the profits of the lessee of such property. See "Certain Federal Income Tax Consequences."

FIXED RETAINED YIELD, SERVICING COMPENSATION AND PAYMENT OF EXPENSES

    Fixed Retained Yield with respect to any Mortgage Loan is that portion, if any, of interest at the Mortgage Interest Rate that is not included in the related Trust Estate. The Prospectus Supplement for a Series will specify whether there is any Fixed Retained Yield with respect to the Mortgage Loans of such Series. If so, the Fixed Retained Yield will be established on a loan-by-loan basis and will be specified in the schedule of Mortgage Loans attached as an exhibit to the applicable Pooling and Servicing Agreement. The Servicer may deduct the Fixed Retained Yield from mortgagor payments as received and prior to deposit of such payments in the Certificate Account for such Series or may (unless an election has been made to treat the Trust Estate (or a segregated pool of assets therein) as a REMIC) withdraw the Fixed Retained Yield from the Certificate Account after the entire payment has been deposited in the Certificate Account. Notwithstanding the foregoing, with respect to any payment of interest received by the Servicer relating to a Mortgage Loan (whether paid by the mortgagor or received as Liquidation Proceeds, insurance proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, the owner of the Fixed Retained Yield with respect to such Mortgage Loan will receive as its Fixed Retained Yield only its pro rata share of such interest payment.

    For each Series of Certificates, the Servicer will be entitled to be paid the Servicing Fee on the related Mortgage Loans until termination of the applicable Pooling and Servicing Agreement, subject, unless otherwise specified in the applicable Prospectus Supplement, to adjustment as described under "Adjustment to Servicing Fee in Connection with Prepaid and Liquidated Mortgage Loans." The Servicer, at its election, will pay itself the Servicing Fee for a Series with respect to each Mortgage Loan by (a) withholding the Servicing Fee from any scheduled payment of interest prior to deposit of such payment in the Certificate Account for such Series or (b) withdrawing the Servicing Fee from the Certificate Account after the entire interest payment has been deposited in the Certificate Account. The Servicer may also pay itself out of the Liquidation Proceeds of a Mortgage Loan or other recoveries with respect thereto, or withdraw from the Certificate Account, or if such Liquidation Proceeds or other recoveries are insufficient, from Net Foreclosure Profits with respect to the related Distribution Date the Servicing Fee in respect of such Mortgage Loan to the extent provided in the applicable Pooling and Servicing Agreement. The Servicing Fee with respect to the Mortgage Loans underlying the Certificates of a Series will be specified in the applicable Prospectus Supplement. Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges or otherwise will be retained by the Servicer.

    The Servicer will pay all expenses incurred in connection with the servicing of the Mortgage Loans underlying a Series, including, without limitation, payment of the hazard insurance policy premiums and fees or other amounts payable pursuant to any applicable agreement for the provision of credit enhancement for such Series, payment of the fees and disbursements of the Trustee and any custodian, fees due to the independent accountants and expenses incurred in connection with distributions and reports to Certificateholders. Certain of these expenses may be reimbursable to the Servicer pursuant to the terms of the applicable Pooling and Servicing Agreement.

    As set forth in the preceding paragraph, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Mortgage Loans. In the event that claims are either not made or are not fully paid from any applicable form of credit enhancement, the related Trust Estate will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Servicing Fee and the expenses of the Servicer, are less than the principal balance of the related Mortgage Loan. The Servicer is also entitled to reimbursement from the Certificate Account of Periodic Advances, of advances made by it to pay taxes, insurance premiums and similar items with respect to any Mortgaged Property, of expenditures incurred by it in connection with the restoration of any Mortgaged Property and of certain losses against which it is indemnified by the Trust Estate. (Section 3.03).

EVIDENCE AS TO COMPLIANCE

    The Servicer will deliver to the Trustee annually, on or before the date specified in the Pooling and Servicing Agreement, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under the Pooling and Servicing Agreement has been made under the supervision of such officer, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under the Pooling and Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such Officer's Certificate shall be accompanied by a statement of a firm of independent public accountants to the effect that, on the basis of an examination of certain documents and records relating to the mortgage loans being serviced by the Servicer, conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers, the servicing of such mortgage loans was conducted in compliance with the provisions of the Pooling and Servicing Agreement and other similar agreements, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement. (Sections 3.13, 3.14).

CERTAIN MATTERS REGARDING THE SERVICER

    The Servicer may not resign from its obligations and duties under the Pooling and Servicing Agreement for each Series (other than its duties as Certificate Registrar for such Series, if it is acting as such), except upon its determination that its duties thereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature carried on by it. No such resignation will become effective until the Trustee for such Series or a successor servicer has assumed the Servicer's obligations and duties under the Pooling and Servicing Agreement. (Section 6.04). If the Servicer resigns for any of the foregoing reasons and the Trustee is unable or unwilling to assume responsibility for servicing the Mortgage Loans, it may appoint another institution as mortgage loan servicer, as described under "Rights Upon Event of Default" below.

    The Pooling and Servicing Agreement will also provide that neither the Servicer, any subservicer, nor any partner, director, officer, employee or agent of either of them (or of any partner of the Servicer), will be under any liability to the Trust Estate or the Certificateholders, for the taking of any action or for refraining from the taking of any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that neither the Servicer, any subservicer, nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties thereunder. The Pooling and Servicing Agreement will further provide that the Servicer, any subservicer, and any partner, director, officer, employee or agent of either of them (or of any partner of the Servicer) shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties thereunder or by reason of reckless disregard of his or its obligations and duties thereunder. In addition, the Pooling and Servicing Agreement will provide that the Servicer will not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under the Pooling and Servicing Agreement and that in its opinion may involve it in any expense or liability. The Servicer may, however, in its discretion, undertake any such action deemed by it necessary or desirable with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Estate and the Servicer will be entitled to be reimbursed therefor out of the

Certificate Account, and any loss to the Trust Estate arising from such right of reimbursement will be allocated pro rata among the various Classes of Certificates unless otherwise specified in the applicable Pooling and Servicing Agreement. (Section 6.03).

    Any person into which the Servicer may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Servicer is a party, or any person succeeding to the business through the transfer of substantially all of its assets, or otherwise, of the Servicer will be the successor of the Servicer under the Pooling and Servicing Agreement for each Series provided that such successor or resulting entity is qualified to service mortgage loans for FNMA or FHLMC and has a net worth of not less than $15,000,000.

    The Servicer also has the right to assign its rights and delegate its duties and obligations under the Pooling and Servicing Agreement for each Series; provided that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee for such Series, in the reasonable exercise of its judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under the Pooling and Servicing Agreement from and after the date of such agreement; and (ii) each applicable Rating Agency's rating of any Certificates for such Series in effect immediately prior to such assignment, sale or transfer would not be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates would not be placed on credit review status by any such Rating Agency. The Servicer will be released from its obligations under the Pooling and Servicing Agreement upon any such assignment and delegation, except that the Servicer will remain liable for all liabilities and obligations incurred by it prior to the time that the conditions contained in clauses (i) and (ii) above are met. (Section 6.02).

                      THE POOLING AND SERVICING AGREEMENT

EVENTS OF DEFAULT

    Events of Default under the Pooling and Servicing Agreement for each Series include (i) any failure by the Servicer to distribute to Certificateholders any required payment which continues unremedied for 10 days after the giving of written notice of such failure to the Servicer by the Trustee for such Series, or to the Servicer and the Trustee by the holders of Certificates of such Series having voting rights allocated to such Certificates ("Voting Interests") aggregating not less than 25% of the Voting Interests allocated to all Certificates for such Series; (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement which continues unremedied for 60 days (or 30 days in the case of a failure to maintain any pool insurance policy required to be maintained pursuant to the Pooling and Servicing Agreement) after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and Trustee by the holders of Certificates aggregating not less than 25% of the Voting Interests; (iii) certain events in insolvency,
readjustment   of  debt,  marshalling  of  assets  and  liabilities  or  similar proceedings and certain action by the Servicer indicating its insolvency, reorganization or inability to pay its obligations and (iv) both the Servicer and any subservicer appointed by it to become ineligible to service for both FNMA and FHLMC (unless remedied within 90 days). (Section 7.01).

RIGHTS UPON EVENT OF DEFAULT

    So long as an Event of Default remains unremedied under the Pooling and Servicing Agreement for a Series, the Trustee for such Series or holders of Certificates of such Series evidencing not less than 25% of the Voting Interests in the Trust Estate for such Series may terminate all of the rights and obligations of the Servicer under the Pooling and Servicing Agreement and in and to the Mortgage Loans (other than the Servicer's right to recovery of any Initial Deposit for such Series, the aggregate Servicing Fees due prior to the date of termination, and other expenses and amounts advanced pursuant to the terms of the Pooling and Servicing Agreement, which rights the Servicer will retain under all circumstances), whereupon the

Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under the Pooling and Servicing Agreement and will be entitled to monthly servicing compensation not to exceed the aggregate Servicing Fees together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the Pooling and Servicing Agreement. In the event that the Trustee is unwilling or unable so to act, it may select, pursuant to the public bid procedure described in the applicable Pooling and Servicing Agreement, or petition a court of competent jurisdiction to appoint, a housing and home finance institution, bank or mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the Servicer under the provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans; provided however, that until such a successor Servicer is appointed and has assumed the responsibilities, duties and liabilities of the Servicer under the Pooling and Servicing Agreement, the Trustee shall continue as the successor to the Servicer as described above. In the event such public bid procedure is utilized, the successor servicer would be entitled to servicing compensation in an amount equal to the aggregate Servicing Fees, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise, as provided in the Pooling and Servicing Agreement, and the Servicer would be entitled to receive the net profits, if any, realized from the sale of its servicing rights and obligations under the Pooling and Servicing Agreement. (Sections 7.01 and 7.05).

    During the continuance of any Event of Default under the Pooling and Servicing Agreement for a Series, the Trustee for such Series will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the Certificateholders of such Series, and holders of Certificates evidencing not less than 25% of the Voting Interests for such Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee. However, the Trustee will not be under any obligation to pursue any such remedy or to exercise any of such trusts or powers unless such Certificateholders have offered the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the Trustee thereby. Also, the Trustee may decline to follow any such direction if the Trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders. (Sections 7.02 and 7.03).

    No Certificateholder of a Series, solely by virtue of such holder's status as a Certificateholder, will have any right under the Pooling and Servicing Agreement for such Series to institute any proceeding with respect to the Pooling and Servicing Agreement, unless such holder previously has given to the Trustee for such Series written notice of default and unless the holders of Certificates evidencing not less than 25% of the Voting Interests for such Series have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. (Section 10.03).

AMENDMENT

    Each Pooling and Servicing Agreement may be amended by the Seller, the Servicer and the Trustee without the consent of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate (or a segregated pool of assets therein) as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Estate pursuant to the Code that would be a claim against the Trust Estate, provided that the Trustee has received an opinion of counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and such action will not, as evidenced by such opinion of counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account, provided that such change will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Certificateholder and that such change will not adversely affect the then current rating assigned to any Certificates, as evidenced by a letter from each Rating Agency to such effect, (v) to add to, modify or eliminate any provisions therein
restricting  transfers  of   residual  Certificates   to  certain   disqualified
organizations described below under "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates-- Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates," (vi) to make certain provisions with respect to the denominations of, and the manner of payments on, certain Classes or Subclasses of Certificates initially retained by the Seller or an affiliate, or (vii) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement that are not inconsistent with the provisions thereof, provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the Certificateholders of the related Series. The Pooling and Servicing Agreement may also be amended by the Seller, the Servicer and the Trustee with the consent of the holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests evidenced by the Certificates of each Class or Subclass affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing
Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, any payments received on or with respect to Mortgage Loans that are required to be distributed on any Certificates, without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of a Class or Subclass of Certificates of a Series in a manner other than that set forth in (i) above without the consent of the holders of Certificates aggregating not less than 66 2/3% of the Voting Interests evidenced by such Class or Subclass, or (iii) reduce the aforesaid percentage of Certificates of any Class or Subclass, the holders of which are required to consent to such amendment, without the consent of the holders of all Certificates of such Class or Subclass affected then outstanding. Notwithstanding the foregoing, the Trustee will not consent to any such amendment if such amendment would subject the Trust Estate (or a segregated pool of assets therein) to tax or cause the Trust Estate (or a segregated pool of assets therein) to fail to qualify as a REMIC.

TERMINATION; PURCHASE OF MORTGAGE LOANS

    The obligations created by the Pooling and Servicing Agreement for a Series of Certificates will terminate on the Distribution Date following the final payment or other liquidation of the last Mortgage Loan subject thereto and the disposition of all property acquired upon foreclosure of any such Mortgage Loan. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of certain persons named in such Pooling and Servicing Agreement. For each Series of Certificates, the Trustee will give written notice of termination of the Pooling and Servicing Agreement to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Seller and specified in the notice of termination.

    If so provided in the related Prospectus Supplement, the Pooling and Servicing Agreement for each Series of Certificates will permit, but not require, the person or persons specified in such Prospectus Supplement to purchase from the Trust Estate for such Series all remaining Mortgage Loans at the time subject to the Pooling and Servicing Agreement at a price specified in such Prospectus Supplement. In the event that the Servicer has caused the related Trust Estate (or a segregated pool of assets therein) to be treated as a REMIC, any such purchase will be effected only pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and the receipt by the Trustee of an opinion of counsel that such purchase will not (i) result in the imposition of a tax on "prohibited transactions" under Code Section 860F(a)(1),
(ii) otherwise subject the Trust Estate to tax, or (iii) cause the Trust Estate (or a segregated pool of assets) to fail to qualify as a REMIC. The exercise of such right will effect early retirement of the Certificates of that Series, but the right so to purchase may be exercised only after the aggregate principal balance of the Mortgage Loans for such Series at the time of purchase is less than a specified percentage of the aggregate principal balance at the Cut-Off Date for the Series, or after the date set forth in the related Prospectus Supplement.

THE TRUSTEE

    The Trustee under each Pooling and Servicing Agreement (the "Trustee") will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Seller or any of its affiliates.

    The Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor trustee. The Servicer may also remove the Trustee if the Trustee ceases to be eligible to act as Trustee under the Pooling and Servicing Agreement, if the Trustee becomes insolvent or in order to change the situs of the Trust Estate for state tax reasons. Upon becoming aware of such circumstances, the Servicer will become obligated to appoint a successor trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing not less than 51% of the Voting Interests in the Trust Estate, except that, any Certificate registered in the name of the Seller, the Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interest in the Trust Estate necessary to effect any such removal has been obtained. Any resignation and removal of the Trustee, and the appointment of a successor trustee, will not become effective until acceptance of such appointment by the successor trustee. The Trustee, and any successor trustee, will have a combined capital and surplus of at least
$50,000,000, or will be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that the Trustee's and any such successor trustee's separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, and will be subject to supervision or examination by federal or state authorities.

                  CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

    The following discussion contains summaries of certain legal aspects of mortgage loans which are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete or to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

GENERAL

    The Mortgage Loans will, in general, be secured by either first mortgages or first deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located. A mortgage creates a lien upon the real property described in the mortgage. There are two parties to a mortgage: the mortgagor, who is the borrower; and the mortgagee, who is the lender. In a mortgage state instrument, the mortgagor delivers to the mortgagee a note or bond evidencing the loan and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: a borrower called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to a mortgagee), and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the loan. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the express provisions of the deed of trust or mortgage, applicable law, and, in some cases, with respect to the deed of trust, the directions of the beneficiary.

FORECLOSURE

    Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right of foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

    Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property.

    In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender.

    In case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer, or by the trustee, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at the foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or receiver for an amount equal to the unpaid principal amount of the note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of mortgage insurance proceeds, if any, or by judicial action against the borrower for the deficiency, if such action is permitted by law. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.

FORECLOSURE ON SHARES OF COOPERATIVES

    The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's Certificate of Incorporation and By-laws, as well as in the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

    The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate such lease or agreement until the lender has been provided an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from a sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

    Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited by the agreement in any rights it may have to dispossess the tenant-stockholders.

    Foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

    Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

RIGHTS OF REDEMPTION

    In some states, after sale pursuant to a deed of trust and/or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to delay the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has run.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

    Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the foreclosure sale.

    Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

    Other statutory provisions may limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of such sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

    In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

    Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement and foreclosure on the beneficial interest in a land trust. Some courts have interpreted Section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Mortgage Loan secured by shares of a cooperative, would be such shares and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

    The Servicer is not required under the Pooling and Servicing Agreement to pursue deficiency judgments on the Mortgage Loans even if permitted by law.

    In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security. For example, in a Chapter 13 proceeding under the federal Bankruptcy Code, when a court determines that the value of a home is less than the principal balance of the loan, the court may prevent a lender from foreclosing on the home, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the value of the home as it exists at the time of the proceeding, leaving the lender as a general unsecured creditor for the difference between that value and the amount of outstanding indebtedness. A bankruptcy court may grant the debtor a reasonable time to cure a payment default, and in the case of a mortgage loan not secured by the debtor's principal residence, also may reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related Mortgaged Property and alter the mortgage loan repayment schedule. Certain court decisions have applied such relief to claims secured by the debtor's principal residence. If a court relieves a borrower's obligation to repay amounts otherwise due on a Mortgage Loan, the Servicer will not be required to advance such amounts, and any loss in respect thereof will be borne by the Certificateholders.

    The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of the mortgage or deed of trust. The laws of some states provide priority to certain tax liens over the lien of the mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT AND SIMILAR LAWS

    Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's Mortgage Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest on certain of the Mortgage Loans in a Trust Estate. Any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the holders of the Certificates of the related Series. Further, the Relief Act imposes limitations which would impair the ability of the Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion. Certain states have enacted comparable legislation which may interfere with or affect the ability of the Servicer to timely collect payments of principal and interest on, or to foreclose on, Mortgage Loans of borrowers in such states who are active or reserve members of the armed services.

ENVIRONMENTAL CONSIDERATIONS

    Under the federal Comprehensive Environmental Response Compensation and Liability Act, as amended, and under state law in certain states, a secured party which takes a deed in lieu of foreclosure, purchases a mortgaged property at a foreclosure sale or operates a mortgaged property may become liable in certain circumstances for the costs of remedial action ("Cleanup Costs") if hazardous wastes or hazardous substances have been released or disposed of on the property. Such Cleanup Costs may be substantial. It is possible that such Cleanup Costs could become a liability of the Trust Estate and reduce the amounts otherwise distributable to the Certificateholders if a Mortgaged Property securing a Mortgage Loan became the property of the Trust Estate in certain circumstances and if such Cleanup Costs were incurred. Moreover, certain states by statute impose a lien for any Cleanup Costs incurred by such state on the property that is the subject of such Cleanup Costs (a "Superlien"). All subsequent liens on such property are subordinated to such Superlien and, in some states, even prior recorded liens are subordinated to such Superliens. In the latter states, the security interest of the Trustee in a property that is subject to such a Superlien could be adversely affected.

    Traditionally, residential mortgage lenders have not taken steps to evaluate whether hazardous wastes or hazardous substances are present with respect to any mortgaged property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Accordingly, neither the Seller nor PHMC has made such evaluations prior to the origination of the Mortgage Loans, nor does either require that such evaluations be made by originators who have sold the Mortgage Loans to PHMC. Neither the Seller nor PHMC is required to undertake any such evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. Neither the Seller, the Servicer nor PHMC makes any representations or warranties or assumes any liability with respect to the absence or effect of hazardous wastes or hazardous substances on any Mortgaged Property or any casualty resulting from the presence or effect of hazardous wastes or hazardous substances. See "The Trust Estates--Mortgage Loans--Representations and Warranties" and "Servicing of the Mortgage Loans--Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" above.

"DUE-ON-SALE" CLAUSES

    The forms of note, mortgage and deed of trust relating to conventional Mortgage Loans may contain a "due-on-sale" clause permitting acceleration of the maturity of a loan if the borrower transfers its interest in the property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, effective October 15, 1982, Congress enacted the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act") which purports to preempt state laws which prohibit the enforcement of "due-on-sale" clauses by providing among other matters, that "due-on-sale" clauses in certain loans (which loans may include the Mortgage Loans) made after the effective date of the Garn Act are enforceable, within certain limitations as set forth in the Garn Act and the regulations promulgated thereunder. "Due-on-sale" clauses contained in mortgage loans originated by federal savings and loan associations or federal savings banks are fully enforceable pursuant to regulations of the Office of Thrift Supervision ("OTS"), as successor to the Federal Home Loan Bank Board ("FHLBB"), which preempt state law restrictions on the enforcement of such clauses. Similarly, "due-on-sale" clauses in mortgage loans made by national banks and federal credit unions are now fully enforceable pursuant to preemptive regulations of the Comptroller of the Currency and the National Credit Union Administration, respectively.

    The Garn Act created a limited exemption from its general rule of enforceability for "due-on-sale" clauses in certain mortgage loans ("Window Period Loans") which were originated by non-federal lenders and made or assumed in certain states ("Window Period States") during the period, prior to October 15, 1982, in which that state prohibited the enforcement of "due-on-sale" clauses by constitutional provision, statute or statewide court decision (the "Window Period"). Though neither the Garn Act nor the OTS regulations actually names the Window Period States, the Federal Home Loan Mortgage Corporation has taken the position, in prescribing mortgage loan servicing standards with respect to mortgage loans which it has purchased, that the Window Period States were: Arizona, Arkansas, California, Colorado, Georgia, Iowa, Michigan, Minnesota, New Mexico, Utah and Washington. Under the Garn Act, unless a Window Period State took action by October 15, 1985, the end of the Window Period, to further regulate enforcement of "due-on-sale" clauses in Window Period Loans, "due-on-sale" clauses would become enforceable even in Window Period Loans. Five of the Window Period States (Arizona, Minnesota, Michigan, New Mexico and Utah) have taken actions which restrict the enforceability of "due-on-sale" clauses in Window Period Loans beyond October 15, 1985. The actions taken vary among such states.

    By virtue of the Garn Act, the Servicer may generally be permitted to accelerate any conventional Mortgage Loan which contains a "due-on-sale" clause upon transfer of an interest in the property subject to the mortgage or deed of trust. With respect to any Mortgage Loan secured by a residence occupied or to be occupied by the borrower, this ability to accelerate will not apply to certain types of transfers, including (i) the granting of a leasehold interest which has a term of three years or less and which does not contain an option to purchase, (ii) a transfer to a relative resulting from the death of a borrower, or a transfer where the spouse or children become an owner of the property in each case where the transferee(s) will occupy the property, (iii) a transfer resulting from a decree of dissolution of marriage, legal separation agreement or from an incidental property settlement agreement by which the spouse becomes an owner of the property, (iv) the creation of a lien or other encumbrance subordinate to the lender's security instrument which does not relate to a transfer of rights of occupancy in the property (provided that such lien or encumbrance is not created pursuant to a contract for deed), (v) a transfer by devise, descent or operation of law on the death of a joint tenant or tenant by the entirety, and (vi) other transfers as set forth in the Garn Act and the regulations thereunder. The extent of the effect of the Garn Act on the average lives and delinquency rates of the Mortgage Loans cannot be predicted. See "Prepayment and Yield Considerations."

APPLICABILITY OF USURY LAWS

    Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The OTS as successor to the FHLBB is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. Fifteen states have adopted laws reimposing or reserving the right to reimpose interest rate limits. In addition, even where Title V is not so rejected, any state is authorized to adopt a provision limiting certain other loan charges.

    The Seller will represent and warrant in the Pooling and Servicing Agreement to the Trustee for the benefit of Certificateholders that all Mortgage Loans are originated in full compliance with applicable state laws, including usury laws. See "The Pooling and Servicing Agreement--Assignment of Mortgage Loans to the Trustee."

ENFORCEABILITY OF CERTAIN PROVISIONS

    Standard forms of note, mortgage and deed of trust generally contain provisions obligating the borrower to pay a late charge if payments are not timely made and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under the Pooling and Servicing Agreement, late charges and prepayment fees (to the extent permitted by law and not waived by the Servicer) will be retained by the Servicer as additional servicing compensation.

    Courts have imposed general equitable principles upon foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of defaults under the loan documents. Examples of judicial remedies that may be fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required lenders to reinstate loans or recast payment schedules to accommodate borrowers who are suffering from temporary financial disability. In some cases, courts have limited the right of lenders to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second mortgage or deed of trust affecting the property. In other cases, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under the deeds of trust receive notices in addition to the statutorily-prescribed minimum requirements. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust or under a mortgage having a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership, and disposition of Certificates, which may consist of REMIC Certificates, Standard Certificates or Stripped Certificates, as described below. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Code, as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of the Treasury on December 23, 1992, and generally effective for REMICs with startup days on or after November 12, 1991. Investors should consult their own tax advisors in determining the federal, state, local, and any other tax consequences to them of the purchase, ownership, and disposition of Certificates.

    For purposes of this discussion, where the applicable Prospectus Supplement provides for a Fixed Retained Yield with respect to the Mortgage Loans of a Series of Certificates, references to the Mortgage Loans will be deemed to refer to that portion of the Mortgage Loans held by the Trust Estate that does not include the Fixed Retained Yield. References to a "Holder" or "Certificateholder" in this discussion generally mean the beneficial owner of a Certificate.

             FEDERAL INCOME TAX CONSEQUENCES FOR REMIC CERTIFICATES

GENERAL

    With respect to a particular Series of Certificates, an election may be made to treat the Trust Estate or one or more segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. A Trust Estate or a portion or portions thereof as to which one or more REMIC elections will be made will be referred to as a "REMIC Pool." For purposes of this discussion, Certificates of a Series as to which one or more REMIC elections are made, which will include all Multi-Class Certificates and may include Standard Certificates or Stripped Certificates or both, are referred to as "REMIC Certificates" and will consist of one or more Classes of "Regular Certificates" and one Class of "Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each Series of REMIC Certificates, Cadwalader, Wickersham & Taft, counsel to the Seller, has advised the Seller that in the firm's opinion, assuming (i) the making of an appropriate election, (ii) compliance with the Pooling and Servicing Agreement, and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. In such case, the Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The Prospectus Supplement for each Series of Certificates will indicate whether one or more REMIC elections with respect to the related Trust Estate will be made, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool.

STATUS OF REMIC CERTIFICATES

    REMIC Certificates held by a mutual savings bank or a domestic building and loan association will constitute "qualifying real property loans" within the meaning of Code Section 593(d)(1) in the same proportion that the assets of the REMIC Pool would be so treated. REMIC Certificates held by a domestic building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) in the same proportion that the assets of the REMIC Pool would be treated as "loans...secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C). REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(A), and interest on the Regular Certificates and income with respect to Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Sections 593(d)(1) and 856(c)(5)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. In addition, if the assets of the REMIC include Buy-Down Loans, it is possible that the percentage of such assets constituting "qualifying real property loans" or "loans...secured by an interest in real property" for purposes of Code Sections 593(d)(1) and 7701(a)(19)(C)(v), respectively, may be required to be reduced by the amount of the related Buy-Down Funds. REMIC Certificates held by a regulated investment company will not constitute "Government securities" within the meaning of Code Section 851(b)(4)(A)(i). REMIC Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1).

QUALIFICATION AS A REMIC

    In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a DE MINIMIS portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC Regulations provide a safe harbor pursuant to which the DE MINIMIS requirement will be met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a DE MINIMIS amount of nonqualified assets. A REMIC Pool also must provide "reasonable arrangements" to prevent its residual interests from being held by "disqualified organizations" or agents thereof and must furnish applicable tax information to transferors or agents that violate this requirement. See "Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations."

    A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, and, generally, certificates of beneficial interest in a grantor trust that holds mortgage loans and regular interests in another REMIC, such as lower-tier regular interests in a tiered REMIC. The REMIC Regulations specify that loans secured by timeshare interests and shares held by a tenant stockholder in a cooperative housing corporation can be qualified mortgages. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or (ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached,
(iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period.

    Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the Mortgage Loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally held for not more than two years, with extensions granted by the Internal Revenue Service.

    In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more classes of regular interests or
(ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a qualified variable or inverse variable rate on some or all of the qualified mortgages. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the Regular Certificates of a Series will constitute one or more classes of regular interests, and the Residual Certificates with respect to that Series will constitute a single class of residual interests on which distributions are made pro rata.

    If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.

TAXATION OF REGULAR CERTIFICATES

  GENERAL
    In general, interest, original issue discount, and market discount on a Regular Certificate will be treated as ordinary income to a holder of the Regular Certificate (the "Regular Certificateholder"), and principal payments on a Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the Regular Certificate allocable thereto. Regular Certificateholders must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.

  ORIGINAL ISSUE DISCOUNT
    Compound Interest Certificates will be, and other classes of Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any Class or Subclass of Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on proposed Treasury regulations issued on December 21, 1992 under Code Sections 1271 through 1273 and 1275 (the "Proposed OID Regulations") and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the Proposed OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates, and are subject to change and are not binding authority before being adopted as final or temporary regulations. The Proposed OID Regulations are proposed to be effective for debt instruments issued 60 or more days after the date the Proposed OID Regulations are finalized, and prior proposed regulations have been withdrawn.

    Under the Proposed OID Regulations, each Regular Certificate (except to the extent described below with respect to a Regular Certificate on which principal is distributed in a single installment or by lots of specified principal amounts upon the request of a Certificateholder or by random lot (a "Non-Pro Rata Certificate")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price." The issue price of a Regular Certificate offered pursuant to this Prospectus is the price at which a substantial amount of such Class is first sold to the public (excluding bond houses, brokers and underwriters), or in the absence of a substantial sale by the date of issuance, the offer price of that Class as of the date of pricing the Regular Certificates. The issue price of a Regular Certificate also includes any amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate. The stated redemption price at maturity of a Regular Certificate always includes the original principal amount (in the case of Standard or Stripped Certificates) or initial Stated Amount (in the case of Multi-Class Certificates) of the Regular Certificate, but generally will not include distributions of interest if such distributions constitute "qualified stated interest." Under the Proposed OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Distributions of interest on a Compound Interest Certificate, or on other Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the Seller intends to treat an interest-only Class or a Class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" Class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is either longer or shorter than the interval between subsequent Distribution Dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the DE MINIMIS rule described below. The Proposed OID Regulations suggest that all interest on a long first period Regular Certificate that is issued with non-DE MINIMIS original issue discount will be treated as original issue discount, but the Seller does not intend to follow this approach unless and until required to do so by final OID regulations. Regular Certificateholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Regular Certificate.

    Under a DE MINIMIS rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (I.E., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans and the anticipated reinvestment rate, if any, relating to the Regular Certificates (the "Prepayment Assumption"). The Prepayment Assumption with respect to a Series of Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report DE MINIMIS original issue discount pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. Under the Proposed OID Regulations, however, accrual method holders may elect to accrue all DE MINIMIS original issue discount as well as market discount and market premium, under a constant interest method. Holders should consult their own tax advisors regarding the method of making such an election and the effect on other debt instruments acquired by such holder at a market discount or market premium.

    A Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. The Seller will treat the monthly period ending on each Distribution Date as the accrual period. With respect to each Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the related Distribution Date on the Regular Certificate. The Conference Committee

Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Non-Pro Rata Certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period, and (b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, and
(iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of original issue discount with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

    Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to take into account prepayments on the Regular Certificates as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. To the extent specified in the applicable Prospectus Supplement, an increase in prepayments on the Mortgage Loans with respect to a Series of Regular Certificates can result in both a change in the priority of principal payments with respect to certain Classes of Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Certificates.

    In the case of a Non-Pro Rata Certificate, although not entirely clear, the yield to maturity of such Certificate should be determined based upon the anticipated payment characteristics of the Class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Non-Pro Rata Certificate in a full accrual period would be its allocable share of the original issue discount with respect to the entire Class, as determined in accordance with the preceding paragraph. However, in the case of a distribution in retirement of the entire unpaid principal balance of any Non-Pro Rata Certificate (or portion of such unpaid principal balance), (a) the remaining unaccrued original issue discount allocable to such Certificate (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining Certificate of such Class (or the remaining unpaid principal balance of a partially redeemed Non-Pro Rata Certificate after a distribution of principal has been received) will be adjusted by reducing the present value of the remaining payments on such Class and the adjusted issue price of such Class to the extent attributable to the portion of the unpaid principal balance thereof that was distributed.

    A purchaser of a Regular Certificate at a price greater than its adjusted issue price will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price.

  VARIABLE RATE REGULAR CERTIFICATES

    Regular Certificates may provide for interest based on a variable rate. Under the Proposed OID Regulations, interest is treated as payable at a variable rate and not as contingent interest if, generally, (i) the issue price does not exceed the original principal balance, and (ii) the interest compounds or is payable at least annually at (a) a single "qualified floating rate," (b) a single qualified floating rate followed by a second qualified floating rate, (c) a single fixed rate followed by a single qualified floating rate or (d) a single "objective rate." A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds. An objective rate is based on or measured by one or more qualified floating rates or on the price of actively traded property or an index of the prices of such property. The variable interest generally will be qualified stated interest to the extent it is unconditionally payable at least annually and, to the extent successive qualified floating rates or a fixed rate followed by a qualified floating rate are used, interest is not significantly accelerated or deferred. Because of effective date rules, qualified variable rates for REMIC purposes do not appear to be as broad as for original issue discount purposes without further clarification from the Internal Revenue Service. The Internal Revenue Service has provided guidance in Notice 93-11 that a rate that meets the definition in the Proposed OID Regulations of a qualified floating rate is a qualified variable rate for REMIC purposes. Accordingly, under the REMIC Regulations, a Regular Certificate (i) bearing a variable rate tied to current values of a qualified floating rate (or the highest, lowest or average of two or more qualified floating rates, including a rate based on the average cost of funds of one or more financial institutions) or that represents a weighted average of rates on some or all of the Mortgage Loans that bear either a fixed rate or a qualified floating rate, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods, or one or more fixed rates for one or more periods, qualifies as a regular interest in a REMIC. Unless otherwise indicated in the applicable Prospectus Supplement, the Seller intends to treat Regular Certificates that qualify under this definition as bearing a variable rate for original issue discount reporting purposes, rather than as having contingent interest.

    The Proposed OID Regulations indicate that the amount of original issue discount with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount," with the yield to maturity and future payments on such Regular Certificate to be determined by assuming that interest will be payable for the life of the Regular Certificate at a reasonable fixed rate that, taking into account any actual discount from par, provides a yield to maturity that approximates the applicable Federal rate under Code Section 1274(d). The Seller, however, unless and until required to do otherwise by final Treasury regulations, intends to determine original issue discount with respect to variable rate Regular Certificates based on the assumption that future interest payments will be based on the initial rate for the relevant Class. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

    Although unclear at present, the Seller intends to treat Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans having adjustable rates as having qualified stated interest. In such case, the applicable index used to compute interest on the Mortgage Loans in effect on the issue date (or possibly the pricing date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. If the Pass-Through Rate for one or more periods is less than it would be based upon the fully indexed rate, the excess of the interest payments projected at the assumed index over interest projected at such initial rate will be tested under the DE MINIMIS rules as described above. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual Pass-Through Rate on the Regular Certificate.

  MARKET DISCOUNT

    A purchaser of a Regular Certificate also may be subject to the market discount rules of Code Sections 1276 through 1278. Under these sections and the principles applied by the Proposed OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate, or (ii) in the case of a Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate, or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply.

    By analogy to the Proposed OID Regulations, market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of a constant interest rate.

  PREMIUM

    A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such Regular Certificate as a
"capital asset" within the meaning of Code Section 1221, the Regular Certificateholder may elect under Code Section 171 to amortize such premium under the constant interest method. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant interest method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate, rather than as a separate deduction item.

  TREATMENT OF LOSSES

    Regular Certificateholders will be required to report income with respect thereto on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate, particularly a Subordinated Certificate, may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. Although not entirely clear, it appears that Regular Certificateholders that are corporations should in general be allowed to deduct as an ordinary loss such loss with respect to principal sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, Regular Certificateholders that are not corporations will be allowed to deduct as a short term capital loss any loss sustained during the taxable year on account of a portion of any such Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, non-corporate Regular Certificateholders should be allowed a bad debt deduction at such time as the principal balance of such Regular Certificates is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all the Mortgage Loans remaining in the Trust Estate have been liquidated or the applicable Class of Regular Certificates has been otherwise retired. Regular Certificateholders are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. Losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.

  SALE OR EXCHANGE OF REGULAR CERTIFICATES

    If a Regular Certificateholder sells or exchanges a Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller and by any amortized premium.

    Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the long-term capital gain holding period (currently, more than one year). Such gain will be treated as ordinary income if there was an "intention to call" the Regular Certificate prior to maturity. The Proposed OID Regulations state that the presence of a sinking fund or optional call does not give rise to such an intention, and the Seller does not believe such an intention will otherwise be present with respect to a Series of Certificates, although the application of these rules to Non-Pro Rata Certificates is unclear. In addition, such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, (ii) in the case of a non-corporate taxpayer, for taxable years beginning on or after January 1, 1993, to the extent such taxpayer has made an election under Code
Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable Federal rate under Code Section 1274(d) as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to such Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Pursuant to the

Revenue Reconciliation Act of 1993, capital gains of certain non-corporate taxpayers are subject to a lower maximum tax rate than ordinary income of such taxpayers. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

TAXATION OF RESIDUAL CERTIFICATES

  TAXATION OF REMIC INCOME

    Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ("Residual Holders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Holder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Holders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts, and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income includes interest, original issue discount income, and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC Pool and realized losses on the Mortgage Loans. The requirement that Residual Holders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Certificates of any class of the related Series outstanding.

    The taxable income recognized by a Residual Holder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Certificates, on the other hand. In the event that an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the Residual Holder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal or Stated Amount on the Regular Certificates, and (ii) the discount on the Mortgage Loans which is includible in income may exceed the deduction allowed upon such distributions on those Regular Certificates on account of any unaccrued original issue discount relating to those Regular Certificates. When there is more than one Class of Regular Certificates that distribute principal or payments in reduction of Stated Amount sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal or Stated Amount are being made in respect of earlier Classes of Regular Certificates to the extent that such Classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later Classes of Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a Series of Regular Certificates, may increase over time as distributions in reduction of principal or Stated Amount are made on the lower yielding Classes of Regular Certificates, whereas, to the extent the REMIC Pool consists of fixed rate Mortgage Loans, interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Holders must have sufficient other sources of cash to pay any federal, state, or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of

"excess inclusions" below under "Limitations on Offset or Exemption of REMIC Income." The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a Series of Certificates, may have a significant adverse effect upon a Residual Holder's after-tax rate of return. In addition, a Residual Holder's taxable income during certain periods may exceed the income reflected by such Residual Holder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in Residual Certificates.

  BASIS AND LOSSES

    The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Holder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Holder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Holder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Holder as to whom such loss was disallowed and may be used by such Residual Holder only to offset any income generated by the same REMIC Pool.

    A Residual Holder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Holders described above under "Taxation of REMIC Income," the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

    A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. The preamble to the REMIC Regulations states that the Internal Revenue Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and Residual Holders should consult their own tax advisors in this regard.

    Further, to the extent that the initial adjusted basis of a Residual Holder (other than an original holder) in the Residual Certificate is greater than the corresponding portion of the REMIC Pool's basis in the Mortgage Loans, the Residual Holder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "Treatment of Certain Items of REMIC Income and Expense--Market Discount" below regarding the basis of Mortgage Loans to the REMIC Pool and "Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

  TREATMENT OF CERTAIN ITEMS OF REMIC INCOME AND EXPENSE

    ORIGINAL ISSUE DISCOUNT. Generally, the REMIC Pool's deductions for original issue discount will be determined in the same manner as original issue discount income on Regular Certificates as described above under "Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates," without regard to the DE MINIMIS rule described therein.

    MARKET DISCOUNT. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool in such Mortgage Loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool. The accrued portion of such market discount would be recognized currently as an item of ordinary income. Market discount income generally should accrue in the manner described above under "Taxation of Regular Certificates--Market Discount."

    PREMIUM. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "Taxation of Regular Certificates--Premium," a person that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code
Section 171 to amortize premium on Mortgage Loans originated after September 27, 1985 under a constant interest method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. Because substantially all of the mortgagors on the Mortgage Loans are expected to be individuals, Code Section 171 will not be available for premium on Mortgage Loans originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Internal Revenue Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

  LIMITATIONS ON OFFSET OR EXEMPTION OF REMIC INCOME

    The Code provides that, to the extent provided in regulations, if the aggregate value of the Residual Certificates relative to the aggregate value of the Regular Certificates and Residual Certificates is considered to be
"significant," as described below, then a portion (but not all) of the REMIC taxable income includible in determining the federal income tax liability of a Residual Holder will be subject to special treatment. That portion, referred to as the "excess inclusion," is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of (i) 120% of the long-term applicable Federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by (ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Although the Conference Committee Report to the 1986 Act indicates that the value of all Residual Certificates would be considered significant in cases where such value is at least 2% of the aggregate value of the Regular Certificates and Residual Certificates, the REMIC Regulations have not adopted such a general rule. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be determined by the preceding formula, with the effect that such excess inclusions will be a larger portion of such income as the relative value of the Residual Certificates diminishes.

    The portion of a Residual Holder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on such Residual Holder's return. Further, if the Residual Holder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Holder's excess inclusions will be treated as unrelated business taxable income of such Residual Holder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "Taxation of Certain Foreign Investors--Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons.

    An exception to the inability of a Residual Holder to offset excess inclusions with unrelated deductions and net operating losses applies to Code
Section 593 institutions ("thrift institutions"). For purposes of applying this rule, all members of an affiliated group filing a consolidated return are treated as one taxpayer, except that thrift institutions to which Code Section 593 applies, together with their subsidiaries formed to issue REMICs, are treated as separate corporations. Furthermore, the Code provides that regulations may disallow the ability of a thrift institution to use deductions to offset excess inclusions if necessary or appropriate to prevent the avoidance of tax. A thrift institution may not so offset its excess inclusions unless the Residual Certificates have "significant value," which requires that (i) the Residual Certificates have an issue price that is at least equal to 2% of the aggregate of the issue prices of all Residual Certificates and Regular Certificates with respect to the REMIC Pool, and (ii) the anticipated weighted average life of the Residual Certificates is at least 20% of the anticipated weighted average life of the REMIC Pool. The anticipated weighted average life of the Residual Certificates is based on all distributions anticipated to be received with respect thereto (using the Prepayment Assumption). The anticipated weighted average life of the REMIC Pool is the aggregate weighted average life of all classes of interests therein (computed using all anticipated distributions on a regular interest with nominal or no principal). Finally, an ordering rule under the REMIC Regulations provides that a thrift institution may only offset its excess inclusion income with deductions after it has first applied its deductions against income that is not excess inclusion income. If applicable, the Prospectus Supplement with respect to a Series will set forth whether the Residual Certificates are expected to have "significant value" within the meaning of the REMIC Regulations.

  TAX-RELATED RESTRICTIONS ON TRANSFER OF RESIDUAL CERTIFICATES

    DISQUALIFIED ORGANIZATIONS. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such rate is applied to the anticipated excess inclusions from the end of the remaining calendar quarters in which they arise to the date of the transfer. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee, or other middleman) for a Disqualified
Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit stating that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Internal Revenue Service if the Disqualified Organization promptly disposes of the residual interest and the transferor pays income tax at the highest corporate rate on the excess inclusion for the period the Residual Certificate is actually held by the Disqualified Organization.

    In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

    For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, and (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity.

    The Pooling and Servicing Agreement with respect to a Series will provide that no legal or beneficial interest in a Residual Certificate may be transferred or registered unless (i) the proposed transferee furnishes to the Seller and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate and is not a Disqualified Organization and is not purchasing such Residual Certificate on behalf of a Disqualified Organization (I.E., as a broker, nominee, or middleman thereof) and (ii) the transferor provides a statement in writing to the Seller and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Pooling and Servicing Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a Series will bear a legend referring to such restrictions on transfer, and each Residual Holder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Pooling and Servicing Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Internal Revenue Service and to the requesting party within 60 days of the request, and the Seller or the Trustee may charge a fee for computing and providing such information.

    NONECONOMIC RESIDUAL INTERESTS. The REMIC Regulations would disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Holder (other than a Residual Holder who is not a U.S. Person, as defined below under "Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes on each excess inclusion. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "Disqualified Organizations." The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, and (ii) the transferee represents to the transferor that it understands that, as the holder of the non-economic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Pooling and Servicing Agreement with respect to each Series of Certificates will require the transferee of a Residual Certificate to certify to the matters in the preceding sentence as part of the affidavit described above under the heading "Disqualified Organizations."

    FOREIGN INVESTORS. The REMIC Regulations provide that the transfer of a Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

    The Prospectus Supplement relating to the Certificates of a Series may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

  SALE OR EXCHANGE OF A RESIDUAL CERTIFICATE

    Upon the sale or exchange of a Residual Certificate, the Residual Holder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Taxation of Residual Certificates--Basis and Losses") of such Residual Holder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Holder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Holder's Residual Certificate, in which case, if the Residual Holder has an adjusted basis in its Residual Certificate remaining when its interest in the REMIC Pool terminates, and if it holds such Residual Certificate as a capital asset under Code Section 1221, then it will recognize a capital loss at that time in the amount of such remaining adjusted basis.

    Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, for taxable years beginning on or after January 1, 1993, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

    The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code
Section 1091 will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Code Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

  TAXES THAT MAY BE IMPOSED ON THE REMIC POOL

    PROHIBITED TRANSACTIONS. Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Holders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default, or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool, or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services, or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Certificates is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or due-on-encumbrance clause, or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan.

    CONTRIBUTIONS TO THE REMIC POOL AFTER THE STARTUP DAY. In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Holder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted in Treasury regulations yet to be issued.

    NET INCOME FROM FORECLOSURE PROPERTY. The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period of two years, with possible extensions. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

  LIQUIDATION OF THE REMIC POOL

    If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC Pool will recognize no gain or loss on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of Regular Certificates and Residual Holders within the 90-day period.

  ADMINISTRATIVE MATTERS

    The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Holder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Internal Revenue Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit in a unified administrative proceeding. The Servicer will be obligated to act as "tax matters person," as defined in applicable Treasury regulations, with respect to the REMIC Pool, in its capacity as either Residual Holder or agent of the Residual Holders. If the Code or applicable Treasury regulations do not permit the Servicer to act as tax matters person in its capacity as agent of the Residual Holders, the Residual Holder chosen by the Residual Holders or such other person specified pursuant to Treasury regulations will be required to act as tax matters person.

LIMITATIONS ON DEDUCTION OF CERTAIN EXPENSES

    An investor who is an individual, estate, or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustment for inflation), or
(ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code
Section 212 for the Servicing Fee and all administrative and other expenses relating to the REMIC Pool, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Certificates, as well as holders of Residual Certificates, where such Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Certificates that are issued in a single class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates.

TAXATION OF CERTAIN FOREIGN INVESTORS

  REGULAR CERTIFICATES

    Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and

(ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Certificate is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Certificate. The term "Non-U.S. Person" means any person who is not a U.S. Person.

  RESIDUAL CERTIFICATES

    The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Holders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Holders may qualify as "portfolio interest," subject to the conditions described in "Regular Certificates" above, but only to the extent that (i) the Mortgage Loans were issued after July 18, 1984 and (ii) the Trust Estate or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, Mortgage Loans will not be, but regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Holder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion." See "Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income." If the amounts paid to Residual Holders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential." Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.

BACKUP WITHHOLDING

    Distributions made on the Regular Certificates, and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Certificates would be refunded by the Internal Revenue Service or allowed as a credit against the Regular Certificateholder's federal income tax liability.

REPORTING REQUIREMENTS

    Reports of accrued interest, original issue discount and information necessary to compute the accrual of market discount will be made annually to the Internal Revenue Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Internal Revenue Service Publication 938 with respect to a particular Series of Regular Certificates. Holders through nominees must request such information from the nominee.

    The Internal Revenue Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Holder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

    Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Holders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the Internal Revenue Service concerning Code Section 67 expenses (see "Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Holders, furnished annually to holders of Regular Certificates, and filed annually with the Internal Revenue Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Status of REMIC Certificates."

                FEDERAL INCOME TAX CONSEQUENCES FOR CERTIFICATES
                     AS TO WHICH NO REMIC ELECTION IS MADE

STANDARD CERTIFICATES

  GENERAL

    In the event that no election is made to treat a Trust Estate (or a segregated pool of assets therein) with respect to a Series of Standard Certificates as a REMIC, the Trust Estate will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code
Section 7701(i). Where there is no Fixed Retained Yield with respect to the Mortgage Loans underlying the Certificates of a Series, and where such Certificates are not designated as "Stripped Certificates" the holder of each such Certificate in such Series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Estate represented by its Standard Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under "Recharacterization of Servicing Fees." Accordingly, the holder of a Standard Certificate of a particular Series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Standard Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Servicer, in accordance with such Standard Certificateholder's method of accounting. A Standard Certificateholder generally will be able to deduct its share of the Servicing Fee and all administrative and other expenses of the Trust Estate in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Estate. However, investors who are individuals, estates or trusts who own Standard Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for the Servicing Fee and all such administrative and other expenses of the Trust Estate, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code
Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (in each case, as adjusted for inflation), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result, such investors holding Standard Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Standard Certificates with respect to interest at the pass-through rate or as discount income on such Standard Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is Fixed Retained Yield with respect to the Mortgage Loans underlying a Series of Standard Certificates or where the servicing fees are in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "Stripped Certificates" and "Recharacterization of Servicing Fees," respectively.

  TAX STATUS

    Cadwalader, Wickersham & Taft has advised the Seller that:

        1.    A Standard  Certificate  owned by  a  "domestic building  and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans...secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Standard Certificate is of the type described in such section of the Code.

        2. A Standard Certificate owned by a financial institution described in Code Section 593(a) will be considered to represent "qualifying real property loans" within the meaning of Code Section 593(d)(1), provided that the real property securing the Mortgage Loans represented by that Standard Certificate is of the type described in such section of the Code.

        3. A Standard Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code
    Section 856(c)(5)(A) to the extent that the assets of the related Trust Estate consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

        4. A Standard Certificate owned by a REMIC will be considered to represent an "obligation (including any participation or certificate of beneficial ownership therein) which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Estate consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).

    An issue arises as to whether Buy-Down Loans may be characterized in their entirety under the Code provisions cited in the immediately preceding paragraph. Code Section 593(d)(1)(C) provides that the term "qualifying real property loan" does not include a loan "to the extent secured by a deposit in or share of the taxpayer." The application of this provision to a Buy-Down Fund is uncertain, but may require that a taxpayer's investment in a Buy-Down Loan be reduced by the Buy-Down Fund. As to the treatment of Buy-Down Loans as "qualifying real property loans" under Code Section 593(d)(1) if the exception of Code Section 593(d)(1)(C) is inapplicable, as "loans...secured by an interest in real property" under Code Section 7701(a)(19)(C)(v), as "real estate assets" under Code Section 856(c)(5)(A), and as "obligation[s] . . . principally secured by an interest in real property" under Code Section 860G(a)(3)(A), there is indirect authority supporting treatment of an investment in a Buy-Down Loan as entirely secured by real property if the fair market value of the real property securing the loan exceeds the principal amount of the loan at the time of issuance or acquisition, as the case may be. There is no assurance that the treatment described above is proper. Accordingly, Standard Certificateholders are urged to consult their own tax advisors concerning the effects of such arrangements on the characterization of such Standard Certificateholder's investment for federal income tax purposes.

  PREMIUM AND DISCOUNT

    Standard Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Standard Certificates or thereafter.

    PREMIUM. The treatment of premium incurred upon the purchase of a Standard Certificate will be determined generally as described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Premium."

    ORIGINAL ISSUE DISCOUNT. The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a Standard Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the Proposed OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than the statutory DE MINIMIS exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser" rates on the Mortgage Loans.

    Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Standard Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loans (I.E., points) will be includible by such holder.

    MARKET DISCOUNT. Standard Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Market Discount."

  RECHARACTERIZATION OF SERVICING FEES

    If the servicing fees paid to the Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would be nondeductible under Code Section 162 or 212. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Standard Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased. Recently issued Internal Revenue Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

    Accordingly, if the Internal Revenue Service's approach is upheld, a Servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as "stripped coupons" and "stripped bonds." Subject to the DE MINIMIS rule discussed below under "--Stripped Certificates," each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Standard Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Standard Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to the Servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Standard Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See "Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

    In the alternative, the amount, if any, by which the servicing fees paid to the Servicer are deemed to exceed reasonable compensation for servicing could be treated as deferred payments of purchase price by the Standard Certificateholders to the Seller to purchase its undivided interest in the Mortgage Loans. In such event, the present value of such additional payments might be included in the Standard Certificateholder's basis in such undivided interests for purposes of determining whether the Standard Certificate was acquired at a discount, at par, or at a premium. Under this alternative, Standard Certificateholders may also be entitled to a deduction for unstated interest with respect to each deferred payment. The Internal Revenue Service may take the position that the specific statutory provisions of Code Section 1286 described above override the alternative described in this paragraph. Standard Certificateholders are advised to consult their tax advisors as to the proper treatment of the amounts paid to the Servicer as set forth herein as servicing compensation or under either of the alternatives set forth above.

  SALE OR EXCHANGE OF STANDARD CERTIFICATES

    Upon   sale   or   exchange   of   a   Standard   Certificate,   a  Standard
Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and other assets represented by the Standard Certificate. In general, the aggregate adjusted basis will equal the Standard Certificateholder's cost for the Standard Certificate, increased by the amount of any income previously reported with respect to the Standard Certificate and decreased by the amount of any losses previously reported with respect to the Standard Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss generally would be capital gain or loss if the Standard Certificate was held as a capital asset. However, gain on the sale of a Standard Certificate will be treated as ordinary income (i) if a Standard Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Standard Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, for taxable years beginning on or after January 1, 1993, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Pursuant to the Revenue Reconciliation Act of 1993 capital gains of certain noncorporate taxpayers are subject to a lower maximum tax rate than ordinary income of such taxpayers. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

STRIPPED CERTIFICATES

  GENERAL

    Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Certificates that are subject to those rules will be referred to as "Stripped Certificates." The Certificates will be subject to those rules if (i) the Seller or any of its affiliates retains (for its own account or for purposes of resale), in the form of Fixed Retained Yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Seller or any of its affiliates is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Loans (see "Standard Certificates--Recharacterization of Servicing Fees" above), and (iii) a Class of Certificates are issued in two or more Classes or Subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

    In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid to the Servicer, to the extent that such fees represent reasonable compensation for services rendered. See the discussion above under "Standard Certificates--Recharacterization of Servicing Fees." For this purpose the servicing fees will be allocated to the Stripped Certificates in proportion to the respective offering price of each Class (or Subclass) of Stripped Certificates. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "Standard Certificates-- General," subject to the limitation described therein.

    Code Section 1286 treats a stripped bond or a stripped coupon generally as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Mortgage Pool containing variable-rate Mortgage Loans, the Seller has been advised by counsel that (i) the Trust Estate will be treated as a grantor trust under subpart E, Part I of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code
Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the Proposed OID Regulations. Although it is possible that computations with respect to Stripped Certificates could be made in one of the ways described below under "Taxation of Stripped Certificates--Possible Alternative Characterizations," the Proposed OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument. Accordingly, for OID purposes, all payments on any Stripped Certificates should be aggregated and treated as though they were made on a single debt instrument. The Pooling and Servicing Agreement will require that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

    Furthermore, Treasury regulations issued December 28, 1992 provide for treatment of a Stripped Certificate as a single debt instrument issued on the date it is originated for purposes of calculating any original issue discount. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a DE MINIMIS original issue discount, or, presumably, at a premium. This treatment indicates that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the Proposed OID Regulations. Further, these final regulations provide that the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount if either (i) the initial discount with respect to the Stripped Certificate was treated as zero under the DE MINIMIS rule, or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Loans. Any such market discount would be reportable as described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount," without regard to the DE MINIMIS rule therein. Pursuant to Revenue Procedure 91-49, issued August 8, 1991, investors using a method of accounting inconsistent with the above treatment must change their method of accounting and request the consent to the Internal Revenue Service to such change on a statement attached to their first timely federal income tax returned for the first tax year ending after August 8, 1991.

  STATUS OF STRIPPED CERTIFICATES

    No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the Mortgage Loans. Although the issue is not free from doubt, counsel has advised the Seller that Stripped Certificates owned by applicable holders should be considered to represent "qualifying real property loans" within the meaning of Code Section 593(d)(1), "real estate assets" within the meaning of Code
Section 856(c)(5)(A), "obligation[s] . . . principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A), and "loans...secured by an interest in real property" within the meaning of Code
Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the Mortgage Loans and interest on such Mortgage Loans qualify for such treatment. The application of such Code provisions to Buy-Down Loans is uncertain. See "Standard Certificates--Tax Status" above.

  TAXATION OF STRIPPED CERTIFICATES

    ORIGINAL ISSUE DISCOUNT. Except as described above under "General," each Stripped Certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the Proposed OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, counsel has advised the Seller that the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" and
"--Variable Rate Regular Certificates." However, with the apparent exception of a Stripped Certificate issued with DE MINIMIS original issue discount as described above under "General," the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption.

    If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize a loss (which may be a capital loss) equal to such portion of unrecoverable basis.

    As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of proposed Treasury regulations issued April 8, 1986 (the "Prior Proposed OID Regulations"). If the rules of the Prior Proposed OID Regulations relating to contingent payments apply, treatment of a Stripped Certificate under such rules depends on whether the aggregate amount of principal payments, if any, to be made on the Stripped Certificate is less than or greater than its issue price. If the aggregate principal payments are greater than or equal to the issue price, the principal payments would be treated as a separate installment obligation issued at a price equal to the purchase price for the Stripped Certificate. In such case, original issue discount would be calculated and accrued under the method described above without consideration of the interest payments with respect to the Stripped Certificate. Such payments of interest would be includible in the Stripped Certificateholder's gross income in the taxable year in which the amounts become fixed. If the aggregate amount of principal payments to be made on the Stripped Certificate is less than its issue price, each payment of principal would be treated as a return of basis. Each payment of interest would be treated as includible in gross income to the extent of the applicable Federal rate under Code Section 1274(d), as applied to the adjusted basis of the Stripped Certificate, while amounts received in excess of the applicable Federal rate, as applied to the adjusted basis of the Stripped Certificate, would be characterized as a return of basis until the total amount of interest payments treated as a return of basis equalled the excess of the purchase price over the aggregate stated principal payments. Any additional interest payments thereafter would be treated as ordinary income. While not free from doubt, counsel for the Seller believes that uncertainty as to the payment of interest arising as a result of the possibility of prepayment of the Mortgage Loans should not cause the contingent payment rules under the Proposed OID Regulations to apply to interest with respect to the Stripped Certificates.

    SALE OR EXCHANGE OF STRIPPED CERTIFICATES. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Sale or Exchange of Regular Certificates." To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

    PURCHASE OF MORE THAN ONE CLASS OF STRIPPED CERTIFICATES. When an investor purchases more than one Class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such Classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

    POSSIBLE ALTERNATIVE CHARACTERIZATIONS. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each Mortgage Loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each Mortgage Loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan, or
(iii) a separate installment obligation for each Mortgage Loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more Classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each Mortgage Loan to the extent that such Stripped Certificate, or Classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such Mortgage Loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is DE MINIMIS, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

    Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.

REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

    The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Standard Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amount required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder. The Trustee will also file such original issue discount information with the Internal Revenue Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under "Federal Income Tax Consequences for REMIC Certificates--Backup Withholding."

TAXATION OF CERTAIN FOREIGN INVESTORS

    To the extent that a Standard Certificate or Stripped Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other non-U.S. persons ("foreign persons") generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Standard Certificateholder or Stripped Certificateholder on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

    Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a foreign person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Certain Foreign Investors--Regular Certificates."

                              ERISA CONSIDERATIONS

GENERAL

    The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on those employee benefit plans to which it applies ("Plans") and on those persons who are fiduciaries with respect to such Plans. The following is a general discussion of such requirements, and certain applicable exceptions to and administrative exemptions from such requirements. For purposes of this discussion, a person investing on behalf of an individual retirement account established under Code Section 408 (an "IRA") is regarded as a fiduciary and the IRA as a Plan.

    Before purchasing any Certificates, a Plan fiduciary should consult with its counsel and determine whether there exists any prohibition to such purchase under the requirements of ERISA, whether prohibited transaction exemptions such as PTE 83-1 or any individual administrative exemption (as described below) applies, including whether the appropriate conditions set forth therein would be met, or whether any statutory prohibited transaction exemption is applicable, and further should consult the applicable Prospectus Supplement relating to such Series of Certificates.

CERTAIN REQUIREMENTS UNDER ERISA

    GENERAL. In accordance with ERISA's general fiduciary standards, before investing in a Certificate a Plan fiduciary should determine whether to do so is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. A Plan fiduciary should especially consider the ERISA requirement of investment prudence and the sensitivity of the return on the Certificates to the rate of principal repayments (including prepayments) on the Mortgage Loans, as discussed in "Prepayment and Yield Considerations" herein.

    PARTIES IN INTEREST/DISQUALIFIED PERSONS. Other provisions of ERISA (and corresponding provisions of the Code) prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan (so-called "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). The Seller, the Servicer or the Trustee or certain affiliates thereof might be considered or might become "parties in interest" or "disqualified persons" with respect to a Plan. If so, the acquisition or holding of Certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless an administrative exemption described below or some other exemption is available.

    Special caution should be exercised before the assets of a Plan are used to purchase a Certificate if, with respect to such assets, the Seller, the Servicer or the Trustee or an affiliate thereof either: (a) has investment discretion with respect to the investment of such assets of such Plan; or (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such assets for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular investment needs of the Plan.

    DELEGATION OF FIDUCIARY DUTY. Further, if the assets included in a Trust Estate were deemed to constitute Plan assets, it is possible that a Plan's investment in the Certificates might be deemed to constitute a delegation, under ERISA, of the duty to manage Plan assets by the fiduciary deciding to invest in the Certificates, and certain transactions involved in the operation of the Trust Estate might be deemed to constitute prohibited transactions under ERISA and the Code. Neither ERISA nor the Code define the term "plan assets."

    The U.S. Department of Labor (the "Department") has issued regulations (the "Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust Estate) for purposes of the reporting and disclosure and general fiduciary responsibility provisions of ERISA, as well as for the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" (such as a Certificate) in such an entity.

    Certain exceptions are provided in the Regulations whereby an investing Plan's assets would be deemed merely to include its interest in the Certificates instead of being deemed to include an interest in the assets of a Trust Estate. However, it cannot be predicted in advance nor can there be any continuing assurance whether such exceptions may be met, because of the factual nature of certain of the rules set forth in the Regulations. For example, one of the exceptions in the Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of all classes of equity interests are held by "benefit plan investors," which are defined as Plans, IRAs, and employee benefit plans not subject to ERISA (for example, governmental plans), but this exception is tested immediately after each acquisition of an equity interest in the entity whether upon initial issuance or in the secondary market.

ADMINISTRATIVE EXEMPTIONS

    INDIVIDUAL    ADMINISTRATIVE   EXEMPTIONS.       Several   underwriters   of
mortgage-backed securities have applied for and obtained ERISA prohibited transaction exemptions (each, an "Underwriter's Exemption") which are in some respects broader than Prohibited Transaction Class Exemption 83-1 (described below). Such exemptions can only apply to mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an Underwriter's Exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility.

    Among the conditions that must be satisfied for an Underwriter's Exemption to apply are the following:

        (1) The acquisition of Certificates by a Plan is on terms (including the price for the Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

        (2) The rights and interests evidenced by Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other Certificates of the Trust Estate;

        (3) The Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from either Standard & Poors Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Rating Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch");

        (4) The Trustee must not be an affiliate of any other member of the Restricted Group (as defined below);

        (5) The sum of all payments made to and retained by the underwriter in connection with the distribution of Certificates represents not more than reasonable compensation for underwriting the Certificates. The sum of all payments made to and retained by the Seller pursuant to the assignment of the Mortgage Loans to the Trust Estate represents not more than the fair market value of such Mortgage Loans. The sum of all payments made to and retained by the Servicer (and any other servicer) represents not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith; and

        (6) The Plan investing in the Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

    The Trust Estate must also meet the following requirements:

            (i) the assets of the Trust Estate must consist solely of assets of the type that have been included in other investment pools in the marketplace;

           (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or D&P for at least one year prior to the Plan's acquisition of the Certificates; and

           (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the Certificates.

    If the conditions to an Underwriter's Exemption are met, whether or not a Plan's assets would be deemed to include an ownership interest in the Mortgage Loans in a mortgage pool, the acquisition, holding and resale of the Certificates by Plans would be exempt from the prohibited transaction provisions of ERISA and the Code.

    Moreover, an Underwriter's Exemption can provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur if a Plan fiduciary causes a Plan to acquire Certificates in a Trust Estate in which the fiduciary (or its affiliate) is an obligor on the Mortgage Loans held in the Trust Estate provided that, among other requirements: (i) in the case of an acquisition in connection with the initial issuance of Certificates, at least fifty percent of each class of Certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the Trust Estate is acquired by persons independent of the Restricted Group (as defined below); (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the Mortgage Loans contained in the Trust Estate; (iii) the Plan's investment in Certificates of any Class does not exceed twenty-five percent of all of the Certificates of that Class outstanding at the time of the acquisition and (iv) immediately after the acquisition no more than twenty-five percent of the assets of the Plan with respect to which such person is a fiduciary are invested in Certificates representing an interest in one or more trusts containing assets sold or served by the same entity.

    An Underwriter's Exemption does not apply to Plans sponsored by the Seller, the underwriter specified in the applicable Prospectus Supplement, the Trustee, the Servicer, any obligor with respect to Mortgage Loans included in the Trust Estate constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Estate, or any affiliate of such parties (the "Restricted Group").

    PTE   83-1.    Prohibited  Transaction  Class  Exemption  83-1  for  Certain
Transactions Involving Mortgage Pool Investment Trusts ("PTE 83-1") permits certain transactions involving the creation, maintenance and termination of certain residential mortgage pools and the acquisition and holding of certain residential mortgage pool pass-through certificates by Plans, whether or not the Plan's assets would be deemed to include an ownership interest in the mortgages in such mortgage pools, and whether or not such transactions would otherwise be prohibited under ERISA.

    The term "mortgage pool pass-through certificate" is defined in PTE 83-1 as "a certificate representing a beneficial undivided fractional interest in a mortgage pool and entitling the holder of such a certificate to pass-through payment of principal and interest from the pooled mortgage loans, less any fees retained by the pool sponsor." It appears that, for purposes of PTE 83-1, the term "mortgage pool pass-through certificate" would include Certificates issued in a single Class or in multiple Classes that evidence the beneficial ownership of both a specified percentage of future interest payments (after permitted deductions) and a specified percentage of future principal payments on a Trust Estate.

    However, it appears that PTE 83-1 does or might not apply to the purchase and holding of (a) Certificates that evidence the beneficial ownership only of a specified percentage of future interest payments (after permitted deductions) on a Trust Estate or only of a specified percentage of future principal payments on a Trust Estate, (b) Residual Certificates, (c) Certificates evidencing ownership interests in a Trust Estate which includes Mortgage Loans secured by multifamily residential properties or shares issued by cooperative housing corporations, or
(d) Certificates which are subordinated to other Classes of Certificates of such Series. Accordingly, unless exemptive relief other than PTE 83-1 applies, Plans should not purchase any such Certificates.

    PTE 83-1 sets forth "general conditions" and "specific conditions" to its applicability. Section II of PTE 83-1 sets forth the following general conditions to the application of the exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans or the property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments;
(ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a requirement that the sum of all payments made to and retained by the pool sponsor, and all funds inuring to the benefit of the pool sponsor as a result of the administration of the mortgage pool, must represent not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the pool. The system of insurance or protection referred to in clause (i) above must provide such protection and indemnification up to an amount not less than the greater of one percent of the aggregate unpaid principal balance of the pooled mortgages or the unpaid principal balance of the largest mortgage in the pool. It should be noted that in promulgating PTE 83-1 (and a predecessor exemption), the Department did not have under its consideration interests in pools of the exact nature as some of the Certificates described herein.

EXEMPT PLANS

    Employee benefit plans which are governmental plans (as defined in Section 3(32) of ERISA), and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements and assets of such plans may be invested in Certificates without regard to the ERISA considerations described above but such plans may be subject to the provisions of other applicable federal and state law.

UNRELATED BUSINESS TAXABLE INCOME--RESIDUAL CERTIFICATES

    The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E.
Further, prior to the purchase of Residual Certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a Residual Certificate on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511 such as certain governmental plans, as discussed above under the caption "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations."

    DUE TO THE COMPLEXITY OF THESE RULES AND THE PENALTIES IMPOSED UPON PERSONS INVOLVED IN PROHIBITED TRANSACTIONS, IT IS PARTICULARLY IMPORTANT THAT POTENTIAL INVESTORS WHO ARE PLAN FIDUCIARIES CONSULT WITH THEIR COUNSEL REGARDING THE CONSEQUENCES UNDER ERISA OF THEIR ACQUISITION AND OWNERSHIP OF CERTIFICATES.

    THE SALE OF CERTIFICATES TO A PLAN IS IN NO RESPECT A REPRESENTATION BY THE SELLER OR THE APPLICABLE UNDERWRITER THAT THIS INVESTMENT MEETS ALL RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY PLANS GENERALLY OR ANY PARTICULAR PLAN, OR THAT THIS INVESTMENT IS APPROPRIATE FOR PLANS GENERALLY OR ANY PARTICULAR PLAN.

                                LEGAL INVESTMENT

    Standard Certificates which are not rated, as discussed below under "Rating" will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (the "Enhancement Act"). Unless otherwise specified in the related Prospectus Supplement, the Certificates other than Residual Certificates (and if so specified in the related Prospectus Supplement, the Residual Certificates) will constitute "mortgage related securities"  for  purposes of  the Enhancement  Act  and as  such will  be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including but not limited to state-chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Pursuant to the Enhancement Act, a number of states enacted legislation, on or before the October 3, 1991 cut-off for such enactments, limiting to varying extents the ability of certain entities (in particular insurance companies) to invest in mortgage related securities, in most cases by requiring the affected investors to rely solely upon existing state law, and not the Enhancement Act. Accordingly, the investors affected by such legislation will be authorized to invest in the Certificates only to the extent provided in such legislation.

    The Enhancement Act also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with mortgage related securities without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, federal credit unions should review National Credit Union Administration Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The National Credit Union Administration has adopted rules, codified as 12 C.F.R. Section 703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities such as the Residual Certificates and the Stripped Certificates, except under limited circumstances.

    All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 (the "Policy Statement") of the Federal Financial Institutions Examination Council. The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Comptroller of the Currency and the Office of Thrift Supervision, effective February 10, 1992, and by the National Credit Union Administration (with certain modifications), effective June 26, 1992, prohibits depository institutions from investing in certain "high-risk mortgage securities" (including securities such as certain series and classes of the Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions.

    Institutions whose investment activities are subject to regulation by federal or state authorities should review policies and guidelines adopted from time to time by such authorities before purchasing any of the Certificates, as certain Series or Classes (in particular, Stripped Certificates) may be deemed unsuitable investments, or may otherwise be restricted, under such policies or guidelines (in certain instances irrespective of the Enhancement Act).

    The  foregoing  does  not  take  into  consideration  the  applicability  of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest-bearing" or "income-paying," and, with regard to any Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

    All investors should consult with their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors.

                              PLAN OF DISTRIBUTION

    The Certificates are being offered hereby in Series through one or more of the methods described below. The applicable Prospectus Supplement for each Series will describe the method of offering being utilized for that Series and will state the public offering or purchase price of each Class of Certificates of such Series, or the method by which such price is to be determined, and the net proceeds to the Seller from such sale.

    The Certificates will be offered through the following methods from time to time and offerings may be made concurrently through more than one of these methods or an offering of a particular Series of Certificates may be made through a combination of two or more of these methods:

        1. By negotiated firm commitment underwriting and public re-offering by underwriters specified in the applicable Prospectus Supplement;

        2.  By placements by the Seller with investors through dealers; and

        3.  By direct placements by the Seller with investors.

    If underwriters are used in a sale of any Certificates, such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. Firm commitment underwriting and public reoffering by underwriters may be done through underwriting syndicates or through one or more firms acting alone. The specific managing underwriter or underwriters, if any, with respect to the offer and sale of a particular Series of Certificates will be set forth on the cover of the Prospectus Supplement applicable to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement. The Prospectus Supplement will describe any discounts and commissions to be allowed or paid by the Seller to the underwriters, any other items constituting underwriting compensation and any discounts and commissions to be allowed or paid to the dealers. The obligations of the underwriters will be subject to certain conditions precedent. The underwriters with respect to a sale of any Class of Certificates will be obligated to purchase all such Certificates if any are purchased. The Seller and PHMC will indemnify the applicable underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act").

    The Prospectus Supplement with respect to any Series of Certificates offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Seller and dealers and/or the Seller and purchasers of Certificates of such Series.

    Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Act in connection with reoffers and sales by them of Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

    If specified in the Prospectus Supplement relating to a Series of Certificates, the Seller or any affiliate thereof may purchase some or all of one or more Classes of Certificates of such Series from the underwriter or underwriters at a price specified or described in such Prospectus Supplement. Such purchaser may thereafter from time to time offer and sell, pursuant to this Prospectus, some or all of such Certificates so purchased directly, through one or more underwriters to be designated at the time of the offering of such Certificates or through dealers acting as agent and/or principal. Such offering may be restricted in the matter specified in such Prospectus Supplement. Such transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. The underwriters and dealers participating in such purchaser's offering of such Certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing such Certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of such Certificates may be deemed to be an "underwriter" within the meaning of the Act, and any commissions and discounts received by such dealer and any profit on the resale of such Certificates by such dealer might be deemed to be underwriting discounts and commissions under the Act.

    One or more affiliates of the Seller and the Servicer, including Prudential Securities Incorporated, may act as underwriter or dealer with respect to Certificates of any Series. Any such affiliate will be identified in the applicable Prospectus Supplement.

                                 LEGAL MATTERS

    Certain legal matters will be passed upon for the Seller by Cadwalader, Wickersham & Taft, New York, New York and for any underwriters by Brown & Wood, New York, New York.

                                     RATING

    It is a condition to the issuance of the Stripped Certificates and the Multi-Class Certificates of any Series that they be rated in one of the four highest categories by at least one Rating Agency. Standard Certificates may or may not be rated by a Rating Agency.

    A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each securities rating should be evaluated independently of any other rating.

                        INDEX OF SIGNIFICANT DEFINITIONS

TERM                                                                                                            PAGE
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Aggregate Losses...........................................................................................          34
Assumed Reinvestment Rate..................................................................................          33
Balloon Loan...............................................................................................          15
Balloon Period.............................................................................................          15
Buy-Down Fund..............................................................................................          15
Buy-Down Loans.............................................................................................          15
Certificate Account........................................................................................          48
Certificates...............................................................................................           1
Class......................................................................................................           1
Code.......................................................................................................          11
Compound Interest Certificates.............................................................................          24
Cross-Over Date............................................................................................          29
Curtailments...............................................................................................          24
Cut-Off Date...............................................................................................           8
Depository.................................................................................................          48
Determination Date.........................................................................................          24
Distributable Amount.......................................................................................          24
Distribution Date..........................................................................................           8
Due Date...................................................................................................          13
Due Period.................................................................................................          32
Eligible Investments.......................................................................................          35
ERISA......................................................................................................          11
FDIC.......................................................................................................          49
FHLMC......................................................................................................          14
Fixed Retained Yield.......................................................................................           9
FNMA.......................................................................................................          14
Initial Deposit............................................................................................          34
Interest Rate..............................................................................................           1
Last Scheduled Distribution Date...........................................................................          33
Late Payment...............................................................................................          25
Late Payment Period........................................................................................          25
Liquidation Proceeds.......................................................................................          49
Loan-to-Value Ratio........................................................................................          13
Mortgage Interest Rate.....................................................................................           9
Mortgage Loans.............................................................................................           1
Mortgage Notes.............................................................................................          12
Mortgaged Properties.......................................................................................          12
Mortgages..................................................................................................          12
Multi-Class Certificate Distribution Amount................................................................          32
Multi-Class Certificates...................................................................................           1
Net Foreclosure Profits....................................................................................          27
Net Mortgage Interest Rate.................................................................................           9
Non-Pro Rata Certificate...................................................................................          70
OTS........................................................................................................          65
Payment Deficiencies.......................................................................................          34
Pass-Through Rate..........................................................................................           9
Percentage Certificates....................................................................................          23
Periodic Advances..........................................................................................          11
PHMC.......................................................................................................           1
PMCC.......................................................................................................          42
Pool Distribution Amount...................................................................................          26
Pool Scheduled Principal Balance...........................................................................          29

TERM                                                                                                            PAGE
-----------------------------------------------------------------------------------------------------------     -----
Pool Value.................................................................................................          32
Pool Value Group...........................................................................................          32
Pooling and Servicing Agreement............................................................................           7
Prepayment Assumptions.....................................................................................          71
Prepayment Interest Shortfall..............................................................................          25
Prudential Insurance.......................................................................................           7
Rating Agency..............................................................................................          11
Record Date................................................................................................           9
Registration Statement.....................................................................................           2
Regular Certificateholder..................................................................................          70
Regular Certificates.......................................................................................          22
REMIC......................................................................................................           1
Residual Certificates......................................................................................          22
Scheduled Principal........................................................................................          24
Scheduled Principal Balance................................................................................          25
Seller.....................................................................................................           1
Senior Certificates........................................................................................           1
Senior Class...............................................................................................          24
Senior Class Carryover Shortfall...........................................................................          27
Senior Class Distributable Amount..........................................................................          24
Senior Class Distribution Amount...........................................................................          28
Senior Class Principal Portion.............................................................................          24
Senior Class Pro Rata Share................................................................................          27
Senior Class Shortfall.....................................................................................          27
Senior Class Shortfall Accruals............................................................................          28
Series.....................................................................................................           1
Servicer...................................................................................................           1
Servicing Fee..............................................................................................           9
Shifting Interest Certificate..............................................................................          23
Special Distributions......................................................................................          33
Special Hazard Loss Amount.................................................................................          37
Special Hazard Mortgage Loan...............................................................................          37
Special Hazard Termination Date............................................................................          37
Specified Subordination Reserve Fund Balance...............................................................          34
Spread.....................................................................................................          32
Standard Certificates......................................................................................           1
Standard Hazard Insurance Policy...........................................................................          15
Stated Amount..............................................................................................           1
Stripped Certificates......................................................................................           1
Subclass...................................................................................................           1
Subordinated Amount........................................................................................           9
Subordinated Certificates..................................................................................           1
Subordinated Class Distributable Amount....................................................................          25
Subordinated Class Principal Portion.......................................................................          25
Subordinated Class Pro Rata Share..........................................................................          27
Subordination Reserve Fund.................................................................................          10
Subsidy Account............................................................................................          14
Subsidy Loans..............................................................................................          14
Treasury Regulations.......................................................................................          17
Trust Estate...............................................................................................           1
Trustee....................................................................................................          61
UCC........................................................................................................          63
Unpaid Interest Shortfall..................................................................................          28
Voting Interests...........................................................................................          58

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    NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT AND PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS SUPPLEMENT, THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE. THE DELIVERY OF THIS SUPPLEMENT, THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.
                             ----------------------
                               TABLE OF CONTENTS

                                  PAGE
                                  -----
              SUPPLEMENT
General.........................   S1-3
Risk Factors and Special
 Considerations.................   S1-3
Description of the
 Certificates...................   S1-4
Description of the Mortgage
 Loans..........................   S1-5
Origination, Delinquency and
 Foreclosure Experience.........  S1-14
Historical Prepayments..........  S1-17
Sensitivity of the Pre-Tax Yield
 and Weighted Average Life of
 the Class A-10 Certificates....  S1-18
Certain Federal Income Tax
 Consequences...................  S1-19
Underwriting....................  S1-20
Secondary Market................  S1-20
ERISA Considerations............  S1-20
Legal Investment................  S1-21
Legal Matters...................  S1-21
Use of Proceeds.................  S1-21
Ratings.........................  S1-21
Incorporation of Certain
 Information by Reference.......  S1-22

                             PROSPECTUS SUPPLEMENT

Table of Contents...............    S-3
Summary Information.............    S-4
Description of the
 Certificates...................   S-20
Description of the Mortgage
 Loans..........................   S-43
Origination, Delinquency and
 Foreclosure
 Experience.....................   S-51
Prepayment and Yield
 Considerations.................   S-54
Pooling and Servicing
 Agreement......................   S-65
Federal Income Tax
 Considerations.................   S-67
ERISA Considerations............   S-70
Legal Investment................   S-71
Secondary Market................   S-71
Underwriting....................   S-71
Legal Matters...................   S-72
Use of Proceeds.................   S-72
Ratings.........................   S-72
Index of Significant Prospectus
 Supplement
 Definitions....................   S-73

                                   PROSPECTUS

Reports.........................      2
Additional Information..........      2
Additional Detailed
 Information....................      2
Table of Contents...............      3
Summary of Prospectus...........      7
The Trust Estates...............     12
Description of the
 Certificates...................     22
Credit Support..................     34
Prepayment and Yield
 Considerations.................     39
The Seller......................     41
PHMC............................     42
Use of Proceeds.................     48
Servicing of the Mortgage
 Loans..........................     48
The Pooling and Servicing
 Agreement......................     58
Certain Legal Aspects of the
 Mortgage Loans.................     61
Certain Federal Income Tax
 Consequences...................     67
ERISA Considerations............     91
Legal Investment................     95
Plan of Distribution............     96
Legal Matters...................     98
Rating..........................     98
Index of Significant
 Definitions....................     99

                              THE PRUDENTIAL HOME
                              MORTGAGE SECURITIES
                                 COMPANY, INC.

                                 VARIABLE RATE1
                            CLASS A-10 CERTIFICATES
                       1ON THE CLASS A-10 NOTIONAL AMOUNT

                             MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 1993-58

                                ----------------

                                   SUPPLEMENT
                                ----------------

                                     [LOGO]

                                DECEMBER 7, 1995

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